As filed with the Securities and Exchange Commission on April 19, 2013

File Nos. 333-177543

811-03457

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-4

REGISTRATION STATEMENT

UNDER

SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 1	☒

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 102	☒

Penn Mutual Variable Annuity Account III

(Exact Name of Registrant)

THE PENN MUTUAL LIFE INSURANCE COMPANY

(Name of Depositor)

600 Dresher Road

Horsham, Pennsylvania 19044

(Address of Principal Executive Offices of Depositor)

Depositor’s Telephone Number: 215-956-8000

Kevin T. Reynolds

Senior Vice President and Chief Legal Officer

The Penn Mutual Life Insurance Company

600 Dresher Road

Horsham, Pennsylvania 19044

(Name and Address of Agent for Service)

Copy to:

Michael Berenson

Bingham McCutchen LLP

2020 K Street, N.W.

Washington, D.C. 20006

Title of Securities Being Registered: Individual Variable Annuity Contracts – Flexible Purchase Payments.

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b) of Rule 485.
☒	on May 1, 2013 pursuant to paragraph (b) of Rule 485.
☐	60 days after filing pursuant to paragraph (a) of Rule 485.
☐	on (date) pursuant to paragraph (a) of Rule 485.

Prospectus

Penn Mutual
Variable Annuity Account III

May 1, 2013

Smart Foundation Variable Annuities

PROSPECTUS — MAY 1, 2013

Individual Variable and Fixed Deferred Annuity Contract - Flexible Purchase Payments

SMART FOUNDATION VARIABLE ANNUITY PROSPECTUS

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

THE PENN MUTUAL LIFE INSURANCE COMPANY

Philadelphia, Pennsylvania 19172 • Telephone (800) 523-0650

This prospectus describes an Individual Variable and Fixed Deferred Annuity with Flexible Purchase Payments contract (“Contract”) issued by The Penn Mutual Life Insurance Company (“Penn Mutual”, the “Company”, “we”, “us”, or “our”). The prospectus contains information that the Contract Owner (“you”) should know before purchasing a Contract. Please read it carefully and save it for future reference.

The Contract is an agreement between you and Penn Mutual. You agree to make one or more payments to us and we agree to make annuity and other payments to you at a future date.

You choose between three available options of the Base Contract, which have different surrender periods and charges, and different ongoing Mortality and Expense Risk Charges.

A glossary of terms which defines important items that are referenced throughout the prospectus has been included for your convenience and can be found in the “Glossary” section.

The basic Contract (“Base Contract”):

•	is an individual annuity and is not available as a group contract;
•

has a variable component, which means that there are multiple investment options available, and your Variable Account Value will be based upon your individual investment experience (see Section 2 - “Investment Options”);

•

has a fixed component, which means that your Fixed Account Value will be based on Purchase Payments accumulated with an interest rate which will vary, but will never be less than a guaranteed minimum rate (the guaranteed rate is determined at Contract issue and stays the same for the life of the Contract and will be in the range of 1%-3%);

•	is a deferred annuity, which means that the regular Annuity Payments do not start immediately;
•	allows for Flexible Purchase Payments, which means that multiple Purchase Payments may be made on or after the Contract Date, subject to certain restrictions;
•

is tax-deferred, which means that you will not pay income taxes until we begin to make annuity payments to you, or you take withdrawals from the Contract, or until the death benefit is paid to your Beneficiary(ies);

•	allows you to choose among the Fixed Annuitization Options that can guarantee income payments for a specified period or for the lifetime of the Annuitant(s);
•	provides the Free Withdrawal Amount allowance each Contract Year;
•	includes a Standard Death Benefit;
•

offers a selection of optional benefits including the Guaranteed Growth and Income Benefit, Enhanced Death Benefit, and Guaranteed Minimum Accumulation Benefit (there is an additional charge for each of these optional benefits, and there may be limitations on your investment options with the presence of any of the optional benefits). For information on the optional benefits’ features, please see the “Optional Benefits” section (Section 7).

The Contract will be terminated by the Company if a withdrawal (or deduction of fees or charges) (1) brings the Contract Value to zero, or (2) results in the amount remaining in the Contract to be less than the required Minimum Remaining Balance, or (3) results in less than $250 remaining in each Subaccount or Fixed Interest Option (unless the Guaranteed Growth and Income Benefit is present — see Section 9 “Guaranteed Growth and Income Benefit”). Please see the “Withdrawals Treated as Surrenders” paragraph in Section 4.1 - Ways to Access Your Money”.

We also reserve the right to terminate the Contract and any applicable Death Benefit by initiating a payment of the Surrender Value to you, if there are no Purchase Payments made during the two most recent Contract Years, and the Contract Value is less than $1,000 (unless the Guaranteed Growth and Income Benefit is present).

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is truthful or complete. It is a crime for anyone to tell you otherwise.

The Contract is not suitable for short-term investment. You may pay a surrender charge of up to 8% on early withdrawals. If you withdraw money before age 59 1/2, you may be subject to a 10% additional federal income tax. The Contract is not a bank deposit and is not federally insured or guaranteed by the Federal Deposit Insurance Corporation or any other federal government agency. An investment in this Contract involves investment risk including the possible loss of principal.

Contract expenses for annuity contracts that credit a purchase payment enhancement (Smart Foundation Plus Base Contract Option) are higher than other annuity contracts offered by Penn Mutual without a purchase payment enhancement feature. The benefit of the purchase payment enhancement may be more than offset by the higher expenses, relative to other annuity contract options we offer, if withdrawals are made in the early years of the Contract.

You may return your Contract within ten days of receipt for a full refund of the Contract Value (or Purchase Payments, if required by state law). Longer right to review periods apply in some states. Your Purchase Payment will be allocated to the Subaccounts you have selected on the date we issue your Contract. To return your Contract, simply deliver or mail it to our office or to our representative who delivered the Contract to you. The date of the cancellation will be the date we receive your Contract.

The Fixed Account (including the Fixed Interest Options and the Fixed Dollar Cost Averaging Options) is part of the Company’s general account which is subject to the claims of the Company’s creditors. The Company’s insurance obligations and guarantees under the Contract are paid in part out of the general account and, therefore, Contract Owners should consider the Company’s financial statements and claims paying ability for the payment of such obligations and guarantees.

You may obtain a Statement of Additional Information, dated May 1, 2013, from us free of charge by writing The Penn Mutual Life Insurance Company, Attn: SAI Request, Philadelphia, PA 19172 or by visiting our web site at www.pennmutual.com. You can also call us at (800) 523-0650. The Statement of Additional Information contains more information about the Contract. It is filed with the Securities and Exchange Commission (the “Commission”), and we incorporate it by reference into this prospectus. The table of contents of the Statement of Additional Information is in Section 14 of this prospectus.

The Commission maintains a web site (http://www.sec.gov) that contains this prospectus, the Statement of Additional Information, material incorporated by reference, and other information regarding registrants that file electronically with the Commission.

Please read this prospectus before investing and keep it for future reference. It contains important information about your annuity and The Penn Mutual Life Insurance Company that you should know before investing. This prospectus is not an offering in any state, country, or jurisdiction in which we are not authorized to sell the Contracts.

Under the variable component of the Contract, you may direct us to invest your payments in one or more of the following underlying funds (the “Funds”) through Penn Mutual Variable Annuity Account III (the “Separate Account”).

INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT

Independence Capital Management, Inc.	Eaton Vance Management
Money Market Fund	Large Core Value Fund
Limited Maturity Bond Fund	SSgA Funds Management, Inc.
Quality Bond Fund	Index 500 Fund
Balanced Fund	Small Cap Index Fund
Aggressive Allocation Fund	Developed International Index Fund
Moderately Aggressive Allocation Fund	Neuberger Berman Management LLC
Moderate Allocation Fund	Mid Cap Value Fund
Moderately Conservative Allocation Fund	American Century Investment Management, Inc.
Conservative Allocation Fund	Mid Core Value Fund
T. Rowe Price Associates, Inc.	AllianceBernstein L.P.
High Yield Bond Fund	SMID Cap Value Fund
Flexibly Managed Fund	Janus Capital Management LLC
Large Growth Stock Fund	Small Cap Growth Fund
Turner Investments, L.P.	Goldman Sachs Asset Management, L.P.
Mid Cap Growth Fund	Small Cap Value Fund
MFS Investment Management	Vontobel Asset Management, Inc.
Large Cap Growth Fund	International Equity Fund
Wells Capital Management Inc.	Morgan Stanley Investment Management Inc.
Large Core Growth Fund	Emerging Markets Equity Fund
SMID Cap Growth Fund	Cohen & Steers Capital Management Inc.
Loomis, Sayles & Company, L.P.	Real Estate Securities Fund
Large Cap Value Fund

A prospectus for each of these Funds accompanies this prospectus.

We may add, substitute or remove investment options in the future.

Information about the Fixed Account available with your Contract can be found in Section 2.2 - “The Fixed Account”.

If your Contract includes any optional benefits, it may be subject to restrictions on allocations to and transfers among certain Subaccounts. For more information on these restrictions, see the Investment Allocation Options subsection under the applicable optional benefit section of this prospectus.

Variable annuity contracts are complex insurance and investment vehicles. Before you invest, be sure to ask your registered representative about the Contract’s features, benefits, risks and fees and whether the Contract is appropriate for you based upon your financial situation and objectives.

GLOSSARY

General Definitions

Accumulation Period:  A period that begins with your first Purchase Payment and ends on the Annuity Date.

Accumulation Unit:  A unit of measure used to compute the Variable Account Value under the Contract prior to the Annuity Date.

Administrative Office:  The Penn Mutual Life Insurance Company, Administrative Office, 600 Dresher Road, Horsham, Pennsylvania 19044.

Actual Age:  True calendar age in exact years (including partial year).

Age Nearest Birthday:  Age rounded to nearest whole number of years.

Annuitant:  The individual named in the Contract whose lifetime is used as a measuring life for all annuity options, benefits and features.

Annuitization:  The process by which you convert your Contract Value into a stream of regular income payments.

Annuity Date:  The date on which annuity payments begin, and the Contract transitions from the accumulation phase to the annuitization (income) phase. The date annuity payments are scheduled to begin is shown in the Contract and will never be later than the maximum maturity date set by state law.

Annuity Payout Period:  The period of time, starting on the Annuity Date, during which we make annuity payments.

Base Contract:  The Contract without optional benefits, available in any of the three Base Contract Options.

Base Contract Option:  Smart Foundation, Smart Foundation Flex or Smart Foundation Plus option of the Base Contract that varies by Surrender Charge Period provisions and whether the Purchase Payment Enhancement feature is present, elected at Contract issue.

Beneficiary:  The person(s) named by the Contract Owner to receive the death benefit payable upon the death of the Contract Owner or Annuitant.

Code:  The Internal Revenue Code of 1986, as amended.

Contingent Annuitant:  The individual designated by the Contract Owner and named in the Contract who will become the Annuitant in the event that the Annuitant dies before the Contract is terminated or annuitized.

Contract:  The combination variable and fixed annuity Contract described in this prospectus.

Contract Anniversary:  Any subsequent anniversary date of the Contract Date.

Contract Date:  The date the Contract is issued.

Contract Owner or Owner:  The person or entity, named in the Contract, unless amended by any subsequent change in ownership, entitled to exercise all of the ownership rights under the Contract.

Contract Value:  The sum of the Variable Account Value and the Fixed Account Value.

Contract Year:  The time period between Contract Anniversaries; the first Contract Year runs from the Contract Date to the first Contract Anniversary.

Fixed Account:  The account in which amounts are held for the Contract under all Fixed Account Options prior to the Annuity Date.

Fixed Account Value:  The value of the amounts held in all Fixed Account Options of the Fixed Account for this Contract.

Free Withdrawal Amount:  The amount, expressed as a percentage of Purchase Payments, a Contract Owner may withdraw each year during the Surrender Charge Period without incurring a Surrender Charge.

Initial Purchase Payment:  The sum of all deposits made into the Contract on the Contract Date.

Interest Period:  The period of time for which a Fixed Account interest rate declared by the Company is guaranteed. The period begins on a specified day of the calendar month in which the allocation or transfer is made, as declared by the Company.

Joint Annuitant:  The individual other than the Annuitant (as designated in the Contract) whose lifetime is also used as a measuring life for all annuity options, benefits and features.

Monthly Anniversary:  The same day of each month as the Contract anniversary date; if there is no corresponding date in the month, the Monthly Anniversary date will be the last date of such month.

Non-Qualified Contract:  A non-qualified annuity is not part of an employer provided retirement program and may be purchased by any individual or entity; contributions to non-qualified annuities are made with after-tax dollars.

Purchase Payment:  Any deposit made into the Contract.

Purchase Payment Enhancement:  An amount credited to the Contract Value when a Purchase Payment is made under the Smart Foundation Plus Base Contract Option. The amount credited is considered earnings in the Contract.

Qualified Contract:  A qualified annuity is purchased as part of, or in conjunction with, an employer provided retirement plan such as a defined benefit pension plan or an individual retirement arrangement such as an Individual Retirement Annuity (IRA). Penn Mutual does not issue contracts through 401(k) defined contribution pension plans.

Separate Account:  Penn Mutual Variable Annuity Account III, a separate account of The Penn Mutual Life Insurance Company that is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940.

Spousal Step-In:  Under Code Section 72(s), upon Contract Owner’s death, a spouse who is sole primary Beneficiary of a Contract may take the Contract as their own.

Subaccount:  A division of the Separate Account which holds shares of the Funds.

Subsequent Purchase Payment:  Any deposit made into the Contract after the Contract Date.

Surrender Charge:  A fee imposed as a percentage of the amount withdrawn in excess of the Free Withdrawal Amount for the Contract Year during the Surrender Charge Period.

Surrender Charge Basis:  The sum of all Purchase Payments not yet withdrawn.

Surrender Charge Period:  The number of Contract Years during which a Purchase Payment is subject to a Surrender Charge.

Surrender Value:  Contract Value less any charges and fees imposed upon surrender.

Variable Account:  The account under which amounts are held for the Contract Owner under all Subaccounts prior to the Annuity Date.

Variable Account Value:  The sum of the values of the Accumulation Units held in the Subaccounts for this Contract.

Valuation Period:  The period from one valuation of Separate Account assets to the next. Valuation is performed on each day the New York Stock Exchange is open for trading.

We or Us:  A reference to “we” or “us” denotes The Penn Mutual Life Insurance Company, also referred to in this prospectus as Penn Mutual or the Company.

You:  A reference to “you” denotes the Contract Owner or prospective Contract Owner.

Optional Benefits Definitions

Note:  Terms referencing “Guaranteed Growth & Income Benefit Rider” apply to Guaranteed Growth & Income Benefit contracts purchased prior to March 15, 2013, as well as Guaranteed Growth and Income Benefit II contracts purchased after March 15, 2013, unless otherwise indicated.

Age-Banded Lifetime Withdrawal Rate:  The percentage applied to the Withdrawal Benefit Base (based on the age of the younger Covered Life) to determine the Guaranteed Annual Withdrawal Amount under the Lifetime Withdrawal Guarantee provided by the Guaranteed Growth and Income Benefit Rider.

Covered Life:  Person designated in the Contract upon whose age/lifetime the features and benefits of the Rider are based.

Death Benefit Enhancement:  The amount by which the Enhanced Death Benefit Base exceeds the Standard Death Benefit payable under the Contract.

Deferral Phase:  The period prior to the exercise of withdrawals under the Lifetime Withdrawal Guarantee of the Guaranteed Growth and Income Benefit Rider.

Early Access Withdrawal Option:  An option which allows you to take withdrawals during the Deferral Phase which do not initiate the Withdrawal Phase under the Guaranteed Growth and Income Benefit Rider.

Enhanced Death Benefit Base:  The value used to determine the amount of the Death Benefit Enhancement.

Enhanced Death Benefit Rider:  Optional benefit that may be added to your Contract which provides for the payment of the Death Benefit Enhancement in addition to the Standard Death Benefit.

Excess Withdrawal:  Any withdrawal during the Withdrawal Phase in excess of the Guaranteed Annual Withdrawal Amount under the Guaranteed Growth and Income Benefit Rider.

Guaranteed Annual Withdrawal Amount:  The annual amount you may withdraw under the Guaranteed Growth and Income Benefit Rider and based on the amount of the Withdrawal Benefit Base and the Age-Banded Lifetime Withdrawal Rate that applies for the Covered Life(ves) at that time.

Guaranteed Growth and Income Benefit Rider:  Optional benefit that may be added to your Contract which provides for a guaranteed lifetime withdrawal benefit.

Guaranteed Minimum Accumulation Benefit Rider:  Optional benefit that may be added to your Contract which provides for return of minimum value at the end of the Benefit Period.

Guaranteed Minimum Accumulation Benefit Base:  The amount used to determine the minimum value returned at the end of the Benefit Period under the Guaranteed Minimum Accumulation Benefit Rider.

Joint Life Guarantee:  Type of optional benefit that is added to the Contract at issue which designates that the features and benefits of the Rider will cover two Covered Lives, specified at Contract Issue.

Lifetime Withdrawal:  Withdrawals available under the Lifetime Withdrawal Guarantee of the Guaranteed Growth and Income Benefit Rider that provides Guaranteed Annual Withdrawal Amounts for the lifetime(s) of the Covered Life(ves).

Lifetime Withdrawal Guarantee:  Provides Guaranteed Annual Withdrawal Amounts for the lifetime(s) of the Covered Life(ves) under the Guaranteed Growth and Income Benefit Rider.

Rider Effective Date:  The date the Rider becomes effective.

Rider:  Optional benefit (or combination of benefits) that adds to, alters, or amends the Contract to provide additional features to the Base Contract — currently available Riders are the Enhanced Death Benefit, Guaranteed Growth and Income Benefit II Rider, and Guaranteed Minimum Accumulation Benefit.

Single Life Guarantee:  Type of optional benefit that is added to the Contract at issue which designates that the features and benefits of the Rider will cover one Covered Life, specified at Contract Issue.

Step-Up:  An increase in the Withdrawal Benefit Base, the Enhanced Death Benefit Base, or the Guaranteed Minimum Accumulation Benefit Base to an amount equal to 100% of the Contract Value, determined on the applicable Contract Anniversary.

Withdrawal Benefit Base:  The amount used to determine the Guaranteed Annual Withdrawal Amount under the Guaranteed Growth and Income Benefit Rider.

Withdrawal Phase:  The period during which withdrawals are taken under the Lifetime Withdrawal Guarantee of the Guaranteed Growth and Income Benefit Rider.

FEE TABLES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract. For more information, please see Section 3 - “Fees and Expenses”.

The first table describes the fees and expenses that you will pay at the time that you purchase the Contract, surrender the Contract, or transfer contract value between Subaccounts. State premium taxes may also be deducted(1).

Contract Owner Transaction Expenses

Sales Load Imposed on Purchase Payments	None
Maximum Transfer Fee	$20(2)

Maximum Surrender Charges(3)

Number of full years since Purchase Payment	Base Contract Option
	Smart Foundation	Smart Foundation Flex	Smart Foundation Plus
0	8.0%	8.0%	8.0%

1	7.0%	7.0%	8.0%

2	6.0%	6.0%	8.0%

3	5.0%	5.0%	7.0%

4	4.0%	0.0%	6.0%

5	3.0%	0.0%	5.0%

6	1.5%	0.0%	4.0%

7	0.0%	0.0%	3.0%

8	0.0%	0.0%	2.0%

9	0.0%	0.0%	0.0%

(1)	As of the date of this prospectus state premium taxes range from 0% to 3.5%.
(2)	As of the date of this prospectus, the Transfer Fee is $0. The Company reserves the right to restrict frequency of transfers or market timing at its sole discretion, and to impose a transfer fee in the future. The transfer fee would not exceed $20.
(3)	Surrender Charges are expressed as a percentage of the amount of the Purchase Payment surrendered and may vary by state.

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Fund fees and expenses.

Contract Owner Periodic Expenses

Maximum Annual Contract Administration Charge	$40(1)

Separate Account Annual Expenses (as a percentage of Variable Account Value)

	Base Contract Option
	Smart Foundation	Smart Foundation Flex	Smart Foundation Plus
Mortality and Expense Risk Charge(2)	1.25%	1.50%	1.45%
Asset Based Contract Administration Charge	0.15%	0.15%	0.15%
Total Separate Account Annual Expenses(3)	1.40%	1.65%	1.60%

Maximum Rider Charges (may vary by state):

Guaranteed Growth and Income Benefit II	2.00	%(4)
Enhanced Death Benefit	0.75	%(5)
Guaranteed Minimum Accumulation Benefit	1.00	%(6)

(1)	You pay $40 or 2% of the Variable Account Value, whichever is less. You do not pay this charge if your Variable Account Value is more than $50,000.
(2)	Mortality and Expense Risk Charge is set at Contract issue and is guaranteed for the life of the Contract.
(3)	Without any Riders, as a percentage of Variable Account Value.
(4)	The current annual charge for the Guaranteed Growth and Income Benefit II Rider is 1.10% for a Single Life Guarantee (1.05% for Guaranteed Growth and Income Benefit Rider Contracts purchased prior to March 15, 2013) and 1.25% for a Joint Life Guarantee and neither may be increased beyond the maximum of 2.00%. The charge is expressed as an annual percentage; it will be assessed on the Withdrawal Benefit Base and will be deducted from the Contract Value on a quarterly basis.
(5)	The current annual charge for the Enhanced Death Benefit Rider is 0.35% if purchased stand-alone, 0.20% if purchased in combination with the Guaranteed Growth and Income Rider, and may not be increased beyond the maximum of 0.75%. The charge is expressed as an annual percentage; it will be assessed on the Enhanced Death Benefit Base and will be deducted from the Contract Value on a quarterly basis.
(6)	The current annual charge for the Guaranteed Minimum Accumulation Benefit Rider is 0.60% and may not be increased beyond the maximum of 1.00%. The charge will be assessed on the Variable Account Value and will be deducted from the Contract Value annually.

The next table shows the minimum and maximum total operating expenses of funds whose shares may be held in subaccounts of the Separate Account under the Policy. Fee and expense information for each fund is contained in the tables following this table.

Annual Fund Operating Expenses

Maximum and Minimum Total Fund Operating Expenses	Minimum:	Maximum:
(expenses that are deducted from assets of the Funds, including management fees and other expenses)	0.34%	1.72%

The following table provides more specific detail about the total fund operating expenses for each fund.

Penn Series Funds, Inc.

Underlying Fund Annual Expenses (as a % of portfolio average net assets)

	Investment Advisory Fees	Other Expenses		Acquired Fund Fees and Expenses	Total Fund Expenses	Less Fee Waivers		Net Fund Expenses
Money Market	0.18%	0.31%		0.00%	0.49%	0.00%		0.49%
Limited Maturity Bond	0.30%	0.27%		0.01%	0.58%	0.00%		0.58%
Quality Bond	0.31%	0.25%		0.02%	0.58%	0.00%		0.58%
High Yield Bond	0.50%	0.32%		0.00%	0.82%	0.00%		0.82%
Flexibly Managed	0.60%	0.24%		0.00%	0.84%	0.00%		0.84%
Balanced	0.00%	0.23%		0.43%	0.66%	0.04%	(1)	0.62%
Large Growth Stock	0.63%	0.28%		0.00%	0.91%	0.00%		0.91%
Large Cap Growth	0.55%	0.35%		0.00%	0.90%	0.00%		0.90%
Large Core Growth	0.60%	0.29%		0.00%	0.89%	0.00%		0.89%
Large Cap Value	0.60%	0.28%		0.01%	0.89%	0.00%		0.89%
Large Core Value	0.60%	0.28%		0.00%	0.88%	0.00%		0.88%
Index 500	0.07%	0.27%		0.00%	0.34%	0.00%		0.34%
Mid Cap Growth	0.70%	0.30%		0.00%	1.00%	0.00%		1.00%
Mid Cap Value	0.55%	0.29%		0.01%	0.85%	0.00%		0.85%
Mid Core Value	0.72%	0.36%		0.06%	1.14%	0.00%		1.14%
SMID Cap Growth	0.75%	0.37%		0.01%	1.13%	0.07%	(1)	1.06%
SMID Cap Value	0.95%	0.32%		0.00%	1.27%	0.13%	(1)	1.14%
Small Cap Growth	0.75%	0.35%		0.00%	1.10%	0.00%		1.10%
Small Cap Value	0.85%	0.28%	(1)	0.07%	1.20%	0.00%		1.20%
Small Cap Index	0.30%	0.39%		0.09%	0.78%	0.14%	(1)	0.64%
Developed International Index	0.30%	0.70%		0.00%	1.00%	0.41%	(1)	0.59%
International Equity	0.85%	0.32%		0.00%	1.17%	0.00%		1.17%
Emerging Markets Equity	1.18%	0.54%		0.00%	1.72%	0.00%		1.72%
Real Estate Securities	0.70%	0.31%		0.00%	1.01%	0.00%		1.01%
Aggressive Allocation	0.10%	0.25%		0.94%	1.29%	0.02%	(1)	1.27%
Moderately Aggressive Allocation	0.10%	0.22%		0.87%	1.19%	0.00%		1.19%
Moderate Allocation	0.10%	0.21%		0.79%	1.10%	0.00%		1.10%
Moderately Conservative Allocation	0.10%	0.22%	(1)	0.69%	1.01%	0.00%		1.01%
Conservative Allocation	0.10%	0.23%		0.60%	0.93%	0.00%		0.93%

(1)

There is an agreement under which a portion of the Fund’s fees and expenses will be waived and/or reimbursed to the extent necessary to keep total operating expenses of certain funds from exceeding the amounts shown below. This agreement is limited to a Fund’s direct operating expenses and, therefore, does not apply to acquired fund fees and expenses (excluding the Balanced Fund), which are indirect expenses incurred by each Fund through its investments in the underlying funds. Further, this agreement is expected to continue for the life of the Fund and it may only be terminated with the approval of the Fund’s Board of Directors, including a majority of the Directors who are not “interested persons” of the Fund. Under this agreement, to the extent Penn Mutual and/or the Fund’s investment adviser does not have an obligation to waive their fees or reimburse expenses of the Fund (e.g., the Fund is operating at or below its expense limitation), the Fund will reimburse Penn Mutual and/or the Fund’s investment adviser for amounts previously waived or reimbursed by Penn Mutual and/or the investment adviser, if any, during the Fund’s preceding three fiscal years. Pursuant to this agreement, 0.02% and 0.01% of the previously waived advisory fees for the Small Cap Value Fund and Moderately Conservative Allocation Fund, respectively, was recouped by the Fund’s investment adviser during fiscal year 2012.

Balanced	0.62%
SMID Cap Growth	1.05%
SMID Cap Value	1.14%
Small Cap Index	0.55%
Developed International Index	0.59%
Aggressive Allocation	0.33%

Please review these tables carefully. They show the expenses that you pay directly and indirectly when you purchase a Contract. Your expenses include Contract expenses and the expenses of the Funds that you select. See the prospectus of Penn Series Funds, Inc. for additional information on Fund expenses.

EXAMPLES OF FEES AND EXPENSES

These Examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, Contract fees, Separate Account annual expenses, and Fund fees and expenses, net of contractual waivers, if any.

The Examples assume that you invest $10,000 in the Contract for the time periods indicated. The Examples also assume that your investment has a 5% return each year. The example for Smart Foundation Plus Base Contract Option assumes that a 4.00% Purchase Payment Enhancement was applied to the Contract Value at the time of issue. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

(1)	If you surrender your Contract at the end of the applicable time period and have purchased optional benefits with maximum charges(1):

	Base Contract Option	One Year	Three Years	Five Years	Ten Years
Assuming Maximum Total Annual Fund Expenses	Smart Foundation	$1,301	$2,273	$3,232	$5,649
	Smart Foundation Flex	$1,323	$2,334	$2,989	$5,810
	Smart Foundation Plus	$1,351	$2,591	$3,615	$6,003

Assuming Minimum Total Annual Fund Expenses	Smart Foundation	$1,174	$1,909	$2,653	$4,640
	Smart Foundation Flex	$1,198	$1,977	$2,400	$4,828
	Smart Foundation Plus	$1,211	$2,198	$3,010	$4,975

(1)	Combining the Guaranteed Growth and Income Rider (Joint Life Guarantee) with Enhanced Death Benefit Rider will result in the highest possible Rider Charges:

Rider	Maximum Rider Charge	Current Rider Charge
Guaranteed Growth and Income (Joint Life Guarantee)	2.00%	1.25%
Enhanced Death Benefit	0.75%	0.20% (Combination Rider — reduced charge)

(2)	If you do not surrender your Contract or if you annuitize at the end of the applicable time period and you have purchased optional benefits with maximum charges(1):

	Base Contract Option	One Year	Three Years	Five Years	Ten Years
Assuming Maximum Total Annual Fund Expenses	Smart Foundation	$589	$1,750	$2,889	$5,649
	Smart Foundation Flex	$612	$1,814	$2,989	$5,810
	Smart Foundation Plus	$631	$1,871	$3,084	$6,003

Assuming Minimum Total Annual Fund Expenses	Smart Foundation	$454	$1,369	$2,293	$4,640
	Smart Foundation Flex	$478	$1,437	$2,400	$4,828
	Smart Foundation Plus	$491	$1,478	$2,470	$4,975

(3)	If you surrender your Contract at the end of the applicable time period and have purchased optional benefits with current charges(2):

	Base Contract Option	One Year	Three Years	Five Years	Ten Years
Assuming Maximum Total Annual Fund Expenses	Smart Foundation	$1,182	$1,932	$2,689	$4,703
	Smart Foundation Flex	$1,206	$1,999	$2,436	$4,889
	Smart Foundation Plus	$1,219	$2,221	$3,047	$5,039

Assuming Minimum Total Annual Fund Expenses	Smart Foundation	$1,046	$1,536	$2,049	$3,533
	Smart Foundation Flex	$1,070	$1,606	$1,804	$3,751
	Smart Foundation Plus	$1,078	$1,811	$2,388	$3,847

(4)	If you do not surrender your Contract or if you annuitize at the end of the applicable time period and you have purchased optional benefits with current charges(2):

	Base Contract Option	One Year	Three Years	Five Years	Ten Years
Assuming Maximum Total Annual Fund Expenses	Smart Foundation	$462	$1,392	$2,329	$4,703
	Smart Foundation Flex	$486	$1,459	$2,436	$4,889
	Smart Foundation Plus	$499	$1,501	$2,507	$5,039

Assuming Minimum Total Annual Fund Expenses	Smart Foundation	$326	$996	$1,689	$3,533
	Smart Foundation Flex	$350	$1,066	$1,804	$3,751
	Smart Foundation Plus	$358	$1,091	$1,848	$3,847

(1)	Combining the Guaranteed Growth and Income Rider (Joint Life Guarantee) with Enhanced Death Benefit Rider will result in the highest possible Rider Charges:

Rider	Maximum Rider Charge	Current Rider Charge
Guaranteed Growth and Income (Joint Life Guarantee)	2.00%	1.25%
Enhanced Death Benefit	0.75%	0.20% (Combination Rider — reduced charge)

(2)	This example uses a combination of the Guaranteed Growth and Income Rider (Joint Life Guarantee) with Enhanced Death Benefit Rider:

Rider	Current Rider Charge
Guaranteed Growth and Income (Joint Life Guarantee)	1.25%
Enhanced Death Benefit	0.20% (Combination Rider — reduced charge)

(5)	If you surrender your Contract at the end of the applicable time period and have not purchased any optional benefits:

	Base Contract Option	One Year	Three Years	Five Years	Ten Years
Assuming Maximum Total Annual Fund Expenses	Smart Foundation	$1,039	$1,515	$2,015	$3,469
	Smart Foundation Flex	$1,063	$1,586	$1,771	$3,688
	Smart Foundation Plus	$1,071	$1,790	$2,354	$3,782

Assuming Minimum Total Annual Fund Expenses	Smart Foundation	$901	$1,101	$1,326	$2,097
	Smart Foundation Flex	$925	$1,175	$1,090	$2,352
	Smart Foundation Plus	$928	$1,362	$1,643	$2,384

(6)	If you do not surrender your Contract or if you annuitize at the end of the applicable time period and have not purchased any optional benefits:

	Base Contract Option	One Year	Three Years	Five Years	Ten Years
Assuming Maximum Total Annual Fund Expenses	Smart Foundation	$319	$975	$1,655	$3,469
	Smart Foundation Flex	$343	$1,046	$1,771	$3,688
	Smart Foundation Plus	$351	$1,070	$1,814	$3,782

Assuming Minimum Total Annual Fund Expenses	Smart Foundation	$181	$561	$966	$2,097
	Smart Foundation Flex	$205	$635	$1,090	$2,352
	Smart Foundation Plus	$208	$642	$1,103	$2,384

CONDENSED FINANCIAL INFORMATION

Appendix C to this prospectus contains tables that show Accumulation Unit values and the number of Accumulation Units outstanding for each of the Subaccounts of the Separate Account. The financial data included in the tables should be read in conjunction with the financial statements and the related notes that are included in the Statement of Additional Information.

FINANCIAL STATEMENTS

The consolidated financial statements of the Company and the financial statements of the Separate Account appear in the Statement of Additional Information. The consolidated financial statements of the Company should be considered only as bearing upon the Company’s ability to meet its obligations under the Contracts.

INTRODUCTION

The Penn Mutual Life Insurance Company

Penn Mutual is a Pennsylvania mutual life insurance company chartered in 1847.

We are licensed to sell insurance in all 50 states and the District of Columbia.

We are located at 600 Dresher Road, Horsham, PA 19044. Our mailing address is The Penn Mutual Life Insurance Company Attn: Customer Service Group, Philadelphia, PA 19172.

We issue and are liable for all benefits and payments under the Contract.

Smart Foundation Variable Annuity — Key Features

This section describes the key features of the Smart Foundation Variable Annuity. There are three options of the Base Contract (see below). In addition to the Base Contract, you can elect optional benefits, which carry an additional cost.

Please consider the information in this section to determine the decisions you need to make prior to purchasing your Contract. You will not be able to change your Base Contract Option or add certain optional benefits after the Contract is issued.

Base Contract Options

There are three Base Contract Options. You select one of the options at issue based on various factors, such as your liquidity needs and the amount of Purchase Payments you plan to make:

1.	Smart Foundation (Standard Base Contract Option),

2.	Smart Foundation Flex (Short Surrender Charge Period Base Contract Option), and

3.	Smart Foundation Plus (Extended Surrender Charge Period with Purchase Payment Enhancements Base Contract Option).

Each Base Contract Option has a different Surrender Charge and Expense structure. The table below summarizes the main differences between the Base Contract Options(1). Please see the “Fee Tables” section of this prospectus for the summary of fees or “Fees and Expenses” section (Section 3) for more detailed information.

Each Base Contract Option also has different requirements for the minimum Initial and Subsequent Payment Amounts. Please see the “Purchase Payment Requirements” paragraph in Section 1.2 - “How to Purchase Your Contract” for more information.

	Minimum Initial Purchase Payment		Surrender Charge Period (applies to each Purchase Payment)	Total of Mortality & Expense Charge and Asset Based Contract Administration Charge
Base Contract Option(1)	SEP IRA /SIMPLE IRA / Traditional IRA / Roth IRA / ERISA Defined Benefit Plan	Non-Qualified / Traditional Stretch IRA / Roth Stretch IRA
Smart Foundation	$1,000	$2,000	7 years	1.40%
Smart Foundation Flex	$10,000	$10,000	4 years	1.65%
Smart Foundation Plus*	$25,000	$25,000	9 years	1.60%

*	If you elect the Smart Foundation Plus Base Contract Option, we will credit a Purchase Payment Enhancement to your Contract every time you make a Purchase Payment. The Purchase Payment Enhancement is subject to forfeiture in certain cases. Please see the “Smart Foundation Plus (Extended Surrender Charge Period with Purchase Payment Enhancements Base Contract Option)” paragraph in Section 1.5 - “Base Contract Options” for more details.

(1)	This table does not contain the complete information about each Base Contract Option. Please read the entire prospectus for details about specific features of each option.

Optional Benefits

You may purchase optional benefits for an additional cost with any Base Contract Option:

•	Enhanced Death Benefit — please see Section 8 - “Enhanced Death Benefit” for more details;

•	Guaranteed Growth and Income Benefit II — please see Section 9 - “Guaranteed Growth and Income Benefit” for more details;

•

Combining the Guaranteed Growth and Income and Enhanced Death Benefit Riders — please see Section 10 - “Combining the Guaranteed Growth and Income Benefit and Enhanced Death Benefit Riders” for more details;

•	Guaranteed Minimum Accumulation Benefit — please see Section 11 - “Guaranteed Minimum Accumulation Benefit” for more details.

Investment Options

You have an opportunity to invest in a variety of Subaccounts which are managed by professional sub-advisors. Please see Section 2 - “Investment Options” for details. Investment options may be limited with the presence of an optional benefit. Please refer to the “Investment Allocation Restrictions” subsection of the applicable optional benefit section for more details.

Fixed Account Options

You can allocate your funds to any of the Fixed Account Options currently offered under your Contract, subject to availability and restrictions. Please refer to Section 2.2 - “The Fixed Account” for more information.

Fixed Dollar Cost Averaging Options are also available. Please see the “Dollar Cost Averaging Program” paragraph in Section 1.6 - “Optional Contract Features” and the “Fixed Dollar Cost Averaging” paragraph in Section 2.2 - “The Fixed Account” for more information.

Tax considerations

The variable annuity offers tax-deferred growth, which means that if the owner of the contract is a natural person, no tax is paid on the earnings until you take withdrawals from your Contract or receive annuity payments. That means annuity owners enjoy tax-deferred growth, which provides greater earnings potential compared to a fully taxable investment. Transfers among the funds within your variable annuity Contract are not taxable. If your annuity is purchased as a Qualified Contract, there is no additional tax benefit other than that already provided by the qualified treatment of your Contract. Please see Section 12 - “Taxes” for more information.

1. Variable Annuity Contract

1.1. The Contract

This prospectus describes Contracts issued on or after the date of this prospectus. Contracts issued before the date of this prospectus may have different features and charges.

Your Contract is an Individual Variable and Fixed Deferred Annuity with Flexible Purchase Payments, which provides for tax-deferred accumulation of Purchase Payments, Fixed Annuitization Options that can guarantee income payments for a specified period or for the lifetime of the Annuitant(s), and a Standard Death Benefit.

Your Contract has:

•	an Accumulation Period, during which you make one or more Purchase Payments and we invest your payments as you direct us; and

•	an Annuity Payout Period, during which we make annuity payments to you. Your Annuity Payout Period begins on your Annuity Date.

The Contract allows you to invest in:

•	the Separate Account, through which you may invest in one or more of the available Funds. See Section 2.1 - “The Separate Account”; and

•	the Fixed Interest Options. The Fixed Accounts are guaranteed and funded by Penn Mutual through its general account. See Section 2.2 “The Fixed Account”.

You decide, within Contract limits,

•	how often you make a Purchase Payment and how much you invest (subject to minimum and maximum limits of the Contract);

•	the Subaccounts and/or the Fixed Interest Options into which your Purchase Payments are invested (subject to the limitations with the presence of an optional benefit);

•	whether or not to transfer money among the available Subaccounts and/or the Fixed Interest Options (subject to limitations of the Contract and the presence of an optional benefit);

•	the type of annuity that we pay and who receives the annuity payments;

•	the Beneficiary or Beneficiaries to whom we pay a death benefit (subject to limitations of the Contract and the presence of an optional benefit); and

•	the amount and frequency of withdrawals from the Contract Value (subject to limitations of the Contract).

We may amend your Contract at any time to comply with legal requirements. State law may require us to obtain your approval for any Contract amendment. We may, with any required approval of the Securities and Exchange Commission and the governing state insurance department, substitute another mutual fund for any of the Funds currently available. We will notify you of any material Contract amendment and mutual fund substitutions.

The Contract is available to individuals, business entities and trusts. The Contract may be issued as an individual retirement annuity (IRA) on a contributory and rollover basis. The Contract may be suitable for certain qualified plans, where a separate individual annuity is issued per participant, and each participant is a single Annuitant. It is not suitable for group qualified plans because it is an individual annuity, not a group Contract.

1.2. How to Purchase Your Contract

Your financial professional will assist you in completing an application and sending it with a check for your first Purchase Payment, to our Administrative Office.

We usually accept an application to purchase a Contract within two business days after we receive it at our Administrative Office. If you send us an incomplete application, we will return your Purchase Payment to you within five business days unless you ask us to keep it while you complete the application. We will hold your Initial Purchase Payment in a non-interest bearing account until it is applied to your Contract or returned to you.

All Subsequent Purchase Payments should be sent to the address specified in Section 13.1 - “Contact Information”.

Purchase Payment Requirements

Minimum Purchase Payment

The Contract will not be issued until Penn Mutual has received the minimum payment required to open the contract. The table below summarizes the minimum Initial and Subsequent Purchase Payment requirements by Base Contract Option and Market Type.

Market Type	Payment Type	Base Contract Option
		Smart Foundation		Smart Foundation Flex	Smart Foundation Plus
Non-Qualified / Traditional Stretch IRA / Roth Stretch IRA	Minimum Initial Purchase Payment	$2,000		$10,000	$25,000
	Minimum Subsequent Purchase Payment	$1,000		$1,000	$5,000

Traditional IRA / Roth IRA / SEP IRA / Simple IRA / ERISA Defined Benefit Plan(1)	Minimum Initial Purchase Payment	$1,000	(2)	$10,000	$25,000
	Minimum Subsequent Purchase Payment	$250	(3)	$1,000	$1,000

(1)	ERISA Defined Benefit Plans must be approved by the Advanced Sales Department prior to opening.
(2)	For approved qualified employer-sponsored plans (SEP IRA, Simple IRA, or ERISA Defined Benefit Plan) funding the annuity through payroll deduction or on-going employer contributions, Initial Purchase Payment requirement must be satisfied by Purchase Payments made in the first Contract Year. The Contract will be terminated if the Minimum Initial Purchase Payment is not satisfied within 12 months of the issue date of your Contract, and all Purchase Payments made to date (adjusted for withdrawals) will be returned to you. The amount of Net Purchase Payments to be refunded will not be adjusted for market gains or losses incurred during this period.
(3)	If SEP IRA, Simple IRA or ERISA Defined Benefit Plan market types are elected at issue, the Minimum Subsequent Purchase Payment is $250 annually, and $25 per payment minimum under the automatic investment program.

Maximum Purchase Payment

Regardless of the Base Contract Option you choose, we will accept up to $2,000,000 in cumulative Purchase Payments. This limit applies across all Variable Annuity Contracts issued by the Company for the same Contract Owner (if natural person) or Annuitant.

We reserve the right to decline any Purchase Payment for any reason.

Allocation of Initial and Subsequent Purchase Payments

Your Initial and Subsequent Purchase Payments will be allocated to the Subaccounts and to the Fixed Account as you specify in the application for the Contract, unless you direct that the Subsequent Purchase Payments be allocated otherwise. Subsequent Purchase Payments may be made at any time without prior notice to the Company. All Purchase Payments are subject to the minimum and maximum amount limitations. Allocation of payments may be subject to limitations if any optional benefits are present.

Owner / Annuitant Requirements

You must specify the Owner and Annuitant information at the time of application, and the name(s) of Owner(s) and Annuitant(s) that you specify will be displayed on your Contract’s specifications page. Designation of Contract Owner(s) and Annuitant(s) will be effective on the Contract Date.

No more than two natural persons may be named in the Contract as Owner(s) and/or Annuitant(s).

If you are the sole Owner of the Contract, you may designate yourself as an Annuitant, or an Annuitant other than yourself. However, if you designate Joint Annuitants, you must be one of the Annuitants.

If your Contract is owned by an entity, joint ownership is not permitted, and there can only be one Annuitant.

If your Contract is jointly owned, both Contract Owners must be natural persons. If the Contract is jointly owned and there is one Annuitant, he/she must be a Contract Owner. If the Contract is jointly owned and there are Joint Annuitants, Annuitants must be the Contract Owners.

If you are not the Annuitant, you can designate yourself as Contingent Annuitant in the Contract, and become the Annuitant in the event that the Annuitant dies before the Contract is terminated or annuitized.

If you purchase an optional benefit in addition to your Base Contract, additional Contract Owner / Annuitant requirements may apply.

Issue Age Requirements

Issue age represented in the Contract is based on the age of the Owner and is determined by Age Nearest Birthday. Age Nearest Birthday is the age rounded to nearest whole number of years. If the Contract is jointly owned, both Owners must meet the issue age requirements. If the Owner is an entity, then the issue age represented in the Contract is based on the age of the Annuitant(s).

Annuitant(s) must also meet the issue age requirements of the Contract.

If your Contract does not include any optional benefits, the issue age requirements are as follows:

Base Contract Option	Smart Foundation	Smart Foundation Flex	Smart Foundation Plus
Acceptable Issue Ages	0 - 85	0 - 85	0 - 85

If your Contract includes an optional benefit, the issue age requirements may be different from the above table. Please, see “Issue Age Requirements” subsection of the appropriate optional benefit section that applies to you (Section 8.2 - “Purchasing the Enhanced Death Benefit Rider with your Contract” for Enhanced Death Benefit, Section 9.2 - “Purchasing the Guaranteed Growth and Income Benefit Rider with your Contract” for Guaranteed Growth and Income Benefit, and Section 11.2 - “Purchasing the Guaranteed Minimum Accumulation Benefit with your Contract” for Guaranteed Minimum Accumulation Benefit). With the presence of an optional benefit, you will be subject to the strictest age requirement of your Base Contract Option / optional benefit combination.

1.3. Right to Review the Contract

You may cancel the Contract within 10 days after its receipt. If the Contract is a Replacement Contract (i.e. it has been purchased with the proceeds from the surrender of another annuity contract you own), it may be cancelled within 30 days of receipt. In either situation, simply return or mail it to the Company or the representative through whom it was purchased, along with a written request to cancel the Contract based on this provision. The Company will refund the Contract Value as of the date the notification and the Contract are received. Right to Review the Contract provisions may vary by state. Please refer to “Appendix B: State Variations” for details.

1.4. Contract Changes

Written notice from the Contract Owner(s) is required to process any Contract change. You may request the following changes to your Contract:

Annuity Date Change

Approval of your request will be subject to the waiting period described in the Contract and maximum maturity date determined by state law.

Beneficiary Change

Approval of your request will be subject to provisions of the Contract, as well as any transactions made by the Contract Owner or actions taken by the Company prior to receipt of this notice; the change form is provided by the Company.

Ownership Change (absolute Assignment)

Upon written notice to the Company, and upon receipt of all the information required to process the request, you may assign the Contract to a new Contract Owner. A service form that indicates the required information will be provided by the Company for your convenience. Approval of your request is subject to restrictions. Changes in Contract Owner designation, unless specified otherwise, shall take effect on the date the Contract Owner(s) sign the notice of change. Approval of any ownership change is subject to any transactions that you make or actions taken by the Company prior to receipt of this notice. The Company shall not be liable for the validity of the assignment. The Contract will allow a maximum of two natural persons as Owner(s) and Annuitant(s). The new Contract Owner(s) and Annuitant(s) must meet the issue age requirements and all other requirements specified in the Contract at the time of designation. We may restrict the Contract Owner designation change if required for purposes of satisfying applicable laws or regulations. If there are any optional benefits attached to your Contract, they may be terminated as a result of the change of ownership (please, see the termination provisions section of the optional benefit that applies to you). Change of ownership can also have tax consequences and you should consult your tax advisor prior to requesting a change. In addition, change of ownership provisions may vary by state — please see “Appendix B: State Variations”.

Annuitant cannot be changed, except when the Contract Owner becomes the Annuitant as a result of such change, or as a consequence of Annuitant’s death (when Contingent Annuitant becomes Annuitant) or divorce (when Annuitant or Joint Annuitant is replaced with a new spouse or removed from the Contract).

1.5. Base Contract Options

Smart Foundation (Standard Base Contract Option)

The Smart Foundation is the standard option of your Base Contract. It offers a seven-year Surrender Charge Period (based on each Purchase Payment), and the lowest Mortality and Expense Risk Charge of the three options.

Smart Foundation Flex (Short Surrender Charge Period Base Contract Option)

Smart Foundation Flex offers a four-year Surrender Charge Period (based on each Purchase Payment), providing additional liquidity, and has an increased Mortality and Expense Risk Charge.

Smart Foundation Plus (Extended Surrender Charge Period with Purchase Payment Enhancements Base Contract Option)

Smart Foundation Plus offers a nine-year Surrender Charge Period (based on each Purchase Payment) and Purchase Payment Enhancements and has an increased Mortality and Expense Risk Charge. With the Purchase Payment Enhancement feature, each time you make a Purchase Payment, Penn Mutual will credit your Contract Value with an additional Purchase Payment Enhancement amount. Contract expenses may be higher than other annuity contracts offered by Penn Mutual without a Purchase Payment Enhancement feature. The benefit of the Purchase Payment Enhancement may be more than offset by the higher expenses for this option, relative to other annuity contracts we offer, especially if withdrawals are made in the early years of the Contract.

The Contract provides no specific charge for providing the Purchase Payment Enhancement. Penn Mutual pays the Purchase Payment Enhancement from its surplus which reflects revenues from multiple sources, including the administrative, mortality and expense risk, and deferred sales charges made under the Contract. The charges are expected to produce a profit or return to Penn Mutual’s surplus, in addition to covering the cost of issuing and administering the Contract.

Purchase Payment Enhancements

When you make a Purchase Payment, we will determine your Purchase Payment Enhancement by multiplying the amount of the Purchase Payment by the applicable Purchase Payment Enhancement Rate set forth in the table below. The Purchase Payment Enhancement Rate is based on the Cumulative Net Purchase Payments, i.e. the cumulative total of Purchase Payments received (including the Purchase Payment being processed) less total withdrawals.

We will credit the Purchase Payment Enhancement to your Contract and allocate it to the Subaccounts and/or the Fixed Account Options, along with your Purchase Payments, in accordance with your direction. Any portion of the Purchase Payment Enhancement that is credited to the Contract Value is not considered a premium payment, but is considered part of earnings. The Purchase Payment Enhancement will be credited to the Contract Value on the date the associated Purchase Payment is made. Withdrawals and charges will be processed after the Purchase Payment(s) and any applicable Purchase Payment Enhancement(s) are credited to your Contract Value.

Purchase Payment Enhancement Rate Table

Each Purchase Payment will receive the Purchase Payment Enhancement at a rate set forth in the table below. Purchase Payment Enhancements are not included in the determination of Cumulative Net Purchase Payments.

PURCHASE PAYMENT ENHANCEMENT RATE TABLE

Cumulative Net Purchase Payments (Cumulative Total of Purchase Payments Less Withdrawals)	Purchase Payment Enhancement Rate
< $150,000	4.0%

>= $150,000 but < $1,000,000	5.0%

>= $1,000,000	6.0%

Qualifying For A Higher Purchase Payment Enhancement Rate

First Contract Year

If you make additional Purchase Payments during the first Contract Year, your Cumulative Purchase Payments may reach the threshold to receive a higher Purchase Payment Enhancement rate. If so, we will determine if any additional Purchase Payment Enhancements will be credited for the prior Purchase Payments you have made by taking the difference between

(1) the prior cumulative Purchase Payments paid during the first Contract Year multiplied by the Purchase Payment Enhancement Rate applied to the current Purchase Payment, and

(2) the prior cumulative Purchase Payment Enhancements credited to the Contract during the first Contract Year.

If the result exceeds zero, the excess will be credited to the Contract as a Purchase Payment Enhancement at the same time the additional Purchase Payment is credited.

Please see the example “Smart Foundation Plus: Qualifying for Higher Enhancement Rate in the First Contract Year” in “Appendix A: Numerical Examples” for details.

If an additional Purchase Payment is received within the first Contract Year and does not cause the Cumulative Purchase Payments to cross a Purchase Payment Enhancement tier threshold, then the Purchase Payment Enhancement to be applied with that current Purchase Payment will be the product of the payment amount and the applicable Purchase Payment Enhancement rate for the appropriate threshold set forth in the table above.

If withdrawals are made in the first Contract Year, and thus any prior Purchase Payment Enhancements are forfeited (please see “Can I Keep My Purchase Payment Enhancements” below), then no additional Enhancement for prior Purchase Payments will apply if an additional Purchase Payment made in the first Contract Year causes Cumulative Net Purchase Payments to reach a new threshold.

Second and Subsequent Contract Years

If, as a result of additional Purchase Payments in second and subsequent Contract Years, the Cumulative Net Purchase Payments amount reaches a new threshold, we will credit a Purchase Payment Enhancement at the higher Purchase Payment Enhancement Rate associated with the new threshold. However, we will not adjust the Enhancements already credited with previous Purchase Payments.

Can I Keep My Purchase Payment Enhancements?

You will not always get to keep the Purchase Payment Enhancements credited to your Contract. You will forfeit some or all of the Purchase Payment Enhancements under certain circumstances:

•	If you cancel your Contract during the “Right to Review” period described in your Contract, the dollar amount of the Purchase Payment Enhancement will be forfeited from the Contract Value.

•

If you take a withdrawal from your Contract where a Surrender Charge is applied or surrender your Contract during the Surrender Charge Period, any Purchase Payment Enhancement credited to your Contract within 12 months of the withdrawal or surrender will be forfeited (your Contract Value will be reduced by the amount of the Purchase Payment Enhancement forfeited). No Purchase Payment Enhancement will be forfeited when you take the Free Withdrawal Amount. See Section 4.2 - “Surrender-Charge Free Withdrawals”. No Purchase Payment Enhancement will be forfeited after the end of the Surrender Charge Period for the associated Purchase Payment.

•

Any Purchase Payment Enhancement credited to the Contract Value within the 12-month period preceding the date our Administrative Office receives proof of death will be forfeited from the Contract Value used to determine the death benefit (if the Standard Death Benefit amount is payable, it will be equal to the greater of the Contract Value reduced by the amount of any Purchase Payment Enhancements forfeited, and the cumulative Purchase Payments less adjusted withdrawals; if the Contract Value is payable as a death benefit, it will be reduced by the amount of any Purchase Payment Enhancements forfeited).

Provisions of this section may vary by state — please see “Appendix B: State Variations” for details.

Do Purchase Payment Enhancements Benefit Everyone?

No. Penn Mutual issues a variety of individual variable and fixed annuity contracts designed to meet different retirement planning and investment goals. We issue contracts with no Purchase Payment Enhancement, lower mortality and expense risk charges, lower Surrender Charges and/or shorter Surrender Charge Periods. You should consider various factors when determining which annuity contract is appropriate for you, including the following:

•	The length of time that you plan to continue to keep the Contract in force.

•	The frequency, amount and timing of withdrawals you plan to make.

•

The amount and timing of Purchase Payments you plan to make (Smart Foundation Plus Base Contract Option requires higher minimum Purchase Payments compared to other options, and has a longer Surrender Charge Period).

•	Whether you might experience an event that results in the loss of some or all of the Purchase Payment Enhancements (see “Can I Keep My Purchase Payment Enhancements?” above).

The Purchase Payment Enhancement feature would be disadvantageous to a purchaser who takes a withdrawal, subject to a Surrender Charge, within 12 months of making a Purchase Payment. If a withdrawal is taken during the first Contract Year, the Surrender Charge would be higher than in other contracts we offer, and any Purchase Payment Enhancement will be forfeited. Also, in a declining market, the purchaser would bear the loss on the Purchase Payment Enhancement.

Purchase Payment Enhancements And The Surrender Charge

Purchase Payment Enhancements are treated as earnings under the Contract for purposes of the Surrender Charge. Earnings are not subject to Surrender Charges.

1.6. Optional Contract Features

Dollar Cost Averaging Program

Dollar cost averaging is a way to invest in which securities are purchased at regular intervals in fixed dollar amounts, so that the cost of the securities gets averaged over time and possibly over market cycles. If the Contract Value is at least $10,000, you may allocate any new Purchase Payments to one of the Dollar Cost Averaging Options and have a fixed percentage transferred monthly from that Option to variable Subaccounts to achieve dollar cost averaging. Amounts may only be allocated to one of the Dollar Cost Averaging Options in conjunction with an election of the Dollar Cost Averaging program. The minimum transfer amount to each Subaccount is $50. Once a Dollar Cost Averaging Option is selected, an additional Dollar Cost Averaging Option cannot be selected. If you elect to discontinue participation in the program, any money left in the account will be transferred into the variable Subaccounts based on the Dollar Cost Averaging allocation initially selected (unless otherwise directed by you). There is no charge for participating in the Dollar Cost Averaging Program.

Fixed Dollar Cost Averaging Options

The available periods under the Fixed Dollar Cost Averaging Options are:

1) Six-Month Dollar Cost Averaging Period, and

2) Twelve-Month Dollar Cost Averaging Period.

Only new Purchase Payments may be allocated to the Fixed Dollar Cost Averaging Options. Such allocations of Initial and Subsequent Purchase Payments are subject to the Contract Value minimum requirements. Amounts held in a Fixed Dollar Cost Averaging Option of the Fixed Account will be credited with interest at effective annual rates, declared by the Company. See Section 2.2 “The Fixed Account” for details.

Variable Dollar Cost Averaging Options

Dollar Cost Averaging may also be done from one of the following Subaccounts: Money Market Subaccount, Limited Maturity Bond Subaccount and Quality Bond Subaccount. New Purchase Payments and transfers may be allocated to the selected Subaccount, subject to the Contract Value minimum requirements. The available periods under the Variable Dollar Cost Averaging Options are from 12 months to 60 months.

Automatic Asset Rebalancing Program

Automatic rebalancing is a way to maintain your desired asset allocation percentages. Because the value of your Subaccounts will fluctuate in response to investment performance, your asset allocation percentages may change over time. If you have a Contract Value of at least $10,000 you may elect Automatic Asset Rebalancing. We will transfer funds under your Contract on a quarterly (calendar) basis among the Subaccounts to maintain a specified percentage allocation among your selected variable investment options. You may elect to participate in the program when you apply for your Contract or, after you have owned your Contract, by completing an election form or by calling our office (contact information is available in Section 13.1 - “Contact Information”). You may discontinue the program at any time. There is no charge for participating in the Automatic Asset Rebalancing Program.

Dollar Cost Averaging and Automatic Asset Rebalancing programs may not be elected at the same time and are not available after Annuitization.

Systematic Withdrawals

Systematic Withdrawals are regular payments that we make to you on a monthly, quarterly, semiannual or annual basis. Details about the Systematic Withdrawal Program can be found in the “Systematic Withdrawals” paragraph in Section  4.1 - “Ways to Access Your Money”.

1.7. Accumulation / Annuity Payout Period

Your Contract has an Accumulation Period, during which you make one or more Purchase Payments and we invest your payments as you direct us, and an Annuity Payout Period, during which we make annuity payments to you. Your Annuity Payout Period begins on your Annuity Date. Please see Section 6 - “The Annuity Payout Period” for more information.

1.8. Contract Termination

The Contract will terminate when one or more of the following events occur, unless otherwise specified in any Endorsement or Rider attached to the Contract:

•	the Death Benefit is paid,

•	the Annuity Payments end,

•	there is a full surrender of the Contract or if a withdrawal is made that falls under the conditions of “Withdrawals Treated as Surrenders” provision of the Contract.

In addition, the Company reserves the right to terminate the Contract and any applicable Death Benefit by initiating a payment of the Surrender Value to the Contract Owner, if, before the Annuity Date, no Purchase Payments are made during the last two Contract Years, and the Contract Value is less than the Minimum Remaining Balance (see the “Withdrawals Treated as Surrenders” paragraph in Section 4.1 - “Ways to Access Your Money” for more information). The Company will notify the Contract Owner 60 days prior to taking any action pertaining to this provision.

2. Investment Options

2.1. The Separate Account

Penn Mutual established Penn Mutual Variable Annuity Account III (the “Separate Account”) on April 13, 1982. The Separate Account is registered with the Securities and Exchange Commission (SEC) as a unit investment trust and is a “separate account” within the meaning of the federal securities laws. The SEC does not supervise our management or the investment practices of the Separate Account. The Separate Account is divided into Subaccounts that invest in shares of different mutual funds. We own the assets of the Separate Account.

•

The income, gains and losses, whether or not realized, of the Separate Account are, in accordance with the Contract, credited to or charged against the Separate Account without regard to the other income, gains or losses of Penn Mutual.

•	The Separate Account and its Subaccounts are not responsible for the liabilities of any other business of Penn Mutual.

The investment results of the Separate Account are not guaranteed.

Investment Options in the Separate Account

The Separate Account currently has Subaccounts that invest in the following Funds. There may be limitations on the availability of these funds with the presence of an optional benefit.

Penn Series Funds, Inc.	Investment Sub-Adviser	Objective
Money Market Fund	Independence Capital Management, Inc. Horsham, Pennsylvania	Seeks to preserve capital, maintain liquidity and achieve the highest possible level of current income consistent with these objectives, by investing in high quality money market instruments; an investment in the Fund is neither insured nor guaranteed by the U.S. Government and there can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.

Limited Maturity Bond Fund	Independence Capital Management, Inc. Horsham, Pennsylvania	Seeks highest available current income consistent with liquidity and low risk to principal through investment primarily in marketable investment grade debt securities; total return is secondary.

Quality Bond Fund	Independence Capital Management, Inc. Horsham, Pennsylvania	Seeks the highest income over the long term consistent with the preservation of principal through investment primarily in marketable investment grade debt securities.

Penn Series Funds, Inc.	Investment Sub-Adviser	Objective
High Yield Bond Fund	T. Rowe Price Associates, Inc. Baltimore, Maryland	Seeks high current income by investing primarily in a diversified portfolio of long term high-yield/high-risk fixed income securities in the medium to lower quality ranges; high-yield/high-risk fixed income securities, which are commonly referred to as “junk” bonds, generally involve greater risks of loss of income and principal than higher rated securities.

Flexibly Managed Fund	T. Rowe Price Associates, Inc. Baltimore, Maryland	Seeks to maximize total return (capital appreciation and income) by investing in common stocks, other equity securities, corporate debt securities, and/or short term reserves, in proportions considered appropriate in light of the availability of attractively valued individual securities and current and expected economic and market conditions.

Balanced Fund	Independence Capital Management, Inc. Horsham, Pennsylvania	Seeks to achieve long-term growth and current income by using a “fund-of-funds” strategy.

Large Growth Stock Fund	T. Rowe Price Associates, Inc. Baltimore, Maryland	Seeks long-term growth of capital and increase of future income by investing primarily in common stocks of large capitalization companies that have long-term growth potential.

Large Cap Growth Fund	MFS Investment Management Boston, Massachusetts	Seeks to achieve long-term growth of capital (capital appreciation) by investing in equity securities of large capitalization companies with above-average growth potential.

Large Core Growth Fund	Wells Capital Management Inc. San Francisco, California	Seeks to achieve long-term growth of capital (capital appreciation) by investing primarily in common and preferred stocks of large capitalization U.S. companies.

Large Cap Value Fund	Loomis, Sayles & Company, L.P Boston, Massachusetts	Seeks long-term capital growth primarily by investing in equity securities of large capitalization companies believed to be undervalued.

Large Core Value Fund	Eaton Vance Management Boston, Massachusetts	Seeks to achieve total return by investing primarily in value stocks of large capitalization companies and dividend-paying stocks.

Index 500 Fund	SSgA Funds Management, Inc. Boston, Massachusetts	Seeks total return (capital appreciation and income) which corresponds to that of the S&P 500 Index while keeping expenses low. The S&P 500 is an index of 500 common stocks, most of which trade on the New York Stock Exchange; “S&P 500 Index” and “500” are trademarks of the McGraw-Hill Companies, Inc. and have been licensed for use by Penn Series Funds, Inc.; the Fund is not sponsored, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the Fund.

Penn Series Funds, Inc.	Investment Sub-Adviser	Objective
Mid Cap Growth Fund	Turner Investments, L.P. Berwyn, Pennsylvania	Seeks to maximize capital appreciation by investing primarily in common stocks of mid-cap U.S. companies with market capitalizations in the range of those companies included in the Russell Midcap Index that have strong earnings growth potential.

Mid Cap Value Fund	Neuberger Berman Management LLC New York, New York	Seeks to achieve growth of capital by investing primarily in equity securities of mid-cap U.S. companies with market capitalizations in the range of those companies included in the Russell Midcap Index that are undervalued.

Mid Core Value Fund	American Century Investment Management, Inc. Kansas City, Missouri	Seeks to achieve growth of capital by investing in equity securities of mid-cap companies with market capitalizations in the range of those companies included in the Russell Mid Cap Index; the Fund seeks to invest in well-managed companies whose stock prices are undervalued.

SMID Cap Growth Fund	Wells Capital Management Inc. San Francisco, California	Seeks long-term growth of capital (capital appreciation).

SMID Cap Value Fund	AllianceBernstein L.P. New York, New York	Seeks to achieve long-term growth of capital by investing primarily in a diversified portfolio of equity securities of small and medium capitalization U.S. companies, generally representing 60 to 125 companies.

Small Cap Growth Fund	Janus Capital Management LLC Denver, Colorado	Seeks capital appreciation by investing primarily in common stocks of small capitalization companies with above-average growth prospects.

Small Cap Value Fund	Goldman Sachs Asset Management, L.P. New York, New York	Seeks capital appreciation through investment in a diversified portfolio of securities consisting primarily of equity securities of companies with market capitalizations in the range of those companies included in the Russell 2000 Value Index.

Small Cap Index Fund	SSgA Funds Management, Inc. Boston, Massachusetts	Seeks to replicate the returns and characteristics of a small cap index by investing at least 80% of its net assets in securities listed in the Russell 2000® Index.

Developed International Index Fund	SSgA Funds Management, Inc. Boston, Massachusetts	Seeks to replicate the returns and characteristics of an international index composed of securities from developed countries by investing at least 80% of its net assets in securities listed in the Morgan Stanley Capital International® Europe, Australasia, Far East (MSCI EAFE) Index.

International Equity Fund	Vontobel Asset Management, Inc. New York, New York	Seeks to achieve capital appreciation by investing in a carefully selected diversified portfolio consisting primarily of equity securities; the investments will consist principally of equity securities of European and Pacific Basin countries.

Emerging Markets Equity Fund	Morgan Stanley Investment Management Inc. New York, New York	Seeks to achieve capital appreciation by investing in equity securities located in emerging market countries.

Penn Series Funds, Inc.	Investment Sub-Adviser	Objective
Real Estate Securities Fund	Cohen & Steers Capital Management, Inc. New York, New York	Seeks to achieve a high total return consistent with reasonable investment risks by investing in common stocks and other equity securities issued by real estate companies, including real estate investment trusts .

Aggressive Allocation Fund	Independence Capital Management, Inc. Horsham, Pennsylvania	Seeks to achieve long-term capital growth by using a “fund-of-funds” strategy.

Moderately Aggressive Allocation Fund	Independence Capital Management, Inc. Horsham, Pennsylvania	Seeks to achieve long-term capital growth and current income by using a “fund-of-funds” strategy.

Moderate Allocation Fund	Independence Capital Management, Inc. Horsham, Pennsylvania	Seeks to achieve long-term capital growth and current income by using a “fund-of-funds” strategy.

Moderately Conservative Allocation Fund	Independence Capital Management, Inc. Horsham, Pennsylvania	Seeks to achieve long-term capital growth and current income by using a “fund-of-funds” strategy.

Conservative Allocation Fund	Independence Capital Management, Inc. Horsham, Pennsylvania	Seeks to achieve long-term capital growth and current income by using a “fund-of-funds” strategy.

A prospectus for each of these Funds, which contains additional information about the Funds including their investment objectives and policies and expenses, accompanies this prospectus. Read the prospectuses of these Funds carefully before investing. You may also obtain copies of the prospectuses, without charge, by writing to The Penn Mutual Life Insurance Company, Customer Service Group — C3R, Philadelphia, PA 19172, or by calling, toll free, 800-523-0650.

Independence Capital Management, Inc., Horsham, Pennsylvania is investment adviser to each of the Funds and a wholly owned subsidiary of Penn Mutual.

Shares of Penn Series are sold to other variable life and variable annuity separate accounts of Penn Mutual and its subsidiary, The Penn Insurance and Annuity Company. For more information on the possible conflicts involved when the Separate Account invests in Funds offered to other separate accounts, see the Fund prospectuses and Statements of Additional Information.

The Variable Account Value

Your assets in the Separate Account are held as Accumulation Units of the Subaccounts that you select. An Accumulation Unit is a unit of measure used to compute the Variable Account Value under the Contract prior to the Annuity Date. The Variable Account Value is the sum of the values of the Accumulation Units held in the Subaccounts for this Contract.

Accumulation Units — Valuation

We value Accumulation Units as of the close of regular trading on the New York Stock Exchange (“NYSE”) (generally, 4:00 p.m. ET). When you invest in, withdraw from, or transfer money to a Subaccount, you receive the Accumulation Unit value next computed after we receive and accept your Purchase Payment or your withdrawal or transfer request at our Administrative Office. Allocation, withdrawal and transfer instructions received from you or the agent of record (pursuant to your instruction) at our Administrative Office after the close of regular trading on the NYSE will be valued based on the Accumulation Unit value computed as of the close of regular trading on the next NYSE business day. In the case of your first Purchase Payment, you receive the price next computed after we accept your application to purchase a Contract.

The value of an Accumulation Unit is $10 when a Subaccount begins operation. The value of an Accumulation Unit may vary and is determined by multiplying its last computed value by the net investment factor for the Subaccount for the current Valuation Period. The net investment factor measures (1) investment performance of Fund shares held in the Subaccount, (2) any taxes on income or gains from investments held in the Subaccount, and (3) the Mortality and Expense Risk Charge and Asset Based Contract Administration Charge assessed against the Subaccount.

Voting Instructions

You have the right to tell us how to vote proxies for the Fund shares in which your Purchase Payments are invested. If the law changes and permits us to vote the Fund shares, we may do so.

If you are a Contract Owner, we determine the number of full and fractional Fund shares that you may vote by dividing your interest in a Subaccount by the net asset value per share of the Fund. We may change these procedures whenever we are required or permitted to do so by law.

2.2. The Fixed Account

The Fixed Account is the account in which amounts are held for this Contract under all Fixed Account Options prior to the Annuity Date.

Fixed Account Options are:

•	Fixed Interest Options and

•	Fixed Dollar Cost Averaging Options.

The Fixed Account Value is determined by the total amount of premium allocated to the Fixed Account Options, adjusted by partial withdrawals, transfers, charges and expenses, and accumulated at effective annual rates declared by the Company, but at no less than the Minimum Guaranteed Interest Rate specified in your Contract.

The Fixed Account (including the Fixed Interest Options and the Fixed Dollar Cost Averaging Options) is part of the Company’s general account which is subject to the claims of the Company’s creditors. The Company’s insurance obligations and guarantees under the Contract are paid in part out of the general account and, therefore, Contract Owners should consider the Company’s financial statements and claims paying ability for the payment of such obligations and guarantees.

Interests in the Fixed Account are not registered under the Securities Act of 1933 and the general account is not registered as an investment company under the Investment Company Act of 1940. This prospectus generally discusses only the variable portion of the Contract. The staff of the Commission has not reviewed the disclosure in this prospectus relating to the Fixed Account. Disclosure regarding the Fixed Account, however, may be subject to generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in this prospectus.

Fixed Interest Options

You may allocate or transfer your Contract Value to one or more of the Fixed Interest Options available under your Contract. Available Interest Periods of the Fixed Interest Options may range from one year to seven years, depending on the options currently being offered by the Company. The Company may provide additional Fixed Interest Options in the future.

Amounts held in the Fixed Interest Options of the Fixed Account will be credited with interest at effective annual rates declared by the Company each month. The declared interest rate will apply from the date of the allocation or transfer through the end of the elected Interest Period.

You may not transfer amounts held in the Fixed Interest Options to Subaccounts or to another Fixed Interest Option prior to the end of the Interest Period. For the 25 days following the expiration of such period, you may also transfer all or a portion of the amount held in such Fixed Interest Option to Subaccount(s) or to another account of the Fixed Interest Options. If you do not withdraw or reallocate money in a Fixed Interest Option within 25 days after the expiration of that account’s Interest Period, the Company will renew the portion of the Fixed Interest Option that has expired at the new rate declared for the Interest Period at that time. Amounts withdrawn or transferred from a Fixed Interest Option with an Interest Period longer than one year outside of the 25-day “renewal window” period are subject to the Premature Withdrawal Charge (please see the “Premature Withdrawal Charge” paragraph in Section 3.1 - “Transaction Charges”).

All Interest Periods end on the last day of a calendar month, therefore transfers to a Fixed Interest Option on other than the 1st of the month will result in a shorter Interest Period (i.e. transfers on the 16th of a month will result in 15 fewer days of interest than the Interest Period selected).

We offer a Minimum Guaranteed Interest Rate that varies from 1% to 3%, is set on the Contract Date, and will not change through the life of the Contract. The Minimum Guaranteed Interest Rate that applies to you is specified in your Contract. The Minimum Guaranteed Interest Rate for any Fixed Interest Option is determined based on a formula established by state law as described below.

The minimum guaranteed interest rate is the lesser of (1) 3% and (2) the average over a 12-month period, rounded to the nearest 1/20th of 1%, of the 5-year constant maturity treasury rate reduced by 125 basis points, where the resulting interest rate is not less than 1%. This rate is set by the Company quarterly on January 1, April 1, July 1 and October 1. The rate calculated as shown above is the minimum guaranteed interest rate for the life of the Contract. The calculated guaranteed rate will never be lower than the minimum nonforfeiture rate required by state law.

Fixed Interest Options are not available in New York.

Fixed Dollar Cost Averaging Options

The Dollar Cost Averaging Program is described in detail in Section 1.6 - “Optional Contract Features”.

Amounts held in a Fixed Dollar Cost Averaging Option of the Fixed Account will be credited with interest at effective annual rates, declared by the Company.

The Minimum Guaranteed Interest Rate applicable for any Fixed Dollar Cost Averaging Option of the Fixed Account (according to your Contract) is determined on the Contract Date. The minimum rate can range between 1% and 3%, unless applicable law permits a reduction. The minimum guaranteed interest rate for any Fixed Account Option is determined based on a formula established by state law as described below.

The minimum guaranteed interest rate is the lesser of (1) 3% and (2) the average over a 12-month period, rounded to the nearest 1/20th of 1%, of the 5-year constant maturity treasury rate reduced by 125 basis points, where the resulting interest rate is not less than 1%. This rate is set by the Company quarterly on January 1, April 1, July 1 and October 1. The rate calculated as shown above is the minimum guaranteed interest rate for the life of the Contract. The calculated guaranteed rate will never be lower than the minimum nonforfeiture rate required by state law.

The declared interest rate will apply from the date of the allocation through the end of the Dollar Cost Averaging Period. Purchase Payments received after the start of a Dollar Cost Averaging Period will create an additional Dollar Cost Averaging Period. The available periods under the Fixed Dollar Cost Averaging Options are six months and twelve months. At the end of the Dollar Cost Averaging Period any interest remaining in the account will be automatically transferred into the variable Subaccounts based on the allocation initially selected by the Contract Owner.

2.3. Contract Value and Surrender Value

Your Contract Value is the sum of the Variable Account Value and the Fixed Account Value. Variable Account Value is the sum of the values of the Accumulation Units held in the Subaccounts (see “The Separate Account” above). Fixed Account Value is the value of amounts held in all Fixed Account Options (Fixed Interest Options and Fixed Dollar Cost Averaging Options) of the Fixed Account for this Contract (see “The Fixed Account” above).

Your Contract also has a “Surrender Value”. Your Contract’s Surrender Value is equal to the Contract Value, less: 1) the Annual Contract Administrative Charge (if applicable), 2) pro-rata portion of any accrued charges for optional benefits, 3) any applicable Surrender Charges, 4) any applicable Premature Withdrawal Charges (see Section 3 - “Fees and Expenses”), and 5) forfeited Purchase Payment Enhancements, if applicable (see the “Can I Keep My Purchase Payment Enhancements?” paragraph in Section 1.5 - “Base Contract Options”).

3. Fees and Expenses

This section explains the fees and expenses you might incur. The “Fee Tables” section of this prospectus summarizes all charges and fees that may be imposed on your Contract. Please, refer to these tables for a quick summary. You also pay expenses of the Funds that you select as investment options in the Separate Account. See the prospectus of Penn Series Funds, Inc. for additional information on Fund expenses.

3.1. Transaction Charges

Surrender Charge

If you wish to withdraw more than the Free Withdrawal Amount (see Section 4.2 “Surrender-Charge Free Withdrawals”) or decide to surrender your Contract during the Surrender Charge Period, you may be assessed a Surrender Charge. This charge is used to pay our sales expenses. Sales expenses that are not covered by the Surrender Charge are paid from the surplus of the Company, which may include proceeds from the Mortality and Expense Risk Charge.

The Surrender Charge varies by the Base Contract Option and declines gradually over a period of several years. Surrender Charges will be applied to all withdrawals (including lifetime withdrawals guaranteed under the Guaranteed Growth and Income Benefit Rider), which are not “Surrender-Charge Free Withdrawals” as described in Section 4.2 - “Surrender-Charge Free Withdrawals”.

Each Purchase Payment is tracked separately and the amount of the Surrender Charge depends upon the length of time since we received your Purchase Payment. The sum of all Purchase Payments not yet withdrawn will constitute a “Surrender Charge Basis”. The Surrender Charge Basis will be reduced by the full amount of each withdrawal, including the Free Withdrawal Amount.

Earnings accumulated during the life of the Contract will not be subject to a Surrender Charge. For purposes of calculating the Surrender Charge, Purchase Payments shall be treated as withdrawn prior to any available earnings. Available earnings equal the difference, if any, between the Contract Value at the time of a withdrawal and the Purchase Payments to which the Contract Value is attributable.

The Free Withdrawal Amount will be applied to the Purchase Payments with the earliest effective date. The withdrawal amount subject to charges will be taken out following the Free Withdrawal Amount, from the oldest Purchase Payment remaining in the Surrender Charge Basis first. It will thus receive the Surrender Charge associated with the Purchase Payment from which it is being withdrawn. This is called a first-in, first-out basis. There will be no Surrender Charge on amounts withdrawn that exceed the total Purchase Payments of the Contract.

Please see “Surrender Charges” example in “Appendix A: Numerical Examples.”

When you request a withdrawal, we will first determine whether any portion of the requested amount is subject to the Surrender Charge. Once the amount subject to charges is determined, we will follow the first-in, first-out principle (described above) to assess the charges. The Surrender Charges are expressed as a percentage of each Purchase Payment withdrawn and vary by the age of Purchase Payment and the Base Contract Option as follows:

Schedule of Surrender Charges

Number of full years since Purchase Payment	Applicable Surrender Charge
	Smart Foundation Base Contract Option	Smart Foundation Flex Base Contract Option	Smart Foundation Plus Base Contract Option
0	8.0%	8.0%	8.0%
1	7.0%	7.0%	8.0%
2	6.0%	6.0%	8.0%
3	5.0%	5.0%	7.0%
4	4.0%	0.0%	6.0%
5	3.0%	0.0%	5.0%
6	1.5%	0.0%	4.0%
7	0.0%	0.0%	3.0%
8	0.0%	0.0%	2.0%
9	0.0%	0.0%	0.0%

Surrender Charges may vary by state. Please see “Appendix B: State Variations”.

Premature Withdrawal Charge

A Premature Withdrawal Charge may be deducted from the interest earned on any amount that is withdrawn during the period for which an interest rate is guaranteed, from a Fixed Interest Option with an Interest Period longer than one year. The Premature Withdrawal Charge will be determined by multiplying the Premature Withdrawal Rate by the Premature Withdrawal Amount.

The Premature Withdrawal Rate equals one-fourth of the most recent effective annual interest rate then applicable to the Fixed Interest Option account from which the Premature Withdrawal Amount is withdrawn.

The Premature Withdrawal Amount equals (a) minus (b) where:

(a)	is the total amount withdrawn from the Fixed Interest Option Accounts, and

(b)	is the amount withdrawn from the Fixed Interest Option Accounts for which the declared effective annual interest rate has expired in the immediately preceding 25 days.

The Premature Withdrawal Charge shall not apply to a payment on death or any Annuity Payments. This charge will not apply to Required Minimum Distributions, if the Default Liquidity Order(1) is followed. Also, you must indicate (at the time of request) that you are taking a withdrawal for the purpose of satisfying Required Minimum Distributions in order for the withdrawal to be Premature-Withdrawal-Charge free. The Free Withdrawal Amount is subject to the Premature Withdrawal Charge. In no event will the Premature Withdrawal Charge invade the Contract Owner’s principal investment in the applicable Fixed Interest Option.

Premature Withdrawal Charge provisions vary by state — please see “Appendix B: State Variations” for details.

(1)	Default Liquidity Order: the withdrawal should be taken from the variable Subaccounts first; when the withdrawal exhausts your Variable Account Value, then any remaining withdrawal should be taken from the Fixed Interest Accounts beginning with the Fixed Interest Account with the shortest Interest Period. Within a Fixed Interest Account, withdrawals will be made from amounts most recently allocated, renewed or transferred.

Maximum Withdrawal Charge

Under no circumstances will the sum of the Premature Withdrawal Charge and the Surrender Charge exceed 10% of the amount withdrawn.

Transfer Fee

For transfers other than Dollar Cost Averaging and Automatic Asset Rebalancing, we reserve the right to charge a fee, although no charges currently exist. The transfer fee would not exceed $20.

3.2. Periodic Charges

Contract Administration Charges

These charges cover the cost of administering the Contract and the Separate Account.

Annual Contract Administration Charge

We deduct from your Variable Account Value an Annual Contract Administration Charge that is the lesser of $40 or 2% of your Variable Account Value on the deduction date, which is the last day of each Contract Year. This charge will also be deducted if the Variable Account Value is withdrawn or transferred in full on a date other than the deduction date. We will not deduct this charge if, when the deduction is to be made, your Variable Account Value is $50,000 or more(1). The charge will not be deducted upon annuitization, or after the Annuity Date. To assess this charge, we cancel Accumulation Units credited to your Contract, pro-rata among the Subaccounts in which you invest. The Annual Contract Administration Charge is the same for all Base Contract Options.

Asset Based Contract Administration Charge

This charge is expressed on an annual basis and will be assessed as a percentage of the daily net asset value of the Separate Account. The Asset Based Contract Administration Charge currently is, and will not exceed, an effective annual rate of 0.15%. The Asset Based Contract Administration Charge is the same for all Base Contract Options.

Mortality and Expense Risk Charge

We deduct from the net asset value of the Separate Account a daily Mortality and Expense Risk Charge. This charge pays for the mortality-related guarantees we make under the Contract (e.g., the death benefit and the guarantee that the annuity factors will never be decreased even if mortality experience is substantially different than originally assumed) and for the risk that our Contract Administration Charges will be insufficient to cover administration expenses over the life of the Contract.

Mortality and Expense Risk Charge is 1.25% for the Smart Foundation Base Contract Option, 1.50% for the Smart Foundation Flex Base Contract Option, and 1.45% for the Smart Foundation Plus Base Contract Option.

(1)	Value is determined after all withdrawals and Purchase Payments are processed, but before any charges are taken out, on the day of the deduction. If the Contract is surrendered, or the Variable Account Value is withdrawn in full, Annual Contract Administration Charge will be part of the withdrawal transaction and Surrender Value calculation.

Daily Charges Summary Table

The following table summarizes the total daily Separate Account charges, including the Mortality & Expense Risk Charges and the Daily Administrative Charge for each Base Contract Option. These charges will not be increased for the life of your Contract.

Base Contract Option	Smart Foundation	Smart Foundation Flex	Smart Foundation Plus
Mortality & Expense Risk Charge	1.25%	1.50%	1.45%
Asset Based Contract Administration Charge	0.15%	0.15%	0.15%
Total	1.40%	1.65%	1.60%

Rider Charges

Note:  Terms referencing “Guaranteed Growth & Income Benefit Rider” apply to Guaranteed Growth and Income Benefit contracts purchased prior to March 15, 2013, as well as Guaranteed Growth and Income Benefit II contracts purchased after March 15, 2013, unless otherwise indicated.

You can purchase optional benefits (“Riders”) with your Contract for an additional charge (“Rider Charge”). If you make a full surrender of your Contract before the charges for any Riders have been deducted, your Contract Value will be reduced by the accrued Rider Charges, plus any applicable Surrender Charge. In addition, upon payment of the Death Benefit associated with the Contract, the Death Benefit payable will be reduced by the accrued Rider Charges. No Rider Charge will be imposed upon Annuitization.

Depending on the type and/or combination of the Riders that you purchase, the Rider Charge will be expressed as an annual percentage of the Withdrawal Benefit Base (Guaranteed Growth and Income Benefit Rider), the Enhanced Death Benefit Base (Enhanced Death Benefit Rider), or Variable Account Value (Guaranteed Minimum Accumulation Benefit Rider), and will be deducted from the Contract Value each Contract Year Quarter (Guaranteed Growth and Income Benefit Rider and Enhanced Death Benefit Rider), or the day before Contract Anniversary (Guaranteed Minimum Accumulation Benefit Rider). The Withdrawal Benefit Base or the Enhanced Death Benefit Base used in the calculation is the average monthly benefit base over the Contract Year Quarter. Variable Account Value used in the calculation is the average monthly Contract Value over the Contract Year.

For quarterly deduction, one fourth of the annual Rider Charge will be multiplied by the average monthly benefit base over the Contract Year Quarter and this amount will be deducted on the last day of the Contract Year Quarter.

For annual deduction, the annual Rider Charge will be multiplied by the average monthly Contract Value over the Contract Year and this amount will be deducted on the last day of the Contract Year.

The Rider Charge will be deducted from the Subaccounts pro-rata, based on the fund allocation at the time of deduction.

Current and Maximum Rider Charges are summarized in the table below. The current charge for any Rider will not exceed the Maximum Rider Charge, and the increase to the charge may not be greater than the Maximum Rider Charge Increase.

More information about the Rider Charges and the Rider Charge increases is available in the applicable optional benefit section.

Current and Maximum Rider Charges

Guaranteed Growth and Income Benefit II

Guarantee Type	Current Rider Charge		Maximum Rider Charge	Maximum Rider Charge Increase
Single Life Guarantee	1.10	%*	2.00%	0.50%

Joint Life Guarantee	1.25%		2.00%	0.50%

Enhanced Death Benefit

Guarantee Type	Current Rider Charge	Maximum Rider Charge	Maximum Rider Charge Increase
Single Life Guarantee	0.35%	0.75%	0.15%

Joint Life Guarantee**	0.35%	0.75%	0.15%

Guaranteed Growth and Income and Enhanced Death Benefit Combination Rider **

	Current Rider Charge			Maximum Rider Charge	Maximum Rider Charge Increase
Charge Type	Single Life Guarantee		Joint Life Guarantee***
Guaranteed Growth and Income Rider Charge	1.10	%*	1.25%	2.00%	0.50%

Enhanced Death Benefit Charge	0.20%		0.20%	0.75%	0.15%

*	1.05% for Contracts purchased prior to March 15, 2013.
**	Rider Charges, applied separately to each Benefit Base, may be increased independently.
***	The Enhanced Death Benefit is payable on death of the Covered Life with a Single Life Guarantee. If a Joint Life Guarantee is elected, on death of one Covered Life, the surviving Covered Life can choose to continue the Contract(1) and all Riders. The Enhanced Death Benefit will then be payable to the Beneficiary upon the death of the surviving Covered Life.

Guaranteed Minimum Accumulation Benefit

Current Rider Charge	Maximum Rider Charge
0.60%	1.00%

Rider Charges may vary by state — please see “Appendix B: State Variations” for details.

Underlying Fund Charges

The Funds assess fees and charges that you pay indirectly through your investment subaccount. For more information about these fees, see Section 3 - “Fees and Expenses” and the fee table in the Fund’s prospectus.

(1)	Federal tax regulations may require that a distribution take place upon Contract Owner’s death, unless spousal continuation is exercised. If spousal continuation is not exercised or not permitted by the IRS regulations, the applicable death benefit, if any, will be paid out, and both the Contract and Rider(s) will terminate.

The Company or an affiliate may receive asset-based compensation from the Funds’ advisors or their affiliates for, among other things, customer service and recordkeeping services with respect to those assets. These payments are not charges under your Contract and do not increase the Underlying Fund or Contract charges described in this section or in the fee table.

3.3. Deduction of Charges

The Asset Based Contract Administration Charge and the Mortality and Expense Risk Charge will be computed and deducted from each Subaccount of the Separate Account in which the Contract Owner is invested. These deductions will be made daily.

The Company will deduct other charges applicable to the Variable Account by canceling Accumulation Units. The value of the canceled units will be equal to the amount of the charges. Cancellation of Accumulation Units will be in the ratio of the Contract Owner’s share in each Subaccount of the Separate Account to the Variable Account Value.

4. Access to Your Money

You can access your money at any time. However, if you decide to withdraw more than the Free Withdrawal Amount or surrender the Contract during the Surrender Charge Period, you may be assessed a Surrender Charge (see the “Surrender Charge” paragraph in Section 3.1 - “Transaction Charges” for details). You may also be subject to tax in the tax year in which you take a withdrawal from your Contract, including a 10% penalty tax under certain circumstances. See Section 12 - “Taxes” for details.

Before the end of the Surrender Charge Period, you can access a portion of the money in the Contract each Contract Year without being assessed a Surrender Charge. This is called a Free Withdrawal Amount (see “Surrender-Charge Free Withdrawals” below).

After the Surrender Charge Period is over, all the money in your Contract may be accessed Surrender-Charge free (see the “Purchase Payments out of the Surrender Charge Period” paragraph in Section 4.2 - “Surrender Charge Free Withdrawals”).

A waiver of Surrender Charges may be available under the Medically or Disability Related Withdrawal provision of the Contract. See Section  4.3 - “Waiver of Surrender Charges”).

4.1. Ways to Access Your Money

You may access your Contract Value in one of the following ways:

•	by surrendering your Contract and receiving the Surrender Value,

•	by taking a partial withdrawal,

•	by taking systematic withdrawals,

•	by taking Required Minimum Distributions (Qualified Contracts only),

•	when you start the Annuity Payments based on your Contract Value.

Full Surrender

You can choose to surrender your Contract for its Surrender Value at any time before the death of the Contract Owner or Annuitant, and before the Annuity Date by sending a written request to our Administrative Office. Upon your request to surrender the Contract, all benefits under the Contract, including any optional benefits, will terminate as of the date of receipt of your written request by the Company. You will receive the

Surrender Value, which is your Contract Value reduced by any applicable charges, such as: Surrender Charge, Premature Withdrawal Charge, forfeited Purchase Payment Enhancement(s), Rider Charges, Annual Contract Administration Charge (also see Section 2.3 - “Contract Value and Surrender Value”). We base your Surrender Value on your Contract Value next determined after we receive proper authorization from the Contract Owner at our Administrative Office.

Withdrawals Treated As Surrenders

In some circumstances, we reserve the right to treat your withdrawal as a full surrender, or to initiate a payment of the Surrender Value to you. This will cause your Contract and any optional benefits to terminate.

The following withdrawals will be treated as full surrenders:

•

Any withdrawal initiated by your request or deduction of fees or charges by the Company that brings the Contract Value to zero (unless the Guaranteed Growth and Income Benefit Rider is present - see Section 9 - “Guaranteed Growth and Income Benefit”),

•

Any withdrawal that would result in the amount remaining in the Contract to be less than the Minimum Remaining Balance, or less than $250 remains in each Subaccount or Fixed Interest Option. These rules vary by your Base Contract Option and do not apply to Required Minimum Distributions or lifetime withdrawals taken under the Guaranteed Growth and Income Benefit Rider.

Base Contract Option	Minimum Remaining Balance (after withdrawal)
Smart Foundation	$2,000

Smart Foundation Flex	$5,000

Smart Foundation Plus	$5,000

Withdrawal requests that would cause the Contract Value to reduce to zero or fall below the Minimum Remaining Balance will not be processed. You will have the option of processing a full surrender or cancelling your withdrawal request. If the Contract Value is reduced to zero as a result of deduction of fees or charges by the Company, the Contract will be terminated as of the date of deduction and notification of termination will be made to the Contract Owner.

We also reserve the right to terminate the Contract and any applicable Death Benefit by initiating a payment of the Surrender Value to you, if there is no Purchase Payment activity during the two most recent Contract Years, and the Contract Value is less than the Minimum Remaining Balance specified under “Withdrawals Treated as Surrenders” above.

The Company will notify the Contract Owner 60 days prior to terminating the Contract, by sending a notice via US Mail to the Contract Owner’s mailing address on file. A second notice will be sent 30 days prior to the date of termination. If no action is taken by the Contract Owner to increase the Contract Value to the required minimum, the Contract will be terminated by the Company and the Surrender Value will be paid to the Contract Owner.

Provisions of this section may vary by state — please see “Appendix B: State Variations” for details.

Partial Withdrawal

You may take a partial withdrawal from your Contract Value before the Annuity Date and the death of the Contract Owner or Annuitant. We base your withdrawal on your Contract Value next determined after we receive proper authorization from the Contract Owner at our Administrative Office. We normally will pay you within seven days. You may pay a Surrender Charge when you withdraw part of your Contract Value. See the “Surrender Charge” paragraph in Section 3.1 - “Transaction Charges” for details. You may also be subject to tax in the tax year in which you make a withdrawal, including an additional 10% tax under certain circumstances. See Section 12 - “Taxes”.

The following rules and restrictions apply to partial withdrawals:

•	Minimum Withdrawal. The minimum withdrawal is $500. If it is your first withdrawal in a Contract Year, the minimum withdrawal is the lesser of the following:

1)	Free Withdrawal Amount (as defined in the “Free Withdrawal Amount” paragraph in Section 4.2 - “Surrender-Charge Free Withdrawals”),

2)	Required Minimum Distribution amount, or

3)	$500.

•

Minimum Remaining Balance.  You may take a partial withdrawal only if the amount remaining in the Contract after the withdrawal is at least equal to the Minimum Remaining Balance (varies by the Base Contract Option) and the balance remaining in the Subaccount or Fixed Interest Option from which the withdrawal is made is at least $250:

Base Contract Option	Minimum Remaining Balance (after withdrawal)
Smart Foundation	$2,000

Smart Foundation Flex	$5,000

Smart Foundation Plus	$5,000

•

Zero Contract Value.  If you take a withdrawal that brings the Contract Value to zero, your Contract will be terminated (unless the Guaranteed Growth and Income Benefit Rider is present - see Section 9 - “Guaranteed Growth and Income Benefit”).

•

Premature Withdrawal Charge.  Any withdrawal from the Fixed Interest Option (except Required Minimum Distributions if Default Liquidity Order is followed) may be subject to the Premature Withdrawal Charge, even if the amount withdrawn is within the Free Withdrawal Amount allowance.

•

Default Liquidity Order.  If you do not tell us otherwise, the withdrawal will be taken pro-rata from the variable Subaccounts; if the partial withdrawal exhausts your Variable Account Value, then any remaining withdrawal will be taken from the Fixed Interest Options beginning with the Fixed Interest Option with the shortest Interest Period. Within a Fixed Interest Option, partial withdrawals will be made from amounts most recently allocated, renewed or transferred.

Provisions of this section may vary by state — please see “Appendix B: State Variations” for details.

Systematic Withdrawals

Systematic Withdrawals are regular payments that we make to you on a monthly, quarterly, semiannual or annual basis. It is a convenient way for you to withdraw your annual Free Withdrawal Amount without incurring a Surrender Charge, as well as to take Required Minimum Distributions or the Guaranteed Annual

Withdrawal Amount under the Lifetime Withdrawal Guarantee of the Guaranteed Growth and Income Benefit Rider. Systematic Withdrawals are available if you have not exhausted your Free Withdrawal Amount in the current Contract Year.

If you have a Smart Foundation Plus Base Contract Option (which offers Purchase Payment Enhancements), Systematic Withdrawals are not available in the first Contract Year.

Currently, we offer the following Systematic Withdrawal Options:

•	Annual Free Withdrawal Amount — see the “Free Withdrawal Amount” paragraph in Section 4.2 - “Surrender-Charge Free Withdrawals”,

•	Required Minimum Distribution (RMD) — see Section 4.4 - “Required Minimum Distributions” for details,

•	Guaranteed Annual Withdrawal Amount as specified by the Guaranteed Growth and Income Benefit Rider,

•	Designated Withdrawal Amount (Fixed Dollar Amount),

•	Substantially Equal Periodic Payments under IRS Section 72(q)/(t).

The total amount that you withdraw in a Contract Year cannot exceed your Free Withdrawal Amount. However, RMD withdrawals and Guaranteed Annual Withdrawal Amounts under the Guaranteed Growth and Income Benefit Rider can be taken systematically, even if they exceed your Free Withdrawal Amount(1).

The withdrawals can be taken on a monthly, quarterly, semiannual or annual basis, and the minimum amount of each withdrawal payment is $50. We will adjust the frequency of your payments so that payments are at least $50 each. For example, if you would like to withdraw $100 a year, you can set up annual or semiannual withdrawals, but not quarterly or monthly. Your payments will begin on the next withdrawal date following one modal period after we receive your request. For example, if we receive your request for quarterly withdrawals on January 3rd, and the next withdrawal date is the 8th of the month, your quarterly withdrawals will begin on April 8th. Please note that no confirmations will be sent on systematic withdrawals. Withdrawals will, however, be reflected on statements. For information on the tax treatment of withdrawals, see Section 12 - “Taxes”.

In the Contract Year when the Systematic Withdrawals are elected for the first time, the entire amount of the withdrawal requested will be disbursed among the remaining Systematic Withdrawal payments to be made prior to the next Contract Anniversary. Systematic Withdrawal amounts will then be recalculated upon the next Contract Anniversary to reflect the annual withdrawal amount requested and a full year of systematic payments. For example, if you request your Free Withdrawal Amount be withdrawn with monthly Systematic Withdrawals and there are four months remaining in your Contract Year, you will receive the entire Free Withdrawal Amount divided by the four payments remaining in your Contract Year. Upon your next Contract Anniversary, your monthly Systematic Withdrawal payment will be recalculated to be 1/12 of the annual Free Withdrawal Amount. This could result in lower Systematic Withdrawal payments in your second year of withdrawal. Free Withdrawal Amount will not be recalculated to reflect Subsequent Purchase Payments until the next Contract Anniversary.

Default Liquidity Order.  If you do not tell us otherwise, the withdrawal will be taken pro-rata from the variable Subaccounts; if the partial withdrawal exhausts your Variable Account Value, then any remaining withdrawal will be taken from the Fixed Interest Options beginning with the Fixed Interest Option with the shortest Interest Period. Within a Fixed Interest Option, partial withdrawals will be made from amounts most recently allocated, renewed or transferred.

(1)	If the Guaranteed Annual Withdrawal Amount exceeds the Free Withdrawal Amount, Surrender Charges will apply.

Termination of Systematic Withdrawals.  To stop the Systematic Withdrawals or to change the amount or the frequency of the withdrawals once Systematic Withdrawals are initiated, you must submit a request by sending a written notice to our Administrative Office or calling Customer Service. The Systematic Withdrawals will terminate upon the earlier of the death of the Contract Owner or the Annuitant, or upon Contract Owner’s request. Systematic Withdrawals will be subject to Surrender Charge if the annual amount withdrawn exceeds the Free Withdrawal Amount. All withdrawals during the Contract Year are considered in the determination of the Free Amount withdrawn and the point at which Surrender Charges will be assessed for additional withdrawals.

4.2. Surrender-Charge Free Withdrawals

The following withdrawals may be taken free of the Surrender Charge:

•	Free Withdrawal Amount

•	Purchase Payments out of Surrender Charge Period

•	Earnings, after all Purchase Payments have been withdrawn or are out of Surrender Charge Period

Free Withdrawal Amount

You can access up to a maximum of 10% of your total Purchase Payments each Contract Year(1) during the Surrender Charge Period, without incurring Surrender Charges. This is referred to as the “Free Withdrawal Amount” (income taxes may apply). The Free Withdrawal Amount first becomes available depending on the Base Contract Option, as described in the table below.

Base Contract Option	Free Withdrawal Amount available each Contract Year
Smart Foundation	10% of total Purchase Payments*, starting in the first Contract Year**
Smart Foundation Flex	10% of total Purchase Payments*, starting in the first Contract Year**
Smart Foundation Plus	10% of total Purchase Payments*, starting in the second Contract Year***

*	The amount available for free withdrawal at any point during a Contract Year is 10% of all Purchase Payments as of the date of the request less the amount of all prior free withdrawals made during that Contract Year. The Free Withdrawal Amount, and then the amounts in excess of the Free Withdrawal Amount, will be applied to Purchase Payments on a first-in, first-out basis as described in the “Surrender Charge” paragraph in Section 3.1 - “Transaction Charges”.

**	You can take your Free Withdrawal Amount via Partial Withdrawal or Systematic Withdrawal. If you have a Smart Foundation or a Smart Foundation Flex Base Contract Option, Partial Withdrawal of the entire Free Withdrawal Amount is available on the last day of the first Contract Year and any time during subsequent Contract Years. Systematic Withdrawals are available before the end of the first Contract Year, but you must wait one modal period for Systematic Withdrawals to start. For example, if you request to take your Free Withdrawal Amount monthly via the Systematic Withdrawal option, you must wait one month (at least 30 days) from the Contract Date; if you request them quarterly, you must wait three months to receive them.

***	You can take your Free Withdrawal Amount via Partial Withdrawal or Systematic Withdrawal. If you have a Smart Foundation Plus Base Contract Option, Partial Withdrawal of the entire Free Withdrawal Amount is available starting in the second Contract Year. Surrender Charges will apply and Purchase Payment Enhancements will be forfeited if any withdrawal is taken in the first Contract Year. If you are obligated to take a Required Minimum Distribution in the first Contract Year, one surrender-charge free withdrawal will be permitted on the last day of the first Contract Year to satisfy the requirement. This is only permissible for RMD calculations specific to this Contract, provided at each calendar year end after Contract issue, if applicable. Systematic Withdrawals are available starting in the second Contract Year, and you must wait one modal period for Systematic Withdrawals to start. For example, if you request to take your Free Withdrawal Amount monthly via the Systematic Withdrawal option, you must wait one month (at least 30 days) from the Contract Anniversary on which your Free Withdrawal Amount becomes available; if you request them quarterly, you must wait three months to receive them.

(1)	starting in the first or second Contract Year (varies by Base Contract Option)

The Free Withdrawal Amount may be taken in multiple withdrawals during the Contract Year, and each withdrawal (Systematic or Partial) will reduce the Free Withdrawal Amount remaining for the Contract Year. You may not carry forward to the next Contract Year any Free Withdrawal Amount remaining at the end of the current Contract Year.

Required Minimum Distributions receive special treatment under the Surrender Charge provisions. See Section 4.4 - “Required Minimum Distributions” for details.

Withdrawals under the Guaranteed Growth and Income Benefit Rider will count towards the annual Free Withdrawal Amount. If the Guaranteed Annual Withdrawal Amount exceeds the Free Withdrawal Amount, Surrender Charges will apply. Withdrawals that exceed the Guaranteed Annual Withdrawal Amount allowed by the Guaranteed Growth and Income Benefit Rider (“Excess Withdrawal”) will significantly reduce future payments under the Guaranteed Growth and Income Benefit Rider. Carefully consider this before taking any withdrawals if you have purchased the Guaranteed Growth and Income Benefit Rider.

Partial And Systematic Withdrawals In The Same Contract Year

If you have set up and are receiving Systematic Withdrawals that are free of Surrender Charges, and then request a Partial Withdrawal during the same Contract Year, the Partial Withdrawal will be subject to Surrender Charges.

Purchase Payments Out Of The Surrender Charge Period

You may withdraw any Purchase Payment that is out of the Surrender Charge Period without incurring the Surrender Charge. All withdrawals will be deducted from the oldest Purchase Payments first (first in first out basis). A Surrender Charge Period applies to each Purchase Payment separately and varies by the Base Contract Option:

Base Contract Option	Surrender Charge Period
Smart Foundation	Seven years

Smart Foundation Flex	Four years

Smart Foundation Plus	Nine years

4.3. Waiver of Surrender Charges

Waiver of Surrender Charges is available for the following withdrawals:

•	Medically Related Withdrawal

•	Disability Related Withdrawal

Waiver of Surrender Charges under the Medically Related Withdrawal or Disability Related Withdrawal provision is available after the first Contract Year and before the Annuity Date. Waiver of Surrender Charges is not available if Contract Owner’s age (or Annuitant’s age for entity-owned Contracts)(1) at Contract issue is greater than 75. Premature Withdrawal Charge will not be waived for Medically or Disability Related Withdrawals.

The maximum amount for which the Surrender Charges will be waived is $500,000, including amounts withdrawn from other annuity contracts containing a comparable waiver provision issued by us and our affiliates for the Contract Owner.

(1)	If there are joint Owners or Annuitants, age restriction will be based on the person submitting the request for waiver.

You must send us a written request to waive the Surrender Charges before your withdrawal is processed. We will then evaluate your request and may ask for additional information, and/or necessary proof of the medical / disability condition. Your withdrawal will be processed and Surrender Charges will be waived upon the approval of your waiver request by the Company and receipt of all necessary documents and/or proof of medical condition. If the request to waive the Surrender Charges is denied by the Company, the withdrawal proceeds will not be disbursed until you are notified of the denial and provided with the opportunity to accept or reject the withdrawal proceeds, including any Surrender Charges.

Medically Related Withdrawal

You may request the waiver of Surrender Charges for your Medically Related Withdrawal of all or part of your Contract Value if certain medically related contingencies occur. The waiver of Surrender Charges is available if either of the following events occurs:

(1)	The Contract Owner (or Annuitant for entity-owned Contracts) is first confined in a nursing home or hospital while this Contract is in force and remains confined for at least 90 days in a row. The medical care facility must be prescribed based on physical limitations which prohibit daily living in a non-institutional setting (by a licensed physician in writing).

(2)	The Contract Owner (or Annuitant for entity-owned Contracts) is first diagnosed as having a fatal injury or illness (an injury or illness expected to result in death within 2 years for 80% of diagnosed cases) while this Contract is in force.

The medically related contingencies that must be met for waiver of Surrender Charges and availability of waiver varies by state — please see “Appendix B: State Variations”.

In the event of a qualifying medical condition, you must notify the Company of the intent to request a Waiver of Surrender Charge. We must receive the waiver request forms along with the due proof of the confinement or fatal illness in writing (including certification by a licensed physician). Waiver request forms will be provided to you within ten working days of the request. You must be living as of the date the Medically Related Withdrawal proceeds are paid.

Disability Related Withdrawal

You may request the waiver of Surrender Charges for your Disability Related Withdrawal of all or part of your Contract Value if:

(1)	The Contract Owner (or Annuitant for entity-owned Contracts) becomes totally disabled as defined in section 72(m)(7) of the Code and as applied under the Social Security Act, and

(2)	The disability began after the Contract Date, and

(3)	The disability has continued without interruption for four months.

The definition of disability and availability of waiver varies by state — please see “Appendix B: State Variations”.

In the event of a qualifying disability, the Contract Owner must notify the Company of the intent to request a Waiver of Surrender Charge. We must receive the waiver request forms along with the due proof of the disability in writing (including physician’s statement of disability). Waiver request forms will be provided to you within ten working days of the request. You must be living as of the date the Disability Related Withdrawal proceeds are paid.

4.4. Required Minimum Distributions

Required Minimum Distributions And Free Withdrawal

There is no Surrender Charge imposed upon withdrawals taken to satisfy the Required Minimum Distributions (“RMD”) which are required by the Code under qualified contracts, even if this amount exceeds the Free Withdrawal Amount (only applies to Required Minimum Distributions taken from your Penn Mutual Contract(1)). RMDs first become available after the Contract has been in effect through at least one calendar year-end. You can take RMDs as Systematic Withdrawals if you have not exhausted your Free Withdrawal Amount in the current Contract Year.

If the Free Withdrawal Amount is not available to you in the first Contract Year (applies if you have the Smart Foundation Plus Base Contract Option), and you are obligated to take an RMD applicable to this Contract in the first Contract Year, only one surrender charge-free withdrawal will be permitted on the last day of the first Contract Year to satisfy the requirement.

RMDs reduce the Free Withdrawal Amount during the Contract Year. If you take any additional withdrawals in the same Contact Year as you receive RMD payments, these withdrawals will be subject to a Surrender Charge. During any given Contact Year, you are entitled to receive, free of Surrender Charge, the entire Required Minimum Distribution Amount, or the entire Free Withdrawal Amount, whichever is greater, but not both.

You must indicate (at the time of request) that you are taking a withdrawal for the purpose of satisfying RMDs for this contract in order for the withdrawal to be Surrender-Charge free. Please see “RMD and Surrender Charges / Free Withdrawal” example in “Appendix A: Numerical Examples” for more details.

Required Minimum Distributions And Premature Withdrawal Charge

The Premature Withdrawal Charge will not apply to RMDs if the Default Liquidity Order is followed (see “Default Liquidity Order” below, as well as under “Partial Withdrawal” and “Systematic Withdrawals”). Also, you must indicate (at the time of request) that you are taking a withdrawal for the purpose of satisfying RMDs for this contract in order for the withdrawal to be Premature-Withdrawal-Charge free.

Default Liquidity Order. The withdrawal will be taken from the variable Subaccounts first; when the withdrawal exhausts your Variable Account Value, then any remaining withdrawal will be taken from the Fixed Interest Options beginning with the Fixed Interest Option with the shortest Interest Period. Within a Fixed Interest Option, withdrawals will be made from amounts most recently allocated, renewed or transferred.

Effect Of Required Minimum Distributions On Optional Benefits

Treatment of RMDs for the purpose of adjusting the optional benefit features for withdrawals will vary based on your benefit election. Please refer to the “Required Minimum Distributions” sub-section of the appropriate optional benefit section (Section 8.8 - “Required Minimum Distributions and the Enhanced Death Benefit Rider” and Section 9.9 - “Required Minimum Distributions and the Guaranteed Growth and Income Benefit Rider”) for details.

(1)	If Required Minimum Distributions taken are based on any contract other than your Penn Mutual Contract, from which you are taking a distribution, Surrender Charge and the Premature Withdrawal Charge will apply as described in the Contract, and any Purchase Payment Enhancement(s) will be forfeited, if withdrawal is taken within 12 months of the Purchase Payment.

4.5. Substantially Equal Periodic Payments under Code Section 72(q) or 72(t)

If a withdrawal is taken from the annuity before age 59 1/2, the IRS generally imposes a 10% early withdrawal penalty on such distributions. However, substantially equal periodic payments under IRC Section 72(q)/72(t) are exempt from the 10% penalty tax on early distributions. If you choose to exercise this option, you will be required to irrevocably choose one of the three acceptable methods (as defined by IRS regulations) and receive these payments until the later of five years or attainment of age 59 1/2.

If you wish to take withdrawals under the Code Sections 72(q) or 72 (t) (prior to age 59 1/2 of the Contract Owner, or Annuitant for entity owned Contracts(2)), you may do so systematically. 72 (q)/(t) withdrawals do not receive any special treatment under the Surrender Charge or the Premature Withdrawal Charge provisions. If your withdrawal exceeds the annual Free Withdrawal Amount, you will be subject to Surrender Charges as shown in the “Surrender Charges” paragraph in Section 3.1 - “Transaction Charges”. If you take a withdrawal from the Fixed Account, you may also be subject to the Premature Withdrawal Charge as described in the “Premature Withdrawal Charge” paragraph in Section 3.1 - “Transaction Charges”. If you purchased an optional benefit with your Contract, please refer to the appropriate optional benefit section for details on Substantially Equal Periodic Payments’ treatment under your optional benefit.

4.6. Transfers

Transfer Limits

You may transfer your Contract Value among Subaccounts and the Fixed Interest Options of the Fixed Account. The number of transfers you make is limited to no more than two transfers in a calendar month and no more than 12 such transfers in a calendar year. Transfers made under the Dollar Cost Averaging or the Automatic Asset Rebalancing programs will not count against this limit.

•

The minimum amount that may be transferred is $250 or, if less, the total amount held in the Subaccount or Fixed Interest Option. In the case of partial transfers, the amount remaining in the Subaccount or Fixed Interest Option must be at least $250.

•	You may transfer from the Fixed Interest Option(s) to other Subaccounts only at the completion of the Interest Period or within 25 days thereafter.

•	You may transfer from the Six Month Fixed Dollar Cost Averaging Account or the Twelve Month Fixed Dollar Cost Averaging Account to a Subaccount as described under Dollar Cost Averaging below.

•	You may not transfer from a Subaccount to the Six Month Dollar Cost Averaging Account or the Twelve Month Dollar Cost Averaging Account.

•	Transfers may be subject to investment option limitations if your Contract includes any optional benefits.

•	Transfer requests on any given day count as one transfer for the purpose of transfer limit enforcement rules, regardless of the number of funds specified in the request.

General Rules

Transfers will be based on values at the end of the Valuation Period in which the transfer request is received at our Administrative Office. A transfer request must be received at our Administrative Office from you or the agent of record (pursuant to your instruction), and all other administrative requirements must be met to

(2)	If there are joint Owners or Annuitants, age restriction will be based on the person submitting the request for Substantially Equal Periodic Payments.

make the transfer. We will not be liable for following instructions, including instructions from the agent of record, communicated by telephone that we reasonably believe to be genuine. We require certain personal identifying information to process a request for transfer made over the telephone. For transfers other than Dollar Cost Averaging and Automatic Asset Rebalancing, we reserve the right to charge a fee, although we have no present intention of doing so. The transfer fee would not exceed $20.

The Contract may be subject to investment allocation restrictions if your Contract includes any optional benefits, which limit your right to request transfers among Subaccounts and the Fixed Interest Options. Please refer to the appropriate optional benefit section for details.

4.7. Market Timing / Excessive Trading

General Information On Market Timing

The Contract is not designed for individuals and professional market timing organizations that use programmed and frequent transfers among investment options. We therefore reserve the right to change our telephone transaction policies and procedures at any time to restrict the use of telephone transfers for market timing and to otherwise restrict market timing, up to and including rejecting transactions we reasonably believe are market timing transactions, when we believe it is in the interest of all of our Contract Owners to do so. However, we may not be able to detect all market timing and may not be able to prevent frequent transfers, and any possible harm caused by those we do detect.

Frequent Trading Risks

Frequent exchanges among Subaccounts and market timing by Contract Owners can reduce the long–term returns of the underlying Funds. The reduced returns could adversely affect the Contract Owners, Annuitants, or Beneficiaries of any variable annuity contract issued by any insurance company with respect to values allocated to the underlying Fund. Frequent exchanges may reduce the mutual fund’s performance by increasing costs paid by the Fund (such as brokerage commissions); they can disrupt portfolio management strategies; and they can have the effect of diluting the value of the shares of long term shareholders in cases in which fluctuations in markets are not fully priced into the Fund’s net asset value.

The insurance–dedicated mutual funds available through the Subaccounts generally cannot detect individual Contract Owner exchange activity because they are owned primarily by insurance company separate accounts that aggregate exchange orders from owners of individual contracts. Accordingly, the Funds are dependent in large part on the rights, ability and willingness of the participating insurance companies to detect and deter short–term trading by Contract Owners. We have entered into an agreement with the Funds that requires us to provide the Funds with certain contract owner transaction information to enable the Funds to review the contract owner transaction activity involving the Funds.

As outlined below, we have adopted policies regarding frequent trading, but there is the risk that these policies and procedures concerning frequent trading will prove ineffective in whole or in part in detecting or preventing frequent trading. As a result of these limitations, some Contract Owners may be able to engage in frequent trading, while other Contract Owners will bear the effects of such frequent trading. Please review the mutual funds’ prospectuses for specific information about the funds’ short–term trading policies and risks, including the possible imposition of redemption fees.

Frequent Trading Policies

We have adopted policies and procedures designed to discourage frequent trading as described below. We intend to monitor on an ongoing basis the operation of these policies and procedures and may, at any time without notice to Contract Owner(s), revise them in any manner not inconsistent with the terms of the Contract. If requested by the investment adviser and/or sub-adviser of a Fund, we will consider additional steps to discourage frequent trading. In addition, we reserve the right to reject any Purchase Payment or exchange request at any time for any reason.

We have adopted certain procedures to detect frequent trading. If it appears that market timing activity is occurring or the transfer frequency would be expected to have a detrimental impact on the affected Funds, the following steps will be taken on a uniform basis:

(1)	A letter is sent to the Contract Owner(s) and to the registered representative/insurance agent associated with the Contract reiterating the policy with respect to frequent transfers and urging a cessation of any market timing or frequent transfer activity.

(2)	If market timing or frequent transfer activity continues after the initial letter, a second letter is sent requiring that all subsequent transfer requests be submitted in writing via standard US mail containing the Contract Owner’s original signature. Thereafter, any attempt to make a transfer request through overnight deliveries, electronically, telephonically or by facsimile will be rejected.

(3)	Any Contracts which have been the subject of a letter referred to in paragraph 1 or 2 will be subject to special monitoring to determine whether the potentially detrimental frequent trading has ceased.

4.8. Deferment of Payments and Transfers

Transfers and distributions of withdrawals from the Fixed Account and distribution of any portion of the Standard Death Benefit allocated to the Fixed Account will generally be made within seven days after receipt by the Company of all documents required to process such transfer or distribution. However, we may defer a distribution of surrenders and partial withdrawals from the Fixed Account for a period not exceeding six months. The Company will disclose to the Contract Owner the specific date on which the transfer will be effective, the reason for the delay, and the value of the transfer as of the date the request is received by the Company.

Transfers and distributions of withdrawals from the Variable Account and distribution of the portion of the Standard Death Benefit allocated to the Variable Account will generally be made within seven days after receipt by the Company of all documents required for such transfer or distribution. However, we reserve the right to defer a withdrawal, a transfer of Contract Value, or annuity payments funded by the Separate Account if:

(a)	The New York Stock Exchange (“NYSE”) is closed (other than customary weekend and holiday closings);

(b)	Trading on the NYSE is restricted;

(c)	An emergency exists that makes it impractical for us to dispose of securities held in the Separate Account or to determine the value of its assets; or

(d)	The Securities and Exchange Commission by order so permits for the protection of investors.

Conditions described in (b) and (c) will be decided by, or in accordance with rules of, the Commission.

5. Death Benefit

5.1. Death before Annuity Date

Prior to the Annuity Date, your Contract provides a death benefit that is payable upon the earlier death of:

(1)	the Annuitant, or

(2)	the Contract Owner.

The death benefit is payable to the Beneficiary. A Surviving Owner will be deemed sole primary Beneficiary regardless of named Beneficiaries. The amount payable is equal to the Contract Value* or the Standard Death Benefit (see below for details). We generally pay the death benefit within seven days after we receive proof of death and all required information.

You can also purchase an optional Enhanced Death Benefit Rider which offers a death benefit enhancement to your Contract. Please see Section 8 - “Enhanced Death Benefit” for an explanation of this optional benefit.

Death of The Annuitant

If the sole Annuitant is the Contract Owner and dies before the Annuity Date, we will pay the Beneficiary(ies) the Standard Death Benefit as of the date our Administrative Office receives proof of death, i.e., a death certificate or other official document establishing death, and other information required to process the payment. Surviving Contract Owner will be deemed sole primary beneficiary and may be able to continue the Contract (as spousal Beneficiary) under Spousal Step-In (if permitted by federal law).

If the Annuitant, who is not the sole Contract Owner, dies before the Annuity Date, a surviving Contract Owner who is a natural person, if also named as Contingent Annuitant in the Contract, will become the new Annuitant and the Contract will continue, provided any surviving Contract Owner is permitted to continue the Contract under federal law. The Standard Death Benefit will not be paid until the new Annuitant’s death.

If there is no Contingent Annuitant, or if continuation of the Contract is not permitted by federal law, the surviving Contract Owner will be deemed sole primary Beneficiary and will receive the Standard Death Benefit as of the date our Administrative Office receives proof of death.

If a sole Annuitant dies before the Annuity Date, and the Contract Owner is an entity, the Company will pay the Beneficiary the Standard Death Benefit as of the date the Company receives due proof of death, and all other documents required by the Company to process the claim.

If a Joint Annuitant is named in the Contract, the Standard Death Benefit is payable upon the later death of both Annuitants. However, a distribution may be required upon the death of a Contract Owner and the death benefit payable would be Contract Value*.

Standard Death Benefit Calculation

The amount of the Standard Death Benefit is the greater of (1) and (2) where:

(1)	is the Contract Value*; and

(2)	is the amount of the Adjusted Net Purchase Payments (total Purchase Payments less the sum of all adjusted withdrawals), where adjusted withdrawals are the greater of (a) and (b) below, where:

(a)	is the amount of each withdrawal; and

(b)	is the amount of each withdrawal multiplied by the ratio of (i) and (ii) where:

(i)	is the amount of the Adjusted Net Purchase Payments just before the withdrawal, and

(ii)	is the Contract Value** just before the withdrawal.

*	Less any Purchase Payment Enhancement(s) credited in the 12 months preceding the date our Administrative Office receives proof of death that have not been already forfeited (applies only if the Smart Foundation Plus Base Contract Option is elected).
**	After the Contract Value is reduced by the amount of any Purchase Payment Enhancement forfeited as a result of the withdrawal (applies only if the Smart Foundation Plus Base Contract Option is elected).

Example:  please see “Standard Death Benefit” example in “Appendix A: Numerical Examples” for the calculation of the Standard Death Benefit.

If you take a withdrawal at a time when the amount of the Adjusted Net Purchase Payments is greater than your Contract Value, then your Standard Death Benefit amount will be reduced by an amount greater than the amount withdrawn.

If your Base Contract Option provides for a Purchase Payment Enhancement (Smart Foundation Plus), you may be subject to Purchase Payment Enhancement forfeiture at the time of the death benefit payout. Please, see the next section for details.

Provisions of this section may vary by state — please see “Appendix B: State Variations” for details.

Death Of The Contract Owner

If a Contract Owner, who is the sole Annuitant, dies before the Annuity Date, the Company will pay the Beneficiary(ies) the Standard Death Benefit as described above.

If the Contract Owner, who is not the Annuitant, dies before the Annuity Date, we will pay the Beneficiary(ies) the Contract Value*** as of the date our Administrative Office receives proof of death, i.e., a death certificate or other official document establishing death, and other information required to process the payment.

Purchase Payment Enhancements and The Standard Death Benefit

This section only applies if you elect the Smart Foundation Plus Base Contract Option.

Purchase Payment Enhancements are not included in the Adjusted Net Purchase Payments component of the Standard Death Benefit, but they are included in the Contract Value component of the Standard Death Benefit.

Any Purchase Payment Enhancement credited to the Contract Value within the 12-month period preceding the date our Administrative Office receives proof of death will be forfeited. Forfeiture will be carried out as follows: the Contract Value component of the Standard Death Benefit amount payable will be reduced by the amount of any Purchase Payment Enhancements forfeited.

Provisions of this section may vary by state — please see “Appendix B: State Variations” for details.

5.2. Death after Annuity Date

If you die on or after the Annuity Date, the death benefit payable, if any, will be paid in accordance with your choice of Annuity Option. Upon receipt of due proof of death and other forms necessary to process the payment, we will pay your Beneficiary a death benefit according to the Annuity Option in force, if the option provides a death benefit.

5.3. Beneficiary

The Beneficiary is the person(s) entitled to receive the death benefit.

You should designate a Beneficiary in your application. If you fail to designate a Beneficiary, your Beneficiary will be your estate. Beneficiary designation will take effect on the Contract Date.

***	Less any Purchase Payment Enhancement(s) credited in the 12 months preceding the date our Administrative Office receives proof of death and all other documents required by the Company to process the claim that have not been already forfeited (applies only if the Smart Foundation Plus Base Contract Option is elected).

Any surviving Contract Owner who is a natural person will be deemed sole primary Beneficiary and should be designated as such in the application. If it is not so designated in the application, the contractual rights of the surviving Contract Owner will take precedence over the rights of any named Beneficiary. No payment will be made to any Beneficiary while the surviving Contract Owner is living.

You may change the Beneficiary at any time before your death or the death of the Annuitant, whichever occurs first, by sending a written notice to us with all the information required to process the request. A service form that indicates the required information will be provided by the Company for your convenience. Changes in Beneficiary, unless otherwise specified by you, shall take effect on the date you sign the notice of change. Approval of any change is subject to any transactions made by you or actions taken by the Company prior to receipt of this notice. We may restrict the right to make a beneficiary change if maintaining the existing beneficiary designation is required for purposes of satisfying applicable laws or regulations or the requirements of this Contract.

If the surviving Owner was named Contingent Annuitant and no distribution was required per federal tax law upon Annuitant’s death (deceased Annuitant was not the Contract Owner), the Contingent Annuitant will become the Annuitant and the Contract will continue (no death benefit will be paid).

Beneficiary designations are extremely important. Please, consult your financial advisor and/or legal counsel before designating or changing Beneficiaries. You should also consider reviewing your Beneficiary designations every time a major life event takes place (such as marriage or domestic partnership, birth or adoption, divorce or death, etc.).

5.4. Spousal Beneficiary

Spousal Step-In.  If the Beneficiary is the deceased Contract Owner’s surviving spouse and sole primary Beneficiary, he or she may become the Contract Owner rather than receive the death benefit (as permitted by federal law). If the spouse elects to become the Contract Owner, the Contract Value will be adjusted to equal the death benefit (if it is higher than the Contract Value). The Beneficiary has one year from the Contract Owner’s death to exercise this option.

If there are any Riders in force at the time of death, and the Beneficiary exercises Spousal Step-In:

•	any Riders that are Single Life Guarantees, which covered the deceased Contract Owner, will be terminated;

•	any Riders that are Joint Life Guarantees, which covered both the deceased Contract Owner and the spousal Beneficiary, will continue;

•	death benefit will be determined according to the terms of the Rider(s).

Exchange of Contract by Surviving Spouse. The surviving spouse may exchange this Contract for a new Contract of the same form, or for a Contract of a similar form designated by the Company if the original form is no longer available for sale at the time this option is exercised. The new Contract issued upon the exercise of this exchange, will: (a) have the surviving spouse as the Contract Owner and Annuitant; and (b) list the date of the exchange as the new Contract Date.

Optional benefits on exchanged Contracts will be available based on the selection currently offered by the Company. Exchange shall not be treated as a withdrawal under the terms of the Surrender Charge provision of this Contract, if it is exercised within 12 months of receipt of due proof of death by the Company. A Death Benefit credited to a Contract established as a result of an Exchange of Contract by a surviving spouse provision will be treated as a Purchase Payment under the terms of the Surrender Charge provision of the new Contract.

For information on the tax treatment of death benefits, see Section 12.1 - “Federal Income Tax Considerations”.

The Federal Defense of Marriage Act states that neither civil union partners nor same-gender married couples are considered married under federal law. Therefore the favorable tax treatment provided by federal tax law to a surviving spouse is NOT currently available to a surviving civil union partner or the surviving spouse of a same-gender marriage. For information regarding federal tax laws please consult a tax advisor.

5.5. Death Benefit Settlement Options

If death occurs before the Annuity Date, your Beneficiary has one year from your death (or 60 days from the death of an Annuitant other than you) to choose one of the following Death Benefit Settlement Options.

Option 1 (Lump Sum) — The death benefit may be paid to a Beneficiary in a single lump sum. The payment will generally be made within 7 days of receipt of the necessary forms to make payment.

Option 2 (Five-Year Deferral) — The Beneficiary may elect to postpone a payment of the lump sum death benefit for up to five years after the date of any Contract Owner’s death. During this time, the Beneficiary may allocate the death settlement amount to the available investment options. Transfers among Subaccounts and Fixed Account Options are subject to the limitations imposed on such options. The money may be withdrawn in whole or in part at anytime without surrender charges but amounts in the investment options may lose value. If the Beneficiary is not the surviving spouse, the death benefit must be paid out within 5 years after the date of death.

Option 3 (Annuitize) — The Beneficiary may elect to receive the payment of the death benefit in the form of one of the Annuity Options. Payments under this option must commence within one year after the date of death. Payments must be made over the Beneficiary’s lifetime or over a guaranteed period not longer than the Beneficiary’s life expectancy. This option is only available if the amount applied to the selected Annuity Option is at least $5,000.

If an election is not made within one year of the date of death of the Contract Owner or within 60 days of the death of an Annuitant other than you, the only option is a lump sum. If there is more than one surviving Beneficiary, the Beneficiaries must choose to receive their respective portions of the death benefit according to the Death Benefit Settlement Options described above. If no Beneficiary survives the first to die of the Contract Owner or the Annuitant, the death benefit will be paid in a lump sum to the Contract Owner’s estate or the Contract Owner, respectively.

ERISA Defined Benefit Plan Options

If an ERISA Defined Benefit plan trust is the owner of a Contract, the only option is a Lump Sum payout to the qualified plan trust. The trustee of the qualified plan will then distribute the proceeds pursuant to the Beneficiary form operated under the plan.

IRA Beneficiary Options

There are additional options for IRA Beneficiaries. A spouse named as sole primary Beneficiary may assume ownership of the IRA, and both a spouse and non-spouse Beneficiary can continue the IRA as a “beneficiary” or a “stretch” IRA. If the “beneficiary” or “stretch” option is selected, a new Penn Mutual Contract is issued. Option 2 (Five-Year Deferral) described above is not available on IRAs if the Contract Owner died after reaching his / her required beginning date for RMDs (Required Minimum Distributions).

Death Benefit Summary Tables

NON-QUALIFIED CONTRACTS

Single Owner / Annuitant (Annuitant is same as Owner)

Owner-Annuitant dies

•    Beneficiary receives Standard Death Benefit,

•    Beneficiary has one year from death to choose the Death Benefit Settlement Option,

•    Beneficiary may delay disbursement for up to five years,

•    Spousal Beneficiary may continue the Contract.

Single Owner / Single Annuitant (Annuitant is not the same as Owner)

Owner dies

•    Beneficiary receives Contract Value,

•    Beneficiary has one year from death to choose the Death Benefit Settlement Option,

•    Beneficiary may delay disbursement for up to five years,

•    Spousal Beneficiary may continue the Contract (Contract Value only).

Annuitant dies

•    Contract Owner who is Contingent Annuitant becomes the Annuitant and the Contract continues (no death benefit paid).

OR

•    If there is no Contingent Annuitant, surviving Contract Owner is deemed sole primary Beneficiary before any named Beneficiaries,

•    Contract Owner (as deemed sole primary Beneficiary) receives Standard Death Benefit,

•    Surviving Owner as Beneficiary has 60 days from the death of Annuitant other than Owner to choose the Death Benefit Settlement Option.

Single Owner / Joint Annuitants (Owner must be one of the Annuitants)

Owner-Annuitant dies

•    Beneficiary receives Contract Value,

•    Beneficiary has one year from death to choose the Death Benefit Settlement Option,

•    Beneficiary may delay disbursement for up to five years,

•    Spousal Beneficiary may continue the Contract (Contract Value only),

•    New spousal Owner will become Annuitant (if not already named as such prior to death).

•    Standard Death Benefit is not paid until the last Annuitant’s death. Surviving Annuitant (as spousal Beneficiary) becomes Owner if permitted by federal tax law.

Non-Owner Annuitant dies

•    No death benefit is paid because there was no Owner death and Annuitant death benefit is paid upon the last Annuitant’s death,

•    Surviving Annuitant who is the Contract Owner will continue the Contract.

•    Standard Death Benefit is not paid until the last Annuitant’s death.

Owner is an Entity (only single Annuitant permitted)

Annuitant dies	• Beneficiary receives Standard Death Benefit. • Death Benefit Settlement Options available are Lump Sum (Option 1) or Five-Year Deferral (Option 2).

Joint Owners / single Annuitant (Annuitant must be one of Owners)

Annuitant-Owner dies

•    Surviving Owner is deemed sole primary Beneficiary before any named Beneficiaries,

•    Beneficiary receives Standard Death Benefit,

•    Beneficiary has one year from death to choose the Death Benefit Settlement Option,

•    Beneficiary may delay disbursement for up to five years,

•    Surviving Owner (if spousal Beneficiary) may continue the Contract.

Non-Annuitant Owner dies

•    Surviving Owner is deemed sole primary Beneficiary before any named Beneficiaries,

•    Beneficiary receives Contract Value,

•    Beneficiary has one year from death to choose the Death Benefit Settlement Option,

•    Beneficiary may delay disbursement for up to five years,

•    Surviving Owner (if spousal Beneficiary) may continue the Contract (Contract Value only),

•    Surviving Owner will become the Annuitant.

Joint Owners / Joint Annuitants (Annuitants must be the same as Owners)

First Owner-Annuitant dies

•    Surviving Owner is deemed sole primary Beneficiary before any named Beneficiaries,

•    Beneficiary receives Contract Value,

•    Beneficiary has one year from death to choose the Death Benefit Settlement Option,

•    Beneficiary may delay disbursement for up to five years,

•    Surviving Owner (if spousal Beneficiary) may continue the Contract (Contract Value only).

•    Standard Death Benefit is not paid until the last Annuitant’s death. Surviving Owner-Annuitant becomes sole Owner if permitted by federal tax law.

IRA CONTRACTS

Single Owner / Annuitant (Owner must be the Annuitant)

Owner-Annuitant dies

•    Beneficiary receives Standard Death Benefit,

•    Beneficiary has one year from death to choose the Death Benefit Settlement Option,

•    Beneficiary may delay disbursement for up to five years

•    Five-year distribution option is not available on IRAs if the Contract Owner died after reaching his / her required beginning date for RMDs (Required Minimum Distributions).

•    Beneficiary may stretch the IRA by purchasing a new Penn Mutual Contract,

•    Spousal Beneficiary may continue the Contract.

6. The Annuity Payout Period

6.1. Annuitization

Annuitization is a process by which your Contract Value is converted into a stream of regular income payments. You may choose to annuitize your Contract after the first Contract Anniversary. The Guaranteed Growth and Income Benefit Rider may impose different annuitization and maturity processing requirements than described below. Please see Section  9.3 - “What happens on the Annuity Date?” for more information.

6.2. Partial Annuitization on Non-Qualified Contracts

Partial Annuitization is an irrevocable election by the Contract Owner to apply only a portion of the Contract Value to purchase a stream of annuity payments under the Contract, leaving the remainder of the Contract Value to accumulate on a tax-deferred basis.

Partial Annuitization is only available on Non-Qualified contracts, on or after the third Contract Anniversary. Partial Annuitization will be processed as of the date the written request from the Contract Owner and all required documentation is received by the Company.

If you enter the Withdrawal Phase under the Guaranteed Growth and Income Benefit Rider (i.e. start your lifetime withdrawals), Partial Annuitization is no longer available to you.

You may only elect three Partial Annuitizations during the life of your Contract, and at least 12 months must elapse between Partial Annuitizations. The amount requested for Partial Annuitization must be at least $5,000 and cannot exceed 50% of your Contract Value.

Partial Annuitization will decrease the Contract Value and Surrender Charge Basis dollar-for-dollar; it will decrease the death benefit base proportionately or dollar-for-dollar, whichever is greater.

Amounts applied to Partial Annuitization are not subject to Surrender Charges. They are also not taxed as a withdrawal under the deferred Contract provided the Annuitization option includes a life contingency.

Annuitized and non-annuitized portions of the Contract will be treated as separate Contracts for tax and administrative purposes, and different Annuity Dates will be established with respect to the annuitized and non-annuitized portions of the Contract.

For exclusion ratio purposes, “investment in the contract” will be allocated proportionately between the annuitized and non-annuitized portions of the Contract. This proportional allocation will also apply for other tax treatment purposes under the Code Section 72 governing the exclusion ratio, investment in the contract, expected return, annuity starting date, and amounts not received as an annuity.

To be eligible for the exclusion ratio, the amounts must be received as an annuity for a period of 10 years or more, or for life.

We may change Contract provisions related to Partial Annuitization, if required by Internal Revenue Service regulations or other applicable laws.

6.3. Annuity Date

The Annuity Date is the date on which annuity payments begin, transitioning from the accumulation phase to the annuitization phase, based on the elected Annuity Option or the default option. The date Annuity Payments are scheduled to begin is shown on your Contract’s specifications page. Unless another Annuity Date was specified on the application or requested later by written notification, the Annuity Date will be set to the later of (a) the first Monthly Anniversary following the younger Annuitant’s 95th birthday, or (b) the 10th Contract Anniversary. The Annuity Date must be at least one year after the Contract Date. The latest allowed maturity date is regulated by state law and may vary — please see “Appendix B: State Variations”.

You may change the Annuity Date by sending a written request to our Administrative Office, which must be received by us at least 30 days before the current Annuity Date.

6.4. What happens on the Annuity Date?

On the Annuity Date, the Contract Value, net of premium taxes if applicable, must be annuitized. Upon your request or on the Annuity Date described in your Contract, you may apply the Contract Value to any of the annuity options available in the Annuity Options section of the Contract, or you can elect to surrender the Contract and receive the Surrender Value(1).

A notification that an Annuity Option must be selected will be sent to you 60 days prior to your Annuity Date. You must select an Annuity Option and notify us of your election at least 30 days prior to the Annuity Date. In the event no response is received from you, and if the Annuity Date is less than the maximum maturity date, the Annuity Date will be changed to the maximum maturity date allowed by the state. If the maximum maturity date has been reached, and you did not specify an Annuity Option, the Contract Value will be annuitized on the Annuity Date based on an applicable default option. If the Guaranteed Growth and Income Benefit Rider is in force on the Annuity Date, the default option will be determined by the state of the optional benefit features at the time (please, see “What Happens on the Annuity Date?” in the appropriate optional benefit section in this prospectus — Section 8.11 and Section 9.13). If the Guaranteed Growth and Income Benefit Rider is not in force on the Annuity Date, the default option is the Life Annuity with Period Certain of 10 years.

Provisions of this section may vary by state — please see “Appendix B: State Variations” for details.

6.5. Annuity Options

On or after the first Contract Anniversary date, you may choose to annuitize your Contract and apply your Contract Value to one of the following Fixed Annuity Options:

•

Certain-Only Option — Provides periodic income payments for a guaranteed period ranging from 5 to 30 years(2). If the Annuitant dies prior to the end of the guaranteed period, payments will continue to be paid to the designated Beneficiary(ies) until the end of the guaranteed period.

(1)	Subject to state variations: see “Appendix B: State Variations” for details.
(2)	The guaranteed period may not exceed the annuitant life expectancy as defined by the IRS Life Expectancy Table for Qualified contracts.

•

Life-Only Option — Provides periodic payments guaranteed for the lifetime of the Annuitant. The last payment will be the one that is due before the Annuitant’s death. Upon the death of the Annuitant, payments will cease and there will be no payments made to any Beneficiary.

•

Life with Period Certain Option(2) — Provides periodic income payments for the lifetime of the Annuitant, which are guaranteed for a period of time (“Period Certain”). The guaranteed period can range from 5 to 30 years. If the Annuitant dies prior to the end of the Period Certain, payments will continue to be paid to the designated Beneficiary(ies) until the end of the Period Certain. If the Annuitant lives longer than the Period Certain, payments will continue until the Annuitant dies, but there will be no payment to any Beneficiary.

•

Joint and Survivor Life Option — Provides periodic payments for the lives of the Annuitant and the Joint Annuitant. Upon the death of either Annuitant, and based on the percentage initially selected, payments will continue at a level of 100%, 75%, 66 2/3%, or 50% of the original benefit amount for the lifetime of the surviving Annuitant. The initial payment will be made if either the Annuitant or the designated second Annuitant are living. Subsequent payments will continue during the joint lives of the Annuitants and thereafter during the life of the surviving Annuitant. Payments will end with the last payment due before the death of the last Annuitant to die. After the deaths of both Annuitants, payments will cease and there will be no payments to any Beneficiary.

•	Any other form of annuity that you and we may agree upon.

6.6. Annuity Payments

The Contract Value on the day immediately preceding the Annuity Date will be used to determine the Annuity Payment. If your Contract Value to be applied to the selected Annuity Option on the Annuity Date is less than $5,000, we may pay you such amount in a lump sum.

The size of Annuity Payments is determined by a number of factors, including the amount of your investment, your age at the time of Annuitization, the form of annuity chosen, the expected length of the annuity period, the frequency of annuity payments and their duration, and a guaranteed rate of return. After annuity payments begin, the Annuity Option cannot be changed, and the size of your annuity payments will not change.

The annuity benefits at the time of their commencement will not be less than those that would be provided by the application of the Surrender Value to purchase a single premium immediate annuity contract at purchase rates offered by the company at the time to the same class of annuitants.

Annuity Payments will generally start within 30 days after the Annuity Date. We usually make annuity payments monthly, but we will pay you quarterly, semiannually or annually, if you prefer. The less frequently we make payments, the larger each payment will be. If necessary, we will adjust the frequency of your payments so that payments are at least $50 each. For information on the tax treatment of annuity payments, see Section 12 - “Taxes”. Payments under all options will be made to or at the direction of the Contract Owner and may be elected as early as the first Contract Anniversary.

Provisions of this section may vary by state — please see “Appendix B: State Variations” for details.

7. OPTIONAL BENEFITS

You can purchase the optional benefits described below in addition to your Base Contract. There is an additional fee for the optional benefits.

(2)	The guaranteed period may not exceed the annuitant life expectancy as defined by the IRS Life Expectancy Table for Qualified contracts.

7.1. Available Optional Benefits

Guaranteed Growth and Income Benefit	Enhanced Death Benefit	Guaranteed Minimum Accumulation Benefit

Lifetime withdrawal guarantee

Provides lifetime income as a percent of the Withdrawal Benefit Base, which grows with simple interest(1) for 10 years or until the start of lifetime withdrawals, and periodically locks in market gains by the use of Automatic Annual Step-Ups.

Highest anniversary value death benefit Provides an enhanced Death Benefit by locking in market gains on each Contract Anniversary until age 80.

Guaranteed return of premium

Provides guaranteed return of premium at the end of the benefit period (10 years), with the possibility of locking in market gains and extending the benefit period upon Step-Up (available every 5 years) or at the end of the 10-year benefit period.

(1)	Growth rate is 7% for Guaranteed Growth and Income Benefit Rider II contracts issued after March 15, 2013; Growth rate is 8% for Guaranteed Growth and Income Benefit contracts issued prior to March 15, 2013 (7% in New York — please see “Appendix B: State Variations” for details.)

Guaranteed Growth and Income Benefit	Enhanced Death Benefit	Guaranteed Minimum Accumulation Benefit

Single Life Guarantee:

Single Covered Life must be the sole Annuitant and the Contract Owner.

Joint Life Guarantee:

Available with single or joint ownership.

If single Owner and Owner is the Annuitant, one Covered Life must be the Owner and Annuitant, and the second Covered Life may be a Joint or Contingent Annuitant.

If single Owner and Owner is not the Annuitant, one Covered Life must be the Owner and either the Joint or Contingent Annuitant, and the second Covered Life must be the Annuitant.

Joint Life Guarantee for Qualified Contracts is only available with single Owner same as Annuitant, and second Covered Life as Contingent Annuitant (Joint Annuitants are not permitted).

If joint Owners, both Covered Lives must be Owners, one Covered Life must be the Annuitant, and second Covered Life may be Joint or Contingent Annuitant.

Single Life Guarantee:

Single Covered Life must be the sole Annuitant (may be different from the Contract Owner).

Joint Life Guarantee:

Available with single or joint ownership.

If single Owner and Owner is the Annuitant, one Covered Life must be the Owner and Annuitant, and the second Covered Life may be the Joint or Contingent Annuitant.

If single Owner and Owner is not the Annuitant, one Covered Life must be the Owner and either the Joint or Contingent Annuitant, and the second Covered Life must be the Annuitant.

Joint Life Guarantee for Qualified Contracts is only available with single Owner same as Annuitant, and second Covered Life as Contingent Annuitant (Joint Annuitants are not permitted).

If joint Owners, both Covered Lives must be Owners, one Covered Life must be the Annuitant, and second Covered Life may be Joint or Contingent Annuitant.

Single Life Guarantee: Single Covered Life must be the sole Annuitant and the Contract Owner. Joint Life Guarantee: Joint Life Guarantee is not available.

7.2. Combining Optional Benefits

You may elect both the Guaranteed Growth and Income Benefit Rider and Enhanced Death Benefit Rider. Please see Section 10 - “Combining the Guaranteed Growth and Income Benefit and Enhanced Death Benefit Riders”.

Guaranteed Minimum Accumulation Benefit Rider cannot be combined with any other Rider.

8. Enhanced Death Benefit

8.1. Benefit Overview and Important Information

Benefit Overview

The purpose of the Enhanced Death Benefit provided under this Rider is to provide a highest anniversary value death benefit as an enhancement to the Standard Death Benefit provided under the Contract. The Rider provides this enhancement by automatically locking in any market gains on each Contract Anniversary. The benefit will be reduced by the greater of dollar-for-dollar or proportional reduction if any withdrawals are taken, and will terminate if the Contract Value goes to zero. The Rider will terminate upon assignment or a change in ownership of the Contract unless the new assignee or Contract Owner meets the qualifications specified in the Termination provision of the Rider.

The Death Benefit Enhancement provided by the Rider will be payable until the Annuity Date (maximum maturity date is Actual Age 95 of the younger Covered Life), or until the Contract Value reaches zero, if earlier. The Death Benefit Enhancement will be payable upon the death of the Covered Life or the later death of the Covered Lives, if applicable, and only if the Enhanced Death Benefit Base is greater than the Standard Death Benefit under the Contract.

Prior to the Annuity date, as of the date our Administrative Office receives proof of death of the Covered Life (or both Covered Lives, if applicable) such as a death certificate or other official document establishing death, and other information required to process the payment, the Company will pay the Death Benefit Enhancement in addition to the death benefit provided in your Contract. The Death Benefit Enhancement is the amount by which the Enhanced Death Benefit Base exceeds the Standard Death Benefit payable under the Contract. This amount cannot be less than zero or greater than $1,000,000. This cap will apply at the time the claim is paid. The Death Benefit Enhancement will be payable until Actual Age 95 of the younger Covered Life under the Rider, or until the Contract Value reaches zero, if earlier.

Important Information about the Rider:

•	This Rider is an optional benefit added to your Contract at time of purchase; it provides various benefits described in this prospectus for an additional charge.

•

Your Contract may be subject to limitations on your investment allocations according to the terms of the Rider. The Company can change these limitations with 60 days prior notice to you, and may do so as a result of changes in the economic environment or for changes in the investment options available under the Contract.

•	The Enhanced Death Benefit Base Step-Ups occur until age 80, and the Death Benefit Enhancement is payable until Actual Age 95 of the younger Covered Life.

•	The Enhanced Death Benefit is only payable before the Annuity Date or before the Contract Value is reduced to zero, if earlier.

•	Termination of the Contract results in termination of this Rider. Termination of the Rider or the Contract will result in termination of the Enhanced Death Benefit.

•	The Rider Charges are non-refundable, whether or not your Enhanced Death Benefit Base exceeds the Standard Death Benefit while the Rider is in effect, or at the time of death.

•	Withdrawals taken to satisfy the Required Minimum Distributions will reduce the Enhanced Death Benefit Base by the greater of a dollar-for-dollar or pro-rata reduction.

•	All withdrawals will reduce your Contract Value and death benefit.

•	Withdrawals may reduce future benefits by more than the dollar amount of the withdrawal, and may result in one or more of the following:

i)	a permanent reduction in your Enhanced Death Benefit;

ii)	termination of the Rider;

iii)	termination of the Contract.

8.2. Purchasing the Enhanced Death Benefit Rider with your Contract

At the time you purchase your Contract, you have the option to purchase the Enhanced Death Benefit Rider for an additional charge. This Rider may not be added after you purchase the Contract. The Rider Effective Date is the Contract Date. This Rider is available for purchase with any Base Contract Option, and may also be purchased in combination with the Guaranteed Growth and Income Benefit Rider (see Section 10 - “Combining the Guaranteed Growth and Income Benefit and Enhanced Death Benefit Riders” for more information). If you purchase the Rider in combination with any other optional benefit, you will not be able to terminate them independently in the future.

The Rider only covers natural person(s) named in the Contract, and the Covered Life(ves) (up to two) must be named at Contract issue or the Rider Effective Date.

Issue Age Requirements

Maximum issue age for the Enhanced Death Benefit Rider is 75. The Covered Life (or both Covered Lives for a Joint Life Guarantee) must satisfy this requirement on the Rider Effective Date.

A Covered Life must always meet issue age requirements at time of designation.

Issue age is determined by the Age Nearest Birthday of the Covered Life(ves).

Owner / Annuitant Requirements

For a Single Life Guarantee to be issued, the Covered Life under the Rider must be the sole Annuitant. A Single Life Guarantee is not available if a Joint (or Contingent) Annuitant is named in the Contract.

For a Joint Life Guarantee to be issued, the first Covered Life must be the Annuitant and the second Covered Life must be the Contingent Annuitant or the Joint Annuitant. At least one Covered Life must be a Contract Owner, and any non-Owner Covered Life must be the sole primary Beneficiary. If Covered Lives are both Owners, they must be each other’s sole primary Beneficiary. A Joint Life Guarantee may be continued upon Contract Owner’s death only if permitted by federal law. A Joint Life Guarantee is not available if the Contract Owner is an entity.

Covered Life(ves) cannot be changed after the Rider Effective Date, except under conditions outlined in “Replacing a Covered Life Under a Joint Life Guarantee” below.

Example Owner / Annuitant arrangements permitted under the Rider:

Single Life Guarantee:

Contract Owner(s)	Annuitant	Covered Life

John Smith	John Smith	John Smith

John Smith	Elisabeth Smith	Elisabeth Smith

John Smith + Elisabeth Smith	John Smith	John Smith

John Smith + Elisabeth Smith	Elisabeth Smith	Elisabeth Smith

Entity	John Smith	John Smith

Joint Life Guarantee:

Contract Owner(s)	Annuitant	Joint Annuitant (Non-Qualified Contract 1035 Exchanges Only)	Contingent Annuitant	Covered Lives

John Smith	John Smith		Elisabeth Smith	John Smith + Elisabeth Smith

John Smith	John Smith	Elisabeth Smith		John Smith + Elisabeth Smith

John Smith	Elisabeth Smith		John Smith	John Smith + Elisabeth Smith

John Smith	Elisabeth Smith	John Smith		John Smith + Elisabeth Smith

John Smith + Elisabeth Smith	John Smith		Elisabeth Smith	John Smith + Elisabeth Smith

John Smith + Elisabeth Smith	John Smith	Elisabeth Smith		John Smith + Elisabeth Smith

John Smith + Elisabeth Smith	Elisabeth Smith		John Smith	John Smith + Elisabeth Smith

John Smith + Elisabeth Smith	Elisabeth Smith	John Smith		John Smith + Elisabeth Smith

8.3. Single and Joint Life Guarantee

The Rider can be purchased as a Single or Joint Life Guarantee. Under a Single Life Guarantee, all Rider features and benefits are based on the age and lifetime of the Covered Life, and the Enhanced Death Benefit is payable on death of the Covered Life. Under a Joint Life Guarantee, all Rider features are based on the age of the younger Covered Life. If a Joint Life Guarantee is elected, upon the first death of a Covered Life, the surviving Covered Life, if permitted by federal tax law, can choose to continue the Contract(1) and the Rider, and the Enhanced Death Benefit will then be payable to the Beneficiary upon the death of the surviving Covered Life. You must specify both Covered Lives in the Application for a Joint Life Guarantee. A death benefit available at the death of the Owner prior to the later death of the Covered Lives is the Standard Death Benefit if the deceased Owner was sole Annuitant. If the Second Covered Life was also named Joint Annuitant, the death benefit payable on death of the Owner / Annuitant is Contract Value only.

(1)	Federal tax regulations require that a distribution take place upon Contract Owner’s death, unless spousal continuation is exercised. If spousal continuation is not exercised or not permitted by the IRS regulations, the death benefit will be paid out, and both the Contract and the Rider will terminate.

Converting a Single Life Guarantee to a Joint Life Guarantee

You cannot convert a Single Life Guarantee to a Joint Life Guarantee. You will not be able to add a Covered Life after the Rider Effective Date.

Converting a Joint Life Guarantee to a Single Life Guarantee

While both Covered Lives are living, and provided that all Owner / Annuitant designation requirements outlined in the Contract are satisfied, one of the Covered Lives may be removed from the Contract by the Contract Owner(s) and the Rider will be converted to a Single Life Guarantee. You may not add an additional Covered Life in the future. If this Rider is combined with the Guaranteed Growth and Income Benefit Rider, your ability to convert to a Single Life Guarantee will be subject to additional limitations. Please see Section 10 - “Combining the Guaranteed Growth and Income Benefit and Enhanced Death Benefit Riders”.

8.4. Enhanced Death Benefit Base

The Enhanced Death Benefit Base is the amount used to determine the value of the Death Benefit Enhancement, when compared to the Standard Death Benefit amount. The Enhanced Death Benefit Base is calculated independently of the Contract Value or any other Benefit Base. It can increase due to annual Step-Ups or Subsequent Purchase Payments and will decrease for withdrawals.

How is the Enhanced Death Benefit Base Determined?

On the Rider Effective Date, the Enhanced Death Benefit Base is equal to the Initial Purchase Payment received.

After the Rider Effective Date, the Enhanced Death Benefit Base will increase with Subsequent Purchase Payments, may Step-Up to the Contract Value, and will decrease for withdrawals.

Automatic Annual Step-Up of Enhanced Death Benefit Base. A Step-Up is an increase of the Enhanced Death Benefit Base to an amount equal to 100% of the Contract Value. The Enhanced Death Benefit Base will be evaluated for a Step-Up opportunity each Contract Anniversary, until the Contract Anniversary following the 80th birthday of the younger Covered Life. If the Contract Value at the time of evaluation is greater than the current Enhanced Death Benefit Base, the Enhanced Death Benefit Base will automatically Step-Up to the Contract Value.

Effect of Additional Purchase Payments.  The Enhanced Death Benefit Base will be increased dollar-for-dollar for all Subsequent Purchase Payments. Purchase Payments made on Contract Anniversary are credited to the Enhanced Death Benefit Base after evaluation for Step-Up takes place.

Effect of Withdrawals on Enhanced Death Benefit Base.  The Enhanced Death Benefit Base will be reduced for withdrawals by the greater of (a) and (b), where:

(a)	is the withdrawal amount, and

(b)	is withdrawal amount multiplied by the ratio of (1) and (2) where:

(1)	is the Enhanced Death Benefit Base immediately prior to the withdrawal, and

(2)	is the Contract Value(1) immediately prior to the withdrawal.

(1)	After the Contract Value is reduced by the amount of any Purchase Payment Enhancement forfeited as a result of the withdrawal (applies only if the Smart Foundation Plus Contract Option is elected).

Effect of Partial Annuitization.  Partial Annuitization will reduce the Enhanced Death Benefit Base and the Contract Value in the same manner as withdrawals (described above).

Additional Notes for the Enhanced Death Benefit Base

The Rider Charge is expressed as an annual percentage of the Enhanced Death Benefit Base. If the Enhanced Death Benefit Base increases, the dollar amount of the Rider Charge will also increase.

The Enhanced Death Benefit Base is a reference amount only, cannot be withdrawn in a lump sum, and is not payable as a death benefit.

8.5. Smart Foundation Plus Base Contract Option and the Enhanced Death Benefit Base

This section only applies to you if you have the Smart Foundation Plus Base Contract Option.

Effect of Purchase Payment Enhancements on the Enhanced Death Benefit Base

Purchase Payment Enhancements are not included in the initial Enhanced Death Benefit Base on the Contract Date, and do not increase the Enhanced Death Benefit Base when Subsequent Purchase Payments are made.

Contract Value Step-Up.  If you have a Smart Foundation Plus Base Contract Option, your Contract Value will be immediately credited with the Purchase Payment Enhancement for every Purchase Payment that you make. If a Step-Up takes place, any Purchase Payment Enhancements which are part of the Contract Value also become part of the Enhanced Death Benefit Base.

Enhanced Death Benefit Base Enhancement True-Up

This feature is not available in New York.

The Enhanced Death Benefit Base Enhancement True-Up will increase the Enhanced Death Benefit Base in the event that poor market performance does not result in a Step-Up, or if the Stepped-Up value does not include the full amount of the Purchase Payment Enhancement(s). There is a three-year waiting period for inclusion of Purchase Payment Enhancements in the Enhanced Death Benefit Base. The Enhancement True-Ups will cease once a withdrawal is taken (including Early Access Withdrawal, if purchased in combination with the Guaranteed Growth and Income Benefit Rider).

On each Contract Anniversary beginning with the third Contract Anniversary, the Enhanced Death Benefit Base Enhancement True-Up evaluation will take place, until a withdrawal is taken (including Early Access Withdrawal, if purchased in combination with the Guaranteed Growth and Income Benefit Rider).

Evaluation for a Enhanced Death Benefit Base Enhancement True-Up will be carried out in the following order:

Step 1:        Enhanced Death Benefit Base is evaluated for Step-Up,

Step 2: Enhanced	Death Benefit Base is evaluated for the Enhanced Death Benefit Base Enhancement True-Up.

At the time of Enhanced Death Benefit Base Enhancement True-Up evaluation, your Enhanced Death Benefit Base (determined in Step 1 above) will be compared to the Enhanced Death Benefit True-Up Base. The Enhanced Death Benefit True-Up Base is the sum of (1) and (2), where:

(1)	is the sum of Purchase Payments, up to, but not including the date on which the evaluation takes place, and

(2)	is the sum of Purchase Payment Enhancements which are at least 36 months old as of the date of the evaluation.

If the Enhanced Death Benefit Base (determined in Step 1) is less than the Enhanced Death Benefit True-Up Base, your Enhanced Death Benefit Base will be set equal to the Enhanced Death Benefit True-Up Base.

If you take any withdrawals, your Enhanced Death Benefit Base will no longer be evaluated for Enhanced Death Benefit Base Enhancement True-Up.

8.6. Rider Charge

There is an additional charge for the Enhanced Death Benefit Rider. This charge depends on whether you also purchase the Guaranteed Growth and Income Benefit Rider with the Contract. Please refer to the “Contract Owner Periodic Expenses” subsection of “Fee Tables” section of this prospectus for the summary of charges, or to the “Rider Charges” subsection of “Fees and Expenses” section in this prospectus for more details.

The Rider Charge is expressed as an annual percentage of the Enhanced Death Benefit Base, and 1/4 of the charge will be deducted from the Contract Value on a quarterly basis, whether or not the Enhanced Death Benefit Base exceeds the Standard Death Benefit. One fourth of the annual Rider Charge will be multiplied by the average monthly Enhanced Death Benefit Base for the quarter and this amount will be deducted on the last day of the Contract Year Quarter. The Enhanced Death Benefit Base used in the calculation is the average monthly benefit base over the last quarter. Rider Charges will be deducted until the Annuity Date. The Rider Charge will be deducted from the Subaccounts, pro-rata based on the fund allocation at the time of deduction.

If you make a full surrender of your Contract before the charges for any Riders are deducted, your Contract Value will be reduced by the accrued Rider Charges, plus any applicable Surrender Charge. In addition, upon payment of the Death Benefit associated with the Contract, the Death Benefit payable will be reduced by the accrued Rider Charges. No Rider Charge will be imposed upon Annuitization, or deducted after the Annuity Date.

The current Rider Charge for Single or Joint Life Guarantee is 0.35%. The Maximum Rider Charge is 0.75%. Current and Maximum Rider Charges, as well as the Maximum Charge Increases are summarized in the “Rider Charges” subsection of Section 3.2 - “Period Charges”.

On the date of automatic Step-Up of the Enhanced Death Benefit Base to the Contract Value, the effective annual Rider Charge may be increased, but will not be greater than the current charge applicable to the class of Contract Owners then electing the Rider, and the increase will be no more than 0.15%.

The Contract Owner can reject the Rider Charge increase and thus terminate the Rider by sending, at least 30 days prior to a Contract Anniversary, a written request to the Company to do so. If you also purchased the Guaranteed Growth and Income Benefit Rider, both Riders must be terminated simultaneously. Please see Section 10 - “Combining the Guaranteed Growth and Income Benefit and Enhanced Death Benefit Riders” for more information.

8.7. Investment Allocation Options

The Separate Account.  At the present time, no investment allocation program is required for the Contract Value allocated to the Separate Account if this Rider is purchased without the Guaranteed Growth and Income Benefit Rider. If the Company requires an investment allocation program in the future, or if there is a change to an existing program, you will be notified in writing 60 days prior to an investment allocation program being required or a change to and existing program becoming effective. The new program or changes to an existing program may apply to existing and new purchasers of this Rider. If the investment allocation program is required, we reserve the right to add or change limitations and the way we administer them in the future.

The Fixed Account.  You may not allocate or transfer your Contract Value to any Fixed Interest Options if you have purchased this Rider. Purchase Payments or transfers directed to the Fixed Interest Options will not be accepted.

8.8. Required Minimum Distributions and the Enhanced Death Benefit Rider

There is no special treatment of Required Minimum Distributions under the Enhanced Death Benefit Rider.

8.9. What if the Enhanced Death Benefit Base or the Contract Value is reduced to zero?

The Enhanced Death Benefit Rider will terminate once the Enhanced Death Benefit Base or the Contract Value is reduced to zero.

8.10. What happens on the Annuity Date?

The Enhanced Death Benefit Rider will terminate on the Annuity Date.

8.11. What happens upon death?

The Rider will terminate upon the death of a sole Covered Life for a Single Life Guarantee, or later death of both Covered Lives for a Joint Life Guarantee. The Death Benefit, including the Death Benefit Enhancement provided by this Rider, will then be distributed as described below.

The Enhanced Death Benefit is payable upon the death of the Covered Life under the Rider, or the later death of two Covered Lives with a Joint Life Guarantee. The amount payable is the Death Benefit Enhancement, which is the amount (capped at $1,000,000.00) by which the Enhanced Death Benefit Base exceeds the Standard Death Benefit payable under the Contract. The Death Benefit Enhancement amount is determined as of the date our Administrative Office receives proof of death of the Covered Life (both Covered Lives for a Joint Life Guarantee) such as a death certificate or other official document establishing death, and other documents required to process the payment.

If the Enhanced Death Benefit Base is less than or equal to the Standard Death Benefit, no Death Benefit Enhancement is payable. The maximum Death Benefit Enhancement amount we will pay is $1,000,000 (this cap will apply at the time the death benefit is calculated). The Death Benefit Enhancement will be payable before the Annuity Date, until Actual Age 95 of the younger Covered Life under the Rider, or until the Contract Value reaches zero, if earlier.

Under a Single Life Guarantee:

If the sole Contract Owner is also the sole Annuitant and sole Covered Life, then:

(a)	Upon the death of the sole Contract Owner / Annuitant / Covered Life, the death benefit, including any Death Benefit Enhancement payable under the Rider, will be paid to the Contract Owner’s Beneficiary. If permitted by federal law, a spouse of the deceased Contract Owner may exercise Spousal Step-In according to the terms of this Contract, but the Rider will terminate.

If the sole Contract Owner is not the sole Annuitant and Covered Life, then:

(a)	Upon Contract Owner’s death, Contract Value* will be paid as a death settlement to the Contract Owner’s Beneficiary according to the terms of the Contract. The surviving Annuitant / Covered Life (as spousal Beneficiary) may also choose to exercise Spousal Step-In according to the terms of this Contract if permitted by federal law (subject to IRS requirements for distribution upon Contract Owner’s death), and the Rider will continue.

*	Less any Purchase Payment Enhancement(s) credited in the 12 months preceding the date our Administrative Office receives proof of death that have not been already forfeited (applies only if the Smart Foundation Plus Base Contract Option is elected).

(b)	Upon Annuitant’s death where no Contingent Annuitant is named in the Contract, the death benefit, including any Death Benefit Enhancement payable under the Rider, will be paid to the surviving Contract Owner, who is deemed to be sole primary Beneficiary under the Beneficiary provision of the Contract;

(c)	Upon Annuitant’s death where the Contract Owner is an entity, the death benefit, including any Death Benefit Enhancement payable under the Rider, will be paid to the Contract Owner’s Beneficiary.

On a jointly owned Contract:

(a)	Upon death of a sole Annuitant who is the Covered Life under the Rider, the death benefit, including any Death Benefit Enhancement payable under the Rider, will be paid to the surviving Contract Owner, who is deemed to be sole primary Beneficiary under the Beneficiary provision of the Contract. The surviving spousal Contract Owner may also choose to exercise Spousal Step-In according to the terms of this Contract if permitted by federal law (subject to IRS requirements for distribution upon Contract Owner’s death), but the Rider will terminate.

(b)	Upon death of the Contract Owner who is not the Annuitant and sole Covered Life, the surviving spousal Contract Owner, who is also the sole Annuitant and the Covered Life under the Rider, may continue the Contract and the Rider if permitted by federal law (subject to IRS requirements for distribution upon Contract Owner’s death). Surviving Contract Owner may also choose to receive the Contract Value* as a death settlement.

Under a Joint Life Guarantee:

If the sole Contract Owner is the sole Annuitant, then:

(a)	Upon death of the Covered Life who is the sole Annuitant and the Contract Owner, the surviving Covered Life, who is the Contingent Annuitant, will become the Annuitant and continue the Contract (under spousal Step-In) and the Enhanced Death Benefit Rider as-is if permitted by federal law (subject to IRS requirements for distribution upon Contract Owner’s death). If continuation is not permitted by federal law, the Standard Death Benefit will be paid to the Beneficiary and thus the Contract and the Rider will be terminated.

(b)	Upon death of the Covered Life who is designated as the Contingent Annuitant and who is not the Contract Owner, no death benefit is payable, and the Contract Owner may continue the Contract and the Rider as sole Annuitant and Covered Life.

If the sole Contract Owner is the Contingent Annuitant named in the Contract, then:

(a)	Upon death of the Annuitant who is not the Contract Owner, the surviving Contract Owner who is also the surviving Covered Life, will become the Annuitant and continue the Contract and the Rider as-is.

(b)	Upon death of the Contract Owner who is also the Contingent Annuitant in the Contract, the surviving Covered Life, as sole primary Beneficiary, may choose to receive the Contract Value* as a death settlement (and thus terminate the Contract

*	Less any Purchase Payment Enhancement(s) credited in the 12 months preceding the date our Administrative Office receives proof of death that have not been already forfeited (applies only if the Smart Foundation Plus Base Contract Option is elected). Contract Owner’s death). If continuation is not permitted by federal law, the surviving Contract Owner may receive the Contract Value* as the death settlement (and thus terminate the Contract and the Rider).

and the Rider), or continue the Contract (under Spousal Step-In) and the Rider as-is if permitted by federal law (subject to IRS requirements for distribution upon Contract Owner’s death).

If there is only one Contract Owner and Joint Annuitants are named in the Contract:

(a)	Upon death of the Annuitant or Joint Annuitant who is also the Contract Owner, the surviving Covered Life, as sole primary Beneficiary, may choose to receive the Contract Value as a death settlement (and thus terminate the Contract and the Rider), or continue the Contract (under Spousal Step-In) and the Rider as-is if permitted by federal law (subject to IRS requirements for distribution upon Contract Owner’s death). The Standard Death Benefit is not payable until the later death of Annuitant and Joint Annuitant.

(b)	Upon death of the Covered Life who is not the Contract Owner and is named as Annuitant or Joint Annuitant, no death benefit is payable, and the Contract Owner may continue the Contract (under Spousal Step-In) and Rider as sole Annuitant and Covered Life.

On a jointly owned Contract with a sole Annuitant:

(a)	Upon death of the sole Annuitant, the surviving Contract Owner, who is also the Contingent Annuitant and the surviving Covered Life, may continue the Contract (under Spousal Step-In) and the Rider as-is if permitted by federal law (subject to IRS requirements for distribution upon Contract Owner’s death). If continuation is not permitted by federal law, Standard Death Benefit will be paid to the surviving Contract Owner as primary Beneficiary, and thus the Contract and the Rider will be terminated.

(b)	Upon death of the Contract Owner named as Contingent Annuitant who is also a Covered Life, no death benefit will be paid. The surviving Contract Owner who is the Annuitant and surviving Covered Life may continue the Contract (under Spousal Step-In) and the Rider as-is if permitted by federal law (subject to IRS requirements for distribution upon Contract Owner’s death). If continuation is not permitted by federal law, the surviving Contract Owner may receive the Contract Value* as the death settlement (and thus terminate the Contract and the Rider).

On a jointly owned Contract with Joint Annuitants:

(a)	Upon first death, the surviving Contract Owner who is also the surviving Annuitant and surviving Covered Life, as sole primary Beneficiary, may choose to receive the Contract Value* (and thus terminate the Contract and the Rider), or continue the Contract (under Spousal Step-In) and the Rider as-is if permitted by federal law (subject to IRS requirements for distribution upon Contract Owner’s death).

(b)	Upon later death, the death benefit, including any Death Benefit Enhancement payable under the Rider, will be paid to the Contract Owner’s Beneficiary(ies).

8.12. Removing the Enhanced Death Benefit Rider from your Contract

You can cancel the Enhanced Death Benefit Rider at any time on or after the first Contract Anniversary. If you also purchased the Guaranteed Growth and Income Benefit Rider, both Riders must be terminated

*	Less any Purchase Payment Enhancement(s) credited in the 12 months preceding the date our Administrative Office receives proof of death that have not been already forfeited (applies only if the Smart Foundation Plus Base Contract Option is elected).

simultaneously. Please see Section 10 - “Combining the Guaranteed Growth and Income Benefit and Enhanced Death Benefit Riders” for more information.

8.13. Termination of the Enhanced Death Benefit Rider

Upon the earliest of the following, the Enhanced Death Benefit Rider will be terminated, but the Contract will remain in force:

(1)	At any time after the first Contract Anniversary immediately following receipt by the Company of a written request by the Contract Owner to discontinue the Rider;

(2)	Upon a change in ownership (or assignment) of the Contract unless:

(a)	The new Contract Owner or assignee assumes full ownership of the Contract and is essentially the same person:

(i)	an individual ownership changed to a personal revocable trust, or

(ii)	an eligible spousal Beneficiary who is also a Covered Life elects to become the Successor Owner of the Contract and the Rider upon Owner / Annuitant’s death, or

(iii)	a change to the Contract Owner’s spouse during the Contract Owner’s lifetime, or

(iv)	a change to a court appointed guardian representing the Contract Owner during the Contract Owner’s lifetime; or

(b)	The assignment is for the purposes of effectuating a 1035 exchange of the Contract;

(3)	Spousal Step-In of a Contract with a Single Life Guarantee upon the Contract Owner’s death (where the Contract Owner is the sole Covered Life);

(4)	Termination of the Guaranteed Growth and Income Benefit Rider (if purchased together with this Rider);

(5)	Annuitization under the Base Contract.

Charges for the Rider stop accruing, and any investment allocation restrictions cease upon Rider termination.

If the Contract is terminated, the Rider will also be terminated. Both the Contract and the Rider will terminate upon the earliest of:

(1)	Full surrender of the Contract;

(2)	Enhanced Death Benefit is paid upon the death of the Covered Life for Single Life Guarantees, or the date of the later death of both Covered Lives for a Joint Life Guarantee;

(3)	Standard Death Benefit is paid to surviving Covered Life (as sole primary Beneficiary) upon the death of the sole Annuitant with Joint Life Guarantee (where the deceased Annuitant is one of the Covered Lives);

(4)	Contract Value* is paid as a death settlement upon the death of the Contract Owner when:

(a)	The deceased Contract Owner was not the Annuitant, and the Covered Life under the Single Life Guarantee is the sole Annuitant (if the Covered Life / sole Annuitant is not the Beneficiary or if not permitted to continue the Contract by federal law),

(b)	The deceased Contract Owner was one of the Annuitants and one of the Covered Lives under the Joint Life Guarantee, but the surviving Annuitant / Covered Life is not permitted to continue the Contract by federal law;

(5)	The Contract Value is reduced to zero;

(6)	The Enhanced Death Benefit Base is reduced to zero.

If the Contract is terminated, the Rider will also terminate.

Termination provisions may vary by state — please see “Appendix B: State Variations” for details.

9. Guaranteed Growth And Income Benefit(1)

9.1. Benefit Overview and Important Information

Benefit Overview

Lifetime Withdrawal Guarantee.  The Guaranteed Growth and Income Benefit Rider (also referred to as “Rider” throughout this section) is an optional benefit that provides a Lifetime Withdrawal Guarantee — payments for the lifetime of the Covered Life (with a Single Life Guarantee), or for the lifetime of the last surviving Covered Life (with a Joint Life Guarantee). This Rider provides for a guaranteed lifetime withdrawal benefit adjusted for the Guaranteed Growth Increase and market Step-Ups. The Guaranteed Growth Increase provides a simple interest increase(2) to the Withdrawal Benefit Base for a period of 10 years, while market Step-Ups lock in the market performance annually (if higher than the Guaranteed Growth Increase). The Withdrawal Benefit Base is accumulated in this way before withdrawals under the Lifetime Withdrawal Guarantee are exercised. The Lifetime Withdrawal Guarantee is then based on this Withdrawal Benefit Base and provides lifetime income at eligible ages. Lifetime income is guaranteed as a percentage of the Withdrawal Benefit Base that varies with age at the time the Lifetime Withdrawal Guarantee is exercised (based on the age of the younger Covered Life). After the start of withdrawals, the Guaranteed Annual Withdrawal Amount will be adjusted for market Step-Ups only (Guaranteed Growth Increases will stop). Payments will be made for the life of the Covered Life or for the lifetime of the last surviving Covered Life for a Joint Life Guarantee.

This Rider is designed for someone who is seeking guaranteed income, but also wants to stay invested in the securities market to allow for potentially higher growth in Contract Value and market Step-Ups of the Withdrawal Benefit Base. You will most benefit from this Rider if you delay your lifetime withdrawals to allow your Withdrawal Benefit Base to increase with the Guaranteed Growth and/or market Step-Ups. Lifetime income becomes available starting at age 55, and guaranteed withdrawal percentages vary based on the age at which you exercise your Lifetime Withdrawal Guarantee. Withdrawal percentages are based on the age of the younger Covered Life, if you elect the Joint Life Guarantee.

*	Less any Purchase Payment Enhancement(s) credited in the 12 months preceding the date our Administrative Office receives proof of death that have not been already forfeited (applies only if the Smart Foundation Plus Base Contract Option is elected).
(1)	All features described in this section apply to both the Guaranteed Growth and Income Benefit available prior to March 15, 2013, and the Guaranteed Growth and Income Benefit II available after March 15, 2013, unless indicated.
(2)

Growth Rate is 8% for Guaranteed Growth and Income Benefit contracts issued prior to March 15, 2013 (7% in New York — please see “Appendix B: State Variations” for details). Growth Rate is 7% for Guaranteed Growth and Income Benefit II purchased after March 15, 2013. Please refer to your contract for further details.

The Annuity Payout Period (Annuitization) may begin under certain conditions of the Rider and may be payable at the Guaranteed Annual Withdrawal Amount according to the Rider. For further information, please see Section 9.12 - “What if the Withdrawal Benefit Base or Contract Value is reduced to zero?” and Section 9.13 - “What happens on the Annuity Date”.

Important Information about the Rider:

•	The Rider is an optional benefit added to your Contract; it provides various benefits described in this prospectus for an additional charge.

•	Termination of the Contract results in termination of this Rider. Termination of the Rider or the Contract will result in termination of guaranteed lifetime withdrawals.

•	The Rider Charges are non-refundable, whether or not you take withdrawals while the Rider is in effect.

•	All withdrawals, including the withdrawals taken while the Rider is in effect, reduce your Contract Value and death benefit.

•

All withdrawals, including the Free Withdrawal Amount, will be subject to the terms of the Rider. If the withdrawal amount is greater than the Free Withdrawal Amount (whether or not it is below the Guaranteed Annual Withdrawal Amount), it will be subject to Surrender Charges (See “Surrender Charge” section of the prospectus for details) and any other applicable charges.

•

Your Contract is subject to limitations on your Fixed Interest and Subaccount allocations according to the terms of the Rider. The Company can change these limitations with 60 days prior notice to you, and may do so as a result of changes in the economic environment or for changes in the Subaccount options available under the Contract.

•	Excess Withdrawals may reduce future benefits by more than the dollar amount of the Excess Withdrawal, and may result in one or more of the following:

i)	a permanent reduction in your future Guaranteed Annual Withdrawal Amount;

ii)	termination of the Rider;

iii)	termination of the Contract.

To determine if your withdrawal would be considered an Excess Withdrawal and/or to find out what your Guaranteed Annual Withdrawal Amount would be after the Excess Withdrawal is taken, please contact Customer Service prior to requesting the withdrawal.

•

Withdrawals from tax-qualified contracts during the Withdrawal Phase up to the amount of Required Minimum Distributions are not considered Excess Withdrawals and do not incur the adverse consequences of Excess Withdrawals under the Guaranteed Growth and Income Benefit Rider).

9.2. Purchasing the Guaranteed Growth and Income Benefit Rider with your Contract

At the time you purchase your Contract, you have the option to purchase a Guaranteed Growth and Income Benefit Rider for an additional charge. This Rider may not be added after you purchase the Contract. The Rider Effective Date is the Contract Date. This Rider is available for purchase with any Base Contract Option, and may also be purchased in combination with the Enhanced Death Benefit Rider (see Section 8 - “Enhanced Death Benefit” and Section 10 - “Combining the Guaranteed Growth and Income Benefit and Enhanced Death Benefit Riders” for more information). If you purchase the Rider in combination with the Enhanced Death Benefit Rider, you will not be able to terminate them independently in the future.

The Rider only covers natural person(s) named in the Contract, and the Covered Life(ves) (up to two) must be named at Contract issue or the Rider Effective Date.

Issue Age Requirements

The Single Life Guarantee is available only if the Covered Life is between the ages of 35 and 80 on the Rider Effective Date. The Joint Life Guarantee is available only if, on the Rider Effective Date, the older Covered Life is between the ages of 35-85, and the younger Covered Life is between the ages of 35-80.

A Covered Life must always meet issue age requirements at time of designation.

Issue age for the Rider is determined by the Age Nearest Birthday of the Covered Life(ves).

Owner / Annuitant Requirements

For a Single Life Guarantee to be issued, the Covered Life under the Rider must be the sole Annuitant. The Covered Life must also be a Contract Owner unless the Contract Owner is an entity. Single Life Guarantee is not available if Joint Annuitants are named in the Contract.

For a Joint Life Guarantee to be issued, the first Covered Life must be the Annuitant and the second Covered Life must be the Contingent Annuitant or the Joint Annuitant. At least one Covered Life must be a Contract Owner, and any non-Owner Covered Life must be the sole primary Beneficiary. If Covered Lives are both Owners, they must be each other’s sole primary Beneficiary. A Joint Life Guarantee may be continued upon Contract Owner’s death only if permitted by federal law. A Joint Life Guarantee is not available if the Contract Owner is an entity.

Covered Life(ves) cannot be changed after the Rider Effective Date, except under conditions outlined in “Replacing a Covered Life Under a Joint Life Guarantee” below.

Example Owner / Annuitant arrangements permitted under the Rider:

Single Life Guarantee:

Contract Owner(s)	Annuitant	Covered Life

John Smith	John Smith	John Smith

John Smith + Elisabeth Smith	John Smith	John Smith

John Smith + Elisabeth Smith	Elisabeth Smith	Elisabeth Smith

Entity	John Smith	John Smith

Joint Life Guarantee:

Contract Owner(s)	Annuitant	Joint Annuitant (Non-Qualified Contract 1035 Exchanges Only)	Contingent Annuitant	Covered Lives

John Smith	John Smith		Elisabeth Smith	John Smith + Elisabeth Smith

John Smith	John Smith	Elisabeth Smith		John Smith + Elisabeth Smith

John Smith	Elisabeth Smith		John Smith	John Smith + Elisabeth Smith

Contract Owner(s)	Annuitant	Joint Annuitant (Non-Qualified Contract 1035 Exchanges Only)	Contingent Annuitant	Covered Lives

John Smith	Elisabeth Smith	John Smith		John Smith + Elisabeth Smith

John Smith + Elisabeth Smith	John Smith		Elisabeth Smith	John Smith + Elisabeth Smith

John Smith + Elisabeth Smith	John Smith	Elisabeth Smith		John Smith + Elisabeth Smith

John Smith + Elisabeth Smith	Elisabeth Smith		John Smith	John Smith + Elisabeth Smith

John Smith + Elisabeth Smith	Elisabeth Smith	John Smith		John Smith + Elisabeth Smith

9.3. Single and Joint Life Guarantees

The Rider can be purchased as a Single or Joint Life Guarantee. Under a Single Life Guarantee, all Rider features and benefits are measured using the age and lifetime of the sole Covered Life, who is also the sole Annuitant. Under a Joint Life Guarantee, all Rider features are measured using the age of the younger Covered Life, and all lifetime benefits are payable over the lifetime of the last survivor of the Covered Lives. You must specify both Covered Lives in the Application for a Joint Life Guarantee.

Converting a Single Life Guarantee to a Joint Life Guarantee

You cannot convert a Single Life Guarantee to a Joint Life Guarantee. You will not be able to add a Covered Life after the Rider Effective Date.

Converting a Joint Life Guarantee to a Single Life Guarantee

If you have not started withdrawals under the Lifetime Withdrawal Guarantee of the Rider, and provided that all Owner / Annuitant designation requirements outlined in the Contract are satisfied, you may convert a Joint Life Guarantee to a Single Life Guarantee under the following conditions:

•	Death of a Covered Life

•	Removal of a Covered Life by the Contract Owner(s).

Once the Rider is converted to a Single Life Guarantee, the Rider Charge will change from Joint to Single, and no additional Covered Life may be added in the future.

If you have started withdrawals under the Lifetime Withdrawal Guarantee of the Rider, the Joint Life Guarantee cannot be converted to a Single Life Guarantee. The Covered Life can be removed from the Contract by the Contract Owner(s) (provided that all Owner / Annuitant requirements are satisfied), but the charge for the Rider would remain at the Joint Life Guarantee charge, and all features and benefits of the Rider will continue to be based upon the age/lifetime of the original Covered Lives.

Replacing a Covered Life Under a Joint Life Guarantee

If you have not started withdrawals under the Lifetime Withdrawal Guarantee of the Rider, and provided that all Owner / Annuitant designation requirements outlined in the Contract are satisfied, a Covered Life may be replaced by the Contract Owner(s). All features and benefits of the Rider will be based on the age of the younger Covered Life (after replacement), and any Covered Life must also meet issue age requirements at time of designation.

If you have started withdrawals under the Lifetime Withdrawal Guarantee of the Rider, the Covered Life cannot be replaced. The Covered Life can be removed from the Contract by the Contract Owner(s) (provided that all Owner / Annuitant designation requirements are satisfied), but no additional Covered Life may be added in the future, and the Rider Charge would remain at the Joint Life Guarantee charge.

Impact of Divorce

Upon divorce, unless the divorce decree provides otherwise, you have the following options:

(1)	change the Rider from a Joint Life Guarantee to a Single Life Guarantee (subject to conditions outlined under “Converting a Joint Life Guarantee to a Single Life Guarantee” above);

(2)	keep the Joint Life Guarantee, but replace a Covered Life (subject to conditions outlined under “Replacing a Covered Life under a Joint Life Guarantee” above); or

(3)	terminate the Rider, thereby eliminating the Lifetime Withdrawal Guarantee.

The Company will attempt to accommodate any other arrangements provided in a divorce decree.

9.4. Withdrawal Benefit Base

The Withdrawal Benefit Base is the amount used to determine the value of the Guaranteed Annual Withdrawal Amount under the Lifetime Withdrawal Guarantee.

In the Deferral Phase, the Withdrawal Benefit Base can grow due to Guaranteed Growth Increases, Step-Ups, or Subsequent Purchase Payments and decrease for Early Access Withdrawals. The period during which withdrawals are taken under the Lifetime Withdrawal Guarantee is called the Withdrawal Phase. In the Withdrawal Phase, the Withdrawal Benefit Base may increase with annual Step-Ups and decrease for Excess Withdrawals.

How is the Withdrawal Benefit Base determined?

On the Rider Effective Date, the Withdrawal Benefit Base is equal to the Initial Purchase Payment received by the Company.

After the Rider Effective Date, the value of the Withdrawal Benefit Base is determined based on the Contract Phase.

In the Deferral Phase, the Withdrawal Benefit Base increases dollar-for-dollar with each Purchase Payment. Each year on the Contract Anniversary until the earlier of the end of the Guaranteed Growth Period or Actual Age 95 of the younger Covered Life, a Guaranteed Growth Increase will be credited to the Withdrawal Benefit Base, followed by evaluation of a Step-Up opportunity (see below for details on the Guaranteed Growth Increase calculation, Guaranteed Growth Period and Step-Up evaluation). The Withdrawal Benefit Base will be decreased for Early Access Withdrawals (see the “Deferral Phase — Early Access Withdrawal Option” paragraph in Section 9.8 - “Withdrawal Options under the Rider” for more details).

At the time the Lifetime Withdrawal Guarantee is exercised, the Withdrawal Benefit Base will be set equal to the greater of the following:

1)	Contract Value immediately prior to the first lifetime withdrawal, or

2)	Withdrawal Benefit Base, including the Guaranteed Growth Increase prorated for any partial year since the prior Contract Anniversary.

Please, see the “Guaranteed Growth and Income Benefit Rider: Withdrawal Benefit Base at the start of Lifetime Withdrawals” example in “Appendix A: Numerical Examples” for details on how the Withdrawal Benefit Base is determined at the time you begin your Lifetime Withdrawals.

The Guaranteed Annual Withdrawal Amount will be calculated based on the Withdrawal Benefit Base at that time.

In the Withdrawal Phase, Guaranteed Growth Increase and Purchase Payments will no longer be credited to the Withdrawal Benefit Base. The Withdrawal Benefit Base will continue to be evaluated for Automatic Annual Step-Up opportunities each year (on the Contract Anniversary) through age 95. Withdrawal Benefit Base will be reduced for Excess Withdrawals (see “Effect of Withdrawals on Withdrawal Benefit Base” paragraph in Section 9.8 - “Withdrawal Options under the Rider” for more details).

There are additional conditions that apply to Withdrawal Benefit Base increases if your Base Contract option includes Purchase Payment Enhancements. Please, see Section 9.5 “Smart Foundation Plus Base Contract Option and the Guaranteed Growth and Income Benefit Rider”.

Maximum Withdrawal Benefit Base is $10,000,000.

Guaranteed Growth Increase of Withdrawal Benefit Base

On each Contract Anniversary, before the end of the Guaranteed Growth Period and if the Withdrawal Benefit Base is greater than zero, the Company will credit a Guaranteed Growth Amount to the Withdrawal Benefit Base.

Guaranteed Growth Period

Guaranteed Growth Increases are only available during the Guaranteed Growth Period. This period will start on the Rider Effective Date and will last as described below, unless a Step-Up occurs, in which case the Guaranteed Growth Period will reset.

The Guaranteed Growth Period lasts until the earlier of (1), (2), or (3) where:

(1)	Actual Age 95 of the younger Covered Life or Annuity Date (if earlier than the maximum age);

(2)	the 10th Contract Anniversary since the later of (a) and (b) where

(a)	is the Rider Effective Date, and

(b)	is the date of the most recent Step-Up;

(3)	the end of the Deferral Phase.

Guaranteed Growth Amount

The Guaranteed Growth Amount is a dollar amount which is credited to the Withdrawal Benefit Base on each Contract Anniversary during the Guaranteed Growth Period. The Guaranteed Growth Amount is based on the Guaranteed Growth Base, and is added to the Withdrawal Benefit Base. The Guaranteed Growth Amount is calculated by applying the Growth Rate to the Guaranteed Growth Base, adjusted for any Purchase Payments and Early Access Withdrawals throughout the Contract Year (see “Guaranteed Growth and Income Benefit Rider: Guaranteed Growth Increase in the Deferral Phase” example in “Appendix A: Numerical Expenses”.

Guaranteed Growth Amount will always be based on the Guaranteed Growth Base (see below), but added to the Withdrawal Benefit Base. If a Step-Up occurs, the Guaranteed Growth Amount will be added to the stepped-up Withdrawal Benefit Base the following Contract Year.

Growth Rate

The Growth Rate is the simple interest percentage used to determine the Guaranteed Growth Amount. The Growth Rate for Guaranteed Growth and Income Benefit II is 7% (8% for Guaranteed Growth and Income Benefit contracts purchased prior to March 15, 2013.)

Growth Rate for Guaranteed Growth and Income Benefit contracts purchased prior to March 15, 2013, varies in New York — please see “Appendix B: State Variations” for details.

Guaranteed Growth Base

The Guaranteed Growth Base is the amount used to determine the annual Guaranteed Growth Amount and is equal to Net Purchase Payments (sum of all Purchase Payments less any withdrawals on a dollar-for dollar basis). The Guaranteed Growth Base is separate from the Contract Value or Withdrawal Benefit Base.

Purchase Payment Enhancements (applicable only with the Smart Foundation Plus Base Contract Option) are not included in the Guaranteed Growth Base.

Automatic Annual Step-Up of Withdrawal Benefit Base

A Step-Up is an increase of the Withdrawal Benefit Base to an amount equal to 100% of the Contract Value. On each Contract Anniversary until age 95 of the younger Covered Life, your Withdrawal Benefit Base will be evaluated for Step-Up opportunity. If the Contract Value at the time of evaluation is greater than the Withdrawal Benefit Base (after a Guaranteed Growth Increase has been applied if your Contract is still in the Guaranteed Growth Period), the Withdrawal Benefit Base will automatically Step-Up to the Contract Value. In addition, if the Contract has entered the Withdrawal Phase, the Guaranteed Annual Withdrawal Amount will increase by the same percentage as the Withdrawal Benefit Base, unless the Lifetime Withdrawal Rate is also increased (see “Lifetime Withdrawal Rate after Step-Up” under “Calculating Lifetime Withdrawals” below).

Age-Banded Lifetime Withdrawal Rates for Guaranteed Growth and Income Benefit contracts purchased prior to March 15, 2013, vary in New York — please see “Appendix B: State Variations” for details.

Example.  Please see “Guaranteed Growth and Income Benefit II Rider: Automatic Annual Step-Up of Withdrawal Benefit Base” example in Appendix A: “Numerical Examples.”

Effect of Additional Purchase Payments

During the Deferral Phase, the Withdrawal Benefit Base increases dollar-for-dollar with each Subsequent Purchase Payment. Purchase Payments made on Contract Anniversary are credited to the Withdrawal Benefit Base after the Guaranteed Growth Amount is credited and evaluation for Step-Up takes place. During the Withdrawal Phase, the Withdrawal Benefit Base does not increase for Subsequent Purchase Payments.

Additional Notes For The Withdrawal Benefit Base

The Rider Charge is expressed as an annual percentage of the Withdrawal Benefit Base. If the Withdrawal Benefit Base increases, the dollar amount of the Rider Charge will also increase.

The Withdrawal Benefit Base is a reference amount only, cannot be withdrawn in a lump sum, and is not payable as a death benefit.

9.5. Smart Foundation Plus Base Contract Option and the Guaranteed Growth and Income Benefit Rider

This section applies only if you purchase the Smart Foundation Plus Base Contract Option.

Effect of Purchase Payment Enhancements on the Withdrawal Benefit Base

Purchase Payment Enhancements are not included in the initial Withdrawal Benefit Base on the Contract Date, and do not increase the Withdrawal Benefit Base when Subsequent Purchase Payments are made.

Contract Value Step-Up.  If you have a Smart Foundation Plus Base Contract Option, your Contract Value will be immediately credited with the Purchase Payment Enhancement for every Purchase Payment that you make. If a Step-Up takes place, any Purchase Payment Enhancements which are part of the Contract Value also become part of the Withdrawal Benefit Base.

Withdrawal Benefit Base Enhancement True-Up

This feature is not available in New York.

The Withdrawal Benefit Base Enhancement True-Up will increase the Withdrawal Benefit Base in the event that poor market performance does not result in a Step-Up, or if the Stepped-Up value does not reflect the full amount of the Purchase Payment Enhancement(s). There is a three-year waiting period for inclusion of Purchase Payment Enhancements in the Withdrawal Benefit Base. Withdrawal Benefit Base Enhancement True-Ups will cease when the first withdrawal is taken (including Early Access Withdrawal).

On each Contract Anniversary beginning with the third Contract Anniversary, the Withdrawal Benefit Base Enhancement True-Up evaluation will take place every anniversary, until a withdrawal is taken (including an Early Access Withdrawal).

Evaluation for a Withdrawal Benefit Base Enhancement True-Up will be carried out in the following order:

Step 1:	Guaranteed Growth Amount is credited to the Withdrawal Benefit Base,

Step 2:	Withdrawal Benefit Base is evaluated for Step-Up,

Step 3:	Withdrawal Benefit Base is evaluated for Withdrawal Benefit Base Enhancement True-Up.

At the time of Withdrawal Benefit Base Enhancement True-Up evaluation, your Withdrawal Benefit Base (determined in Step 2) will be compared to the Withdrawal Benefit Enhancement True-Up Base. The Withdrawal Benefit Enhancement True-Up Base is the sum (to date, including the date on which the evaluation takes place) of (1), (2) and (3), where:

(1)	is the sum of Purchase Payments, up to, but not including the date on which the evaluation takes place,

(2)	is the sum of Purchase Payment Enhancements which are at least 36 months old as of the date of the evaluation, and

(3)	is the sum of Guaranteed Growth Amounts credited to the Withdrawal Benefit Base to date, including the date on which the evaluation takes place.

If the Withdrawal Benefit Base (determined in Step 2) is less than the Withdrawal Benefit Enhancement True-Up Base, your Withdrawal Benefit Base will be set equal to the Withdrawal Benefit Enhancement True-Up Base.

If you take any withdrawals, including Early Access Withdrawals, your Withdrawal Benefit Base will no longer be evaluated for Withdrawal Benefit Base Enhancement True-Up.

Please, refer to the “Guaranteed Growth and Income Benefit II Rider: Enhancement True-Up” example in Appendix A: “Numerical Examples.”

Effect of Purchase Payment Enhancements on the Guaranteed Growth Base

Purchase Payment Enhancements are not included in the Guaranteed Growth Base, and will not increase the Guaranteed Growth Amount.

9.6. Rider Charge

The Rider Charge is expressed as an annual percentage of the Withdrawal Benefit Base, and 1/4 of the annual charge will be deducted from the Contract Value on a quarterly basis. One fourth of the annual Rider Charge will be multiplied by the average monthly Withdrawal Benefit Base for the quarter and this amount will be deducted on the last day of the Contract Year Quarter. The Withdrawal Benefit Base used in the calculation is the average monthly Withdrawal Benefit Base over the quarter, which does not include the Guaranteed Growth for the current Contract Year. Rider Charges will be deducted until the Annuity Date. The Rider Charge will be deducted from the Subaccounts pro-rata based on the fund allocation at the time of deduction.

If you make a full surrender of your Contract before the charges for any Riders are deducted, your Contract Value will be reduced by the accrued Rider Charges, plus any applicable Surrender Charge. In addition, upon payment of the Death Benefit associated with the Contract, the Death Benefit payable will be reduced by the accrued Rider Charges. No Rider Charge will be imposed upon Annuitization, or deducted after the Annuity Date.

The current Rider Charge for a Single Life Guarantee is 1.10% (1.05% for Contracts purchased prior to March 15, 2013), and 1.25% for a Joint Life Guarantee. The Maximum Rider Charge is 2.00%. Current and Maximum Rider Charges, as well as the Maximum Charge Increases are summarized in the “Rider Charges” subsection in Section 3.2 - “Periodic Charges”.

On the date of an automatic Step-Up of the Withdrawal Benefit Base to the Contract Value, the effective annual Rider Charge may be increased, but will not be greater than the current charge applicable to the class of Contract Owners then electing the Rider, and the increase may be no more than 0.50%. The Contract Owner will be notified 60 days before an applicable Rider Charge increase and can opt out of any future Rider Charge increases by sending, at least 30 days prior to a Contract Anniversary, a written request to the Company to do so. No future increases in the current charge for the Rider will be made and all future Automatic Annual Step-Ups will be suspended. The Contract Owner may request a reinstatement of the Automatic Annual Step-Ups of the Withdrawal Benefit Base by sending a written request to the Company, which must be received at least 30 days prior to a Contract Anniversary on which the reinstatement is requested to be effective. Future charges will be the same as the charges applied to the class of Contract Owners electing the benefit at that time, not to exceed the Maximum Rider Charge.

Rider Charge for Guaranteed Growth and Income Benefit contracts purchased prior to March 15, 2013, varies in New York — please see “Appendix B: State Variations” for details.

9.7. Contract Phases under the Rider — Overview

The Rider has two phases, the Deferral Phase and the Withdrawal Phase. These phases are independent of the Accumulation Period and Annuity Payout Period of your Contract.

I	Deferral Phase

Your Contract will stay in the Deferral Phase until you exercise withdrawals under the Lifetime Withdrawal Guarantee and enter the Withdrawal Phase. In the Deferral Phase (prior to the Annuity Date), you can take withdrawals that do not initiate the Withdrawal Phase of the Rider. Such withdrawals are called Early Access Withdrawals: please see “Deferral Phase — Early Access Withdrawal Option” below for details.

The Deferral Phase begins on the Contract Date and continues until the earliest of the following:

(a)	Lifetime Withdrawal Guarantee is exercised (not available before Actual Age 55 is attained by the younger Covered Life — please see “Withdrawal Phase — Lifetime Withdrawal Guarantee” paragraph in Section 9.8 - “Withdrawal Options under the Rider” for more details),

(b)	Actual Age 95 is attained by the younger Covered Life and the Contract enters the Annuity Payout Period (please see Section 9.13 - “What happens on the Annuity Date?” for more details),

(c)	Contract Value is reduced to zero (please see Section 9.12 - “What if the Withdrawal Benefit Base or Contract Value is reduced to zero?” for more details),

(d)	Termination of the Contract or Rider,

(e)	Annuitization, or

(f)	The death of the sole Covered Life for a Single Life Guarantee, or the later death of both Covered Lives for a Joint Life Guarantee.

II	Withdrawal Phase

The period during which you take withdrawals under the Lifetime Withdrawal Guarantee is called the Withdrawal Phase.

The Withdrawal Phase begins when you first exercise the Lifetime Withdrawal Guarantee (i.e. initiate lifetime withdrawals) and continues until the earliest of the following:

(a)	Actual Age 95 is attained by the younger Covered Life and the Contract enters the Annuity Payout Period (please see Section 9.13 - “What happens on the Annuity Date?” for more details),

(b)	Withdrawal Benefit Base and/or Contract Value is reduced to zero (please see Section 9.12 - “What if the Withdrawal Benefit Base or Contract Value is reduced to zero?” for more details),

(c)	Termination of the Contract or Rider,

(d)	Annuitization (please see Section 9.13 - “What happens on the Annuity Date?” for more details), or

(e)	The death of a sole Covered Life for a Single Life Guarantee, or the later death of both Covered Lives for a Joint Life Guarantee.

The Withdrawal Phase may occur during the Accumulation Period of the Contract prior to beginning the Annuity Payout Period. Lifetime withdrawals become available at Actual Age 55 of the younger Covered Life. Your guaranteed withdrawal rate will depend on the age (of the younger Covered Life) at the time the Lifetime Withdrawal Guarantee is exercised. Please see the “Withdrawal Phase — Lifetime Withdrawal Guarantee” paragraph in Section 9.8 - “Withdrawal Options under the Rider” for details.

Regardless of the Contract Phase, Surrender Charges will apply if withdrawals exceed the Contract’s annual Free Withdrawal Amount. Surrender charges are not a fixed amount. Please see the “Surrender Charge” paragraph in Section 3.1 - “Transaction Charges” for more details.

9.8. Withdrawal Options under the Rider

Withdrawals can be taken in both the Deferral and Withdrawal Phases.

Deferral Phase — Early Access Withdrawal Option

You are permitted to take a withdrawal during the Deferral Phase that does not initiate the Lifetime Withdrawal Guarantee and will keep the Contract in the Deferral Phase. Such withdrawals allow you to wait for a higher Lifetime Withdrawal Rate and continue the Guaranteed Growth Period and can be taken under the Early Access Withdrawal Option. You may elect to take the Early Access Withdrawal as a one-time or systematic withdrawal. At the time the withdrawal is requested, you must indicate to the Company that you are requesting an Early Access Withdrawal and that you do not wish to enter the Withdrawal Phase.

Important Note:  If you do not indicate that you are requesting to remain in the Deferral Phase by utilizing the Early Access Withdrawal Option, and you are eligible to receive Lifetime Withdrawals based on the age of the younger Covered Life, your Lifetime Withdrawal Guarantee will be initiated, and the Contract will move into the Withdrawal Phase.

Withdrawal in the Deferral Phase before the Lifetime Withdrawal Guarantee becomes available

If you request a withdrawal before the Lifetime Withdrawal Guarantee becomes available to you (based on the age of the younger Covered Life), it will be treated as an Early Access Withdrawal, which can be taken as a one-time distribution or periodically under the Systematic Withdrawal option, and the Contract will remain in the Deferral Phase. If the withdrawals are set up systematically, the Contract will remain in the Deferral Phase until the request is received by the Company with instructions to enter the Withdrawal Phase and to exercise the Lifetime Withdrawal Guarantee. There may be tax implications to taking withdrawals prior to age 59 1/2. See Section 12 - “Taxes” for more information.

Withdrawal in the Deferral Phase after the Lifetime Withdrawal Guarantee becomes available

If you request a withdrawal after the Lifetime Withdrawal Guarantee becomes available to you (based on the age of the younger Covered Life), your Lifetime Withdrawal Guarantee will be exercised, and the Contract will move into the Withdrawal Phase. If you wish to remain in the Deferral Phase, you must specifically request an Early Access Withdrawal, which can be taken as a one-time distribution or systematically. If you request to receive an Early Access Withdrawal systematically, your Contract will remain in the Deferral Phase until you send us a request with instructions to enter the Withdrawal Phase and exercise the Lifetime Withdrawal Guarantee. There may be tax implications to taking withdrawals prior to age 59 1/2. See Section 12 - “Taxes” for more details.

Effect of Early Access Withdrawal on Withdrawal Benefit Base

Early Access Withdrawals in the Deferral Phase reduce the Withdrawal Benefit Base by the greater of (a) and (b) where:

(a)	is the Early Access Withdrawal amount, and

(b)	is the Early Access Withdrawal amount multiplied by the ratio of (1) and (2) where:

(1)	is the Withdrawal Benefit Base just prior to the Early Access Withdrawal (not including pro-rated growth for the current Contract Year), and

(2)	is the Contract Value(1) just prior to the Early Access Withdrawal.

Effect of Early Access Withdrawal on Guaranteed Growth Base

Early Access Withdrawals reduce the Guaranteed Growth Base by the dollar amount of the Early Access Withdrawal.

Effect of Early Access Withdrawal on Contract Value

Early Access Withdrawals reduce the Contract Value by the dollar amount of the Early Access Withdrawal, plus any taxes and/or fees, if applicable. If the amount of the Early Access Withdrawal exceeds the Free Withdrawal Amount, Surrender Charges will apply. Please, see the “Surrender Charge” paragraph in Section 3.1 - “Transaction Charges” for details. There may be tax implications to taking withdrawals prior to age 59 1/2. See Section 12 - “Taxes” for more details.

Effect of Partial Annuitization

Partial Annuitization (available only in the Deferral Phase) will reduce the Withdrawal Benefit Base, Guaranteed Growth Base, and the Contract Value in the same manner as Early Access Withdrawals (described above).

(1)	After the Contract Value is reduced by the amount of any Purchase Payment Enhancement forfeited as a result of the withdrawal (applies only if the Smart Foundation Plus Base Contract Option is elected).

Withdrawal Phase — Lifetime Withdrawal Guarantee

Once the younger Covered Life has reached the eligible age of 55, you may exercise your Lifetime Withdrawal Guarantee and enter the Withdrawal Phase.

Once withdrawals have started under the Lifetime Withdrawal Guarantee, Partial Annuitization is no longer available.

Lifetime Withdrawal Guarantee

Your Lifetime Withdrawal Guarantee provides lifetime withdrawals up to the Guaranteed Annual Withdrawal Amount for the lifetime of the Covered Life or for the lifetime of the last surviving Covered Life for a Joint Life Guarantee. Guaranteed Annual Withdrawal Amount is adjusted for Guaranteed Growth and Contract Value Step-Ups. The Lifetime Withdrawal Guarantee is only available if the younger Covered Life at the time of the first Lifetime Withdrawal is 55 or older. Termination of the Rider or the Contract will result in termination of payments under this guarantee (please refer to Section 9.16 - “Termination of the Guaranteed Growth and Income Benefit Rider” for more details).

Calculating Lifetime Withdrawals

Guaranteed Annual Withdrawal Amount

You may take withdrawals annually up to the Guaranteed Annual Withdrawal Amount, which is calculated on every Contract Anniversary and is equal to the Lifetime Withdrawal Rate multiplied by the Withdrawal Benefit Base.

If the Guaranteed Annual Withdrawal Amount is greater than the Free Withdrawal Amount, Surrender Charges and any other applicable charges will apply (see Section 3.1 - “Transaction Charges” for details).

Lifetime Withdrawal Rate

The Lifetime Withdrawal Rate is used to determine the amount of your lifetime withdrawals (Guaranteed Annual Withdrawal Amount). The age at the time the Lifetime Withdrawal Guarantee is first exercised determines the Lifetime Withdrawal Rate. For a Single Life Guarantee, the Lifetime Withdrawal Rate is based on the Actual Age of the Covered Life at the time you exercise the Lifetime Withdrawal Guarantee. For a Joint Life Guarantee, the Lifetime Withdrawal Rate is based on the Actual Age of the younger Covered Life at the time you exercise the Lifetime Withdrawal Guarantee (referred to as “age” or “Actual Age” in the section below).

Age-Banded Lifetime Withdrawal Rates for Guranteed Growth and Income Benefit II Contracts Purchased After March 15, 2013:

Actual Age at the Start of Withdrawal Phase		Lifetime Withdrawal Rate for Single Life Guarantee	Lifetime Withdrawal Rate for Joint Life Guarantee
At Least	But Less Than
55	65	4.00%	3.50%
65	70	4.50%	4.00%
70 and over		5.00%	4.50%

Age-Banded Lifetime Withdrawal Rates for Guranteed Growth and Income Benefit Contracts Purchased Prior to March 15, 2013:

Actual Age at the Start of Withdrawal Phase		Lifetime Withdrawal Rate
At Least	But Less Than
55	65	4.00%
65	75	5.00%
75 and over		6.00%

Age-banded Lifetime Withdrawal Rates for Guaranteed Growth and Income Benefit contracts purchased prior to March 15, 2013, vary in New York — please see “Appendix B: State Variations” for details.

Lifetime Withdrawal Rate after Step-Up

If a Step-Up occurs during the Withdrawal Phase, the Contract is eligible to receive the Lifetime Withdrawal Rate for the current age.

Example:  Contract is purchased at age 59; withdrawals start at age 63 at a Lifetime Withdrawal Rate of 4.00%. Step-Up occurs at age 67; the new Lifetime Withdrawal Rate is 4.50%.

Effect Of Withdrawals On Withdrawal Benefit Base

Effect of Withdrawals less than Guaranteed Annual Withdrawal Amount

If your total withdrawals in a Contract Year do not exceed the Guaranteed Annual Withdrawal Amount, the Withdrawal Benefit Base will not be reduced. The Withdrawal Benefit Base remains equal to the Withdrawal Benefit Base just prior to the withdrawal.

If you elect to take less than or none of the Guaranteed Annual Withdrawal Amount in any given Contract Year, the Guaranteed Annual Withdrawal Amount is not increased in subsequent Contract Years for the amount not taken. You cannot carry over any unused Guaranteed Annual Withdrawal Amounts to any future Contract Years.

Example:  Suppose that the Guaranteed Annual Withdrawal Amount is $1,000 and you withdraw $500 during the current Contract Year. The Guaranteed Annual Withdrawal Amount will not increase by $500 in the next Contract Year or in any future Contract Year.

Effect of Withdrawals more than Guaranteed Annual Withdrawal Amount (Excess Withdrawals)

In each Contract Year, when there is Contract Value remaining, you may withdraw more than the Guaranteed Annual Withdrawal Amount in effect at the time of the withdrawal request, up to the current Contract Value.

Excess Withdrawals.  Any portion of a withdrawal that causes cumulative withdrawals in a given Contract Year to exceed the Guaranteed Annual Withdrawal Amount is referred to as an Excess Withdrawal. An Excess Withdrawal could significantly reduce your Withdrawal Benefit Base by more than the dollar amount of your Excess Withdrawal. Excess Withdrawals will also reduce the amount of the future Guaranteed Annual Withdrawal Amount.

Excess Withdrawal Amount = Total Withdrawal – remaining portion of the Guaranteed Annual Withdrawal Amount (prior to the withdrawal)

Excess Withdrawals reduce the Withdrawal Benefit Base by the greater of (a) and (b) where:

(a)	is the Excess Withdrawal Amount

(b)	is the Excess Withdrawal Amount multiplied by the ratio of (1) and (2) where:

(1)	is the Withdrawal Benefit Base just prior to the Excess Withdrawal, and

(2)	is the greater of zero and the difference between (i) and (ii) where:

(i)	is the Contract Value* immediately prior to the Excess Withdrawal, and

*	After the Contract Value is reduced by the amount of any Purchase Payment Enhancement forfeited as a result of the withdrawal (applies only if the Smart Foundation Plus Base Contract Option is elected).

(ii)	is the Guaranteed Annual Withdrawal Amount remaining prior to the Excess Withdrawal.

If the Withdrawal Benefit Base is reduced by an Excess Withdrawal, your Guaranteed Annual Withdrawal Amount will be reduced on the Contract Anniversary following the Excess Withdrawal.

At the time you request the withdrawal (whether over the telephone or via a withdrawal form provided by the Company), the Company will provide information necessary to determine if the requested withdrawal amount would result in Excess Withdrawal treatment and thus reduce the Withdrawal Benefit Base. You may also contact the Company’s Customer Service at any time to determine whether a contemplated withdrawal would result in Excess Withdrawal treatment.

Systematic Withdrawals

Systematic withdrawals may be taken under either of the Withdrawal Options. The maximum systematic withdrawal amount is the Free Withdrawal Amount. However, systematic withdrawals can still be taken for the full Guaranteed Annual Withdrawal Amount in the Withdrawal Phase, even if it exceeds the Free Withdrawal Amount, but surrender charges will apply once the Free Withdrawal Amount has been depleted.

9.9. Required Minimum Distributions and the Guaranteed Growth and Income Benefit Rider

If you are obligated to take Required Minimum Distributions (due to IRS rules), and your Contract has been in effect through at least one calendar year-end, you can elect Required Minimum Distribution (RMD) withdrawals. You may elect to take your distributions as a one-time or systematic withdrawal. The Company will automatically calculate your distribution each calendar year-end. RMD calculations will be limited to your Penn Mutual Contract only.

Required Minimum Distributions in the Deferral Phase

In order to receive the RMDs from this Contract in the Deferral Phase without initiating the Lifetime Withdrawal Guarantee, the Company must receive a request to take RMDs as Early Access Withdrawals. The Contract will then remain in the Deferral Phase, and each RMD will reduce the Withdrawal Benefit Base and the Guaranteed Growth Base as outlined under the “Deferral Phase — Early Access Withdrawal Option” section above.

Required Minimum Distributions in the Withdrawal Phase

RMD withdrawals in the Withdrawal Phase are subject to more favorable Excess Withdrawal treatment. Such treatment is contingent on your acceptance of the Company’s calculations of the RMD amounts, and RMD calculations will be limited to your Penn Mutual Contract only.

In the Withdrawal Phase, upon receipt of the written notification of the election of RMD withdrawals by the Company, the benefit will be treated as follows:

•

Every Contract Year the Guaranteed Annual Withdrawal Amount will be calculated as outlined above. This amount will not be changed based on the RMD requirement (which will be calculated every calendar year-end).

•	If the RMD amount is greater than the Guaranteed Annual Withdrawal Amount:

•	Withdrawal Benefit Base will not be reduced for withdrawals up to the RMD amount;

•	Withdrawals in excess of RMD Amount will be treated as Excess Withdrawals.

•	If you elect to receive RMD withdrawals and the RMD amount is less than the Guaranteed Annual Withdrawal Amount, you will receive the RMD amount.

If your RMD amount exceeds your Guaranteed Annual Withdrawal Amount, you will have to withdraw more than the Guaranteed Annual Withdrawal Amount. Any RMD amount that is not taken as required will be subject to an imposition of the 50% excise tax as prescribed by federal law. RMD amounts may include a percentage of the value of all benefits under the Contract, which may include the present value of benefits under the Guaranteed Growth and Income Benefit Rider and other Contract provisions. Required Minimum Distributions from an IRA are always taxable.

9.10. 72 (q)/(t) Considerations

If a withdrawal is taken from the annuity before age 59 1/2, the IRS generally imposes a 10% early withdrawal penalty on such distributions. However, substantially equal periodic payments under IRC Section 72(q)/72(t) are exempt from the 10% penalty tax on early distributions. If you choose to exercise this option, you will be required to irrevocably choose one of the three acceptable methods (as defined by IRS regulations) and receive these payments until the later of five years or attainment of age 59 1/2.

If you wish to take withdrawals under the Code Sections 72(q) or 72 (t) (“72 (q)/(t)”) prior to age 59 1/2, you may do so systematically. If Lifetime Withdrawals are available to you (based on the Actual Age of the younger Covered Life), your Lifetime Withdrawal Guarantee will be exercised, and the Contract will move into the Withdrawal Phase. If you do not wish to exercise your Lifetime Withdrawal Guarantee, at the time the withdrawal is requested, you must request that the withdrawal be treated as an Early Access Withdrawal. The Contract will then remain in the Deferral Phase. If you are not yet eligible for the Lifetime Withdrawal Guarantee at the time the withdrawal is requested, the 72 (q)/(t) withdrawal will be automatically treated as an Early Access Withdrawal.

72 (q)/(t) withdrawals do not receive any special treatment under the Rider. If you take them as Early Access Withdrawals, the Withdrawal Benefit Base will be reduced as outlined under the “Deferral Phase — Early Access Withdrawal Option” paragraph of Section 9.8 - “Withdrawal Options under the Rider”. If 72 (q)/(t) withdrawals are taken under the Lifetime Withdrawal Guarantee and the amount of the withdrawal exceeds the Guaranteed Annual Withdrawal Amount, it will be subject to an Excess Withdrawal treatment.

At the end of your 72 (q)/(t) withdrawal period:

•

If you are taking 72 (q)/(t) withdrawals as Early Access Withdrawals, you may elect to stop your systematic withdrawals, continue Systematic Withdrawals and remain in the Deferral Phase, or move into the Withdrawal Phase by starting your Lifetime Withdrawals at the Guaranteed Annual Withdrawal Amount.

•

If you are taking 72 (q)/(t) withdrawals in the Withdrawal Phase, you can submit a request to change the amount of your systematic withdrawal to equal the Guaranteed Annual Withdrawal Amount applicable under the Lifetime Withdrawal Guarantee.

If you wish to continue systematic withdrawals after the end of your 72 (q)/(t) withdrawal period, you must request a change to your withdrawal program (by filling out a service form provided by the Company).

9.11. Investment Allocation Options

Investment limitations and restrictions will be effective on the Rider Effective Date (as applicable to the Fixed Account) or the day the Contract enters the Withdrawal Phase (as applicable to the Separate Account). Once the investment allocation restrictions become effective, you must choose new allocations that satisfy the investment restrictions. If you attempt to allocate to Subaccounts which are not on the list of available options described below or to the Fixed Interest Options, or if you do not specify a change to your allocations when you enter the Withdrawal Phase, the Company will move the funds from Subaccounts which are not on the list to the Money Market Fund. You may specify a new allocation among Subaccounts on the list of available options at any time.

If you terminate the Rider, you will no longer be subject to investment allocation limitations and restrictions.

The Fixed Account

Fixed Interest Options are not available with the presence of this Rider. Purchase Payments or transfers directed to the Fixed Interest Options will not be accepted.

The Separate Account

Upon entering the Withdrawal Phase of the Rider, you will be subject to limitations and restrictions on your right to allocate Contract Value among the Subaccounts, your right to request transfers between Subaccounts and your right to allocate Purchase Payments to Subaccounts. We reserve the right to add or change limitations and the way we administer them in the future, as well as to enforce limitations and restrictions in the Deferral Phase. Any change to investment options, limitations, or restrictions will be communicated to the Contract Owner 60 days prior to the date such change becomes effective, and the changes may apply to existing and new purchasers of this benefit.

The list of Subaccounts available as investment options in the Withdrawal Phase of the Rider is limited. This list is subject to change, and you will be notified in writing 60 days prior to any such change. The restrictions in place allow you to allocate your Purchase Payments to, and make transfers between, the following Subaccounts only:

Penn Series Funds, Inc.	Adviser / Sub-adviser
Money Market Fund	Independence Capital Management, Inc.
Limited Maturity Bond Fund	Independence Capital Management, Inc.
Quality Bond Fund	Independence Capital Management, Inc.
High Yield Bond Fund	T. Rowe Price Associates, Inc.
Flexibly Managed Fund	T. Rowe Price Associates, Inc.
Balanced Fund	Independence Capital Management, Inc.
Index 500 Fund	SSgA Funds Management, Inc.
Small Cap Index Fund	SSgA Funds Management, Inc.
Developed International Index Fund	SSgA Funds Management, Inc.
Aggressive Allocation Fund	Independence Capital Management, Inc.
Moderately Aggressive Allocation Fund	Independence Capital Management, Inc.
Moderate Allocation Fund	Independence Capital Management, Inc.
Moderately Conservative Allocation Fund	Independence Capital Management, Inc.
Conservative Allocation Fund	Independence Capital Management, Inc.

Purchase Payments or transfers directed to the Subaccounts that are not listed above will not be accepted.

9.12. What if the Withdrawal Benefit Base or Contract Value is reduced to zero?

Effect of Withdrawal Benefit Base reducing to Zero

If the Withdrawal Benefit Base reduces to zero, and the Contract Value is greater than zero, the Withdrawal Benefit Base will be reset to the Contract Value on the next Contract Anniversary, unless the Contract Owner sends a written notice to the Company requesting to terminate the Rider. Upon this reset, the Guaranteed Annual Withdrawal Amount will be recalculated, and the guarantee will continue based on the recalculated values.

If the Withdrawal Benefit Base reduces to zero, and the Contract Value also reduces to zero, the Contract will be terminated.

Effect of Contract Value reducing to Zero

If the Contract Value is reduced to zero and any benefits are due under the Lifetime Withdrawal Guarantee, payments will continue annually according to the guarantee as described below. No Subsequent Purchase Payments will be accepted once the Contract Value is reduced to zero.

If the Contract Value reduces to zero in the Deferral Phase:

•

If the Withdrawal Benefit Base is greater than zero and you are eligible for the Lifetime Withdrawal Guarantee (based on age of the younger Covered Life), the Contract will be annuitized. The Guaranteed Annual Withdrawal Amount will be determined based on Withdrawal Benefit Base at the time of Annuitization and the then applicable Lifetime Withdrawal Rate (based on age of the younger Covered Life); Guaranteed Growth Increases will no longer apply.

•	If the Withdrawal Benefit Base is greater than zero but you are not yet eligible for the Lifetime Withdrawal Guarantee (based on age of the younger Covered Life), the Contract will be terminated.

•	If the Withdrawal Benefit Base also goes to zero, the Contract will be terminated.

If the Contract Value reduces to zero in the Withdrawal Phase:

•

If the Withdrawal Benefit Base is greater than zero, the Contract will be annuitized at the Guaranteed Annual Withdrawal Amount using the Withdrawal Benefit Base at the time of Annuitization and the Lifetime Withdrawal Rate. Payments will continue for the lifetime of the Covered Life(ves).

•	If the Withdrawal Benefit Base also reduces to zero, the Contract will be terminated.

9.13. What happens on the Annuity Date?

The Annuity Date is specified in your Contract, and may be changed by your written request. On the Annuity Date, the Contract Value must be annuitized (please, see Section 6 - “The Annuity Payout Period”).

If the Guaranteed Growth and Income Benefit Rider is in effect on the Annuity Date described in your Contract, you will be offered an annuitization option which guarantees annuity payments in an amount at least equal to your Guaranteed Annual Withdrawal Amount. You may choose among the following options at annuitization:

(1)	Surrender the Contract and receive a Surrender Value,

(2)	Apply the Contract Value to any of the Annuity Options described in the “Annuity Options” section of the Contract,

(3)	Annuitize your Contract under the terms of the Rider.

If the Contract is surrendered or if the Contract Value is applied to an Annuity Option described in the Contract, the Lifetime Withdrawal Guarantee will expire. If the Contract is annuitized under the terms of the Rider, the annuity payments will continue according to the Lifetime Withdrawal Guarantee.

Annuitization under the terms of the Rider.  Under the terms of the Rider, if both the Contract Value and the Withdrawal Benefit Base are greater than zero on the Annuity Date, your Contract will be annuitized as follows:

•

If the Contract is in the Deferral Phase as of the Annuity Date, it will be annuitized at the Guaranteed Annual Withdrawal Amount using the Lifetime Withdrawal Rate applicable at the time of Annuitization (based on the Actual Age of the younger Covered Life). This amount will be payable annually for the last surviving Covered Life’s Lifetime. After Annuitization, Guaranteed Growth Increases and Step-Ups will no longer apply.

•

If the Contract has entered the Withdrawal Phase, it will be annuitized at the Guaranteed Annual Withdrawal Amount effective at the time of Annuitization. This amount will be payable annually during the lifetime of the last surviving Covered Life. After Annuitization, Step-Ups will no longer apply.

You must select an Annuity Option at least 30 days prior to the Annuity Date. If the Guaranteed Growth and Income Benefit Rider is in effect when the maximum maturity date has been reached, and you did not specify an option you wish to exercise, your Contract Value will be annuitized under the conditions of the Rider.

When your Contract is annuitized, your payment schedule and the amount are fixed and cannot be altered. You will not be able to change to a different Annuity Option after the Contract is annuitized.

If the Contract is annuitized based on the Rider’s Lifetime Withdrawal Guarantee, the Death Benefit is no longer payable. Also, any favorable treatment of RMD withdrawals under the Rider no longer applies, as such distributions are no longer required. If the remaining payments due each Contract Year are less than $100, the remaining annuity payments will be commuted and a lump sum will be paid.

Annuitization under the Rider provisions may vary by state — please see “Appendix B: State Variations” for details.

9.14. What happens upon death?

The Guaranteed Growth and Income Benefit Rider will terminate upon the death of the sole Covered Life for a Single Life Guarantee, or later death of both Covered Lives for a Joint Life Guarantee. The Death Benefit will then be distributed according to the death settlement options available under the terms of the Base Contract.

If the sole Annuitant dies, and there is a Joint Life Guarantee, the surviving Covered Life (as sole primary Beneficiary) may take the Standard Death Benefit payout and thus terminate the Rider. The Surviving Covered Life may also continue the Rider as-is, if permitted by federal law (continuation of the Contract is subject to distribution requirements upon the Contract Owner’s death according to IRS regulations).

Upon Contract Owner’s death, Contract Value will be payable to the Beneficiary and both the Contract and the Rider will terminate, unless there is a surviving Covered Life, who, as sole primary Beneficiary, continues the Contract (under Spousal Step-In ) and the Rider as-is if permitted by federal law (subject to IRS requirements for distribution upon Contract Owner’s death).

9.15. Removing the Guaranteed Growth and Income Benefit Rider from your Contract

You can cancel the Guaranteed Growth and Income Benefit Rider any time on or after the third Contract Anniversary by sending a written request to the Company to do so. All charges for the Rider, Investment Allocation Restrictions and guaranteed payments will cease upon Rider termination.

9.16. Termination of the Guaranteed Growth and Income Benefit Rider

Upon the earliest of the following, the Guaranteed Growth and Income Benefit Rider will be terminated, but the Contract will remain in force:

(1)	At any time on or after the third Contract Anniversary, immediately following receipt by the Company of a written request by the Contract Owner to discontinue the Rider;

(2)	Upon a change in ownership (or assignment) of the Contract unless:

(a)	The new Contract Owner or assignee assumes full ownership of the Contract and is essentially the same person, such as:

(i)	an individual ownership changed to a personal revocable trust, or

(ii)	an eligible spousal Beneficiary who is also the surviving Covered Life elects to become the Successor Owner of the Contract and the Rider upon Contract Owner’s death, or

(iii)	a change to the Contract Owner’s spouse during the Contract Owner’s lifetime, or

(iv)	a change to a court appointed guardian representing the Contract Owner during the Contract Owner’s lifetime; or

(b)	The assignment is for the purposes of effectuating a 1035 exchange of the Contract.

(3)	Spousal Step-In of a Contract with a Single Life Guarantee upon the Contract Owner’s death (where the Contract Owner is the sole Covered Life);

(4)	Termination of the Enhanced Death Benefit (if purchased together with this Rider);

(5)	Annuitization under the Base Contract.

Upon Rider termination:

•	Charges for the Rider stop accruing,

•	Investment Allocation restrictions no longer apply, and

•	Guaranteed withdrawals available under the Rider will terminate.

If the Contract is terminated, the Rider will also terminate. Both the Contract and the Rider will terminate upon the earlier of:

(a)	Full surrender of the Contract;

(b)	Death of the Covered Life for a Single Life Guarantee, or the later death of both Covered Lives for a Joint Life Guarantee;

(c)	Standard Death Benefit is paid to surviving Covered Life (as sole primary Beneficiary) upon the death of the sole Annuitant with a Joint Life Guarantee (where the deceased Annuitant is one of the Covered Lives);

(d)	Contract Value is paid as a death settlement upon the death of the Contract Owner (who is one of the Annuitants and one of the Covered Lives under the Joint Life Guarantee), but the surviving Annuitant / Covered Life is not permitted to continue the Contract by federal law;

(e)	The Contract Value is reduced to zero and the Withdrawal Benefit Base is also reduced to zero;

(f)	The Contract Value is reduced to zero and you are not eligible for a Lifetime Withdrawal Guarantee based on your age as defined in your Contract, regardless of the value of the Withdrawal Benefit Base.

Termination provisions may vary by state — please see “Appendix B: State Variations” for details.

10. Combining The Guaranteed Growth And Income Benefit And Enhanced Death Benefit Riders

10.1. Purchasing both the Guaranteed Growth and Income Benefit and Enhanced Death Benefit Riders with your Contract

You may purchase both the Guaranteed Growth and Income Benefit and the Enhanced Death Benefit optional benefits at the time you purchase your Contract. This will be referred to as the “Combination Rider” in the section below.

The Combination Rider only covers natural person(s) named in the Contract, and the Covered Life(ves) (up to two) must be named at Contract issue or the Rider Effective Date.

Issue Age Requirements

The strictest issue age requirement of the two stand-alone Riders must be met to purchase the Combination Rider. The Single Life Guarantee is available only if the Covered Life is between the ages of 35 and 75 on the Rider Effective Date. The Joint Life Guarantee is available only if, on the Rider Effective Date, both Covered Lives are between the ages of 35-75.

A Covered Life must always meet issue age requirements at time of designation.

Issue age for the Combination Rider is determined by the Age Nearest Birthday of the Covered Life(ves).

Owner / Annuitant Requirements

For a Single Life Guarantee to be issued, the Covered Life under the Combination Rider must be the sole Annuitant. The Covered Life must also be a Contract Owner unless the Contract Owner is an entity. Single Life Guarantee is not available if Joint Annuitants are named in the Contract.

For a Joint Life Guarantee to be issued, the first Covered Life must be the Annuitant and the second Covered Life must be the Contingent Annuitant or the Joint Annuitant. At least one Covered Life must be a Contract Owner, and any non-Owner Covered Life must be the sole primary Beneficiary. If Covered Lives are both Contract Owners, they must be each other’s sole primary Beneficiary. A Joint Life Guarantee may be continued upon Contract Owner’s death only if permitted by federal law. A Joint Life Guarantee is not available if the Contract Owner is an entity.

Covered Life(ves) cannot be changed after the Rider Effective Date, except under conditions outlined in “Replacing a Covered Life Under a Joint Life Guarantee” below.

10.2. Single and Joint Life Guarantees

The Combination Rider can be purchased as a Single or Joint Life Guarantee. Under a Single Life Guarantee, all Rider features and benefits are measured using the age and lifetime of the Covered Life, and the Enhanced Death Benefit is payable on death of the Covered Life. Under a Joint Life Guarantee, all Rider features are measured using the age of the younger Covered Life. If a Joint Life Guarantee is elected, upon the first death of a Covered Life, the surviving Covered Life can choose to continue the Contract(1) and the Combination Rider, and the Enhanced Death Benefit will then be payable to the Beneficiary upon the death of the surviving Covered Life. You must specify both Covered Lives in the Application for a Joint Life Guarantee. A death benefit available at the death of the Owner (or Annuitant if the Owner is a non-natural person) prior to the later death of the Covered Lives is Contract Value only.

If you elect a Joint Life Guarantee for the Guaranteed Growth and Income Benefit Rider, your Enhanced Death Benefit automatically becomes a Joint Life Guarantee.

(1)	Federal tax regulations may require that a distribution take place upon Contract Owner’s death, unless spousal continuation is exercised. If spousal continuation is not exercised or not permitted by the IRS regulations, the death benefit will be paid out, and both the Contract and the Rider will terminate.

Converting a Single Life Guarantee to a Joint Life Guarantee

You cannot convert a Single Life Guarantee to a Joint Life Guarantee. You will not be able to add a Covered Life after the Rider Effective Date.

Converting a Joint Life Guarantee to a Single Life Guarantee

While both Covered Lives are living, if you have not started withdrawals under the Lifetime Withdrawal Guarantee of the Guaranteed Growth and Income Rider, and provided that all Owner / Annuitant designation requirements outlined in the Contract are satisfied, one of the Covered Lives may be removed from the Contract by the Contract Owner(s) and the Combination Rider will be converted to a Single Life Guarantee. Once the Rider is converted to a Single Life Guarantee, the Rider Charge will change from Joint to Single, and no additional Covered Life may be added in the future.

If you have started withdrawals under the Lifetime Withdrawal Guarantee of the Rider, the Joint Life Guarantee cannot be converted to a Single Life Guarantee. The Covered Life can be removed from the Contract by the Contract Owner(s) (provided that all Owner / Annuitant requirements are satisfied), but the charge for the Rider would remain at the Joint Life Guarantee charge, and all features and benefits of the Rider will continue to be based upon the age/lifetime of the original Covered Lives.

Replacing a Covered Life Under a Joint Life Guarantee

If you have not started withdrawals under the Lifetime Withdrawal Guarantee of the Guaranteed Growth and Income Rider, and provided that all Owner / Annuitant designation requirements outlined in the Contract are satisfied, a Covered Life may be replaced by the Contract Owner(s). All features and benefits of the Combination Rider will be based on the age of the younger Covered Life (after replacement), and any Covered Life must also meet issue age requirements at the time of designation.

If you have started withdrawals under the Lifetime Withdrawal Guarantee of the Combination Rider, the Covered Life cannot be replaced. The Covered Life can be removed from the Contract by the Contract Owner(s) (provided that all Owner / Annuitant designation requirements are satisfied), but no additional Covered Life may be added in the future, and the Rider Charge would remain at the Joint Life Guarantee charge.

Impact of Divorce

Upon divorce, unless the divorce decree provides otherwise, you have the following options:

(1)	change the Combination Rider from a Joint Life Guarantee to a Single Life Guarantee (subject to conditions outlined under “Converting a Joint Life Guarantee to a Single Life Guarantee” above);

(2)	keep the Joint Life Guarantee, but replace a Covered Life (subject to conditions outlined under “Replacing a Covered Life under a Joint Life Guarantee” above); or

(3)	terminate the Combination Rider, thereby eliminating the Lifetime Withdrawal Guarantee and the Enhanced Death Benefit.

The Company will attempt to accommodate any other arrangements provided in a divorce decree.

10.3. What happens upon death?

The Combination Rider will terminate upon the death of the sole Covered Life for a Single Life Guarantee, or later death of both Covered Lives for a Joint Life Guarantee. The Death Benefit, including the Death Benefit Enhancement provided by this Rider, will then be distributed as described below.

The Enhanced Death Benefit is payable upon the death of the Covered Life under the Single Life Guarantee, or the later death of both Covered Lives under the Joint Life Guarantee. The amount payable is the Death Benefit Enhancement, which is the amount by which the Enhanced Death Benefit Base exceeds the Standard Death Benefit payable under the Contract. The Death Benefit Enhancement amount is determined as of the date our Administrative Office receives proof of death of the Covered Life (both Covered Lives for a Joint Life Guarantee) such as a death certificate or other official document establishing death, and other documents required to process the payment.

If the Enhanced Death Benefit Base is less than or equal to the Standard Death Benefit, no Death Benefit Enhancement is payable. The maximum Death Benefit Enhancement amount we will pay is $1,000,000 (this cap will apply at the time the death benefit is calculated). The Death Benefit Enhancement will be payable before the Annuity Date, until Actual Age 95 of the younger Covered Life under the Rider, or until the Contract Value reaches zero, if earlier.

Under a Single Life Guarantee:

If the sole Contract Owner is also the sole Annuitant and sole Covered Life, then:

(a)	Upon the death of the sole Contract Owner / Annuitant / Covered Life, the death benefit, including any Death Benefit Enhancement payable under the Combination Rider, will be paid to the Contract Owner’s Beneficiary. If permitted by federal law, a spouse of the deceased Contract Owner may exercise Spousal Step-In according to the terms of the Contract, but the Combination Rider will terminate.

On a jointly owned Contract:

(a)	Upon death of the sole Annuitant who is the Covered Life under the Combination Rider, the death benefit, including any Death Benefit Enhancement payable under the Combination Rider, will be paid to the surviving Contract Owner, who is deemed to be sole primary Beneficiary under the Beneficiary provision of the Contract. The surviving spousal Contract Owner may also choose to exercise Spousal Step-In according to the terms of the Contract if permitted by federal law (subject to IRS requirements for distribution upon Contract Owner’s death), but the Combination Rider will terminate.

(b)	Upon death of the Contract Owner who is not the Annuitant and sole Covered Life, the surviving spousal Contract Owner, who is also the sole Annuitant and the Covered Life under the Combination Rider, may continue the Contract and the Combination Rider if permitted by federal law (subject to IRS requirements for distribution upon Contract Owner’s death). Surviving Contract Owner may also choose to receive the Contract Value* as a death settlement.

Under a Joint Life Guarantee:

If the sole Contract Owner is the sole Annuitant, then:

(a)	Upon death of the Covered Life who is the sole Annuitant and the Contract Owner, the surviving Covered Life, who is the Contingent Annuitant, will become the Annuitant and continue the Contract and the Combination Rider as-is if permitted by federal law (subject to IRS requirements for distribution upon Contract Owner’s

*	Less any Purchase Payment Enhancement(s) credited in the 12 months preceding the date our Administrative Office receives proof of death that have not been already forfeited (applies only if the Smart Foundation Plus Base Contract Option is elected).

death). If continuation is not permitted by federal law, the Standard Death Benefit will be paid to the Beneficiary and thus the Contract and the Rider will be terminated.

(b)	Upon death of the Covered Life who is designated as the Contingent Annuitant and who is not the Contract Owner, no death benefit is payable, and the Contract Owner may continue the Contract and the Combination Rider as sole Annuitant and Covered Life.

If the sole Contract Owner is the Contingent Annuitant named in the Contract, then:

(a)	Upon death of the Annuitant who is not the Contract Owner, the surviving Contract Owner who is also the surviving Covered Life, will become the Annuitant and continue the Contract and the Combination Rider as-is.

(b)	Upon death of the Contract Owner who is also the Contingent Annuitant in the Contract, the surviving Covered Life, as sole primary Beneficiary, may choose to receive the Contract Value* as a death settlement (and thus terminate the Contract and the Combination Rider), or continue the Contract and the Combination Rider as-is if permitted by federal law (subject to IRS requirements for distribution upon Contract Owner’s death).

If there is only one Contract Owner and Joint Annuitants are named in the Contract:

(a)	Upon death of the Annuitant or Joint Annuitant who is also the Contract Owner, the surviving Covered Life, as sole primary Beneficiary, may choose to receive the Contract Value* as a death settlement (and thus terminate the Contract and the Combination Rider), or continue the Contract and the Combination Rider as-is if permitted by federal law (subject to IRS requirements for distribution upon Contract Owner’s death). The Standard Death Benefit is not payable until the later death of Annuitant and Joint Annuitant.

(b)	Upon death of the Covered Life who is not the Contract Owner and is named as Annuitant or Joint Annuitant, no death benefit is payable, and the Contract Owner may continue the Contract and Combination Rider as sole Annuitant and Covered Life.

On a jointly owned Contract with a sole Annuitant:

(a)	Upon death of the sole Annuitant, the surviving Contract Owner, who is also the Contingent Annuitant and the surviving Covered Life, will continue the Contract and the Combination Rider as-is if permitted by federal law (subject to IRS requirements for distribution upon Contract Owner’s death). If continuation is not permitted by federal law, Standard Death Benefit will be paid to the surviving Contract Owner and primary Beneficiary, and thus the Contract and the Rider will be terminated.

(b)	Upon death of the Contract Owner named as Contingent Annuitant who is also a Covered Life, no death benefit will be paid. The surviving Contract Owner who is the Annuitant and surviving Covered Life may continue the Contract and the Combination Rider as-is if permitted by federal law (subject to IRS requirements for distribution upon Contract Owner’s death). If continuation is not permitted by federal law, the surviving Contract Owner may receive the Contract Value* as the death settlement (and thus terminate the Contract and the Rider).

On a jointly owned Contract with Joint Annuitants:

(a)	Upon first death, the surviving Contract Owner who is also the surviving Annuitant and surviving Covered Life, as sole primary Beneficiary, may choose to receive the Contract Value* (and thus terminate the Contract and the Combination Rider), or continue the Contract and the Combination Rider as-is if permitted by federal law (subject to IRS requirements for distribution upon Contract Owner’s death).

(b)	Upon later death, the death benefit, including any Death Benefit Enhancement payable under this Combination Rider, will be paid to the Contract Owner’s Beneficiary(ies).

10.4. Rider Charge

If you purchase the Combination Rider, you will pay a reduced charge for the Enhanced Death Benefit Rider. Current and maximum charges, as well as the maximum charge increases, for the Guaranteed Growth and Income Benefit Rider and the Enhanced Death Benefit Rider when purchased in combination are summarized in the “Rider Charges” subsection of Section 3.2 - “Periodic Charges”.

10.5. Investment Allocation Options

If you purchase the Guaranteed Growth and Income Benefit Rider and Enhanced Death Benefit Rider together, you will be subject to the most restrictive limitation and requirements of the two stand-alone Riders in regards to your right to allocate Contract Value among the Subaccounts, your right to request transfers between Subaccounts and your right to allocate Purchase Payments to Subaccounts. Currently, the Investment Allocation Options available with the Guaranteed Growth and Income Benefit Rider supersede those of the Enhanced Death Benefit Rider. These options are described in detail in section 9.11 Investment Allocation Options.

We reserve the right to add or change limitations and the way we administer them in the future. Any change to investment options, limitations, or restrictions will be communicated to the Contract Owner 60 days prior to the date such change becomes effective, and the changes may apply to existing and new purchasers of this benefit.

If you terminate the Guaranteed Growth and Income Benefit Rider and Enhanced Death Benefit Rider, which can only be done simultaneously, you will no longer be subject to these limitations and restrictions.

10.6. Removal or Termination of the Guaranteed Growth and Income and Enhanced Death Benefit Combination Rider

You can cancel the Combination Rider at any time on or after the third Contract Anniversary. You cannot terminate each Rider independently.

11. Guaranteed Minimum Accumulation Benefit

11.1. Benefit Overview and Important Information

Benefit Overview

The Guaranteed Minimum Accumulation Benefit (referred to as the “Rider” in section 11 below) is an optional benefit that ensures the availability of a minimum value at the end of the Benefit Period (10 years). Your Contract Value will fluctuate depending on the performance of your selected Investment Options, and there is a risk of losing value in your Investment Options, including the possibility of your Contract Value

*	Less any Purchase Payment Enhancement(s) credited in the 12 months preceding the date our Administrative Office receives proof of death that have not been already forfeited (applies only if the Smart Foundation Plus Base Contract Option is elected).

reducing below your initial investment amount. This Rider provides protection of the principal investment, while having the opportunity to periodically lock-in the investment gains.

Contract Owner / Annuitant covered under the Rider will receive the guaranteed return of the Initial Purchase Payment, pro-rated for withdrawals, after the expiration of the Benefit Period (10 years). Subsequent Purchase Payments made in the first Contract Year following the Rider Effective Date, Step-Up, or renewal, are also included.

If the Contract Value is less than the Guaranteed Minimum Accumulation Benefit Base at the end of the Benefit Period, the Contract Value will be increased to equal the Guaranteed Minimum Accumulation Benefit Base. Additionally, the Rider provides the option to periodically lock in market gains and extend the Benefit Period.

Important Information about the Rider:

•	The Rider is an optional benefit added to your Contract. The Rider provides various benefits described in this prospectus for an additional charge.

•	The Rider Charges are non-refundable, whether or not your Guaranteed Minimum Accumulation Benefit Base exceeds the Contract Value while the Rider is in effect or at the end of the Benefit Period.

•	Withdrawals taken to satisfy the Required Minimum Distribution requirements do not receive any special treatment under the Rider.

•	All withdrawals will reduce your Contract Value and the Guaranteed Minimum Accumulation Benefit Base.

•	Withdrawals may reduce future benefits by more than the dollar amount of the withdrawal, and may result in one or more of the following:

(1)	a permanent reduction in your Guaranteed Minimum Accumulation Benefit;

(2)	termination of the Rider;

(3)	termination of the Contract.

11.2. Purchasing the Guaranteed Minimum Accumulation Benefit with your Contract

You may purchase a Guaranteed Minimum Accumulation Benefit Rider as part of your Contract at the time the Contract is issued or on any Contract Anniversary after your Contract is issued as long as we receive written notice of your intention to do so. Written notice must be received by The Penn Mutual Life Insurance Company, Customer Service Group, Philadelphia, PA 19172, at least 30 calendar days prior to your Contract Anniversary date.

This Rider may not be purchased in combination with any other Rider described in this prospectus.

The Rider Effective Date will be the Contract Date, or the Contract Anniversary following the date the request to issue the Rider after the Contract Date is approved by the Company.

Issue Age Requirements

Maximum issue age for the Guaranteed Minimum Accumulation Benefit Rider is 85. The Contract Owner / Annuitant must satisfy this requirement on the Rider Effective Date. Issue age is determined by the Age Nearest Birthday.

Owner / Annuitant Requirements

The Rider can only be purchased as a Single Life Guarantee and will cover the natural person named in the Contract as Contract Owner / Annuitant. If the Contract Owner is a natural person, the Contract Owner must be the Annuitant. If the Contract Owner is an entity, the Rider will cover the Annuitant. All Rider features and benefits are measured using the age and lifetime of the Contract Owner / Annuitant. The Rider is not available if Joint Contract Owners or Joint Annuitants are named in the Contract.

11.3. Guaranteed Minimum Accumulation Benefit Base

The Guaranteed Minimum Accumulation Benefit Base will be initially set equal to the Contract Value on the Rider Effective Date, and the Benefit Period will begin.

If the Guaranteed Minimum Accumulation Benefit Base exceeds the Contract Value at the end of the Benefit Period, the Company will increase the Contract Value so that it equals the Guaranteed Minimum Accumulation Benefit Base. At the end of the Benefit Period, the Contract Owner can elect to receive the Guaranteed Minimum Accumulation Benefit or renew the Rider for a new Benefit Period. Benefit Period duration is 10 years.

Optional Step-up Of The Guaranteed Minimum Accumulation Base

You can lock-in the investment gains by electing to increase the Guaranteed Minimum Accumulation Benefit Base through the use of the Step-Up.

The Step-Up benefit is the increase of the Guaranteed Minimum Accumulation Benefit Base to an amount equal to 100% of the Contract Value. The Guaranteed Minimum Accumulation Benefit provides an optional Step-Up benefit, so your Guaranteed Minimum Accumulation Benefit Base will not Step-Up automatically. In order to elect a Step-Up, you must send a written notice to the following address: The Penn Mutual Life Insurance Company, Customer Service Group, Philadelphia, PA 19172. This written notice must be received by us 30 days prior to the Contract Anniversary on which you are eligible for a Step-Up Benefit.

Your first Step-Up opportunity is available on the 5th anniversary after the Rider Effective Date. If you do not elect a Step-Up at the first opportunity, you will be able to do so the following Contract Anniversary. An additional Step-Up benefit can be elected on or after the 5th anniversary of the most recent Step-Up.

Electing a Step-Up of the Guaranteed Minimum Accumulation Benefit resets the Benefit Period for another 10 years from the Step-Up date.

Effect of Withdrawals on the Guaranteed Minimum Accumulation Base

The Guaranteed Minimum Accumulation Benefit Base will be reduced by a proportional amount for any withdrawals of the Contract Value during the Benefit Period. The reduction amount will be equal the withdrawal amount* multiplied by the ratio of (1) and (2) where:

(1)	is the Guaranteed Minimum Accumulation Benefit Base immediately prior to the withdrawal, and

(2)	is the Contract Value immediately prior to the withdrawal.

The reduction in the Guaranteed Minimum Accumulation Benefit Base will occur as of the date of each applicable withdrawal.

*	Including the amount of any Purchase Payment Enhancement forfeited as a result of the withdrawal (applies only if the Smart Foundation Plus Base Contract Option is elected).

Effect of Additional Purchase Payments on the Guaranteed Minimum Accumulation Base

Subsequent Purchase Payments received during the first Contract Year of the Benefit Period** will be added to the Guaranteed Minimum Accumulation Benefit Base dollar-for-dollar. Subsequent Purchase Payments received after the first Contract Year of the Benefit Period** will not be added to the Guaranteed Minimum Accumulation Benefit Base.

Effect of Purchase Payment Enhancements on the Guaranteed Minimum Accumulation Benefit Base

This section only applies if you have the Purchase Payment Enhancement Option of the Base Contract. Purchase Payment Enhancements will be included in the Guaranteed Minimum Accumulation Base whenever the Purchase Payments are included:

•	The Guaranteed Minimum Accumulation Base will be initially set equal to the Contract Value on the Rider Effective Date, which will also include any Purchase Payment Enhancements;

•

Subsequent Purchase Payments (and associated Purchase Payment Enhancements) received during the first Contract Year of the Benefit Period** will be added to the Guaranteed Minimum Accumulation Benefit Base dollar-for-dollar.

Please, see “Effect of Subsequent Purchase Payments on Guaranteed Minimum Accumulation Benefit” example in “Appendix A: Numerical Examples”.

11.4. Rider Charge

There is an additional charge for the Guaranteed Minimum Accumulation Benefit.

The Rider Charge for this benefit, to be assessed annually, will be a percentage of the monthly Contract Value that is allocated to the variable Subaccounts. The Current Rider Charge for this Rider is 0.60%. The Maximum Rider Charge is 1.00%. Please refer to the “Contract Owner Periodic Expenses” subsection of “Fee Tables” section of this prospectus for the summary of charges, or to the “Rider Charges” subsection of Section 3.2 - “Periodic Charges” for more details.

The effective annual Rider Charge may be increased upon elected Step-Up, but will not be greater than the current charge applicable to the class of Contract Owners then electing the Rider. The Contract Owner can reject the Rider Charge increase by not electing the Step-Up, or terminating the Rider by sending, at least 30 days prior to a Contract Anniversary, a written request to the Company to do so. If the Rider Charge increase is rejected, the Contract Owner can elect a Step-Up on a future Contract Anniversary. Future Rider Charges will be the same as the charges applied to the class of Contract Owners electing the benefit at that time.

If you make a full surrender of your Contract before the charges for any Riders have been deducted, your Contract Value will be reduced by the accrued Rider Charges, plus any applicable Surrender Charge. In addition, upon payment of the Death Benefit associated with the Contract, the Death Benefit payable will be reduced by the accrued Rider Charges. No Rider Charge will be imposed upon Annuitization.

Rider Charges will be deducted until the Annuity Date. The Rider Charge will be deducted from the Subaccounts of the Variable Account, pro-rated for the fund allocation at the time of deduction.

11.5. Investment Allocation Options

The Company reserves the right to make the availability of the Guaranteed Minimum Accumulation Benefit contingent upon the investment of the entire Contract Value according to an asset allocation program

**	Benefit Period starts on the Rider Effective Date, and can be renewed at the expiration or upon Step-Up.

established by the Company for the full benefit period. At the present time, no asset allocation program is required for this Rider. If the Company requires an asset allocation program in the future, the asset allocation program will only apply to new purchasers of this benefit.

11.6. Required Minimum Distributions and the Guaranteed Minimum Accumulation Benefit

There is no special treatment of Required Minimum Distributions under the Guaranteed Minimum Accumulation Benefit Rider.

11.7. What happens at the end of the Benefit Period?

At the end of the Benefit Period, the Contract Owner can elect to renew the Guaranteed Minimum Accumulation Benefit for a new Benefit Period. The Guaranteed Minimum Accumulation Benefit Base will be increased to the Contract Value at the time of renewal, if higher.

You can also surrender the Contract and the Rider, and receive the greater of the Guaranteed Minimum Accumulation Base or the Contract Value, as of the end of the Benefit Period. Surrender Charges will apply to any Subsequent Purchase Payments that are not out of the Surrender Charge Period.

11.8. What if the Benefit Base or Contract Value goes to zero?

If the Guaranteed Minimum Accumulation Benefit Base goes to zero, the Guaranteed Minimum Accumulation Benefit Rider will be terminated.

If the Contract Value goes to zero, but the Guaranteed Minimum Accumulation Benefit Base is still positive, your benefit will continue until the end of the Benefit Period. At the end of the Benefit Period, your Contract Value will be set equal to the Guaranteed Minimum Accumulation Benefit Base. At this point, you can either surrender the Contract at the newly established value, or you can renew the Rider at the same value.

11.9. What happens on the Annuity Date?

When you purchase the Guaranteed Minimum Accumulation Benefit, your Annuity Date must be after the end of your Benefit Period. If you change the Annuity Date so that it is before the end of the Benefit Period, your Contract will be annuitized at the Contract Value, the Guaranteed Minimum Accumulation Benefit will be terminated, and the charges for this benefit will not be refunded.

11.10. What happens upon death?

Upon the death of the Contract Owner / Annuitant, the Guaranteed Minimum Accumulation Benefit will terminate.

11.11. Removing the Guaranteed Minimum Accumulation Benefit from your Contract

You can cancel the Guaranteed Minimum Accumulation Benefit Rider at any time on or after the first Contract Anniversary by sending a written request to the Company to do so.

11.12. Termination of the Guaranteed Minimum Accumulation Benefit

Upon the earliest of the following, the Guaranteed Minimum Accumulation Benefit will be terminated:

(1)	At the end of the Benefit Period if the Guaranteed Minimum Accumulation Benefit is not renewed;

(2)	At any time on or after the first Contract Anniversary immediately following receipt by the Company of a written request by the Contract Owner to discontinue the Rider;

(3)	Annuitization under the Base Contract;

(4)	Full surrender of the Contract;

(5)	Date of death of the Contract Owner / Annuitant;

(6)	Spousal Step-In of a Contract upon the Contract Owner’s death;

(7)	The Guaranteed Minimum Accumulation Benefit Base is reduced to zero.

All charges for the Rider will cease upon Rider termination. If the Contract is terminated, the Rider will also terminate.

12. Taxes

12.1. Federal Income Tax Considerations

The following is a general summary of some tax considerations. It is based on the law in effect on the date of this prospectus, which may change and does not address state or local tax laws. For further information, you should consult qualified tax counsel.

You pay no federal income tax on increases in the value of your Contract until money is distributed to you or your Beneficiary as a withdrawal, death benefit or an annuity payment.

This general summary of federal income tax does not address every issue that may affect you. You should consult qualified tax counsel.

Early Withdrawals

An additional federal income tax of 10% (up to 25% under certain circumstances) may be imposed on the taxable portion of an early withdrawal prior to age 59 1/2 unless one of several exceptions applies.

Ownership

Subject to certain exceptions, a Contract must be held by or on behalf of a natural person in order to be treated as an annuity contract under federal income tax law and to be accorded the tax treatment described in the preceding paragraphs. If a Contract is not treated as an annuity contract for federal income tax purposes, the income on the Contract is treated as ordinary income received or accrued by the Contract Owner during the taxable year.

Transfer of Ownership

You may pay federal income taxes if you transfer the ownership of your Contract to someone else. If the transfer is for less than adequate consideration, the taxable portion would be the Contract Value at the time of transfer in excess of the investment in the Contract at such time. This rule does not apply to ownership transfers between spouses or to transfers incident to a divorce.

Separate Account Diversification

Section 817(h) of the Code provides that the investments of a separate account (underlying a variable annuity contract which is not purchased under a qualified retirement plan or certain other types of plans or the investments of a mutual fund, the shares of which are owned by the variable annuity separate account) must be “adequately diversified” in order for the Contract to be treated as an annuity contract for tax purposes. The Treasury Department has issued regulations prescribing such diversification requirements. The Separate Account, through each of the available funds of the Penn Series Funds, Inc. intends to comply with those requirements. The requirements are briefly discussed in the accompanying prospectuses for the underlying funds.

The Treasury Department has stated in published rulings that a variable Contract Owner will be considered the owner of Separate Account assets if the Contract Owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. If a variable Contract Owner is treated as an owner of separate account assets, income and gain from the assets would be includable in the variable Contract Owner’s gross income. The Treasury Department indicated in 1986 that, in regulations or revenue rulings under Section 817(d) (relating to the definition of a variable contract), it would provide guidance on the extent to which Contract Owners may direct their investments to particular Subaccounts without being treated as owners of the underlying shares. No such regulations have been issued to date. The Internal Revenue Service has issued Revenue Ruling 2003-91 in which it ruled that the ability to choose among 20 subaccounts and make not more than one transfer per month without charge did not result in the owner of a contract being treated as the owner of the assets in the subaccount under the investment control doctrine.

The ownership rights under your Contract are similar to, but different in certain respects from, those described by the IRS in Revenue Ruling 2003-91 and other rulings in which it was determined that Contract Owners were not owners of the Subaccount assets. Although we do not believe this to be the case, these differences could result in Contract Owners being treated as the owners of the assets of the Subaccounts under the Contract. We, therefore, reserve the right to modify the Contract as necessary to attempt to prevent the owners of the Contract from being considered the owners of a pro-rata share of the assets of the Subaccounts under the Contract. It is possible that when regulations or additional rulings are issued, the Contracts may need to be modified to comply with them.

12.2. Qualified and Non-Qualified Contracts

Non-qualified annuities

The taxable portion of these payments generally will be the amount by which the payment exceeds your cost basis. Thus, you or your Beneficiary generally will have taxable income to the extent that your Contract Value exceeds your Purchase Payments. Ordinary income tax rates apply.

In the case of a non-qualified Contract and death of an Annuitant who was not the Contract Owner, an election by the Beneficiary to receive the death benefit in the form of Annuity Payment must be made within 60 days. If such election is not made, the gain from the Contract will generally be taxed as a lump sum payment as described above.

The taxable portion of a non-qualified annuity payment to your life expectancy generally is determined by a formula that establishes the ratio of the cost basis of the Contract (as adjusted for any refund feature) to the expected return under the Contract. The taxable portion, which is the amount of the annuity payment in excess of the cost basis, is taxed at ordinary income tax rates. After life expectancy, each monthly payment is fully includable in income at ordinary income tax rates. Annuity payments from pre-tax or qualified contracts are fully includable in income at ordinary income tax rates.

Certain rules may apply to your nonqualified plan with the Guaranteed Growth and Income Benefit Rider. It is not clear whether payments made during the Withdrawal Phase will be taxed as withdrawals or annuities. Consult a tax advisor before purchasing this Contract with the Rider. IRA annuities in the income (payout) phase are subject to tax. Roth IRA annuities may be tax-free if it is a qualified distribution as explained below.

IRA and Qualified Annuities

Generally, unless you have a cost basis, all withdrawals and death benefits paid are subject to federal income taxation.

Roth IRA Annuities

Generally, you do not include in your gross income qualified distributions (see below) or distributions that are a return of your annual contributions from your Roth IRA.

Qualified Distributions are any payments or distributions from your Roth IRA that meet both of the following requirements:

i)	payment or distribution is made after the 5-year period beginning with the first taxable year for which a contribution was made to a Roth IRA established for your benefit, and

ii)	payment or distribution is:

a.	made on or after the date you reach age 59 1/2

b.	made because you are disabled,

c.	made to a Beneficiary or to your estate after your death, or

d.	one that meets the requirements for the first-time home buyer exception to the tax on early distributions as described below (up to a $10,000 lifetime limit).

12.3. Premium Taxes

Some states and municipalities impose premium taxes on Purchase Payments received by insurance companies. Generally, any premium taxes payable will be deducted upon Annuitization, although we reserve the right to deduct such taxes when due in jurisdictions that impose such taxes on Purchase Payments. Currently, state premium taxes on Purchase Payments range from 0% to 3.5%.

12.4. Taxation of Withdrawals and Death Benefits

You may pay tax on a withdrawal, and your Beneficiary may pay tax on a death benefit. If you designate a Beneficiary who is either your grandchild or is more than 37 1/2 years younger than you, you may be subject to the Generation Skipping Transfer Tax under Section 2601 of the Code.

12.5. Required Minimum Distributions

Required Minimum Distributions (RMDs) generally are minimum amounts that participants in qualified retirement plans and owners of individual retirement arrangements (IRAs) must withdraw each year following the calendar year that he or she reaches 70 1/2 years of age. RMDs may be subject to a more favorable treatment under the provision of your Contract and/or Rider. Please, refer to Section 4.4 - “Required Minimum Distributions” for more information about the special treatment of RMDs under the Base Contract, and the appropriate subsection of the rider section that applies to you.

13. Other Information

13.1. Contact Information

The information below lists the various ways by which you can contact Penn Mutual Customer Service, depending on your inquiry. Contact your Penn Mutual financial professional with questions or requests for information.

By Mail:

Application and Initial Purchase Payment should be sent as follows:

Penn Mutual Life Insurance Company

Annuity New Business — C2L

600 Dresher Road

Horsham, PA 19044

All Subsequent Purchase Payments should be sent as follows:

Checks sent by regular mail: Penn Mutual Life Insurance Company Payment Processing Center PO Box 9773 Providence, RI 02940-9773	Checks sent by overnight delivery: Penn Mutual Life Insurance Company Payment Processing Center 4400 Computer Drive Westborough, MA 01581

All requests should be sent as follows:

New Business requests sent by regular mail: Penn Mutual Life Insurance Company C/O Annuity New Business — C2L PO Box 178 Philadelphia, PA 19105	Customer Service requests sent by regular mail: Penn Mutual Life Insurance Company C/O Annuity Services — C3R PO Box 178 Philadelphia, PA 19105	New Business or Customer Service requests sent by overnight delivery: The Penn Mutual Life Insurance Company 600 Dresher Road Horsham, PA 19044

All death claims should be sent as follows:

Penn Mutual Life Insurance Company

C/O Claim Services — C3X

PO Box 178

Philadelphia, PA 19105

By Phone:

You can call Customer Service with any inquiries or contract needs. An interpretation service is available for clients in more than 100 languages.

Toll-Free Customer Service 1-800-523-0650 Monday — Friday, 8:30 a.m. to 6:00 p.m., Eastern Time	Automated Phone Service 1-800-523-0650 Monday — Friday, 7:00 a.m. to 12:00 midnight, Eastern Time Saturday & Sunday, 8:00 a.m. to 6:00 p.m., Eastern Time

By Fax:

Customer Service Fax Number (215) 956-7699

Via Internet:

You can go to www.pennmutual.com, and click “Customer Service”. From this page, you will be able to access the Client Service Center, submit various requests, download forms, and find answers to frequently asked questions.

Requirements for Specific Requests:

You may request the following by calling our toll-free Customer Service number:

•   Address change,

•   Change Systematic Withdrawal options or discontinue Systematic Withdrawals (setting up Systematic Withdrawals is not allowed by phone),

•   Request a fund transfer or a one-time asset-rebalance,

•   Elect or discontinue participation in the Dollar Cost Averaging program or change Dollar Cost Averaging allocations,

•   Elect or discontinue participation in the Automatic Asset Rebalancing program or change Automatic Asset Rebalancing allocations.

You may request the following by filling out the appropriate form:

•   Setup Systematic Withdrawals,

•   Setup Required Minimum Distributions,

•   Request Contract Owner information changes,

•   Request a Beneficiary change,

•   Submit a request to terminate the Contract,

•   Request Contract changes,

•   Submit a death claim.

If you have other questions about your specific transaction, please contact Customer Service.

Written Requests:

Written requests are required from the Contract Owner for the following transactions within the specified time period:

•	Request / change annuity date or annuity option: written notice must be received by Administrative Office 30 days before the Annuity date;

•	Request a partial withdrawal: a partial withdrawal request form is available from Customer Service;

•	Start or stop Systematic Withdrawals: A Systematic Withdrawal request form is available from Customer Service;

•	Request a Required Minimum Distribution withdrawal;

•

Request a waiver of Surrender Charges under the Medically Related or Disability Related Withdrawal provision of the Contract: Your withdrawal will be processed and Surrender Charges will be waived upon the approval of your waiver request by the Company;

•	Request Partial Annuitization: Written notice must be received by Administrative Office at least 60 days prior to the Contract Anniversary, on which you would like the request to be processed;

•

Opt out of Automatic Annual Step-Ups of the Withdrawal Benefit Base under the Guaranteed Growth and Income Benefit Rider (if the Rider Charge is increased): written notice must be received by Administrative Office 30 days before the anniversary on which a Step-Up is scheduled to occur;

•

Reinstate Automatic Annual Step-Ups of the Withdrawal Benefit Base under the Guaranteed Growth and Income Benefit Rider: The Contract Owner must send a written request to the Company, at least 30 days prior to a subsequent Contract Anniversary, to reinstate the Automatic Annual Step-Ups;

•	Change an optional benefit from a Joint Life Guarantee to a Single Life Guarantee;

•

Discontinue an optional benefit: The Enhanced Death Benefit Rider may be terminated at any time after the first Contract Anniversary, the Guaranteed Growth and Income Benefit Rider (stand-alone or combined with the Enhanced Death Benefit Rider) may be terminated at any time after the third Contract Anniversary;

•	Surrender the Contract: All benefits under the Contract, including any optional benefits, will terminate as of the date of receipt of your written request by Administrative Office

•	Elect an optional Step-Up to the Guaranteed Minimum Accumulation Benefit.

If there is any change to investment options, limitations, or restrictions on Subaccount allocations, we will send a written notification to the Contract Owner 60 days prior to the date such change becomes effective.

13.2. Signatures

Signature of Contract Owner(s) is required on all written notifications and forms.

13.3 Reports

We provide a quarterly statement free of charge. Reports will contain at least the following information:

(a)	The beginning and end dates of the current report period;

(b)	The Contract Value, if any, at the beginning of the current report period and at the end of the current report period, including information on the Separate Account, the Variable Account Value, the number of Accumulation Units, the value per Accumulation Unit and the Fixed Account Value.

(c)	The amounts and types of transactions that have been credited or debited to the account value during the current report period;

(d)	The Surrender Value, if any, at the end of the current report period.

Additional status reports will be made available to the Contract Owner upon request for a $25 fee. The following additional status reports are available upon request:

•	Reprint of your transaction confirmation,

•	Reprint of your latest statement.

13.4. Distribution Arrangements

Penn Mutual has a distribution agreement with Hornor, Townsend & Kent, Inc. (“HTK”) to act as principal underwriter for the distribution and sale of the Contracts. HTK is a wholly-owned subsidiary of Penn Mutual and is located at 600 Dresher Road, Suite C1C, in Horsham, Pennsylvania, 19044. HTK sells the Contracts through its sales representatives. HTK has also entered into selling agreements with other broker-dealers who in turn sell the Contracts through their sales representatives. HTK is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).

Penn Mutual enters into selling agreements with HTK and other broker-dealers whose registered representatives are authorized by state insurance and securities departments to solicit applications for the

Contracts. Sales and renewal compensation are paid to these broker-dealers for soliciting applications as premium-based commission, asset-based commission (sometimes referred to as “trails” or “residuals”), or a combination of the two. Premium-based commissions on Purchase Payments made under the Contract will not exceed 8%.

In addition to or partially in lieu of commission, Penn Mutual may also make override payments and pay expense allowances and reimbursements, bonuses, wholesaler fees, and training and marketing allowances. Such payments may offset broker-dealer expenses in connection with activities they are required to perform, such as educating personnel and maintaining records. Registered representatives may also receive non-cash compensation such as expense-paid educational or training seminars involving travel within and outside the U.S. or promotional merchandise.

Such additional compensation may give Penn Mutual greater access to registered representatives of the broker-dealers that receive such compensation. While this greater access provides the opportunity for training and other educational programs so that your registered representative may serve you better, this additional compensation also may afford Penn Mutual a “preferred’’ status at the recipient broker-dealer (along with other product vendors that provide similar support) and offer some other marketing benefit such as web site placement, access to registered representative lists, extra marketing assistance, or other heightened visibility and access to the broker-dealer’s sales force that otherwise influences the way that the broker-dealer and the registered representative market the contracts.

Finally, within certain limits imposed by FINRA, registered representatives who are associated with HTK, as a Penn Mutual broker-dealer affiliate, may qualify for sales incentive programs and other benefits sponsored by Penn Mutual. These HTK registered representatives are also agents of Penn Mutual and upon achievement of specified annual sales goals may be eligible for compensation in addition to the amounts stated above, including bonuses, fringe benefits, financing arrangements, conferences, trips, prizes and awards.

All of the compensation described in this section, and other compensation or benefits provided by Penn Mutual or its affiliates, may be more or less than the overall compensation on similar or other products and may influence your registered representative or broker-dealer to present this Contract rather than other investment options.

Individual registered representatives typically receive a portion of the compensation that is paid to the broker-dealer in connection with the Contract, depending on the agreement between the registered representative and their broker-dealer firm. Penn Mutual is not involved in determining that compensation arrangement, which may present its own incentives or conflicts. You may ask your registered representative how he/she will be compensated for the transaction.

15. Appendices

APPENDIX A: NUMERICAL EXAMPLES

STANDARD DEATH BENEFIT

Assume that there is a single initial Purchase Payment of $100,000.

Scenario 1.

Prior to any withdrawals:

Adjusted Net Purchase Payments (total Purchase Payments less the sum of all adjusted withdrawals) = $100,000;

Contract Value = $90,000

A withdrawal in the amount of $10,000 is taken.

Adjusted Net Purchase Payments will be reduced by the adjusted withdrawal amount, which is the greater of (a) and (b) where:

(a)	is the amount of each withdrawal; and

(b)	is the amount of each withdrawal multiplied by the ratio of (i) and (ii) where:

(i)	is the amount of the Adjusted Net Purchase Payments just before the withdrawal, and

(ii)	is the Contract Value just before the withdrawal.

(a) = $10,000

(b) = $10,000 × ((i) $100,000) / ((ii) $90,000) = $11,111

In this case, (b) = $11,111, is greater than (a) = $10,000. Therefore, the Net Purchase Payments will be reduced by (b) = $11,111. The Adjusted Net Purchase Payments amount after withdrawal will be $100,000 – $11,111 = $88,889.

The Standard Death Benefit after the withdrawal is taken will be equal to the greater of (1) and (2), where:

(1) is the Contract Value = $90,000 – $10,000 = $80,000; or

(2) is the Adjusted Net Purchase Payments = $88,889 (as calculated above).

In this case, (2) is greater, and therefore the Standard Death Benefit will be equal to $88,889.

Scenario 2.

The Contract Value prior to the withdrawal is $120,000. The Standard Death Benefit will be equal to the greater of:

(1) $110,000 $120,000 less the $10,000 withdrawal

(2) $100,000 – (Greater of a and b) = $100,000 – $10,000 = $90,000

(a)  $10,000

(b)  $10,000 × ((i) $100,000) / ((ii)$120,000) = $8,333

Standard Death Benefit = $110,000

SURRENDER CHARGES

Suppose you have purchased the Smart Foundation Variable Annuity Base Contract on 01/01/2012. Your Initial Purchase Payment was for $20,000. Assume that you also make an additional Purchase Payment on 01/01/2014 for $30,000.

On 12/01/2016, you take a withdrawal. You can access up to 10% of your Total Purchase Payments in the Contract Year without incurring Surrender Charges. The Surrender Charge schedule for the Smart Foundation Variable Annuity is:

Number of full years since Purchase Payment	0	1	2	3	4	5	6	7+
Applicable Surrender Charge	8.0%	7.0%	6.0%	5.0%	4.0%	3.0%	1.5%	0.0%

Total Purchase Payments on 12/01/2016	$50,000
Contract Value on 12/01/2016:	$55,000
Free Withdrawal Amount available on 12/01/2016:	$5,000
Withdrawal Amount:	$30,000

The total amount of the withdrawal is greater than the Free Withdrawal Amount available. The withdrawal amount is also greater than the Initial Purchase Payment of $20,000; the remaining $10,000 will be taken out of the additional Purchase Payment. Thus, a Surrender Charge may be applied to both Purchase Payments. The Free Withdrawal Amount, and then the amounts in excess of the Free Withdrawal Amount, will be applied to Purchase Payments on a first-in, first-out basis. The Surrender Charge is calculated as follows:

Number of full years since Initial Purchase Payment:	4
Number of full years since additional Purchase Payment:	2

Surrender Charge = ($20,000 – $5,000) * 4.0% + ($10,000) * 6.0% = $600+ $600 = $1,200

The total Surrender Charge is $1,200.

SMART FOUNDATION PLUS: QUALIFYING FOR HIGHER ENHANCEMENT RATE IN THE FIRST CONTRACT YEAR

Assume that you have a Smart Foundation Plus Base Contract Option and there is a single Initial Purchase Payment on 01/01/2012 of $100,000.

Since the Cumulative Net Purchase Payments amount is less than $150,000, a 4% Purchase Payment Enhancement will be credited to your Contract at the time of the Initial Purchase Payment. This equates to 4.0% * $100,000 = $4,000.

Assume further that you make an additional $80,000 Purchase Payment on 07/01/2012 (in the first Contract Year).

If, during the first Contract Year, your Cumulative Purchase Payments reach the threshold to receive a higher Purchase Payment Enhancement Rate, we will determine if any additional Enhancements will be credited to prior Purchase Payments by taking the difference (if greater than zero) between:

(1)	the prior cumulative Purchase Payments paid during the first Contract Year multiplied by the Purchase Payment Enhancement Rate applied to the current Purchase Payment, and

(2)	the prior cumulative Purchase Payment Enhancements credited to the Contract during the first Contract Year.

In this case, Cumulative Purchase Payments – now at $180,000 – reaches the threshold for a 5% Enhancement rate during the first Contract Year. Therefore, we determine the difference (as described above) between:

(1)    =    $100,000 * 5.0% = $5,000

(2)    =    $4,000

The difference between (1) and (2) is $1,000. An additional $1,000 Enhancement on the Initial Purchase Payment is credited to the Contract. This is in addition to the 5.0% * $80,000 = $4,000 Purchase Payment Enhancement credited at that time for the additional Purchase Payment made on 07/01/2012. Thus, a total of $5,000 of Enhancements will be credited to your Contract on 07/01/2012.

GUARANTEED GROWTH AND INCOME BENEFIT II: EXAMPLES FOR CONTRACTS PURCHASED AFTER MARCH 15, 2013 (EXAMPLES FOR CONTRACTS PURCHASED PRIOR TO MARCH 15, 2013 BEGIN ON PAGE A-7)

GUARANTEED GROWTH AND INCOME BENEFIT II RIDER: GUARANTEED GROWTH INCREASE IN THE DEFERRAL PHASE

Assume on 01/01/2013 your Initial Purchase Payment is $100,000. You make an additional Purchase Payment on 03/15/2013 of $25,000, after which the Guaranteed Growth Base increases to $125,000. You also request an Early Access Withdrawal on 08/08/2013 of $10,000, which decreases the Guaranteed Growth Base to $115,000.

Guaranteed Growth Amount will be applied on the next Contract anniversary (01/01/2014) based on the daily values of the Guaranteed Growth Base during the Contract Year:

Number of days between 01/01/2013 and 03/15/2013:	73	Guaranteed Growth Base =	$100,000
Number of days between 03/15/2013 and 08/08/2013:	146	Guaranteed Growth Base =	$125,000
Number of days between 08/08/2013 through 12/31/2013:	146	Guaranteed Growth Base =	$115,000
Total number of days in 2013:	365

Guaranteed Growth Amount added to the Withdrawal Benefit Base on 01/01/2014 will be:

[(73 / 365) * $100,000 * 7%] + [(146 / 365) * $125,000 * 7%] +  [(146 / 365) * $115,000 * 7%] = $8,120.

Guaranteed Growth Base will not increase on the anniversary (it may increase or decrease only as a result of additional Purchase Payments or Early Access Withdrawals).

GUARANTEED GROWTH AND INCOME BENEFIT II RIDER: WITHDRAWAL BENEFIT BASE AT THE START OF LIFETIME WITHDRAWALS

At the time you decide to start the Lifetime Withdrawals under the Lifetime Withdrawal Guarantee, your Withdrawal Benefit Base will be set to the greater of the following:

1)	Contract Value

2)	Withdrawal Benefit Base including the Guaranteed Growth Amount prorated for the partial year.

Assumptions:

Rider Effective Date:	01/19/2011
Lifetime Withdrawals start on:	04/01/2012
Contract Value on 04/01/2012 (just prior to the withdrawal):	$108,200
Withdrawal Benefit Base on 01/19/2012:	$107,000
Annual Guaranteed Growth Amount:	$7,000

Last Contract Anniversary	Withdrawals Start	Days since last anniversary	Partial Year Factor	Annual Guaranteed Growth Amount	Guaranteed Growth Amount Prorated	Withdrawal Benefit Base	Withdrawal Benefit Base + Prorated Growth
1/19/2012	4/1/2012	73	0.2	$7,000	$1,400	$107,000	$108,400

Partial Year Factor is calculated by finding the number of days since the most recent Contract Anniversary and then dividing it by 365. If lifetime withdrawals start on 04/01/2012 (73 days after the most recent Contract Anniversary), the Partial Year Factor is equal to 73 / 365 = 0.20

Guaranteed Growth Amount prorated for partial year is then $7,000 * 0.20 = $1,400

Withdrawal Benefit Base including the Guaranteed Growth Amount for the partial year is $107,000 + $1,400 = $108,400.

This is greater than the Contract Value (just prior to the withdrawal), so your Withdrawal Benefit Base will be set to $108,400.

GUARANTEED GROWTH AND INCOME BENEFIT RIDER II: AUTOMATIC ANNUAL STEP-UP OF WITHDRAWAL BENEFIT BASE IN THE DEFERRAL PHASE

Assumptions:

Initial Purchase Payment	$100,000
Additional Purchase Payments	None

Contract Anniversary	Contract Value	Guaranteed Growth Amount	Withdrawal Benefit Base before Step-Up	Withdrawal Benefit Base after Step-Up
1	$125,000.00	$7,000.00	$107,000.00	$125,000.00	Step-Up
2	$130,000.00	$7,000.00	$132,000.00	$132,000.00	No Step-Up
3	$135,000.00	$7,000.00	$139,000.00	$139,000.00	No Step-Up
4	$151,000.00	$7,000.00	$146,000.00	$151,000.00	Step-Up

On the Rider Effective Date, the Withdrawal Benefit Base is equal to the Initial Purchase Payment ($100,000). On the first Contract Anniversary, the Guaranteed Growth Amount of $7,000 is added to the Withdrawal Benefit Base ($100,000 + $7,000 = $107,000). The Withdrawal Benefit Base is then compared to the Contract Value for Step-Up Evaluation. Since the Contract Value is greater than the Withdrawal Benefit Base at this point ($125,000 > $107,000), an Automatic Annual Step-Up takes place, and the Withdrawal Benefit Base is set equal to the Contract Value ($125,000). On the next Contract Anniversary, the Guaranteed Growth Amount is added to the Withdrawal Benefit Base and then it’s evaluated for Step-Up: $125,000 + $7,000 = $132,000, Contract Value $130,000 < $132,000, so there is not Step-Up this year.

GUARANTEED GROWTH AND INCOME BENEFIT II RIDER: RIDER CHARGE

Suppose a Single Life Guarantee is issued on 05/18/2011. Throughout the first Contract Year, the Rider Charge will be deducted on 08/17/2011, 11/17/2011, 02/17/2012, and 05/17/2012. Suppose the Withdrawal Benefit Base is $100,000 on 05/18/2011, and there are no withdrawals in the Contract Year. The amount of the charge deducted each quarter will then be $100,000 * (1.10% / 4) * (days in quarter / 91.25).

Suppose that there is no Step-Up on 05/18/2012, so the Withdrawal Benefit Base will be increased by the Guaranteed Growth: $100,000 + (7% x $100,000) = $107,000. In the second Contract Year, the amount of the charge deducted each quarter will then be $107,000 * (1.10% / 4) * (days in quarter / 91.25).

Date	Contract Year	Withdrawal Benefit Base	Quarterly Rider Charge
5/18/2011	1	$100,000.00
8/17/2011	1	$100,000.00	$277.26
11/17/2011	1	$100,000.00	$277.26
2/17/2012	1	$100,000.00	$277.26
5/17/2012	1	$100,000.00	$268.22
5/18/2012	2	$107,000.00
8/17/2012	2	$107,000.00	$296.67
11/17/2012	2	$107,000.00	$296.67
2/17/2013	2	$107,000.00	$296.67
5/17/2013	2	$107,000.00	$286.99

For example, there are 92 days between 5/18/2011 and 8/17/2011, so the Rider Charge for the 1st Contract Quarter will be $100,000 * (1.10% / 4) * (92 / 91.25) = $277.26. There are only 89 days in the 4th quarter, so the charge will then be $100,000 * (1.10% / 4) * (89 / 91.25) = $268.22.

GUARANTEED GROWTH AND INCOME BENEFIT II RIDER: ENHANCEMENT TRUE-UP

This Example illustrates how the Enhancement True-Up process works. Assume all Purchase Payments are made at the beginning of the Contract Year. The Enhancement True-Up Base and Withdrawal Benefit Base below are also values as of the beginning of the Contract Year.

Contract Year	Purchase Payment	Purchase Payment Enhancement	Contract Value Beginning- of-Year	Contract Value End- of-Year	Guaranteed Growth Amount	Enhancements > 36 months old	Enhancement True-Up Base	Withdrawal Benefit Base
1	$250,000	$12,500	$262,500	$262,500	$0	$0	$250,000	$250,000
2	$10,000	$500	$273,000	$273,000	$17,500	$0	$277,500	$277,500
3	$10,000	$500	$283,500	$335,000	$18,200	$0	$305,700	$305,700
4	$30,000	$1,500	$366,500	$385,000	$18,900	$12,500	$367,100	$367,100
5	$0	$0	$385,000	$424,500	$21,000	$500	$388,600	$388,600
6	$0	$0	$424,500	$432,000	$21,000	$500	$410,100	$424,500
7	$0	$0	$432,000	$469,000	$21,000	$1,500	$432,600	$445,500

Assumptions:

Purchase Payments:	$250,000 on Contract Date, $10,000 beginning of Contract Years 2 and 3, $30,000 beginning of Contract Year 4.

Withdrawals:	No Withdrawals

Contract Growth:	No growth in Contract Years 1 and 2, $51,500 in Contract Year 3, $18,500 in Contract Year 4, $39,500 in Contract Year 5, $7,500 in Contract Year 6.

Enhancement True-Up Base:

This value is used to determine whether the Withdrawal Benefit Base will receive an Enhancement True-Up. The Enhancement True-Up Base includes your Purchase Payments, Purchase Payment Enhancements more than 36 months old, and the Guaranteed Growth Amounts:

CY1	Enhancement True-Up Base is equal to your initial Purchase Payment at Contract Issue = $250,000. Purchase Payment Enhancement of $12,500 is included in the Contract Value, but not in the Enhancement True-up Base, because it is not yet 36 months old.

CY2	On first anniversary, Guaranteed Growth Amount and another Purchase Payment are added to Enhancement True-Up Base: $250,000 + $17,500 + $ 10,000 = $277,500. Purchase Payment Enhancements from CY 1 or CY 2 are not included, because they are not yet 36 months old.

CY3	On the second Contract Anniversary (beginning of Contract Year 3), Guaranteed Growth Amount and Purchase Payment are again added to the Enhancement True-Up Base: $277,500 + $18,200 + $10,000 = $305,700. Purchase Payment Enhancements are not yet 36 months old.

CY4	On the third Contract Anniversary (beginning of Contract Year 4), Guaranteed Growth Amount and Purchase Payment are added to the Enhancement True-Up Base, as well as the Purchase Payment Enhancement from the initial Purchase Payment, which is now 36 months old: $305,700 + $18,900 + $30,000 + $12,500 = $367,100.

CY5	Guaranteed Growth is added to Withdrawal Benefit Base, there are no Purchase Payments this year, but the Purchase Payment Enhancement from the Purchase Payment made in Contract Year 2 is now 36 months old, so it is added to the Enhancement True-Up Base: $367,100 + $21,000 + $500 = $388,600.

CY6	Guaranteed Growth is added to Withdrawal Benefit Base, there are no Purchase Payments this year, but the Purchase Payment Enhancement from the Purchase Payment made in Contract Year 3 is now 36 months old, so it is added to the Enhancement True-Up Base: $388,600 + $21,000 + $500 = $410,100.

CY7	Guaranteed Growth is added to Withdrawal Benefit Base, there are no Purchase Payments this year, but the Purchase Payment Enhancement from the Purchase Payment made in Contract Year 4 is now 36 months old, so it is added to the Enhancement True-Up Base: $410,100+ $21,000 + $1,500 = $432,600.

Enhancement True-Up Comparison:

Contract Year 4 (BOP)

The first Enhancement True-Up evaluation takes place in the beginning of Contract Year 4. Withdrawal Benefit Base as of the end of Contract Year 3 is $305,700.

Step 1-2:	Purchase Payments and the Guaranteed Growth Amount are added to this WBB: $305,700 + $30,000 + $18,900 = $354,600

Step 3:	WBB is evaluated for Step-Up by comparing to the Contract Value (BOP): $354,600 < $366,500, so WBB Steps-Up to $366,500. Guaranteed Growth Period is reset.

Step 4:	WBB is evaluated for Enhancement True-Up by comparing to the Enhancement True-Up Base: $366,500 < $367,100, so WBB receives an Enhancement True-Up and is set equal to $367,100

Contract Year 5 (BOP)

On the next Contract Anniversary (beginning of Contract Year 5), the same process takes place. Withdrawal Benefit Base at the end of Contract Year 4 is $367,100.

Step 1-2:	Guaranteed Growth Amount is added to this WBB: $367,100 + $21,000 = $388,100

Step 3:	WBB is evaluated for Step-Up by comparing to the Contract Value: $388,100 > $385,000, no Step-Up.

Step 4:	WBB is evaluated for Enhancement True-Up by comparing to the Enhancement True-Up Base: $388,100 < $388,600, so WBB receives an Enhancement True-Up and is set equal to $388,600

Contract Year 6 (BOP)

On the next Contract Anniversary (beginning of Contract Year 6), the same process takes place. Withdrawal Benefit Base at the end of Contract Year 5 is $388,600.

Step 1-2:	Guaranteed Growth Amount is added to this WBB: $388,600 + $21,000 = $409,600

Step 3:	WBB is evaluated for Step-Up by comparing to the Contract Value: $409,600 < $424,500, Step-Up takes place and WBB = $424,500

Step 4:	WBB is evaluated for Enhancement True-Up by comparing to the Enhancement True-Up Base: $424,500 > $ 410,100, so there is no Enhancement True-Up.

Contract Year 7 (BOP)

On the next Contract Anniversary (beginning of Contract Year 7), the same process takes place. Withdrawal Benefit Base at the end of Contract Year 6 is $424,500.

Step 1-2:	Guaranteed Growth Amount is added to this WBB: $424,500 + $21,000 = $445,500

Step 3:	WBB is evaluated for Step-Up by comparing to the Contract Value: $445,500 > $432,000, no Step-Up.

Step 4:	$445,500 > $432,600, so there is no Enhancement True-Up.

Note that the Guaranteed Growth Amount will not be increased for any Purchase Payment Enhancements. It is solely based on the Net Purchase Payments.

Enhancement True-Up is not available in New York.

GUARANTEED GROWTH AND INCOME BENEFIT RIDER: EXAMPLES FOR CONTRACTS PURCHASED PRIOR TO MARCH 15, 2013

GUARANTEED GROWTH AND INCOME BENEFIT RIDER: GUARANTEED GROWTH INCREASE IN THE DEFERRAL PHASE

Suppose on 01/01/2013 your Initial Purchase Payment is $100,000. You make an additional Purchase Payment on 03/15/2013 of $25,000, after which the Guaranteed Growth Base increases to $125,000. You also request an Early Access Withdrawal on 08/08/2013 of $10,000, which decreases the Guaranteed Growth Base to $115,000.

Guaranteed Growth Amount will be applied on the next Contract anniversary (01/01/2014) based on the daily values of the Guaranteed Growth Base during the Contract Year:

Number of days between 01/01/2013 and 03/15/2013:	73	Guaranteed Growth Base =	$100,000
Number of days between 03/15/2013 and 08/08/2013:	146	Guaranteed Growth Base =	$125,000
Number of days between 08/08/2013 through 12/31/2013:	146	Guaranteed Growth Base =	$115,000
Total number of days in 2013:	365

Guaranteed Growth Amount added to the Withdrawal Benefit Base on 01/01/2014 will be:

[(73  / 365)  *  $100,000  *  8%] + [(146 / 365)  * $125,000 * 8%] + [(146  / 365)  * $115,000  * 8%]  = $9,280

Guaranteed Growth Base will not increase on the anniversary (it may increase or decrease only as a result of additional Purchase Payments or Early Access Withdrawals).

Growth Rate varies in New York — please see “Appendix B: State Variations” for details.

GUARANTEED GROWTH AND INCOME BENEFIT RIDER: WITHDRAWAL BENEFIT BASE AT THE START OF LIFETIME WITHDRAWALS

At the time you decide to start the Lifetime Withdrawals under the Lifetime Withdrawal Guarantee, your Withdrawal Benefit Base will be set to the greater of the following:

1)	Contract Value

2)	Withdrawal Benefit Base including the Guaranteed Growth Amount prorated for the partial year.

Assumptions:

Rider Effective Date:	01/19/2011
Lifetime Withdrawals start on:	04/01/2012
Contract Value on 04/01/2012 (just prior to the withdrawal):	$109,500
Withdrawal Benefit Base on 01/19/2012:	$108,000
Annual Guaranteed Growth Amount:	$8,000

Last Contract Anniversary	Withdrawals Start	Days since last anniversary	Partial Year Factor	Annual Guaranteed Growth Amount	Guaranteed Growth Amount Prorated	Withdrawal Benefit Base	Withdrawal Benefit Base + Prorated Growth
1/19/2012	4/1/2012	73	0.2	$8,000	$1,600	$108,000	$109,600

Partial Year Factor is calculated by finding the number of days since the most recent Contract Anniversary and then dividing it by 365. If lifetime withdrawals start on 04/01/2012 (73 days after the most recent Contract Anniversary), the Partial Year Factor is equal to 73 / 365 = 0.20

Guaranteed Growth Amount prorated for partial year is then $8,000 * 0.20 = $1,600

Withdrawal Benefit Base including the Guaranteed Growth Amount for the partial year is $108,000 + $1,600 = $109,600.

This is greater than the Contract Value (just prior to the withdrawal), so your Withdrawal Benefit Base will be set to $109,600.

Growth Rate varies in New York — please see “Appendix B: State Variations” for details.

GUARANTEED GROWTH AND INCOME BENEFIT RIDER: AUTOMATIC ANNUAL STEP-UP OF WITHDRAWAL BENEFIT BASE IN THE DEFERRAL PHASE

Assumptions:

Initial Purchase Payment	$100,000
Additional Purchase Payments	None

Contract Anniversary	Contract Value	Guaranteed Growth Amount	Withdrawal Benefit Base before Step-Up	Withdrawal Benefit Base after Step-Up
1	$125,000.00	$8,000.00	$108,000.00	$125,000.00	Step-Up
2	$130,000.00	$8,000.00	$133,000.00	$133,000.00	No Step-Up
3	$135,000.00	$8,000.00	$141,000.00	$141,000.00	No Step-Up
4	$151,000.00	$8,000.00	$149,000.00	$151,000.00	Step-Up

On the Rider Effective Date, the Withdrawal Benefit Base is equal to the Initial Purchase Payment ($100,000). On the first Contract Anniversary, the Guaranteed Growth Amount of $8,000 is added to the Withdrawal Benefit Base ($100,000 + $8,000 = $108,000). The Withdrawal Benefit Base is then compared to the Contract Value for Step-Up Evaluation. Since the Contract Value is greater than the Withdrawal Benefit Base at this point ($125,000 > $108,000), an Automatic Annual Step-Up takes place, and the Withdrawal Benefit Base is set equal to the Contract Value ($125,000). On the next Contract Anniversary, the Guaranteed Growth Amount is added to the Withdrawal Benefit Base and then it’s evaluated for Step-Up: $125,000 + $8,000 = $133,000, Contract Value $130,000 < $133,000, so there is not Step-Up this year.

Growth Rate varies in New York – please see “Appendix B: State Variations” for details.

GUARANTEED GROWTH AND INCOME BENEFIT RIDER: RIDER CHARGE

Suppose a Single Life Guarantee is issued on 05/18/2011. Throughout the first Contract Year, the Rider Charge will be deducted on 08/17/2011, 11/17/2011, 02/17/2012, and 05/17/2012. Suppose the Withdrawal Benefit Base is $100,000 on 05/18/2011, and there are no withdrawals in the Contract Year. The amount of the charge deducted each quarter will then be $100,000 * (1.05% / 4) * (days in quarter / 91.25).

Suppose that there is no Step-Up on 05/18/2012, so the Withdrawal Benefit Base will be increased by the Guaranteed Growth: $100,000 + (8% x $100,000) = $108,000. In the second Contract Year, the amount of the charge deducted each quarter will then be $108,000 * (1.05% / 4) * (days in quarter / 91.25).

Date	Contract Year	Withdrawal Benefit Base	Quarterly Rider Charge
5/18/2012	1	$100,000.00
8/17/2012	1	$100,000.00	$264.66
11/17/2012	1	$100,000.00	$264.66
2/17/2013	1	$100,000.00	$264.66
5/17/2013	1	$100,000.00	$256.03
5/18/2013	2	$108,000.00
8/17/2013	2	$108,000.00	$285.83
11/17/2013	2	$108,000.00	$285.83
2/17/2014	2	$108,000.00	$285.83
5/17/2014	2	$108,000.00	$276.51

For example, there are 92 days between 5/18/2012 and 8/17/2012, so the Rider Charge for the 1st Contract Quarter will be * (1.05% / 4) * (92 / 91.25) = $264.66. There are only 89 days in the 4th quarter, so the charge will then be $100,000 * (1.05% / 4) * (89 / 91.25) = $256.03.

Growth Rate varies in New York — please see “Appendix B: State Variations” for details.

GUARANTEED GROWTH AND INCOME BENEFIT RIDER: ENHANCEMENT TRUE-UP

This Example illustrates how the Enhancement True-Up process works. Assume all Purchase Payments are made at the beginning of the Contract Year. The Enhancement True-Up Base and Withdrawal Benefit Base below are also values as of the beginning of the Contract Year.

Contract Year	Purchase Payment	Purchase Payment Enhancement	Contract Value Beginning- of-Year	Contract Value End- of-Year	Guaranteed Growth Amount	Enhancements > 36 months old	Enhancement True-Up Base	Withdrawal Benefit Base
1	$250,000	$12,500	$262,500	$262,500	$0	$0	$250,000	$250,000
2	$10,000	$500	$273,000	$273,000	$20,000	$0	$280,000	$280,000
3	$10,000	$500	$283,500	$338,500	$20,800	$0	$310,800	$310,800
4	$30,000	$1,500	$370,000	$395,000	$21,600	$12,500	$374,900	$374,900
5	$0	$0	$395,000	$424,500	$24,000	$500	$399,400	$399,400
6	$0	$0	$424,500	$449,000	$24,000	$500	$423,900	$424,500
7	$0	$0	$449,000	$469,000	$24,000	$1,500	$449,400	$449,400

Assumptions:

Purchase Payments:	$250,000 on Contract Date, $10,000 beginning of Contract Years 2 and 3, $30,000 beginning of Contract Year 4.

Withdrawals:	No Withdrawals

Contract Growth:	No growth in Contract Years 1 and 2, $55,000 in Contract Year 3, $25,000 in Contract Year 4, $29,500 in Contract Year 5, $24,500 in Contract Year 6.

Enhancement True-Up Base:

This value is used to determine whether the Withdrawal Benefit Base will receive an Enhancement True-Up. The Enhancement True-Up Base includes your Purchase Payments, Purchase Payment Enhancements more than 36 months old, and the Guaranteed Growth Amounts:

CY1	Enhancement True-Up Base is equal to your initial Purchase Payment at Contract Issue = $250,000. Purchase Payment Enhancement of $12,500 is included in the Contract Value, but not in the Enhancement True-up Base, because it is not yet 36 months old.

CY2	On first anniversary, Guaranteed Growth Amount and another Purchase Payment are added to Enhancement True-Up Base: $250,000 + $20,000 + $ 10,000 = $280,000. Purchase Payment Enhancements from CY 1 or CY 2 are not included, because they are not yet 36 months old.

CY3	On the second Contract Anniversary (beginning of Contract Year 3), Guaranteed Growth Amount and Purchase Payment are again added to the Enhancement True-Up Base: $280,000 + $20,800 + $10,000 = $310,800. Purchase Payment Enhancements are not yet 36 months old.

CY4	On the third Contract Anniversary (beginning of Contract Year 4), Guaranteed Growth Amount and Purchase Payment are added to the Enhancement True-Up Base, as well as the Purchase Payment Enhancement from the initial Purchase Payment, which is now 36 months old: $310,800 + $21,600 + $30,000 + $12,500 = $374,900.

CY5	Guaranteed Growth is added to Withdrawal Benefit Base, there are no Purchase Payments this year, but the Purchase Payment Enhancement from the Purchase Payment made in Contract Year 2 is now 36 months old, so it is added to the Enhancement True-Up Base: $374,900 + $24,000 + $500 = $399,400.

CY6	Guaranteed Growth is added to Withdrawal Benefit Base, there are no Purchase Payments this year, but the Purchase Payment Enhancement from the Purchase Payment made in Contract Year 3 is now 36 months old, so it is added to the Enhancement True-Up Base: $399,400 + $24,000 + $500 = $423,900.

CY7	Guaranteed Growth is added to Withdrawal Benefit Base, there are no Purchase Payments this year, but the Purchase Payment Enhancement from the Purchase Payment made in Contract Year 4 is now 36 months old, so it is added to the Enhancement True-Up Base: $423,900+ $24,000 + $1,500 = $449,400.

Enhancement True-Up Comparison:

Contract Year 4 (BOP)

The first Enhancement True-Up evaluation takes place in the beginning of Contract Year 4. Withdrawal Benefit Base as of the end of Contract Year 3 is $310,800.

Step 1-2:	Purchase Payments and the Guaranteed Growth Amount are added to this WBB: $310,000 + $30,000 + $21,600 = $361,600

Step 3:	WBB is evaluated for Step-Up by comparing to the Contract Value (BOP): $361,600 < $370,000 , so WBB Steps-Up to $370,000. Guaranteed Growth Period is reset.

Step 4:	WBB is evaluated for Enhancement True-Up by comparing to the Enhancement True-Up Base: $370,000 < $374,900, so WBB receives an Enhancement True-Up and is set equal to $374,900

Contract Year 5 (BOP)

On the next Contract Anniversary (beginning of Contract Year 5), the same process takes place. Withdrawal Benefit Base at the end of Contract Year 4 is $374,900.

Step 1-2:	Guaranteed Growth Amount is added to this WBB: $374,900 + $24,000 = $398,900

Step 3:	WBB is evaluated for Step-Up by comparing to the Contract Value: $398,900 > $395,000, no Step-Up.

Step 4:	WBB is evaluated for Enhancement True-Up by comparing to the Enhancement True-Up Base: $398,900 < $399,400, so WBB receives an Enhancement True-Up and is set equal to $399,400

Contract Year 6 (BOP)

On the next Contract Anniversary (beginning of Contract Year 6), the same process takes place. Withdrawal Benefit Base at the end of Contract Year 5 is $399,400.

Step 1-2:	Guaranteed Growth Amount is added to this WBB: $399,400 + $24,000 = $423,400

Step 3:	WBB is evaluated for Step-Up by comparing to the Contract Value: $423,400 < $424,500, Step-Up takes place and WBB = $424,500

Step 4:	WBB is evaluated for Enhancement True-Up by comparing to the Enhancement True-Up Base: $424,500 > $ 423,900, so there is no Enhancement True-Up.

Contract Year 7 (BOP)

On the next Contract Anniversary (beginning of Contract Year 7), the same process takes place. Withdrawal Benefit Base at the end of Contract Year 6 is $424,500.

Step 1-2:	Guaranteed Growth Amount is added to this WBB: $424,500 + $24,000 = $448,500

Step 3:	WBB is evaluated for Step-Up by comparing to the Contract Value: $448,500 < $449,000, Step-Up takes place and WBB = $449,000

Step 4:	$449,000 < $449,400, so Enhancement True-Up also takes place and WBB = $449,400.

Note that the Guaranteed Growth Amount will not be increased for any Purchase Payment Enhancements. It is solely based on the Net Purchase Payments.

Enhancement True-Up is not available in New York.

GUARANTEED GROWTH AND INCOME BENEFIT RIDER: EXAMPLES APPLY TO GUARANTEED GROWTH AND INCOME BENEFIT CONTRACTS PURCHASED PRIOR TO MARCH 15, 2013, AS WELL AS GUARANTEED GROWTH AND INCOME BENEFIT II CONTRACTS PURCHASED AFTER MARCH 15, 2013

GUARANTEED GROWTH AND INCOME BENEFIT RIDER: EXCESS WITHDRAWALS

Assume that you are in the Withdrawal Phase under the Guaranteed Growth and Income Benefit Rider. A Guaranteed Annual Withdrawal Amount is calculated which you can withdraw without affecting your Withdrawal Benefit Base. This example overviews what happens when you take a withdrawal that is above the Guaranteed Annual Withdrawal Amount.

Assumptions:

Rider Effective Date:	01/01/2012
Withdrawal Benefit Base on 01/01/2012:	$200,000
Contract Value on 04/01/2012 (immediately prior to withdrawal):	$150,000
Guaranteed Annual Withdrawal Amount for 2012:	$10,000

Suppose on 04/01/2012, you take a withdrawal of $15,000. This is in excess of the Guaranteed Annual Withdrawal Amount by $15,000 – $10,000 = $5,000

Effect on Withdrawal Benefit Base

Excess Withdrawals reduce the Withdrawal Benefit Base by the greater of (a) and (b) where:

(a)	is the Excess Withdrawal Amount

(b)	is the Excess Withdrawal Amount multiplied by the ratio of (1) and (2) where:

(1)	is the Withdrawal Benefit Base just prior to the Excess Withdrawal, and

(2)	is the greater of zero and the difference between (i) and (ii) where:

(i)	is the Contract Value immediately prior to the withdrawal, and

(ii)	is the Guaranteed Annual Withdrawal Amount remaining prior to the withdrawal.

(a) = $5,000

(b)  = $5,000 * ((1) $200,000 / ((2)max(0)(i)$150,000 – (ii)$10,000)) = $500,000 * ($200,000 / $140,000) = $7,142.86

In this case, (b) = $7,142.86 is greater than (a) = $5,000. Therefore, the Withdrawal Benefit Base will be reduced to $200,000 – $7,142.86 = $192,857.14. The Contract Value reduces to $150,000 – $15,000 = $135,000.

Effect on Enhanced Death Benefit Base

Suppose at the time of the withdrawal described above, the Enhanced Death Benefit Base is $200,000. The Enhanced Death Benefit Base is reduced for the total amount of the withdrawal by the greater of (a) and (b), where:

(a)	is the withdrawal amount, and

(b)	is withdrawal amount multiplied by the ratio of (1) and (2) where:

(1)	is the Enhanced Death Benefit Base immediately prior to the withdrawal, and

(2)	is the Contract Value immediately prior to the withdrawal

(a)  = $15,000

(b)  = $15,000 * ((1)$200,000 / (2)$150,000) = $20,000

In this case, (b) = $20,000 is greater than (a) = $15,000. Therefore, the Enhanced Death Benefit Base will be reduced to $200,000 – $20,000 = $180,000. The Contract Value reduces to $150,000 – $15,000 = $135,000.

RMD AND SURRENDER CHARGES / FREE WITHDRAWAL

Assume there is a single Initial Purchase Payment made on 01/01/2012 of $100,000.

The contract is now in its second Contract Year. The Free Withdrawal Amount is currently 10% of Total Purchase Payments:

Free Withdrawal Amount = 10% x $100,000 = $10,000

Suppose your Required Minimum Distribution for 2013 is calculated and is $15,000. On 04/01/2013 you make a $15,000 withdrawal directed as an RMD Withdrawal. The RMD Withdrawal exceeds the Free Withdrawal Amount by $5,000. However, there is no Surrender Charge imposed upon withdrawals taken to satisfy Required Minimum Distributions, even if this amount exceeds the Free Withdrawal Amount. Therefore, there is no Surrender Charge on the withdrawal.

RMD AND GUARANTEED GROWTH AND INCOME BENEFIT RIDER

Assume that you are in the Withdrawal Phase under the Guaranteed Growth and Income Benefit Rider. During the Withdrawal Phase, a Guaranteed Annual Withdrawal Amount is calculated every Contract Year, and allows you to take withdrawals up to that amount without affecting your Withdrawal Benefit Base.

Assumptions:

Rider Effective Date:	01/01/2012
Withdrawal Benefit Base on 01/01/2013:	$200,000
Contract Value on 04/01/2013:	$150,000
Guaranteed Annual Withdrawal Amount for 2013:	$10,000

Suppose your Required Minimum Distribution for 2013 is calculated and is $15,000. On 04/01/2013 you take a $15,000 withdrawal directed as an RMD Withdrawal. RMD withdrawals are subject to more favorable Excess Withdrawal treatment:

•	If the RMD amount is greater than the Guaranteed Annual Withdrawal Amount:

•	Withdrawal Benefit Base will not be reduced for withdrawals up to the RMD amount;

•	Withdrawals in excess of RMD Amount will be treated as Excess Withdrawals.

In this case, the RMD withdrawal is greater than the Guaranteed Annual Withdrawal Amount. However, because this is an RMD withdrawal, there is no Excess Withdrawal. The Withdrawal Benefit Base is not reduced and remains at $200,000. Contract Value reduces to $150,000 – $15,000 = $135,000.

RMD AND ENHANCED DEATH BENEFIT

Assume that your contract has an Enhanced Death Benefit Rider attached to it.

Assumptions:

Rider Effective Date:	01/01/2012
Enhanced Death Benefit Base on 01/01/2013 (immediately prior to withdrawal):	$200,000
Contract Value on 04/01/2013:	$150,000

Suppose your Required Minimum Distribution for 2013 is calculated and is $15,000. On 04/01/2013 you make a $15,000 withdrawal directed as an RMD Withdrawal. There is no special treatment of Required Minimum Distributions under the Enhanced Death Benefit Rider. The Enhanced Death Benefit Base is reduced for the total amount of the withdrawal by the greater of (a) and (b), where:

(a)	is the withdrawal amount, and

(b)	is withdrawal amount multiplied by the ratio of (1) and (2) where:

(1)	is the Enhanced Death Benefit Base immediately prior to the withdrawal, and

(2)	is the Contract Value immediately prior to the withdrawal

(a) = $15,000

(b) = $15,000 * ((1)$200,000 / (2)$150,000) = $20,000

In this case, (b) = $20,000 is greater than (a) = $15,000. Therefore, the Enhanced Death Benefit Base will be reduced to $200,000 – $20,000 = $180,000. The Contract Value reduces to $150,000 – $15,000 = $135,000.

GUARANTEED MINIMUM ACCUMULATION BENEFIT

Effect of Subsequent Purchase Payments on Guaranteed Minimum Accumulation Benefit

Suppose your benefit is issued on 2/15/2011 and your benefit period is ten years. Any Purchase Payment received between 2/15/2011 and 2/14/2012 will be added to Guaranteed Minimum Accumulation Benefit Base dollar-for-dollar. Any Purchase Payment received on or after 2/15/2012 will not be added to Guaranteed Minimum Accumulation Benefit Base.

If step-up option is not exercised, and you decide to renew your benefit for another ten years on 2/15/2021, any Purchase Payment received between 2/15/2021 and 2/14/2022 will be added to Guaranteed Minimum Accumulation Benefit Base dollar-for-dollar. Any Purchase Payment received on or after 2/15/2022 will not be added to Guaranteed Minimum Accumulation Benefit Base.

Effect of Withdrawals on Guaranteed Minimum Accumulation Benefit

The Guaranteed Minimum Accumulation Benefit Base will be reduced by the withdrawal in a proportional manner. The reductions in the Guaranteed Minimum Accumulation Benefit Base occur as of the date of each applicable withdrawal. The proportional reduction, which is subtracted from the Guaranteed Minimum Accumulation Benefit base immediately prior to the withdrawal, is determined by multiplying (i) and (ii) where:

(i)	is the Guaranteed Minimum Accumulation Benefit immediately prior to the withdrawal, and

(ii)	is a ratio of the current withdrawal amount to the Contract Value immediately prior to the withdrawal.

Example: Assume there is a single $7,500 withdrawal during a Contract Year. Suppose that the Contract Value and Guaranteed Minimum Accumulation Benefit Base just prior to the withdrawal are $110,000 and $100,000 respectively.

The Guaranteed Minimum Accumulation Benefit Base will be reduced by the following amount:

Guaranteed Minimum Accumulation Benefit Base x (Withdrawal/Contract Value) = $100,000 x ($7,500/$110,000) = $6,818.18

If the Contract Value just before the $7,500 withdrawal was $90,000, the reduction to the Guaranteed Minimum Accumulation Benefit Base would be as follows:

Guaranteed Minimum Accumulation Benefit Base x (Withdrawal/Contract Value) = $100,000 x ($7,500/$90,000) = $8,333.33

APPENDIX B: STATE VARIATIONS

Following is the summary of state variations for Smart Foundation Variable Annuity. This list includes only the variations that have the most impact on the features and benefits of your Contract, and is not meant to be comprehensive. Information contained below is subject to change without notice based on state approvals of the contract. Please refer to your contract for specific information

CALIFORNIA

Section 1.3. Right to Review the Contract has been modified to read as follows:

The Contract Owner may cancel this contract within ten days after its receipt. If this contract is a Replacement Contract it may be cancelled by returning it within 30 days after it is received by the Contract Owner. In either situation, simply return or mail it to the Company or the representative through whom it was purchased. The Company will refund the Contract Value and policy fees, if any, as of the time notification is received.

Section 3.1 Transaction Charges:

The Premature Withdrawal Charge will not be assessed in California.

Section 4.3. Waiver of Surrender Charges / Medically Related Withdrawal provision has been revised to read as follows:

You may request the waiver of Surrender Charges for your Medically Related Withdrawal of all or part of your Contract Value if certain medically related contingencies occur. The waiver of Surrender Charges is available if, while the contract is in force, the Contract Owner (or Annuitant for entity-owned Contracts) is first diagnosed as having a fatal injury or illness (an injury or illness expected to result in death within 2 years for 80% of diagnosed cases).

Waiver of Surrender Charges under confinement to a medical care facility is not permitted in California.

Section 4.3. Waiver of Surrender Charges / Disability Related Withdrawal provision has been revised to read as follows:

You may request the waiver of Surrender Charges for your Disability Related Withdrawal of all or part of your Contract Value if:

(1)	The Contract Owner (or Annuitant for entity-owned Contracts) has a disability that renders one unable to perform with reasonable continuity the substantial and material acts necessary to pursue his usual occupation in the usual or customary way or to engage with reasonable continuity in another occupation in which he could reasonably be expected to perform satisfactorily in light of his age, education, training, experience, station in life, physical and mental capacity, and

(2)	The disability began after the Contract Date, and

(3)	The disability has continued without interruption for four months.

Section 8.13. Termination of the Enhanced Death Benefit Rider:

Rider will not terminate upon assignment or a change of ownership. Upon assignment or a change in ownership of the Contract, features and benefits of the Rider will continue to be based upon the age/lifetime of the Covered Life(ves) designated in the Contract.

Section 9.16. Termination of the Guaranteed Growth and Income Benefit Rider:

Rider will not terminate upon assignment or a change of ownership. Upon assignment or a change in ownership of the Contract, features and benefits of the Rider will continue to be based upon the age/lifetime of the Covered Life(ves) designated in the Contract.

CONNECTICUT

Fee Tables (Contract Owner Transaction Expenses):

Surrender Charge schedule for Smart Foundation Plus Base Contract Option varies in Connecticut (see section 3.1 below).

Section 1.5. Base Contract Options (Can I Keep My Purchase Payment Enhancements?):

Purchase Payment Enhancements will only be forfeited in Connecticut if you cancel your Contract during the “Right to Review” period described in your Contract.

Section 3.1 Transaction Charges:

Surrender Charge schedule for Smart Foundation Plus Base Contract Option in Connecticut is as follows:

Number of full years since Purchase Payment	Applicable Surrender Charge
Smart Foundation Plus Base Contract Option
0	10.0%
1	9.0%
2	8.0%
3	7.0%
4	6.0%
5	5.0%
6	4.0%
7	3.0%
8	2.0%
9	0.0%

The Premature Withdrawal Charge will not be assessed in Connecticut.

Section 4.3 Waiver of Surrender Charges:

Waiver of Surrender Charges for Disability Related Withdrawals is not available in Connecticut.

Term “Medically Related Withdrawal” is replaced with “Waiver of Surrender Charges.” Provisions of the Section are changed as follows:

You may request the waiver of Surrender Charge of all or part of your Contract Value if either of the following events occurs:

(1)	The Contract Owner (or Annuitant for entity-owned Contracts) is first confined to a hospital or nursing facility while this Contract is in force and remains confined for at least 90 days in a row.

(2)	The Contract Owner (or Annuitant for entity-owned Contracts) is diagnosed by a licensed physician with a fatal illness (an illness expected to result in death within 2 years) while this Contract is in force.

Section 5.1. Death before Annuity Date:

Purchase Payment Enhancement will not be forfeited from the Contract Value component of the Standard Death Benefit, or from the Contract Value payable upon death of a Contract Owner, in Connecticut.

Section 8.13. Termination of the Enhanced Death Benefit Rider:

Rider will terminate upon a change of ownership only when the Contract Owner is also the Covered Life under the Rider. Upon assignment or a change in ownership of the Contract, features and benefits of the Rider will continue to be based upon the age/lifetime of the Covered Life(ves) designated in the Contract.

Section 9.16. Termination of the Guaranteed Growth and Income Benefit Rider:

Rider will terminate upon a change of ownership only when the Contract Owner is also the Covered Life under the Rider. Upon assignment or a change in ownership of the Contract, features and benefits of the Rider will continue to be based upon the age/lifetime of the Covered Life(ves) designated in the Contract.

FLORIDA

Section 1.3. Right to Review the Contract has been modified to read as follows:

You may cancel the Contract within 14 days (21 days for Contract Owners age 65 and older) after its receipt. Simply return or mail it to the Company or the representative through whom it was purchased. The company will refund an amount equal to the cash surrender value plus any fees or charges deducted from the purchase payments.

Section 3.1 Transaction Charges:

The Premature Withdrawal Charge will not be assessed after the 10th Contract Year.

Section 6.4. What happens on the Annuity Date?:

A notification that an Annuity Option must be selected will be sent to you 60 days prior to your Annuity Date. You must select an Annuity Option and notify us of your election at least 30 days prior to the Annuity DateAnnuity Date. In the event no response is received from you, and you did not specify an Annuity Option, the Contract Value will be annuitized on the Annuity Date based on an applicable default option.

If the Annuity Date is less than the maximum maturity date, the Annuity Date will not be changed to the maximum maturity date allowed by the state.

Section 8.13. Termination of the Enhanced Death Benefit Rider:

Rider will not terminate upon assignment or a change of ownership. Upon assignment or a change in ownership of the Contract, features and benefits of the Rider will continue to be based upon the age/lifetime of the Covered Life(ves) designated in the Contract.

Section 9.16. Termination of the Guaranteed Growth and Income Benefit Rider:

Rider will not terminate upon assignment or a change of ownership. Upon assignment or a change in ownership of the Contract, features and benefits of the Rider will continue to be based upon the age/lifetime of the Covered Life(ves) designated in the Contract.

NEW YORK

Section 1.3. Right to Review the Contract has been modified to read as follows:

You may cancel the Contract within 10 days after its receipt. Simply return or mail it to the Company or the representative through whom it was purchased, along with a written request to cancel the Contract based on this provision. The Company will refund any purchase payments made.

Section 2.2. The Fixed Account:

Fixed Interest Options are not available in New York.

Section 3.1. Transaction Charges:

Premature Withdrawal Charge does not apply in New York.

Section 3.2. Periodic Charges:

The Rider Charge for Guaranteed Growth and Income Benefit Contacts purchased prior to March 15, 2013, in New York is 1.05% for a Single or Joint Life Guarantee.

Section 4.1. Ways to Access Your Money:

Withdrawals Treated as Surrenders:

In some circumstances, we reserve the right to treat your withdrawal as a full surrender, or to initiate a payment of the Contract Value to you. This will cause your Contract and any optional benefits to terminate.

We also reserve the right to terminate the Contract and any applicable Death Benefit by initiating a payment of the Contract Value to you, if there is no Purchase Payment activity during the three most recent Contract Years, and the Contract Value is less than $2,000.

Minimum Remaining Balance (described under “Withdrawals Treated as Surrenders” and “Partial Withdrawal” subsections of section 4.1) in New York is as follows:

Base Contract Option	Minimum Remaining Balance (after withdrawal)
Smart Foundation	$2,000
Smart Foundation Flex	$2,000
Smart Foundation Plus	$2,000

Section 5.1. Death before Annuity Date:

Purchase Payment Enhancement will not be forfeited from the Contract Value component of the Standard Death Benefit, or from the Contract Value payable upon death of a Contract Owner, in New York.

Section 6.6. Annuity Payments:

The Contract Value on the day immediately preceding the Annuity Date will be used to determine the Annuity Payment. If your Contract Value to be applied to the selected Annuity Option on the Annuity Date is less than $2,000, or would provide an income the initial amount of which is less than $20 per month, we may pay you such amount in a lump sum.

The annuity benefits at the time of their commencement will not be less than those that would be provided by the application of the greater of the Surrender Value and 95% of the Contract Value to purchase a single premium immediate annuity contract at purchase rates offered by the company at the time to the same class of annuitants.

Section 8.5 Smart Foundation Plus Base Contract Option and the Enhanced Death Benefit Base

The Enhanced Death Benefit Base Enhancement True-Up feature is not available in New York.

Section 9.4. Withdrawal Benefit Base (Guaranteed Growth and Income Benefit):

Growth Rate is 7% in New York for Guaranteed Growth and Income Benefit Contracts purchased prior to March 15, 2013.

Section 9.5 Smart Foundation Plus Base Contract Option and the Guaranteed Growth and Income Benefit Rider

The Withdrawal Benefit Base Enhancement True-Up feature is not available in New York.

Section 9.6. Rider Charge:

The Rider Charge for Guaranteed Growth and Income Benefit Contacts purchased prior to March 15, 2013 is 1.05% for a Single or Joint Life Guarantee.

Section 9.8. Withdrawal Options under the Rider (Guaranteed Growth and Income Benefit):

Age-Banded Lifetime Withdrawal Rates in New York for Guaranteed Growth and income Benefit Contracts purchased prior to March 15, 2013 are:

Actual Age at the start of Withdrawal Phase		Lifetime Withdrawal Rate (Single)	Lifetime Withdrawal Rate (Joint)
At Least	But Less Than
55	65	4.00%	3.50%
65	75	5.00%	4.50%
75 and over		6.00%	5.50%

For a Single Life Guarantee, the Lifetime Withdrawal Rate is based on the Actual Age of the Covered Life at the time you exercise the Lifetime Withdrawal Guarantee. For a Joint Life Guarantee, the Lifetime Withdrawal Rate is based on the Actual Age of the younger Covered Life at the time you exercise the Lifetime Withdrawal Guarantee.

Section 9.13. What Happens on Annuity Date?:

An annuitization option must be selected at least 30 days prior to the Annuity Date. If the Rider is in effect when the maximum maturity date has been reached, and an annuitization option was not specified by the Contract Owner, the Contract will be annuitized at the default option offered by the contract or under the conditions of the Rider, whichever is greater.

APPENDIX C: ACCUMULATION UNIT VALUES

This Appendix contains tables that show Accumulation Unit values and the number of Accumulation Units outstanding for each of the Subaccounts of the Separate Account. The financial data included in the tables should be read in conjunction with the financial statements and the related notes of the Separate Account that are included in the Statement of Additional Information.

SMART FOUNDATION FLEX

PENN SERIES MONEY MARKET FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

Year Ended December 31,
2012(a)
Accumulation Unit Value, beginning of period	$10.00
Accumulation Unit Value, end of period	$9.840
Number of Accumulation Units outstanding, end of period	43,568

(a)	For the period January 6, 2008 (date Subaccount was established) through December 31, 2012.

PENN SERIES LIMITED MATURITY BOND FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

Year Ended December 31,
2012(a)
Accumulation Unit Value, beginning of period	$10.00
Accumulation Unit Value, end of period	$9.899
Number of Accumulation Units outstanding, end of period	339,691

(a)	For the period January 6, 2008 (date Subaccount was established) through December 31, 2012.

PENN SERIES QUALITY BOND FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

Year Ended December 31,
2012(a)
Accumulation Unit Value, beginning of period	$10.00
Accumulation Unit Value, end of period	$10.180
Number of Accumulation Units outstanding, end of period	506,724

(a)	For the period January 6, 2008 (date Subaccount was established) through December 31, 2012.

PENN SERIES HIGH YIELD BOND FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

Year Ended December 31,
2012(a)
Accumulation Unit Value, beginning of period	$10.00
Accumulation Unit Value, end of period	$11.170
Number of Accumulation Units outstanding, end of period	159,243

(a)	For the period January 6, 2008 (date Subaccount was established) through December 31, 2012.

PENN SERIES FLEXIBLY MANAGED FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

Year Ended December 31,
2012(a)
Accumulation Unit Value, beginning of period	$10.00
Accumulation Unit Value, end of period	$11.157
Number of Accumulation Units outstanding, end of period	3,739,118

(a)	For the period January 6, 2008 (date Subaccount was established) through December 31, 2012.

PENN SERIES BALANCED FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

Year Ended December 31,
2012(a)
Accumulation Unit Value, beginning of period	$10.00
Accumulation Unit Value, end of period	$10.771
Number of Accumulation Units outstanding, end of period	83,006

(a)	For the period January 6, 2008 (date Subaccount was established) through December 31, 2012.

PENN SERIES LARGE GROWTH STOCK FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

Year Ended December 31,
2012(a)
Accumulation Unit Value, beginning of period	$10.00
Accumulation Unit Value, end of period	$11.473
Number of Accumulation Units outstanding, end of period	205,906

(a)	For the period January 6, 2008 (date Subaccount was established) through December 31, 2012.

PENN SERIES LARGE CAP GROWTH FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

Year Ended December 31,
2012(a)
Accumulation Unit Value, beginning of period	$10.00
Accumulation Unit Value, end of period	$10.616
Number of Accumulation Units outstanding, end of period	38,190

(a)	For the period January 6, 2008 (date Subaccount was established) through December 31, 2012.

PENN SERIES LARGE CORE GROWTH FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

Year Ended December 31,
2012(a)
Accumulation Unit Value, beginning of period	$10.00
Accumulation Unit Value, end of period	$11.187
Number of Accumulation Units outstanding, end of period	23,054

(a)	For the period January 6, 2008 (date Subaccount was established) through December 31, 2012.

PENN SERIES LARGE CAP VALUE FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

Year Ended December 31,
2012(a)
Accumulation Unit Value, beginning of period	$10.00
Accumulation Unit Value, end of period	$10.935
Number of Accumulation Units outstanding, end of period	88,514

(a)	For the period January 6, 2008 (date Subaccount was established) through December 31, 2012.

PENN SERIES LARGE CORE VALUE FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

Year Ended December 31,
2012(a)
Accumulation Unit Value, beginning of period	$10.00
Accumulation Unit Value, end of period	$11.172
Number of Accumulation Units outstanding, end of period	94,911

(a)	For the period January 6, 2008 (date Subaccount was established) through December 31, 2012.

PENN SERIES INDEX 500 FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

Year Ended December 31,
2012(a)
Accumulation Unit Value, beginning of period	$10.00
Accumulation Unit Value, end of period	$11.188
Number of Accumulation Units outstanding, end of period	368,487

(a)	For the period January 6, 2008 (date Subaccount was established) through December 31, 2012.

PENN SERIES MID CAP GROWTH FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

Year Ended December 31,
2012(a)
Accumulation Unit Value, beginning of period	$10.00
Accumulation Unit Value, end of period	$10.209
Number of Accumulation Units outstanding, end of period	86,750

(a)	For the period January 6, 2008 (date Subaccount was established) through December 31, 2012.

PENN SERIES MID CAP VALUE FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

Year Ended December 31,
2012(a)
Accumulation Unit Value, beginning of period	$10.00
Accumulation Unit Value, end of period	$11.189
Number of Accumulation Units outstanding, end of period	124,434

(a)	For the period January 6, 2008 (date Subaccount was established) through December 31, 2012.

PENN SERIES MID CORE VALUE FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

Year Ended December 31,
2012(a)
Accumulation Unit Value, beginning of period	$10.00
Accumulation Unit Value, end of period	$11.028
Number of Accumulation Units outstanding, end of period	48,963

(a)	For the period January 6, 2008 (date Subaccount was established) through December 31, 2012.

PENN SERIES SMID CAP GROWTH FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

Year Ended December 31,
2012(a)
Accumulation Unit Value, beginning of period	$10.00
Accumulation Unit Value, end of period	$11.246
Number of Accumulation Units outstanding, end of period	68,077

(a)	For the period January 6, 2008 (date Subaccount was established) through December 31, 2012.

PENN SERIES SMID CAP VALUE FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

Year Ended December 31,
2012(a)
Accumulation Unit Value, beginning of period	$10.00
Accumulation Unit Value, end of period	$11.536
Number of Accumulation Units outstanding, end of period	44,135

(a)	For the period January 6, 2008 (date Subaccount was established) through December 31, 2012.

PENN SERIES SMALL CAP GROWTH FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

Year Ended December 31,
2012(a)
Accumulation Unit Value, beginning of period	$10.00
Accumulation Unit Value, end of period	$10.167
Number of Accumulation Units outstanding, end of period	38,404

(a)	For the period January 6, 2008 (date Subaccount was established) through December 31, 2012.

PENN SERIES SMALL CAP VALUE FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

Year Ended December 31,
2012(a)
Accumulation Unit Value, beginning of period	$10.00
Accumulation Unit Value, end of period	$11.297
Number of Accumulation Units outstanding, end of period	119,270

(a)	For the period January 6, 2008 (date Subaccount was established) through December 31, 2012.

PENN SERIES SMALL CAP INDEX FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

Year Ended December 31,
2012(a)
Accumulation Unit Value, beginning of period	$10.00
Accumulation Unit Value, end of period	$11.237
Number of Accumulation Units outstanding, end of period	124,771

(a)	For the period January 6, 2008 (date Subaccount was established) through December 31, 2012.

PENN SERIES DEVELOPED INTERNATIONAL INDEX FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

Year Ended December 31,
2012(a)
Accumulation Unit Value, beginning of period	$10.00
Accumulation Unit Value, end of period	$11.626
Number of Accumulation Units outstanding, end of period	160,772

(a)	For the period January 6, 2008 (date Subaccount was established) through December 31, 2012.

PENN SERIES INTERNATIONAL EQUITY FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

Year Ended December 31,
2012(a)
Accumulation Unit Value, beginning of period	$10.00
Accumulation Unit Value, end of period	$11.932
Number of Accumulation Units outstanding, end of period	147,139

(a)	For the period January 6, 2008 (date Subaccount was established) through December 31, 2012.

PENN SERIES EMERGING MARKETS EQUITY FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

Year Ended December 31,
2012(a)
Accumulation Unit Value, beginning of period	$10.00
Accumulation Unit Value, end of period	$11.719
Number of Accumulation Units outstanding, end of period	188,537

(a)	For the period January 6, 2008 (date Subaccount was established) through December 31, 2012.

PENN SERIES REAL ESTATE SECURITIES FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

Year Ended December 31,
2012(a)
Accumulation Unit Value, beginning of period	$10.00
Accumulation Unit Value, end of period	$11.463
Number of Accumulation Units outstanding, end of period	124,297

(a)	For the period January 6, 2008 (date Subaccount was established) through December 31, 2012.

PENN SERIES AGGRESIVE ALLOCATION FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

Year Ended December 31,
2012(a)
Accumulation Unit Value, beginning of period	$10.00
Accumulation Unit Value, end of period	$11.250
Number of Accumulation Units outstanding, end of period	65,901

(a)	For the period January 6, 2008 (date Subaccount was established) through December 31, 2012.

PENN SERIES MODERATELY AGGRESSIVE ALLOCATION FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

Year Ended December 31,
2012(a)
Accumulation Unit Value, beginning of period	$10.00
Accumulation Unit Value, end of period	$11.089
Number of Accumulation Units outstanding, end of period	408,554

(a)	For the period January 6, 2008 (date Subaccount was established) through December 31, 2012.

PENN SERIES MODERATE ALLOCATION FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

Year Ended December 31,
2012(a)
Accumulation Unit Value, beginning of period	$10.00
Accumulation Unit Value, end of period	$10.844
Number of Accumulation Units outstanding, end of period	1,110,421

(a)	For the period January 6, 2008 (date Subaccount was established) through December 31, 2012.

PENN SERIES MODERATELY CONSERVATIVE ALLOCATION FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

Year Ended December 31,
2012(a)
Accumulation Unit Value, beginning of period	$10.00
Accumulation Unit Value, end of period	$10.608
Number of Accumulation Units outstanding, end of period	153,234

(a)	For the period January 6, 2008 (date Subaccount was established) through December 31, 2012.

PENN SERIES CONSERVATIVE ALLOCATION FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

Year Ended December 31,
2012(a)
Accumulation Unit Value, beginning of period	$10.00
Accumulation Unit Value, end of period	$10.350
Number of Accumulation Units outstanding, end of period	97,430

(a)	For the period January 6, 2008 (date Subaccount was established) through December 31, 2012.

SMART FOUNDATION PLUS

PENN SERIES MONEY MARKET FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

Year Ended December 31,
2012(a)
Accumulation Unit Value, beginning of period	$10.00
Accumulation Unit Value, end of period	$9.845
Number of Accumulation Units outstanding, end of period	44,834

(a)	For the period January 6, 2008 (date Subaccount was established) through December 31, 2012.

PENN SERIES LIMITED MATURITY BOND FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

Year Ended December 31,
2012(a)
Accumulation Unit Value, beginning of period	$10.00
Accumulation Unit Value, end of period	$9.904
Number of Accumulation Units outstanding, end of period	41,116

(a)	For the period January 6, 2008 (date Subaccount was established) through December 31, 2012.

PENN SERIES QUALITY BOND FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

Year Ended December 31,
2012(a)
Accumulation Unit Value, beginning of period	$10.00
Accumulation Unit Value, end of period	$10.185
Number of Accumulation Units outstanding, end of period	771,507

(a)	For the period January 6, 2008 (date Subaccount was established) through December 31, 2012.

PENN SERIES HIGH YIELD BOND FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

Year Ended December 31,
2012(a)
Accumulation Unit Value, beginning of period	$10.00
Accumulation Unit Value, end of period	$11.175
Number of Accumulation Units outstanding, end of period	153,221

(a)	For the period January 6, 2008 (date Subaccount was established) through December 31, 2012.

PENN SERIES FLEXIBLY MANAGED FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

Year Ended December 31,
2012(a)
Accumulation Unit Value, beginning of period	$10.00
Accumulation Unit Value, end of period	$11.162
Number of Accumulation Units outstanding, end of period	1,903,622

(a)	For the period January 6, 2008 (date Subaccount was established) through December 31, 2012.

PENN SERIES BALANCED FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

Year Ended December 31,
2012(a)
Accumulation Unit Value, beginning of period	$10.00
Accumulation Unit Value, end of period	$10.776
Number of Accumulation Units outstanding, end of period	55,970

(a)	For the period January 6, 2008 (date Subaccount was established) through December 31, 2012.

PENN SERIES LARGE GROWTH STOCK FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

Year Ended December 31,
2012(a)
Accumulation Unit Value, beginning of period	$10.00
Accumulation Unit Value, end of period	$11.478
Number of Accumulation Units outstanding, end of period	138,359

(a)	For the period January 6, 2008 (date Subaccount was established) through December 31, 2012.

PENN SERIES LARGE CAP GROWTH FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

Year Ended December 31,
2012(a)
Accumulation Unit Value, beginning of period	$10.00
Accumulation Unit Value, end of period	$10.621
Number of Accumulation Units outstanding, end of period	10,773

(a)	For the period January 6, 2008 (date Subaccount was established) through December 31, 2012.

PENN SERIES LARGE CORE GROWTH FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

Year Ended December 31,
2012(a)
Accumulation Unit Value, beginning of period	$10.00
Accumulation Unit Value, end of period	$11.192
Number of Accumulation Units outstanding, end of period	13,179

(a)	For the period January 6, 2008 (date Subaccount was established) through December 31, 2012.

PENN SERIES LARGE CAP VALUE FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

Year Ended December 31,
2012(a)
Accumulation Unit Value, beginning of period	$10.00
Accumulation Unit Value, end of period	$10.941
Number of Accumulation Units outstanding, end of period	53,669

(a)	For the period January 6, 2008 (date Subaccount was established) through December 31, 2012.

PENN SERIES LARGE CORE VALUE FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

Year Ended December 31,
2012(a)
Accumulation Unit Value, beginning of period	$10.00
Accumulation Unit Value, end of period	$11.177
Number of Accumulation Units outstanding, end of period	17,030

(a)	For the period January 6, 2008 (date Subaccount was established) through December 31, 2012.

PENN SERIES INDEX 500 FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

Year Ended December 31,
2012(a)
Accumulation Unit Value, beginning of period	$10.00
Accumulation Unit Value, end of period	$11.193
Number of Accumulation Units outstanding, end of period	40,108

(a)	For the period January 6, 2008 (date Subaccount was established) through December 31, 2012.

PENN SERIES MID CAP GROWTH FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

Year Ended December 31,
2012(a)
Accumulation Unit Value, beginning of period	$10.00
Accumulation Unit Value, end of period	$10.214
Number of Accumulation Units outstanding, end of period	36,195

(a)	For the period January 6, 2008 (date Subaccount was established) through December 31, 2012.

PENN SERIES MID CAP VALUE FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

Year Ended December 31,
2012(a)
Accumulation Unit Value, beginning of period	$10.00
Accumulation Unit Value, end of period	$11.195
Number of Accumulation Units outstanding, end of period	51,017

(a)	For the period January 6, 2008 (date Subaccount was established) through December 31, 2012.

PENN SERIES MID CORE VALUE FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

Year Ended December 31,
2012(a)
Accumulation Unit Value, beginning of period	$10.00
Accumulation Unit Value, end of period	$11.034
Number of Accumulation Units outstanding, end of period	16,393

(a)	For the period January 6, 2008 (date Subaccount was established) through December 31, 2012.

PENN SERIES SMID CAP GROWTH FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

Year Ended December 31,
2012(a)
Accumulation Unit Value, beginning of period	$10.00
Accumulation Unit Value, end of period	$11.251
Number of Accumulation Units outstanding, end of period	18,471

(a)	For the period January 6, 2008 (date Subaccount was established) through December 31, 2012.

PENN SERIES SMID CAP VALUE FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

Year Ended December 31,
2012(a)
Accumulation Unit Value, beginning of period	$10.00
Accumulation Unit Value, end of period	$11.541
Number of Accumulation Units outstanding, end of period	18,347

(a)	For the period January 6, 2008 (date Subaccount was established) through December 31, 2012.

PENN SERIES SMALL CAP GROWTH FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

Year Ended December 31,
2012(a)
Accumulation Unit Value, beginning of period	$10.00
Accumulation Unit Value, end of period	$36,760
Number of Accumulation Units outstanding, end of period	10.172

(a)	For the period January 6, 2008 (date Subaccount was established) through December 31, 2012.

PENN SERIES SMALL CAP VALUE FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

Year Ended December 31,
2012(a)
Accumulation Unit Value, beginning of period	$10.00
Accumulation Unit Value, end of period	$11.303
Number of Accumulation Units outstanding, end of period	74,147

(a)	For the period January 6, 2008 (date Subaccount was established) through December 31, 2012.

PENN SERIES SMALL CAP INDEX FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

Year Ended December 31,
2012(a)
Accumulation Unit Value, beginning of period	$10.00
Accumulation Unit Value, end of period	$11.242
Number of Accumulation Units outstanding, end of period	23,809

(a)	For the period January 6, 2008 (date Subaccount was established) through December 31, 2012.

PENN SERIES DEVELOPED INTERNATIONAL INDEX FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

Year Ended December 31,
2012(a)
Accumulation Unit Value, beginning of period	$10.00
Accumulation Unit Value, end of period	$11.632
Number of Accumulation Units outstanding, end of period	12,579

(a)	For the period January 6, 2008 (date Subaccount was established) through December 31, 2012.

PENN SERIES INTERNATIONAL EQUITY FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

Year Ended December 31,
2012(a)
Accumulation Unit Value, beginning of period	$10.00
Accumulation Unit Value, end of period	$11.937
Number of Accumulation Units outstanding, end of period	100,633

(a)	For the period January 6, 2008 (date Subaccount was established) through December 31, 2012.

PENN SERIES EMERGING MARKETS EQUITY FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

Year Ended December 31,
2012(a)
Accumulation Unit Value, beginning of period	$10.00
Accumulation Unit Value, end of period	$11.725
Number of Accumulation Units outstanding, end of period	44,261

(a)	For the period January 6, 2008 (date Subaccount was established) through December 31, 2012.

PENN SERIES REAL ESTATE SECURITIES FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

Year Ended December 31,
2012(a)
Accumulation Unit Value, beginning of period	$10.00
Accumulation Unit Value, end of period	$11.469
Number of Accumulation Units outstanding, end of period	56,890

(a)	For the period January 6, 2008 (date Subaccount was established) through December 31, 2012.

PENN SERIES AGGRESIVE ALLOCATION FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

Year Ended December 31,
2012(a)
Accumulation Unit Value, beginning of period	$10.00
Accumulation Unit Value, end of period	$11.256
Number of Accumulation Units outstanding, end of period	62,933

(a)	For the period January 6, 2008 (date Subaccount was established) through December 31, 2012.

PENN SERIES MODERATELY AGGRESSIVE ALLOCATION FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

Year Ended December 31,
2012(a)
Accumulation Unit Value, beginning of period	$10.00
Accumulation Unit Value, end of period	$11.094
Number of Accumulation Units outstanding, end of period	234,685

(a)	For the period January 6, 2008 (date Subaccount was established) through December 31, 2012.

PENN SERIES MODERATE ALLOCATION FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

Year Ended December 31,
2012(a)
Accumulation Unit Value, beginning of period	$10.00
Accumulation Unit Value, end of period	$10.849
Number of Accumulation Units outstanding, end of period	415,961

(a)	For the period January 6, 2008 (date Subaccount was established) through December 31, 2012.

PENN SERIES MODERATELY CONSERVATIVE ALLOCATION FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

Year Ended December 31,
2012(a)
Accumulation Unit Value, beginning of period	$10.00
Accumulation Unit Value, end of period	$10.613
Number of Accumulation Units outstanding, end of period	37,559

(a)	For the period January 6, 2008 (date Subaccount was established) through December 31, 2012.

PENN SERIES CONSERVATIVE ALLOCATION FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

Year Ended December 31,
2012(a)
Accumulation Unit Value, beginning of period	$10.00
Accumulation Unit Value, end of period	$10.355
Number of Accumulation Units outstanding, end of period	42,905

(a)	For the period January 6, 2008 (date Subaccount was established) through December 31, 2012.

SMART FOUNDATION VA

PENN SERIES MONEY MARKET FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

Year Ended December 31,
2012(a)
Accumulation Unit Value, beginning of period	$10.00
Accumulation Unit Value, end of period	$9.864
Number of Accumulation Units outstanding, end of period	237,555

(a)	For the period January 6, 2008 (date Subaccount was established) through December 31, 2012.

PENN SERIES LIMITED MATURITY BOND FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

Year Ended December 31,
2012(a)
Accumulation Unit Value, beginning of period	$10.00
Accumulation Unit Value, end of period	$9.924
Number of Accumulation Units outstanding, end of period	41,289

(a)	For the period January 6, 2008 (date Subaccount was established) through December 31, 2012.

PENN SERIES QUALITY BOND FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

Year Ended December 31,
2012(a)
Accumulation Unit Value, beginning of period	$10.00
Accumulation Unit Value, end of period	$10.205
Number of Accumulation Units outstanding, end of period	305,396

(a)	For the period January 6, 2008 (date Subaccount was established) through December 31, 2012.

PENN SERIES HIGH YIELD BOND FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

Year Ended December 31,
2012(a)
Accumulation Unit Value, beginning of period	$10.00
Accumulation Unit Value, end of period	$11.197
Number of Accumulation Units outstanding, end of period	181,982

(a)	For the period January 6, 2008 (date Subaccount was established) through December 31, 2012.

PENN SERIES FLEXIBLY MANAGED FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

Year Ended December 31,
2012(a)
Accumulation Unit Value, beginning of period	$10.00
Accumulation Unit Value, end of period	$11.184
Number of Accumulation Units outstanding, end of period	1,051,549

(a)	For the period January 6, 2008 (date Subaccount was established) through December 31, 2012.

PENN SERIES BALANCED FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

Year Ended December 31,
2012(a)
Accumulation Unit Value, beginning of period	$10.00
Accumulation Unit Value, end of period	$10.797
Number of Accumulation Units outstanding, end of period	65,953

(a)	For the period January 6, 2008 (date Subaccount was established) through December 31, 2012.

PENN SERIES LARGE GROWTH STOCK FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

Year Ended December 31,
2012(a)
Accumulation Unit Value, beginning of period	$10.00
Accumulation Unit Value, end of period	$11.501
Number of Accumulation Units outstanding, end of period	105,667

(a)	For the period January 6, 2008 (date Subaccount was established) through December 31, 2012.

PENN SERIES LARGE CAP GROWTH FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

Year Ended December 31,
2012(a)
Accumulation Unit Value, beginning of period	$10.00
Accumulation Unit Value, end of period	$10.642
Number of Accumulation Units outstanding, end of period	12,081

(a)	For the period January 6, 2008 (date Subaccount was established) through December 31, 2012.

PENN SERIES LARGE CORE GROWTH FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

Year Ended December 31,
2012(a)
Accumulation Unit Value, beginning of period	$10.00
Accumulation Unit Value, end of period	$11.214
Number of Accumulation Units outstanding, end of period	8,266

(a)	For the period January 6, 2008 (date Subaccount was established) through December 31, 2012.

PENN SERIES LARGE CAP VALUE FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

Year Ended December 31,
2012(a)
Accumulation Unit Value, beginning of period	$10.00
Accumulation Unit Value, end of period	$10.962
Number of Accumulation Units outstanding, end of period	62,069

(a)	For the period January 6, 2008 (date Subaccount was established) through December 31, 2012.

PENN SERIES LARGE CORE VALUE FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

Year Ended December 31,
2012(a)
Accumulation Unit Value, beginning of period	$10.00
Accumulation Unit Value, end of period	$11.199
Number of Accumulation Units outstanding, end of period	25,568

(a)	For the period January 6, 2008 (date Subaccount was established) through December 31, 2012.

PENN SERIES INDEX 500 FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

Year Ended December 31,
2012(a)
Accumulation Unit Value, beginning of period	$10.00
Accumulation Unit Value, end of period	$11.215
Number of Accumulation Units outstanding, end of period	74,726

(a)	For the period January 6, 2008 (date Subaccount was established) through December 31, 2012.

PENN SERIES MID CAP GROWTH FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

Year Ended December 31,
2012(a)
Accumulation Unit Value, beginning of period	$10.00
Accumulation Unit Value, end of period	$10.234
Number of Accumulation Units outstanding, end of period	21,910

(a)	For the period January 6, 2008 (date Subaccount was established) through December 31, 2012.

PENN SERIES MID CAP VALUE FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

Year Ended December 31,
2012(a)
Accumulation Unit Value, beginning of period	$10.00
Accumulation Unit Value, end of period	$11.217
Number of Accumulation Units outstanding, end of period	30,701

(a)	For the period January 6, 2008 (date Subaccount was established) through December 31, 2012.

PENN SERIES MID CORE VALUE FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

Year Ended December 31,
2012(a)
Accumulation Unit Value, beginning of period	$10.00
Accumulation Unit Value, end of period	$11.055
Number of Accumulation Units outstanding, end of period	19,996

(a)	For the period January 6, 2008 (date Subaccount was established) through December 31, 2012.

PENN SERIES SMID CAP GROWTH FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

Year Ended December 31,
2012(a)
Accumulation Unit Value, beginning of period	$10.00
Accumulation Unit Value, end of period	$11.274
Number of Accumulation Units outstanding, end of period	27,099

(a)	For the period January 6, 2008 (date Subaccount was established) through December 31, 2012.

PENN SERIES SMID CAP VALUE FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

Year Ended December 31,
2012(a)
Accumulation Unit Value, beginning of period	$10.00
Accumulation Unit Value, end of period	$11.564
Number of Accumulation Units outstanding, end of period	28,513

(a)	For the period January 6, 2008 (date Subaccount was established) through December 31, 2012.

PENN SERIES SMALL CAP GROWTH FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

Year Ended December 31,
2012(a)
Accumulation Unit Value, beginning of period	$10.00
Accumulation Unit Value, end of period	$10.192
Number of Accumulation Units outstanding, end of period	27,985

(a)	For the period January 6, 2008 (date Subaccount was established) through December 31, 2012.

PENN SERIES SMALL CAP VALUE FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

Year Ended December 31,
2012(a)
Accumulation Unit Value, beginning of period	$10.00
Accumulation Unit Value, end of period	$11.325
Number of Accumulation Units outstanding, end of period	56,722

(a)	For the period January 6, 2008 (date Subaccount was established) through December 31, 2012.

PENN SERIES SMALL CAP INDEX FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

Year Ended December 31,
2012(a)
Accumulation Unit Value, beginning of period	$10.00
Accumulation Unit Value, end of period	$11.264
Number of Accumulation Units outstanding, end of period	15,322

(a)	For the period January 6, 2008 (date Subaccount was established) through December 31, 2012.

PENN SERIES DEVELOPED INTERNATIONAL INDEX FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

Year Ended December 31,
2012(a)
Accumulation Unit Value, beginning of period	$10.00
Accumulation Unit Value, end of period	$11.655
Number of Accumulation Units outstanding, end of period	34,030

(a)	For the period January 6, 2008 (date Subaccount was established) through December 31, 2012.

PENN SERIES INTERNATIONAL EQUITY FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

Year Ended December 31,
2012(a)
Accumulation Unit Value, beginning of period	$10.00
Accumulation Unit Value, end of period	$11.961
Number of Accumulation Units outstanding, end of period	81,769

(a)	For the period January 6, 2008 (date Subaccount was established) through December 31, 2012.

PENN SERIES EMERGING MARKETS EQUITY FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

Year Ended December 31,
2012(a)
Accumulation Unit Value, beginning of period	$10.00
Accumulation Unit Value, end of period	$11.748
Number of Accumulation Units outstanding, end of period	61,163

(a)	For the period January 6, 2008 (date Subaccount was established) through December 31, 2012.

PENN SERIES REAL ESTATE SECURITIES FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

Year Ended December 31,
2012(a)
Accumulation Unit Value, beginning of period	$10.00
Accumulation Unit Value, end of period	$11.492
Number of Accumulation Units outstanding, end of period	111,848

(a)	For the period January 6, 2008 (date Subaccount was established) through December 31, 2012.

PENN SERIES AGGRESIVE ALLOCATION FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

Year Ended December 31,
2012(a)
Accumulation Unit Value, beginning of period	$10.00
Accumulation Unit Value, end of period	$11.278
Number of Accumulation Units outstanding, end of period	136,313

(a)	For the period January 6, 2008 (date Subaccount was established) through December 31, 2012.

PENN SERIES MODERATELY AGGRESSIVE ALLOCATION FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

Year Ended December 31,
2012(a)
Accumulation Unit Value, beginning of period	$10.00
Accumulation Unit Value, end of period	$11.116
Number of Accumulation Units outstanding, end of period	201,871

(a)	For the period January 6, 2008 (date Subaccount was established) through December 31, 2012.

PENN SERIES MODERATE ALLOCATION FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

Year Ended December 31,
2012(a)
Accumulation Unit Value, beginning of period	$10.00
Accumulation Unit Value, end of period	$10.870
Number of Accumulation Units outstanding, end of period	391,401

(a)	For the period January 6, 2008 (date Subaccount was established) through December 31, 2012.

PENN SERIES MODERATELY CONSERVATIVE ALLOCATION FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

Year Ended December 31,
2012(a)
Accumulation Unit Value, beginning of period	$10.00
Accumulation Unit Value, end of period	$10.634
Number of Accumulation Units outstanding, end of period	139,077

(a)	For the period January 6, 2008 (date Subaccount was established) through December 31, 2012.

PENN SERIES CONSERVATIVE ALLOCATION FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

Year Ended December 31,
2012(a)
Accumulation Unit Value, beginning of period	$10.00
Accumulation Unit Value, end of period	$10.376
Number of Accumulation Units outstanding, end of period	85,628

(a)	For the period January 6, 2008 (date Subaccount was established) through December 31, 2012.

PennMutual

Our Noble Purpose

Since 1847, Penn Mutual has been driven by our noble purpose — to create a world of possibilities, one individual, one family and one small business at a time. As an original pioneer of mutual life insurance in America, we believe that life insurance is the most protective, responsible and rewarding action a person can take to build a solid foundation today and create a brighter future for generations to come.

The Smart Foundation Variable Annuities are issued by The Penn Mutual Life Insurance Company on Policy form ICC11-VA-C and state variations thereof.

© 2013 The Penn Mutual Life Insurance Company, Philadelphia, PA 19172 www.pennmutual.com

PM6099 05/13

STATEMENT OF ADDITIONAL INFORMATION — MAY 1, 2013

SMART FOUNDATION VARIABLE ANNUITY

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

THE PENN MUTUAL LIFE INSURANCE COMPANY

Philadelphia, Pennsylvania 19172 • Telephone (800) 523-0650

INDIVIDUAL VARIABLE AND FIXED ANNUITY CONTRACT

This statement of additional information is not a prospectus. It should be read in conjunction with the current Prospectus dated May 1, 2013 for the individual variable and fixed annuity contract (the “Contract”). The Contract is funded through Penn Mutual Variable Annuity Account III (referred to as the “Separate Account” in the Prospectus and this Statement of Additional Information). To obtain the Prospectus you may write to The Penn Mutual Life Insurance Company (“Penn Mutual” or the “Company”), Customer Service Group, Philadelphia, PA 19172 or visit our web site at www.pennmutual.com or you may call (800) 523-0650. Terms used in this Statement of Additional Information have the same meaning as in the Prospectus.

VARIABLE SUBACCOUNT INFORMATION

Net Investment Factor

For any Subaccount, the net investment factor for a Valuation Period is determined by dividing (a) by (b) and subtracting (c):

Where (a) is:

The net asset value per share of the mutual fund held in the Subaccount, as of the end of the Valuation Period.

plus

The per share amount of any dividend or capital gain distributions by the mutual fund if the “ex-dividend” date occurs in the Valuation Period.

plus or minus

A per share charge or credit, as we may determine as of the end of the Valuation Period, for provision for taxes (if applicable).

Where (b) is:

The net asset value per share of the mutual fund held in the Subaccount as of the end of the last prior Valuation Period.

plus or minus

The per share charge or credit for provision for taxes as of the end of the last prior Valuation Period (if applicable).

Where (c) is:

The sum of the mortality and expense risk charge and the contract administration charge. On an annual basis, the sum of such charges equals 1.40% for Smart Foundation VA, 1.65% for Smart Foundation Flex VA and 1.60% for Smart Foundation Plus VA of the daily net asset value of the Subaccount.

Valuation Period

Valuation Period is the period from one valuation of underlying fund assets to the next. Valuation is performed each day the New York Stock Exchange is open for trading.

Transaction Valuation

Your assets in the Separate Account are held as Accumulation Units of the Subaccounts that you select. We value Accumulation Units as of the close of regular trading on the New York Stock Exchange (NYSE) (generally, 4:00 p.m. ET). When you invest in, withdraw from or transfer money to a Subaccount, you receive the Accumulation Unit value next computed after we receive and accept your purchase payment or your withdrawal or transfer request at our Administrative Office. Allocation, withdrawal and transfer instructions received at our Administrative Office after the close of regular trading on the NYSE will be valued based on the Accumulation Unit value computed as of the close of regular trading on the next NYSE business day. In order to receive a day’s closing price, instructions sent by facsimile transmission must be received by our fax server prior to the close of regular trading on that day. Telephone instructions must be received in full, containing all required information and confirmed back to the caller prior to the close of regular trading in order to receive that day’s closing price.

D-2

ADMINISTRATIVE AND RECORDKEEPING SERVICES

Penn Mutual performs all data processing, recordkeeping and other related services with respect to the Contracts and the Separate Accounts.

DISTRIBUTION OF CONTRACTS

Hornor, Townsend & Kent, Inc. (“HTK”), a wholly owned subsidiary of The Penn Mutual Life Insurance Company (“Penn Mutual”), serves as principal underwriter of the Contracts. The address of HTK is 600 Dresher Road, Horsham, PA 19044. For 2012, the Company paid to HTK underwriting commissions of approximately $455,725.

The Contracts will be distributed by HTK through broker-dealers. Total commissions on purchase payments made under the Contract will not exceed 8% and trailer commissions based on a percentage of Contract Value, other allowances and overrides may be paid. The offering of the Contract is continuous, and Penn Mutual does not anticipate discontinuing the offering of the Contract, although we reserve the right to do so.

CUSTODIAN

The Company is custodian of the assets held in the Separate Account.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The financial statements of the Company as of December 31, 2012 and 2011 and for each of the three years in the period ended December 31, 2012, and the financial statements of the Penn Mutual Variable Annuity Account III of the Company as of December 31, 2012 and for the periods indicated, included in this Statement of Additional Information constituting part of this Registration Statement, have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP’s principal business address is at 2001 Market Street, Suite 1700, Philadelphia, PA 19103.

LEGAL MATTERS

Bingham McCutchen LLP has provided advice on certain matters relating to the federal securities laws and the offering of the Contract. Their offices are located at 2020 K Street, NW, Washington, D.C. 20006.

FINANCIAL STATEMENTS

The financial statements of the Separate Account and the consolidated financial statements of the Company appear on the following pages. The consolidated financial statements of the Company should be considered only as bearing upon the Company’s ability to meet its obligations under the Contracts.

D-3

The Penn Mutual Life Insurance Company

Variable Annuity Account III

Audited Financial Statements

as of December 31, 2012

and for the periods presented

PricewaterhouseCoopers LLP Two Commerce Square, Suite 1700 2001 Market Street Philadelphia PA 19103-7045 T: (267) 330 3000 F: (267) 330 3300 www.pwc.com/us

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of The Penn Mutual Life Insurance Company

and Contract Owners of Penn Mutual Variable Annuity Account III

of The Penn Mutual Life Insurance Company

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the sub accounts constituting Penn Mutual Variable Annuity Account III of The Penn Mutual Life Insurance Company at December 31, 2012, the results of each of their operations for the year then ended, and the changes in each of their net assets for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of The Penn Mutual Life Insurance Company’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments by correspondence with the underlying funds’ transfer agents at December 31, 2012, provide a reasonable basis for our opinion.

April 4, 2013

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF ASSETS AND LIABILITIES — DECEMBER 31, 2012

	Total	Money Market Fund	Limited Maturity Bond Fund	Quality Bond Fund
Assets:
Investments at fair value	$4,337,993,130	$85,720,436	$110,312,318	$352,689,544
Dividends receivable	702	702	—	—
Receivable for securities sold	4,657,313	171,900	—	—

Liabilities:
Payable for securities purchased	5,124,234	—	396,801	723,413

Total Net Assets	$4,337,526,911	$85,893,038	$109,915,517	$351,966,131

TOTAL NET ASSETS REPRESENTED BY:
Net Assets of Policy owners:
Commander/Enhanced Credit VA Policies		$43,781,994	$40,718,208	$139,302,517
Diversifier II/Optimizer/Retirement Planner VA Policies		4,995,202	3,028,247	15,407,302
Inflation Protector Variable Annuity Policies		2,500,921	3,940,142	18,469,446
Olympia XT Advisor Policies		—	—	—
Penn Freedom Advisor Policies		—	—	—
Pennant Select Policies		11,624,740	16,401,445	50,147,971
PennFreedom Policies		19,776,800	41,647,800	112,506,167
Smart Foundation Flex		428,705	3,362,710	5,158,425
Smart Foundation Plus		441,385	407,221	7,857,738
Smart Foundation VA		2,343,291	409,744	3,116,565

Total Net Assets		$85,893,038	$109,915,517	$351,966,131

Accumulation of Unit Values:
Commander/Enhanced Credit VA		$11.54	$13.75	$18.08

Diversifier II/Optimizer/Retirement Planner VA		$23.68	$17.28	$40.66

Inflation Protector Variable Annuity		$9.62	$9.87	$10.85

Olympia XT Advisor		$—	$—	$—

Penn Freedom Advisor		$—	$—	$—

Pennant Select		$11.52	$13.85	$18.21

PennFreedom		$10.28	$12.13	$15.18

Smart Foundation Flex		$9.84	$9.90	$10.18

Smart Foundation Plus		$9.84	$9.90	$10.18

Smart Foundation VA		$9.86	$9.92	$10.20

Cost of Investments	$3,648,941,604	$85,893,038	$107,502,633	$314,951,431

The accompanying notes are an integral part of these financial statements.

1

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF ASSETS AND LIABILITIES — DECEMBER 31, 2012

(continued)

	High Yield Bond Fund	Flexibly Managed Fund	Balanced Fund	Large Growth Stock Fund
Assets:
Investments at fair value	$122,393,443	$1,686,810,913	$49,137,560	$115,396,351
Dividends receivable	—	—	—	—
Receivable for securities sold	212,742	—	—	—

Liabilities:
Payable for securities purchased	—	386,619	131,328	572,500

Total Net Assets	$122,606,185	$1,686,424,294	$49,006,232	$114,823,851

TOTAL NET ASSETS REPRESENTED BY:
Net Assets of Policy owners:
Commander/Enhanced Credit VA Policies	$48,765,795	$634,332,929	$14,008,631	$43,971,889
Diversifier II/Optimizer/Retirement Planner VA Policies	11,853,872	162,654,468	9,579,866	20,227,451
Inflation Protector Variable Annuity Policies	5,445,551	107,753,417	2,527,967	2,813,997
Olympia XT Advisor Policies	—	—	—	—
Penn Freedom Advisor Policies	—	—	—	—
Pennant Select Policies	18,738,198	217,387,924	7,490,731	16,125,891
PennFreedom Policies	32,274,148	489,569,308	13,189,731	26,518,961
Smart Foundation Flex	1,778,684	41,716,682	894,042	2,362,279
Smart Foundation Plus	1,712,262	21,248,747	603,142	1,588,120
Smart Foundation VA	2,037,675	11,760,819	712,122	1,215,263

Total Net Assets	$122,606,185	$1,686,424,294	$49,006,232	$114,823,851

Accumulation of Unit Values:
Commander/Enhanced Credit VA	$21.88	$30.94	$12.34	$7.41

Diversifier II/Optimizer/Retirement Planner VA	$77.56	$186.64	$12.42	$101.54

Inflation Protector Variable Annuity	$12.00	$12.54	$12.05	$13.09

Olympia XT Advisor	$—	$—	$—	$—

Penn Freedom Advisor	$—	$—	$—	$—

Pennant Select	$22.03	$31.16	$12.37	$7.47

PennFreedom	$20.93	$22.33	$12.31	$10.55

Smart Foundation Flex	$11.17	$11.16	$10.77	$11.47

Smart Foundation Plus	$11.18	$11.16	$10.78	$11.48

Smart Foundation VA	$11.20	$11.18	$10.80	$11.50

Cost of Investments	$98,197,929	$1,368,285,503	$39,895,088	$88,854,314

The accompanying notes are an integral part of these financial statements.

2

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF ASSETS AND LIABILITIES — DECEMBER 31, 2012

(continued)

	Large Cap Growth Fund	Large Core Growth Fund	Large Cap Value Fund	Large Core Value Fund
Assets:
Investments at fair value	$23,041,091	$48,461,669	$89,674,927	$72,116,988
Dividends receivable	—	—	—	—
Receivable for securities sold	—	—	—	—

Liabilities:
Payable for securities purchased	358,537	158,962	55,007	343,004

Total Net Assets	$22,682,554	$48,302,707	$89,619,920	$71,773,984

TOTAL NET ASSETS REPRESENTED BY:
Net Assets of Policy owners:
Commander/Enhanced Credit VA Policies	$8,592,044	$12,025,831	$28,367,479	$25,628,646
Diversifier II/Optimizer/Retirement Planner VA Policies	1,145,398	20,416,293	28,592,592	12,548,849
Inflation Protector Variable Annuity Policies	820,929	501,282	1,603,657	1,311,885
Olympia XT Advisor Policies	—	—	—	—
Penn Freedom Advisor Policies	—	—	—	—
Pennant Select Policies	2,717,191	7,032,611	11,606,214	10,895,863
PennFreedom Policies	8,758,605	7,828,576	17,214,443	19,851,701
Smart Foundation Flex	405,406	257,906	967,932	1,060,339
Smart Foundation Plus	114,417	147,510	587,184	190,355
Smart Foundation VA	128,564	92,698	680,419	286,346

Total Net Assets	$22,682,554	$48,302,707	$89,619,920	$71,773,984

Accumulation of Unit Values:
Commander/Enhanced Credit VA	$9.74	$10.18	$12.82	$9.80

Diversifier II/Optimizer/Retirement Planner VA	$9.89	$10.25	$53.70	$9.86

Inflation Protector Variable Annuity	$11.37	$12.51	$11.85	$11.80

Olympia XT Advisor	$—	$—	$—	$—

Penn Freedom Advisor	$—	$—	$—	$—

Pennant Select	$9.79	$10.20	$12.91	$9.82

PennFreedom	$9.68	$10.16	$12.24	$9.78

Smart Foundation Flex	$10.62	$11.19	$10.94	$11.17

Smart Foundation Plus	$10.62	$11.19	$10.94	$11.18

Smart Foundation VA	$10.64	$11.21	$10.96	$11.20

Cost of Investments	$20,074,504	$40,818,305	$84,583,154	$61,520,024

The accompanying notes are an integral part of these financial statements.

3

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF ASSETS AND LIABILITIES — DECEMBER 31, 2012

(continued)

	Index 500 Fund	Mid Cap Growth Fund	Mid Cap Value Fund	Mid Core Value Fund
Assets:
Investments at fair value	$139,959,419	$61,861,014	$75,260,450	$31,834,253
Dividends receivable	—	—	—	—
Receivable for securities sold	—	—	—	150,789

Liabilities:
Payable for securities purchased	884,679	486,473	8,816	—

Total Net Assets	$139,074,740	$61,374,541	$75,251,634	$31,985,042

TOTAL NET ASSETS REPRESENTED BY:
Net Assets of Policy owners:
Commander/Enhanced Credit VA Policies	$50,129,606	$22,349,372	$33,136,010	$12,783,712
Diversifier II/Optimizer/Retirement Planner VA Policies	16,299,182	7,205,750	10,858,696	1,830,486
Inflation Protector Variable Annuity Policies	3,244,350	1,380,937	1,808,762	1,328,253
Olympia XT Advisor Policies	—	—	—	—
Penn Freedom Advisor Policies	—	—	—	—
Pennant Select Policies	20,404,680	8,461,612	12,039,253	5,143,216
PennFreedom Policies	43,587,282	20,497,360	15,101,070	9,957,465
Smart Foundation Flex	4,122,607	885,600	1,392,337	539,976
Smart Foundation Plus	448,950	369,687	571,131	180,873
Smart Foundation VA	838,083	224,223	344,375	221,061

Total Net Assets	$139,074,740	$61,374,541	$75,251,634	$31,985,042

Accumulation of Unit Values:
Commander/Enhanced Credit VA	$12.06	$8.32	$21.71	$15.00

Diversifier II/Optimizer/Retirement Planner VA	$18.95	$18.17	$28.29	$15.24

Inflation Protector Variable Annuity	$12.79	$11.65	$12.20	$12.59

Olympia XT Advisor	$—	$—	$—	$—

Penn Freedom Advisor	$—	$—	$—	$—

Pennant Select	$12.15	$8.38	$21.86	$15.08

PennFreedom	$13.09	$13.42	$18.18	$14.92

Smart Foundation Flex	$11.19	$10.21	$11.19	$11.03

Smart Foundation Plus	$11.19	$10.21	$11.19	$11.03

Smart Foundation VA	$11.22	$10.23	$11.22	$11.06

Cost of Investments	$110,824,053	$56,232,669	$59,725,556	$25,067,232

The accompanying notes are an integral part of these financial statements.

4

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF ASSETS AND LIABILITIES — DECEMBER 31, 2012

(continued)

	SMID Cap Growth Fund	SMID Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund
Assets:
Investments at fair value	$17,191,619	$18,146,678	$45,623,330	$111,315,870
Dividends receivable	—	—	—	—
Receivable for securities sold	—	180,048	—	172,634

Liabilities:
Payable for securities purchased	39,683	—	388,085	—

Total Net Assets	$17,151,936	$18,326,726	$45,235,245	$111,488,504

TOTAL NET ASSETS REPRESENTED BY:
Net Assets of Policy owners:
Commander/Enhanced Credit VA Policies	$4,732,457	$5,116,120	$20,776,164	$49,932,394
Diversifier II/Optimizer/Retirement Planner VA Policies	544,711	750,461	8,730,997	14,771,542
Inflation Protector Variable Annuity Policies	1,177,743	3,121,376	826,569	2,867,658
Olympia XT Advisor Policies	—	—	—	—
Penn Freedom Advisor Policies	—	—	—	—
Pennant Select Policies	2,049,019	1,924,412	5,857,907	14,853,715
PennFreedom Policies	7,369,101	6,363,747	7,993,975	26,235,390
Smart Foundation Flex	765,588	509,136	390,467	1,347,385
Smart Foundation Plus	207,821	211,750	373,935	838,052
Smart Foundation VA	305,496	329,724	285,231	642,368

Total Net Assets	$17,151,936	$18,326,726	$45,235,245	$111,488,504

Accumulation of Unit Values:
Commander/Enhanced Credit VA	$12.94	$13.12	$13.34	$28.55

Diversifier II/Optimizer/Retirement Planner VA	$13.02	$13.20	$24.98	$41.91

Inflation Protector Variable Annuity	$12.70	$12.54	$10.53	$13.41

Olympia XT Advisor	$—	$—	$—	$—

Penn Freedom Advisor	$—	$—	$—	$—

Pennant Select	$12.96	$13.15	$13.43	$28.75

PennFreedom	$12.91	$13.09	$8.16	$22.24

Smart Foundation Flex	$11.25	$11.54	$10.17	$11.30

Smart Foundation Plus	$11.25	$11.54	$10.17	$11.30

Smart Foundation VA	$11.27	$11.56	$10.19	$11.32

Cost of Investments	$15,545,787	$16,146,003	$41,632,660	$80,151,371

The accompanying notes are an integral part of these financial statements.

5

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF ASSETS AND LIABILITIES — DECEMBER 31, 2012

(continued)

	Small Cap Index Fund	Developed International Index Fund	International Equity Fund	Emerging Markets Equity Fund
Assets:
Investments at fair value	$23,846,770	$32,975,347	$199,099,979	$102,241,331
Dividends receivable	—	—	—	—
Receivable for securities sold	80,913	597,932	816,793	888,619

Liabilities:
Payable for securities purchased	—	—	—	—

Total Net Assets	$23,927,683	$33,573,279	$199,916,772	$103,129,950

TOTAL NET ASSETS REPRESENTED BY:
Net Assets of Policy owners:
Commander/Enhanced Credit VA Policies	$5,900,712	$8,951,305	$82,754,677	$34,608,784
Diversifier II/Optimizer/Retirement Planner VA Policies	423,869	516,739	28,283,075	6,805,079
Inflation Protector Variable Annuity Policies	1,631,718	1,752,952	4,653,351	5,850,123
Olympia XT Advisor Policies	—	—	—	—
Penn Freedom Advisor Policies	—	—	—	—
Pennant Select Policies	3,539,193	4,160,707	24,299,265	13,851,815
PennFreedom Policies	10,589,897	15,779,529	55,991,448	38,567,064
Smart Foundation Flex	1,402,033	1,869,128	1,755,612	2,209,553
Smart Foundation Plus	267,667	146,312	1,201,301	518,967
Smart Foundation VA	172,594	396,607	978,043	718,565

Total Net Assets	$23,927,683	$33,573,279	$199,916,772	$103,129,950

Accumulation of Unit Values:
Commander/Enhanced Credit VA	$11.57	$9.59	$18.91	$10.89

Diversifier II/Optimizer/Retirement Planner VA	$11.64	$9.65	$42.03	$10.96

Inflation Protector Variable Annuity	$12.88	$10.88	$12.87	$10.80

Olympia XT Advisor	$—	$—	$—	$—

Penn Freedom Advisor	$—	$—	$—	$—

Pennant Select	$11.59	$9.61	$19.05	$10.92

PennFreedom	$11.54	$9.57	$24.09	$10.87

Smart Foundation Flex	$11.24	$11.63	$11.93	$11.72

Smart Foundation Plus	$11.24	$11.63	$11.94	$11.73

Smart Foundation VA	$11.26	$11.65	$11.96	$11.75

Cost of Investments	$21,109,032	$30,518,221	$167,535,987	$90,962,966

The accompanying notes are an integral part of these financial statements.

6

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF ASSETS AND LIABILITIES — DECEMBER 31, 2012

(continued)

	Real Estate Securities Fund	Aggressive Allocation Fund	Moderately Aggressive Allocation Fund	Moderate Allocation Fund
Assets:
Investments at fair value	$69,155,708	$39,927,135	$169,805,223	$282,116,857
Dividends receivable	—	—	—	—
Receivable for securities sold	334,707	—	536,880	—

Liabilities:
Payable for securities purchased	—	149,665	—	40,662

Total Net Assets	$69,490,415	$39,777,470	$170,342,103	$282,076,195

TOTAL NET ASSETS REPRESENTED BY:
Net Assets of Policy owners:
Commander/Enhanced Credit VA Policies	$27,416,707	$13,797,165	$70,855,352	$78,813,425
Diversifier II/Optimizer/Retirement Planner VA Policies	3,816,003	390,000	1,109,539	3,432,485
Inflation Protector Variable Annuity Policies	4,556,728	6,892,746	19,577,707	28,140,354
Olympia XT Advisor Policies	—	—	—	—
Penn Freedom Advisor Policies	—	—	—	—
Pennant Select Policies	9,237,194	4,340,549	24,383,098	58,973,830
PennFreedom Policies	21,101,160	11,369,921	45,038,144	91,907,387
Smart Foundation Flex	1,424,854	741,407	4,530,480	12,041,185
Smart Foundation Plus	652,462	708,354	2,603,712	4,512,808
Smart Foundation VA	1,285,307	1,537,328	2,244,071	4,254,721

Total Net Assets	$69,490,415	$39,777,470	$170,342,103	$282,076,195

Accumulation of Unit Values:
Commander/Enhanced Credit VA	$21.40	$11.05	$11.92	$11.55

Diversifier II/Optimizer/Retirement Planner VA	$21.75	$11.12	$12.00	$11.62

Inflation Protector Variable Annuity	$12.89	$12.11	$11.93	$11.63

Olympia XT Advisor	$—	$—	$—	$—

Penn Freedom Advisor	$—	$—	$—	$—

Pennant Select	$21.52	$11.08	$11.95	$11.57

PennFreedom	$21.29	$11.03	$11.90	$11.52

Smart Foundation Flex	$11.46	$11.25	$11.09	$10.84

Smart Foundation Plus	$11.47	$11.26	$11.09	$10.85

Smart Foundation VA	$11.49	$11.28	$11.12	$10.87

Cost of Investments	$49,954,477	$34,335,033	$147,875,440	$242,124,028

The accompanying notes are an integral part of these financial statements.

7

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF ASSETS AND LIABILITIES — DECEMBER 31, 2012

(continued)

	Moderately Conservative Allocation Fund	Conservative Allocation Fund	V.I. Capital Appreciation Fund†	High Income Bond Fund II
Assets:
Investments at fair value	$92,780,579	$68,683,790	$—	$94,327
Dividends receivable	—	—	—	—
Receivable for securities sold	97,973	415,335	—	12

Liabilities:
Payable for securities purchased	—	—	—	—

Total Net Assets	$92,878,552	$69,099,125	$—	$94,339

TOTAL NET ASSETS REPRESENTED BY:
Net Assets of Policy owners:
Commander/Enhanced Credit VA Policies	$29,255,114	$22,455,858	$—	$—
Diversifier II/Optimizer/Retirement Planner VA Policies	2,012,521	441,087	—	—
Inflation Protector Variable Annuity Policies	7,130,746	4,589,655	—	—
Olympia XT Advisor Policies	—	—	—	7,855
Penn Freedom Advisor Policies	—	—	—	86,484
Pennant Select Policies	18,678,000	14,018,605	—	—
PennFreedom Policies	32,299,218	25,252,712	—	—
Smart Foundation Flex	1,625,442	1,008,443	—	—
Smart Foundation Plus	398,606	444,300	—	—
Smart Foundation VA	1,478,905	888,465	—	—

Total Net Assets	$92,878,552	$69,099,125	$—	$94,339

Accumulation of Unit Values:
Commander/Enhanced Credit VA	$11.50	$11.40	$—	$—

Diversifier II/Optimizer/Retirement Planner VA	$11.58	$11.48	$—	$—

Inflation Protector Variable Annuity	$11.28	$10.81	$—	$—

Olympia XT Advisor	$—	$—	$—	$20.84

Penn Freedom Advisor	$—	$—	$—	$20.41

Pennant Select	$11.53	$11.43	$—	$—

PennFreedom	$11.48	$11.38	$—	$—

Smart Foundation Flex	$10.61	$10.35	$—	$—

Smart Foundation Plus	$10.61	$10.36	$—	$—

Smart Foundation VA	$10.63	$10.38	$—	$—

Cost of Investments	$83,350,854	$64,884,575	$—	$86,379

†	V.I. Capital Appreciation Fund held no assets at December 31, 2012 in Account III. The Fund is no longer an investment option.

The accompanying notes are an integral part of these financial statements.

8

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF ASSETS AND LIABILITIES — DECEMBER 31, 2012

(continued)

	Financial Services Fund††	Health Care Fund†††	Russell 2000 1.5x Strategy Fund	Nova Fund
Assets:
Investments at fair value	$—	$—	$96,105	$84,130
Dividends receivable	—	—	—	—
Receivable for securities sold	—	—	11	9

Liabilities:
Payable for securities purchased	—	—	—	—

Total Net Assets	$—	$—	$96,116	$84,139

TOTAL NET ASSETS REPRESENTED BY:
Net Assets of Policy owners:
Commander/Enhanced Credit VA Policies	$—	$—	$—	$—
Diversifier II/Optimizer/Retirement Planner VA Policies	—	—	—	—
Inflation Protector Variable Annuity Policies	—	—	—	—
Olympia XT Advisor Policies	—	—	82,773	84,139
Penn Freedom Advisor Policies	—	—	13,343	—
Pennant Select Policies	—	—	—	—
PennFreedom Policies	—	—	—	—
Smart Foundation Flex	—	—	—	—
Smart Foundation Plus	—	—	—	—
Smart Foundation VA	—	—	—	—

Total Net Assets	$—	$—	$96,116	$84,139

Accumulation of Unit Values:
Commander/Enhanced Credit VA	$—	$—	$—	$—

Diversifier II/Optimizer/Retirement Planner VA	$—	$—	$—	$—

Inflation Protector Variable Annuity	$—	$—	$—	$—

Olympia XT Advisor	$7.62	$15.41	$12.38	$10.85

Penn Freedom Advisor	$7.46	$15.09	$12.12	$10.62

Pennant Select	$—	$—	$—	$—

PennFreedom	$—	$—	$—	$—

Smart Foundation Flex	$—	$—	$—	$—

Smart Foundation Plus	$—	$—	$—	$—

Smart Foundation VA	$—	$—	$—	$—

Cost of Investments	$—	$—	$84,480	$83,652

††	Financial Services Fund held no assets at December 31, 2012 in Account III. However, the fund is an investment option.
†††	Health Care Fund held no assets at December 31, 2012 in Account III. However, the fund is an investment option.

The accompanying notes are an integral part of these financial statements.

9

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF ASSETS AND LIABILITIES — DECEMBER 31, 2012

(continued)

	NASDAQ-100 Fund	Technology Fund††††	Inverse S&P 500 Strategy Fund†††††	Government Long Bond 1.2x Strategy Fund††††††
Assets:
Investments at fair value	$104,216	$—	$—	$—
Dividends receivable	—	—	—	—
Receivable for securities sold	12	—	—	—

Liabilities:
Payable for securities purchased	—	—	—	—

Total Net Assets	$104,228	$—	$—	$—

TOTAL NET ASSETS REPRESENTED BY:
Net Assets of Policy owners:
Commander/Enhanced Credit VA Policies	$—	$—	$—	$—
Diversifier II/Optimizer/Retirement Planner VA Policies	—	—	—	—
Inflation Protector Variable Annuity Policies	—	—	—	—
Olympia XT Advisor Policies	104,228	—	—	—
Penn Freedom Advisor Policies	—	—	—	—
Pennant Select Policies	—	—	—	—
PennFreedom Policies	—	—	—	—
Smart Foundation Flex	—	—	—	—
Smart Foundation Plus	—	—	—	—
Smart Foundation VA	—	—	—	—

Total Net Assets	$104,228	$—	$—	$—

Accumulation of Unit Values:
Commander/Enhanced Credit VA	$—	$—	$—	$—

Diversifier II/Optimizer/Retirement Planner VA	$—	$—	$—	$—

Inflation Protector Variable Annuity	$—	$—	$—	$—

Olympia XT Advisor	$16.72	$12.43	$4.03	$20.44

Penn Freedom Advisor	$16.37	$12.17	$3.94	$20.01

Pennant Select	$—	$—	$—	$—

PennFreedom	$—	$—	$—	$—

Smart Foundation Flex	$—	$—	$—	$—

Smart Foundation Plus	$—	$—	$—	$—

Smart Foundation VA	$—	$—	$—	$—

Cost of Investments	$104,690	$—	$—	$—

††††	Technology Fund held no assets at December 31, 2012 in Account III. However, the fund is an investment option.
†††††	Inverse S&P 500 Strategy Fund held no assets at December 31, 2012 in Account III. However, the fund is an investment option.
††††††	Government Long Bond 1.2x Strategy Fund held no assets at December 31, 2012 in Account III. However, the fund is an investment option.

The accompanying notes are an integral part of these financial statements.

10

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF ASSETS AND LIABILITIES — DECEMBER 31, 2012

(continued)

	U.S. Government Money Market Fund	Utilites Fund†††††††	Equity Income Portfolio II	International Stock Portfolio
Assets:
Investments at fair value	$7,043	$—	$18,954	$7,763
Dividends receivable	—	—	—	—
Receivable for securities sold	1	—	2	1

Liabilities:
Payable for securities purchased	—	—	—	—

Total Net Assets	$7,044	$—	$18,956	$7,764

TOTAL NET ASSETS REPRESENTED BY:
Net Assets of Policy owners:
Commander/Enhanced Credit VA Policies	$—	$—	$—	$—
Diversifier II/Optimizer/Retirement Planner VA Policies	—	—	—	—
Inflation Protector Variable Annuity Policies	—	—	—	—
Olympia XT Advisor Policies	—	—	18,956	7,764
Penn Freedom Advisor Policies	7,044	—	—	—
Pennant Select Policies	—	—	—	—
PennFreedom Policies	—	—	—	—
Smart Foundation Flex	—	—	—	—
Smart Foundation Plus	—	—	—	—
Smart Foundation VA	—	—	—	—

Total Net Assets	$7,044	$—	$18,956	$7,764

Accumulation of Unit Values:
Commander/Enhanced Credit VA	$—	$—	$—	$—

Diversifier II/Optimizer/Retirement Planner VA	$—	$—	$—	$—

Inflation Protector Variable Annuity	$—	$—	$—	$—

Olympia XT Advisor	$9.65	$13.77	$13.67	$14.92

Penn Freedom Advisor	$9.45	$13.48	$13.57	$14.61

Pennant Select	$—	$—	$—	$—

PennFreedom	$—	$—	$—	$—

Smart Foundation Flex	$—	$—	$—	$—

Smart Foundation Plus	$—	$—	$—	$—

Smart Foundation VA	$—	$—	$—	$—

Cost of Investments	$7,044	$—	$15,868	$7,624

†††††††	Utilities Fund held no assets at December 31, 2012 in Account III. However, the fund is an investment option.

The accompanying notes are an integral part of these financial statements.

11

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF OPERATIONS — FOR THE YEAR ENDED DECEMBER 31, 2012

	Total	Money Market Fund	Limited Maturity Bond Fund	Quality Bond Fund
Net Investment Income (Loss):
Dividends	$22,519	$8,810	$—	$—

Expense:
Mortality and expense risk and administration charges	50,812,453	1,114,060	1,288,645	4,020,361

Net investment income (loss)	(50,789,934)	(1,105,250)	(1,288,645)	(4,020,361)

Net Realized and Unrealized Gains (Losses) on Investments:
Realized gain (loss) from redemption of fund shares	45,685,296	—	1,450,149	6,619,139
Realized gains distributions	33,576	—	—	—

Net realized gain (loss) from investment transactions	45,718,872	—	1,450,149	6,619,139
Net change in unrealized gain (loss) of investments	424,751,553	—	(847,084)	3,250,656

Net realized and unrealized gain (loss) on investments	470,470,425	—	603,065	9,869,795

Net increase (decrease) in net assets resulting from operations	$419,680,491	$(1,105,250)	$(685,580)	$5,849,434

The accompanying notes are an integral part of these financial statements.

12

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF OPERATIONS — FOR THE YEAR ENDED DECEMBER 31, 2012

(continued)

	High Yield Bond Fund	Flexibly Managed Fund	Balanced Fund	Large Growth Stock Fund
Net Investment Income (Loss):
Dividends	$—	$—	$—	$—

Expense:
Mortality and expense risk and administration charges	1,381,757	19,628,422	590,593	1,371,481

Net investment income (loss)	(1,381,757)	(19,628,422)	(590,593)	(1,371,481)

Net Realized and Unrealized Gains (Losses) on Investments:
Realized gain (loss) from redemption of fund shares	4,419,822	7,386,940	1,445,531	2,082,301
Realized gains distributions	—	—	—	—

Net realized gain (loss) from investment transactions	4,419,822	7,386,940	1,445,531	2,082,301
Net change in unrealized gain (loss) of investments	10,250,653	199,484,935	3,127,398	16,075,602

Net realized and unrealized gain (loss) on investments	14,670,475	206,871,875	4,572,929	18,157,903

Net increase (decrease) in net assets resulting from operations	$13,288,718	$187,243,453	$3,982,336	$16,786,422

The accompanying notes are an integral part of these financial statements.

13

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF OPERATIONS — FOR THE YEAR ENDED DECEMBER 31, 2012

(continued)

	Large Cap Growth Fund	Large Core Growth Fund	Large Cap Value Fund	Large Core Value Fund
Net Investment Income (Loss):
Dividends	$—	$—	$—	$—

Expense:
Mortality and expense risk and administration charges	297,834	625,906	1,128,370	876,810

Net investment income (loss)	(297,834)	(625,906)	(1,128,370)	(876,810)

Net Realized and Unrealized Gains (Losses) on Investments:
Realized gain (loss) from redemption of fund shares	689,295	921,023	(2,199,680)	(201,692)
Realized gains distributions	—	—	—	—

Net realized gain (loss) from investment transactions	689,295	921,023	(2,199,680)	(201,692)
Net change in unrealized gain (loss) of investments	1,538,302	6,468,224	13,275,926	10,234,568

Net realized and unrealized gain (loss) on investments	2,227,597	7,389,247	11,076,246	10,032,876

Net increase (decrease) in net assets resulting from operations	$1,929,763	$6,763,341	$9,947,876	$9,156,066

The accompanying notes are an integral part of these financial statements.

14

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF OPERATIONS — FOR THE YEAR ENDED DECEMBER 31, 2012

(continued)

	Index 500 Fund	Mid Cap Growth Fund	Mid Cap Value Fund	Mid Core Value Fund
Net Investment Income (Loss):
Dividends	$—	$—	$—	$—

Expense:
Mortality and expense risk and administration charges	1,571,112	789,082	893,913	393,261

Net investment income (loss)	(1,571,112)	(789,082)	(893,913)	(393,261)

Net Realized and Unrealized Gains (Losses) on Investments:
Realized gain (loss) from redemption of fund shares	1,008,467	923,788	185,929	(312,793)
Realized gains distributions	—	—	—	—

Net realized gain (loss) from investment transactions	1,008,467	923,788	185,929	(312,793)
Net change in unrealized gain (loss) of investments	16,270,667	2,570,055	9,760,862	4,473,137

Net realized and unrealized gain (loss) on investments	17,279,134	3,493,843	9,946,791	4,160,344

Net increase (decrease) in net assets resulting from operations	$15,708,022	$2,704,761	$9,052,878	$3,767,083

The accompanying notes are an integral part of these financial statements.

15

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF OPERATIONS — FOR THE YEAR ENDED DECEMBER 31, 2012

(continued)

	SMID Cap Growth Fund	SMID Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund
Net Investment Income (Loss):
Dividends	$—	$—	$—	$—

Expense:
Mortality and expense risk and administration charges	184,174	201,058	580,130	1,334,914

Net investment income (loss)	(184,174)	(201,058)	(580,130)	(1,334,914)

Net Realized and Unrealized Gains (Losses) on Investments:
Realized gain (loss) from redemption of fund shares	669,670	466,495	497,552	494,591
Realized gains distributions	—	—	—	—

Net realized gain (loss) from investment transactions	669,670	466,495	497,552	494,591
Net change in unrealized gain (loss) of investments	1,076,429	2,263,599	2,039,025	15,167,151

Net realized and unrealized gain (loss) on investments	1,746,099	2,730,094	2,536,577	15,661,742

Net increase (decrease) in net assets resulting from operations	$1,561,925	$2,529,036	$1,956,447	$14,326,828

The accompanying notes are an integral part of these financial statements.

16

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF OPERATIONS — FOR THE YEAR ENDED DECEMBER 31, 2012

(continued)

	Small Cap Index Fund	Developed International Index Fund	International Equity Fund	Emerging Markets Equity Fund
Net Investment Income (Loss):
Dividends	$—	$—	$—	$—

Expense:
Mortality and expense risk and administration charges	247,665	365,332	2,387,872	1,185,772

Net investment income (loss)	(247,665)	(365,332)	(2,387,872)	(1,185,772)

Net Realized and Unrealized Gains (Losses) on Investments:
Realized gain (loss) from redemption of fund shares	654,415	243,446	(6,330,261)	3,476,318
Realized gains distributions	—	—	—	—

Net realized gain (loss) from investment transactions	654,415	243,446	(6,330,261)	3,476,318
Net change in unrealized gain (loss) of investments	2,035,428	4,649,626	42,253,384	12,979,193

Net realized and unrealized gain (loss) on investments	2,689,843	4,893,072	35,923,123	16,455,511

Net increase (decrease) in net assets resulting from operations	$2,442,178	$4,527,740	$33,535,251	$15,269,739

The accompanying notes are an integral part of these financial statements.

17

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF OPERATIONS — FOR THE YEAR ENDED DECEMBER 31, 2012

(continued)

	Real Estate Securities Fund	Aggressive Allocation Fund	Moderately Aggressive Allocation Fund	Moderate Allocation Fund
Net Investment Income (Loss):
Dividends	$—	$—	$—	$—

Expense:
Mortality and expense risk and administration charges	781,808	430,689	1,905,960	3,214,587

Net investment income (loss)	(781,808)	(430,689)	(1,905,960)	(3,214,587)

Net Realized and Unrealized Gains (Losses) on Investments:
Realized gain (loss) from redemption of fund shares	2,504,894	1,260,128	4,587,746	6,292,377
Realized gains distributions	—	—	—	—

Net realized gain (loss) from investment transactions	2,504,894	1,260,128	4,587,746	6,292,377
Net change in unrealized gain (loss) of investments	6,110,080	3,435,005	13,449,379	19,054,676

Net realized and unrealized gain (loss) on investments	8,614,974	4,695,133	18,037,125	25,347,053

Net increase (decrease) in net assets resulting from operations	$7,833,166	$4,264,444	$16,131,165	$22,132,466

The accompanying notes are an integral part of these financial statements.

18

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF OPERATIONS — FOR THE YEAR ENDED DECEMBER 31, 2012

(continued)

	Moderately Conservative Allocation Fund	Conservative Allocation Fund	V.I. Capital Appreciation Fund†	High Income Bond Fund II
Net Investment Income (Loss):
Dividends	$—	$—	$—	$12,862

Expense:
Mortality and expense risk and administration charges	1,168,393	844,812	—	2,110

Net investment income (loss)	(1,168,393)	(844,812)	—	10,752

Net Realized and Unrealized Gains (Losses) on Investments:
Realized gain (loss) from redemption of fund shares	3,905,085	2,523,774	—	6,703
Realized gains distributions	—	—	—	—

Net realized gain (loss) from investment transactions	3,905,085	2,523,774	—	6,703
Net change in unrealized gain (loss) of investments	3,212,273	1,084,478	—	2,264

Net realized and unrealized gain (loss) on investments	7,117,358	3,608,252	—	8,967

Net increase (decrease) in net assets resulting from operations	$5,948,965	$2,763,440	$—	$19,719

†	V.I. Capital Appreciation Fund held no assets at December 31, 2012 in Account III. The fund is no longer an investment option.

The accompanying notes are an integral part of these financial statements.

19

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF OPERATIONS — FOR THE YEAR ENDED DECEMBER 31, 2012

(continued)

	Financial Services Fund††	Health Care Fund†††	Russell 2000 1.5x Strategy Fund	Nova Fund
Net Investment Income (Loss):
Dividends	$—	$—	$—	$—

Expense:
Mortality and expense risk and administration charges	—	—	258	271

Net investment income (loss)	—	—	(258)	(271)

Net Realized and Unrealized Gains (Losses) on Investments:
Realized gain (loss) from redemption of fund shares	—	—	130	3,788
Realized gains distributions	—	—	—	—

Net realized gain (loss) from investment transactions	—	—	130	3,788
Net change in unrealized gain (loss) of investments	—	—	6,529	(672)

Net realized and unrealized gain (loss) on investments	—	—	6,659	3,116

Net increase (decrease) in net assets resulting from operations	$—	$—	$6,401	$2,845

††	Financial Services Fund held no assets at December 31, 2012 in Account III. However, the fund is an investment option.
†††	Health Care Fund held no assets at December 31, 2012 in Account III. However, the fund is an investment option.

The accompanying notes are an integral part of these financial statements.

20

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF OPERATIONS — FOR THE YEAR ENDED DECEMBER 31, 2012

(continued)

	NASDAQ-100 Fund	Technology Fund††††	Inverse S&P 500 Strategy Fund†††††	Government Long Bond 1.2x Strategy Fund††††††
Net Investment Income (Loss):
Dividends	$—	$—	$—	$229

Expense:
Mortality and expense risk and administration charges	1,895	—	6	327

Net investment income (loss)	(1,895)	—	(6)	(98)

Net Realized and Unrealized Gains (Losses) on Investments:
Realized gain (loss) from redemption of fund shares	31,909	—	(846)	(26,269)
Realized gains distributions	—	—	—	33,576

Net realized gain (loss) from investment transactions	31,909	—	(846)	7,307
Net change in unrealized gain (loss) of investments	(49)	—	763	(2,521)

Net realized and unrealized gain (loss) on investments	31,860	—	(83)	4,786

Net increase (decrease) in net assets resulting from operations	$29,965	$—	$(89)	$4,688

††††	Technology Fund held no assets at December 31, 2012 in Account III. However, the fund is an investment option.
††††	Inverse S&P 500 Strategy Fund held no assets at December 31, 2012 in Account III. However, the fund is an investment option.
††††	Government Long Bond 1.2x Strategy Fund held no assets at December 31, 2012 in Account III. However, the fund is an investment option.

The accompanying notes are an integral part of these financial statements.

21

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF OPERATIONS — FOR THE YEAR ENDED DECEMBER 31, 2012

(continued)

	U.S. Government Money Market Fund	Utilites Fund†††††††	Equity Income Portfolio II	International Stock Portfolio
Net Investment Income (Loss):
Dividends	$2	$—	$514	$102

Expense:
Mortality and expense risk and administration charges	2,288	—	384	141

Net investment income (loss)	(2,286)	—	130	(39)

Net Realized and Unrealized Gains (Losses) on Investments:
Realized gain (loss) from redemption of fund shares	—	—	5,851	(419)
Realized gains distributions	—	—	—	—

Net realized gain (loss) from investment transactions	—	—	5,851	(419)
Net change in unrealized gain (loss) of investments	—	—	(642)	2,254

Net realized and unrealized gain (loss) on investments	—	—	5,209	1,835

Net increase (decrease) in net assets resulting from operations	$(2,286)	$—	$5,339	$1,796

†††††††	Utilities Fund held no assets at December 31, 2012 in Account III. However, the fund is an investment option.

The accompanying notes are an integral part of these financial statements.

22

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF CHANGES IN NET ASSETS — FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

	Total		Money Market Fund		Limited Maturity Bond Fund
	2012	2011	2,012	2011	2012	2011
Operations:
Net investment income (loss)	$(50,789,934)	$(44,563,268)	$(1,105,250)	$(1,176,560)	$(1,288,645)	$(1,091,271)
Net realized gains (losses) from investment transactions	45,718,872	23,503,219	—	—	1,450,149	1,312,024
Net change in unrealized gain (loss) of investments	424,751,553	5,003,568	—	—	(847,084)	565,517

Net increase (decrease) in net assets resulting from operations	419,680,491	(16,056,481)	(1,105,250)	(1,176,560)	(685,580)	786,270

Variable Annuity Activities:
Purchase payments	527,951,980	414,008,979	10,586,834	21,700,379	13,565,732	8,035,651
Surrender benefits	(276,598,167)	(257,136,080)	(21,665,433)	(28,761,976)	(6,544,317)	(7,018,153)
Net transfers	136,123,227	103,452,290	1,496,226	24,233,690	11,369,922	10,422,401
Payments for supplementary contracts without life contingency	(4,270)	(4,163)	—	—	—	—
Payments for supplementary contracts with life contingency	(88,730)	(91,889)	—	—	—	—
Contract administration charges	(30,574,548)	(24,030,198)	(663,285)	(636,033)	(844,423)	(671,147)
Annuity benefits	(32,127,058)	(25,731,040)	(1,351,285)	(3,390,970)	(837,765)	(481,453)

Net increase (decrease) in net assets resulting from variable annuity activities	324,682,434	210,467,899	(11,596,943)	13,145,090	16,709,149	10,287,299

Total increase (decrease) in net assets	744,362,925	194,411,418	(12,702,193)	11,968,530	16,023,569	11,073,569
Net Assets:
Beginning of year	3,593,163,986	3,398,752,568	98,595,231	86,626,701	93,891,948	82,818,379

End of year	$4,337,526,911	$3,593,163,986	$85,893,038	$98,595,231	$109,915,517	$93,891,948

	Quality Bond Fund		High Yield Bond Fund		Flexibly Managed Fund
	2012	2011	2,012	2011	2012	2011
Operations:
Net investment income (loss)	$(4,020,361)	$(3,234,769)	$(1,381,757)	$(1,158,759)	$(19,628,422)	$(16,850,399)
Net realized gains (losses) from investment transactions	6,619,139	6,301,222	4,419,822	2,490,787	7,386,940	(4,409,963)
Net change in unrealized gain (loss) of investments	3,250,656	18,692,184	10,250,653	121,983	199,484,935	43,786,565

Net increase (decrease) in net assets resulting from operations	5,849,434	21,758,637	13,288,718	1,454,011	187,243,453	22,526,203

Variable Annuity Activities:
Purchase payments	42,791,774	23,028,104	15,821,996	9,729,993	209,157,821	159,742,617
Surrender benefits	(24,289,568)	(18,126,516)	(10,131,543)	(8,113,325)	(100,520,044)	(90,780,380)
Net transfers	47,410,621	18,262,634	9,994,228	8,703,465	49,912,878	13,369,907
Payments for supplementary contracts without life contingency	(330)	(327)	(419)	(411)	(1,480)	(1,428)
Payments for supplementary contracts with life contingency	(961)	(1,418)	(2,031)	(1,959)	(28,430)	(30,377)
Contract administration charges	(2,382,637)	(1,742,146)	(761,676)	(548,308)	(11,145,668)	(8,483,645)
Annuity benefits	(3,982,786)	(1,630,025)	(799,857)	(1,821,265)	(13,042,466)	(9,351,339)

Net increase (decrease) in net assets resulting from variable annuity activities	59,546,113	19,790,306	14,120,698	7,948,190	134,332,611	64,465,355

Total increase (decrease) in net assets	65,395,547	41,548,943	27,409,416	9,402,201	321,576,064	86,991,558
Net Assets:
Beginning of year	286,570,584	245,021,641	95,196,769	85,794,568	1,364,848,230	1,277,856,672

End of year	$351,966,131	$286,570,584	$122,606,185	$95,196,769	$1,686,424,294	$1,364,848,230

The accompanying notes are an integral part of these financial statements.

23

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF CHANGES IN NET ASSETS — FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

(continued)

	Balanced Fund		Large Growth Stock Fund		Large Cap Growth Fund
	2012	2011	2012	2011	2012	2011
Operations:
Net investment income (loss)	$(590,593)	$(519,855)	$(1,371,481)	$(1,248,279)	$(297,834)	$(287,071)
Net realized gains (losses) from investment transactions	1,445,531	597,612	2,082,301	(226,828)	689,295	(330,522)
Net change in unrealized gain (loss) of investments	3,127,398	1,612,196	16,075,602	(1,432,086)	1,538,302	(1,297,818)

Net increase (decrease) in net assets resulting from operations	3,982,336	1,689,953	16,786,422	(2,907,193)	1,929,763	(1,915,411)

Variable Annuity Activities:
Purchase payments	4,749,182	4,063,092	12,201,220	8,959,006	1,945,004	2,707,137
Surrender benefits	(4,228,913)	(3,903,952)	(6,632,167)	(6,616,876)	(1,384,178)	(1,722,818)
Net transfers	2,505,757	759,292	(2,878,095)	2,710,218	(1,028,660)	906,490
Payments for supplementary contracts without life contingency	—	—	(757)	(715)	—	—
Payments for supplementary contracts with life contingency	—	—	—	—	—	—
Contract administration charges	(369,738)	(290,816)	(739,436)	(618,936)	(197,297)	(172,574)
Annuity benefits	(195,015)	(501,059)	(682,142)	(567,420)	(194,510)	(130,025)

Net increase (decrease) in net assets resulting from variable annuity activities	2,461,273	126,557	1,268,623	3,865,277	(859,641)	1,588,210

Total increase (decrease) in net assets	6,443,609	1,816,510	18,055,045	958,084	1,070,122	(327,201)
Net Assets:
Beginning of year	42,562,623	40,746,113	96,768,806	95,810,722	21,612,432	21,939,633

End of year	$49,006,232	$42,562,623	$114,823,851	$96,768,806	$22,682,554	$21,612,432

	Large Core Growth Fund		Large Cap Value Fund		Large Core Value Fund
	2012	2011	2012	2011	2012	2011
Operations:
Net investment income (loss)	$(625,906)	$(645,599)	$(1,128,370)	$(1,149,734)	$(876,810)	$(895,828)
Net realized gains (losses) from investment transactions	921,023	20,100	(2,199,680)	(1,023,492)	(201,692)	(1,244,295)
Net change in unrealized gain (loss) of investments	6,468,224	(2,422,051)	13,275,926	(3,037,815)	10,234,568	(1,816,802)

Net increase (decrease) in net assets resulting from operations	6,763,341	(3,047,550)	9,947,876	(5,211,041)	9,156,066	(3,956,925)

Variable Annuity Activities:
Purchase payments	2,516,289	2,330,249	5,278,546	7,628,312	4,243,288	3,053,112
Surrender benefits	(4,763,571)	(5,583,466)	(6,785,249)	(7,232,623)	(5,621,826)	(5,458,965)
Net transfers	(1,678,250)	(2,164,493)	(4,620,673)	2,586,173	(767,907)	(2,702,414)
Payments for supplementary contracts without life contingency	—	—	(802)	(822)	—
Payments for supplementary contracts with life contingency	—	—	(14,273)	(14,803)	(17,002)	(17,571)
Contract administration charges	(205,844)	(193,700)	(481,909)	(426,572)	(439,969)	(411,022)
Annuity benefits	(450,533)	(148,433)	(857,011)	(938,734)	(673,247)	(528,923)

Net increase (decrease) in net assets resulting from variable annuity activities	(4,581,909)	(5,759,843)	(7,481,371)	1,600,931	(3,276,663)	(6,065,783)

Total increase (decrease) in net assets	2,181,432	(8,807,393)	2,466,505	(3,610,110)	5,879,403	(10,022,708)
Net Assets:
Beginning of year	46,121,275	54,928,668	87,153,415	90,763,525	65,894,581	75,917,289

End of year	$48,302,707	$46,121,275	$89,619,920	$87,153,415	$71,773,984	$65,894,581

The accompanying notes are an integral part of these financial statements.

24

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF CHANGES IN NET ASSETS — FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

(continued)

	Index 500 Fund		Mid Cap Growth Fund		Mid Cap Value Fund
	2012	2011	2012	2011	2012	2011
Operations:
Net investment income (loss)	$(1,571,112)	$(1,359,613)	$(789,082)	$(801,422)	$(893,913)	$(879,200)
Net realized gains (losses) from investment transactions	1,008,467	(140,753)	923,788	3,915,185	185,929	(899,370)
Net change in unrealized gain (loss) of investments	16,270,667	2,156,724	2,570,055	(8,945,185)	9,760,862	(3,349,231)

Net increase (decrease) in net assets resulting from operations	15,708,022	656,358	2,704,761	(5,831,422)	9,052,878	(5,127,801)

Variable Annuity Activities:
Purchase payments	15,196,490	7,475,426	5,387,004	7,138,631	6,857,449	6,612,384
Surrender benefits	(9,038,262)	(7,631,193)	(4,090,707)	(4,357,756)	(4,926,621)	(4,612,749)
Net transfers	10,494,081	3,663,274	632,870	1,070,867	(790,731)	(2,240,186)
Payments for supplementary contracts without life contingency	(482)	(460)	—	—	—	—
Payments for supplementary contracts with life contingency	—	(644)	—	—	—	—
Contract administration charges	(911,383)	(701,295)	(467,241)	(399,063)	(450,333)	(382,688)
Annuity benefits	(700,277)	(956,685)	(451,472)	(383,629)	(815,573)	(408,425)

Net increase (decrease) in net assets resulting from variable annuity activities	15,040,167	1,848,423	1,010,454	3,069,050	(125,809)	(1,031,664)

Total increase (decrease) in net assets	30,748,189	2,504,781	3,715,215	(2,762,372)	8,927,069	(6,159,465)
Net Assets:
Beginning of year	108,326,551	105,821,770	57,659,326	60,421,698	66,324,565	72,484,030

End of year	$139,074,740	$108,326,551	$61,374,541	$57,659,326	$75,251,634	$66,324,565

	Mid Core Value Fund		SMID Cap Growth Fund		SMID Cap Value Fund
	2012	2011	2012	2011	2012	2011
Operations:
Net investment income (loss)	$(393,261)	$(394,198)	$(184,174)	$(134,964)	$(201,058)	$(157,472)
Net realized gains (losses) from investment transactions	(312,793)	(1,063,054)	669,670	595,454	466,495	1,045,550
Net change in unrealized gain (loss) of investments	4,473,137	121,092	1,076,429	(1,138,606)	2,263,599	(1,921,879)

Net increase (decrease) in net assets resulting from operations	3,767,083	(1,336,160)	1,561,925	(678,116)	2,529,036	(1,033,801)

Variable Annuity Activities:
Purchase payments	3,796,324	1,784,598	3,903,674	2,089,489	5,018,688	2,776,886
Surrender benefits	(2,277,798)	(2,116,216)	(584,892)	(460,180)	(673,273)	(463,862)
Net transfers	(2,064,702)	(257,123)	1,580,831	(224,505)	(1,301,068)	1,240,008
Payments for supplementary contracts without life contingency	—	—	—	—	—	—
Payments for supplementary contracts with life contingency	—	—	—	—	—	—
Contract administration charges	(222,157)	(205,341)	(128,827)	(89,926)	(141,153)	(102,732)
Annuity benefits	(340,419)	(188,638)	(131,560)	(8,508)	(137,599)	(60,399)

Net increase (decrease) in net assets resulting from variable annuity activities	(1,108,752)	(982,720)	4,639,226	1,306,370	2,765,595	3,389,901

Total increase (decrease) in net assets	2,658,331	(2,318,880)	6,201,151	628,254	5,294,631	2,356,100
Net Assets:
Beginning of year	29,326,711	31,645,591	10,950,785	10,322,531	13,032,095	10,675,995

End of year	$31,985,042	$29,326,711	$17,151,936	$10,950,785	$18,326,726	$13,032,095

The accompanying notes are an integral part of these financial statements.

25

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF CHANGES IN NET ASSETS — FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

(continued)

	Small Cap Growth Fund		Small Cap Value Fund		Small Cap Index Fund
	2012	2011	2012	2011	2012	2011
Operations:
Net investment income (loss)	$(580,130)	$(611,776)	$(1,334,914)	$(1,226,985)	$(247,665)	$(184,978)
Net realized gains (losses) from investment transactions	497,552	689,442	494,591	(1,580,041)	654,415	904,509
Net change in unrealized gain (loss) of investments	2,039,025	(5,943,488)	15,167,151	2,739,593	2,035,428	(1,617,394)

Net increase (decrease) in net assets resulting from operations	1,956,447	(5,865,822)	14,326,828	(67,433)	2,442,178	(897,863)

Variable Annuity Activities:
Purchase payments	3,817,196	4,090,882	10,120,762	10,486,056	4,299,246	2,899,804
Surrender benefits	(2,758,114)	(3,395,343)	(7,371,463)	(7,565,072)	(774,891)	(432,034)
Net transfers	(1,309,100)	814,454	(2,807,386)	(1,728,298)	2,233,710	2,477,056
Payments for supplementary contracts without life contingency	—	—	—	—	—	—
Payments for supplementary contracts with life contingency	—	—	(23,036)	(22,349)	—	—
Contract administration charges	(229,261)	(212,421)	(662,523)	(536,289)	(201,710)	(143,256)
Annuity benefits	(286,046)	(303,643)	(1,081,555)	(687,397)	(68,358)	—

Net increase (decrease) in net assets resulting from variable annuity activities	(765,325)	993,929	(1,825,201)	(53,349)	5,487,997	4,801,570

Total increase (decrease) in net assets	1,191,122	(4,871,893)	12,501,627	(120,782)	7,930,175	3,903,707
Net Assets:
Beginning of year	44,044,123	48,916,016	98,986,877	99,107,659	15,997,508	12,093,801

End of year	$45,235,245	$44,044,123	$111,488,504	$98,986,877	$23,927,683	$15,997,508

	Developed International Index Fund		International Equity Fund		Emerging Markets Equity Fund
	2012	2011	2012	2011	2012	2011
Operations:
Net investment income (loss)	$(365,332)	$(300,836)	$(2,387,872)	$(2,286,249)	$(1,185,772)	$(1,145,772)
Net realized gains (losses) from investment transactions	243,446	338,557	(6,330,261)	(8,273,982)	3,476,318	4,597,156
Net change in unrealized gain (loss) of investments	4,649,626	(3,715,143)	42,253,384	10,217,526	12,979,193	(22,696,138)

Net increase (decrease) in net assets resulting from operations	4,527,740	(3,677,422)	33,535,251	(342,705)	15,269,739	(19,244,754)

Variable Annuity Activities:
Purchase payments	5,003,818	4,212,813	12,957,631	11,717,609	13,947,359	12,697,872
Surrender benefits	(978,600)	(541,880)	(11,822,828)	(11,968,588)	(5,320,953)	(4,928,215)
Net transfers	1,656,882	2,435,589	(5,132,873)	(5,360,253)	(775,703)	(2,751,734)
Payments for supplementary contracts without life contingency	—	—	—	—	—	—
Payments for supplementary contracts with life contingency	—	—	—	—	—	—
Contract administration charges	(324,451)	(252,504)	(1,300,813)	(1,154,135)	(807,138)	(676,413)
Annuity benefits	(1,771)	—	(1,489,243)	(1,266,296)	(233,971)	(438,814)

Net increase (decrease) in net assets resulting from variable annuity activities	5,355,878	5,854,018	(6,788,126)	(8,031,663)	6,809,594	3,902,696

Total increase (decrease) in net assets	9,883,618	2,176,596	26,747,125	(8,374,368)	22,079,333	(15,342,058)
Net Assets:
Beginning of year	23,689,661	21,513,065	173,169,647	181,544,015	81,050,617	96,392,675

End of year	$33,573,279	$23,689,661	$199,916,772	$173,169,647	$103,129,950	$81,050,617

The accompanying notes are an integral part of these financial statements.

26

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF CHANGES IN NET ASSETS — FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

(continued)

	Real Estate Securities Fund*		Aggressive Allocation Fund		Moderately Aggressive Allocation Fund		Moderate Allocation Fund
	2012	2011	2012	2011	2012	2011	2012	2011
Operations:
Net investment income (loss)	$(781,808)	$(626,226)	$(430,689)	$(325,860)	$(1,905,960)	$(1,584,244)	$(3,214,587)	$(2,654,242)
Net realized gains (losses) from investment transactions	2,504,894	(1,104,860)	1,260,128	1,196,305	4,587,746	7,177,443	6,292,377	8,221,044
Net change in unrealized gain (loss) of investments	6,110,080	4,390,877	3,435,005	(2,194,902)	13,449,379	(10,028,404)	19,054,676	(7,496,987)

Net increase (decrease) in net assets resulting from operations	7,833,166	2,659,791	4,264,444	(1,324,457)	16,131,165	(4,435,205)	22,132,466	(1,930,185)

Variable Annuity Activities:
Purchase payments	11,390,269	6,683,453	10,465,152	5,256,177	25,203,521	26,254,517	45,751,518	31,253,759
Surrender benefits	(3,454,950)	(2,809,001)	(972,013)	(567,719)	(6,757,564)	(4,116,056)	(12,080,842)	(9,705,079)
Net transfers	2,065,231	854,050	(338,360)	892,461	11,305,169	(1,398,608)	12,681,885	5,090,362
Payments for supplementary contracts without life contingency	—	—	—	—	—	—	—	—
Payments for supplementary contracts with life contingency	(2,997)	(2,768)	—	—	—	—	—	—
Contract administration charges	(476,043)	(350,392)	(364,565)	(247,067)	(1,547,387)	(1,208,359)	(2,598,720)	(2,033,042)
Annuity benefits	(217,458)	(324,288)	(153,208)	—	(1,110,112)	(190,046)	(879,395)	(128,740)

Net increase (decrease) in net assets resulting from variable annuity activities	9,304,052	4,051,054	8,637,006	5,333,852	27,093,627	19,341,448	42,874,446	24,477,260

Total increase (decrease) in net assets	17,137,218	6,710,845	12,901,450	4,009,395	43,224,792	14,906,243	65,006,912	22,547,075
Net Assets:
Beginning of year	52,353,197	45,642,352	26,876,020	22,866,625	127,117,311	112,211,068	217,069,283	194,522,208

End of year	$69,490,415	$52,353,197	$39,777,470	$26,876,020	$170,342,103	$127,117,311	$282,076,195	$217,069,283

	Moderately Conservative Allocation Fund		Conservative Allocation Fund		V.I. Capital Appreciation Fund†		High Income Bond Fund II
	2012	2011	2012	2011	2012	2011	2012	2011
Operations:
Net investment income (loss)	$(1,168,393)	$(978,852)	$(844,812)	$(653,256)	$—	$(46)	$10,752	$7,767
Net realized gains (losses) from investment transactions	3,905,085	2,800,925	2,523,774	1,539,280	—	1,465	6,703	16,941
Net change in unrealized gain (loss) of investments	3,212,273	(850,398)	1,084,478	561,045	—	(326)	2,264	(19,045)

Net increase (decrease) in net assets resulting from operations	5,948,965	971,675	2,763,440	1,447,069	—	1,093	19,719	5,663

Variable Annuity Activities:
Purchase payments	14,605,690	12,197,122	7,372,503	7,403,849	—	—	—	—
Surrender benefits	(5,547,760)	(4,195,219)	(4,284,086)	(3,698,618)	—	(6,947)	(18,036)	(59,803)
Net transfers	(6,343,557)	9,088,110	2,616,850	12,704,783	—	(7,732)	(74,212)	69,364
Payments for supplementary contracts without life contingency	—	—	—	—	—	—	—	—
Payments for supplementary contracts with life contingency	—	—	—	—	—	—	—	—
Contract administration charges	(892,296)	(715,831)	(615,374)	(423,017)	—	(8)	(292)	(214)
Annuity benefits	(676,299)	(809,298)	(286,125)	(86,588)	—	—	—	—

Net increase (decrease) in net assets resulting from variable annuity activities	1,145,778	15,564,884	4,803,768	15,900,409	—	(14,687)	(92,540)	9,347

Total increase (decrease) in net assets	7,094,743	16,536,559	7,567,208	17,347,478	—	(13,594)	(72,821)	15,010
Net Assets:
Beginning of year	85,783,809	69,247,250	61,531,917	44,184,439	—	13,594	167,160	152,150

End of year	$92,878,552	$85,783,809	$69,099,125	$61,531,917	$—	$—	$94,339	$167,160

*	Prior to May 1, 2011, Real Estate Securities Fund was named REIT Fund.
†	V.I. Capital Appreciation Fund held no assets at December 31, 2012 in Account III. The Fund is no longer an investment option.

The accompanying notes are an integral part of these financial statements.

27

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF CHANGES IN NET ASSETS — FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

(continued)

	Financial Services Fund††		Health Care Fund†††		Russell 2000 1.5x Strategy Fund
	2012	2011	2012	2011	2012	2011
Operations:
Net investment income (loss)	$—	$—	$—	$—	$(258)	$(878)
Net realized gains (losses) from investment transactions	—	—	—	—	130	17,450
Net change in unrealized gain (loss) of investments	—	—	—	—	6,529	(13,237)

Net increase (decrease) in net assets resulting from operations	—	—	—	—	6,401	3,335

Variable Annuity Activities:
Purchase payments	—	—	—	—	—	—
Surrender benefits	—	—	—	—	(152)	(22,194)
Net transfers	—	—	—	—	78,796	(81,374)
Payments for supplementary contracts without life contingency	—	—	—	—	—	—
Payments for supplementary contracts with life contingency	—	—	—	—	—	—
Contract administration charges	—	—	—	—	(63)	(137)
Annuity benefits	—	—	—	—	—	—

Net increase (decrease) in net assets resulting from variable annuity activities	—	—	—	—	78,581	(103,705)

Total increase (decrease) in net assets	—	—	—	—	84,982	(100,370)
Net Assets:
Beginning of year	—	—	—	—	11,134	111,504

End of year	$—	$—	$—	$—	$96,116	$11,134

	Nova Fund		NASDAQ-100 Fund		Technology Fund††††
	2012	2011	2012	2011	2012	2011
Operations:
Net investment income (loss)	$(271)	$(725)	$(1,895)	$(680)	$—	$(207)
Net realized gains (losses) from investment transactions	3,788	(2,353)	31,909	17,258	—	3,187
Net change in unrealized gain (loss) of investments	(672)	(6,590)	(49)	(12,986)	—	(1,611)

Net increase (decrease) in net assets resulting from operations	2,845	(9,668)	29,965	3,592	—	1,369

Variable Annuity Activities:
Purchase payments	—	—	—	—	—	—
Surrender benefits	(18,563)	(19,397)	(6,635)	(27,614)	—	(22,310)
Net transfers	80,568	5,114	(78,437)	88,672	—	(24,214)
Payments for supplementary contracts without life contingency	—	—	—	—	—	—
Payments for supplementary contracts with life contingency	—	—	—	—	—	—
Contract administration charges	(37)	(108)	(256)	(82)	—	(25)
Annuity benefits	—	—	—	—	—	—

Net increase (decrease) in net assets resulting from variable annuity activities	61,968	(14,391)	(85,328)	60,976	—	(46,549)

Total increase (decrease) in net assets	64,813	(24,059)	(55,363)	64,568	—	(45,180)
Net Assets:
Beginning of year	19,326	43,385	159,591	95,023	—	45,180

End of year	$84,139	$19,326	$104,228	$159,591	$—	$—

††	Financial Services Fund held no assets at December 31, 2011 and 2012 in Account III. However, the fund is an investment option.
†††	Health Care Fund held no assets at December 31, 2011 and 2012 in Account III. However, the fund is an investment option.
††††	Technology Fund held no assets at December 31, 2012 in Account III. However, the fund is an investment option.

The accompanying notes are an integral part of these financial statements.

28

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF CHANGES IN NET ASSETS — FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

(continued)

	Inverse S&P 500 Strategy Fund†††††		Government Long Bond 1.2x Strategy Fund		U.S. Government Money Market Fund
	2012	2011	2012	2011	2012	2011
Operations:
Net investment income (loss)	$(6)	$(14)	$(98)	$63	$(2,286)	$(4,042)
Net realized gains (losses) from investment transactions	(846)	(15)	7,307	(1,371)	—	—
Net change in unrealized gain (loss) of investments	763	(73)	(2,521)	4,276	—	—

Net increase (decrease) in net assets resulting from operations	(89)	(102)	4,688	2,968	(2,286)	(4,042)

Variable Annuity Activities:
Purchase payments	—	—	—	—	—	—
Surrender benefits	(764)	—	(12,624)	—	(219,225)	(66,015)
Net transfers	(22)	(1)	(4,112)	(13,274)	447	(7,751)
Payments for supplementary contracts without life contingency	—	—	—	—	—	—
Payments for supplementary contracts with life contingency	—	—	—	—	—	—
Contract administration charges	(5)	(6)	(74)	(67)	(474)	(725)
Annuity benefits	—	—	—	—	—	—

Net increase (decrease) in net assets resulting from variable annuity activities	(791)	(7)	(16,810)	(13,341)	(219,252)	(74,491)

Total increase (decrease) in net assets	(880)	(109)	(12,122)	(10,373)	(221,538)	(78,533)
Net Assets:
Beginning of year	880	989	12,122	22,495	228,582	307,115

End of year	$—	$880	$—	$12,122	$7,044	$228,582

	Utilities Fund††††††		Equity Income Portfolio II		International Stock Portfolio
	2012	2011	2012	2011	2012	2011
Operations:
Net investment income (loss)	$—	$—	$130	$75	$(39)	$(312)
Net realized gains (losses) from investment transactions	—	—	5,851	3,845	(419)	1,377
Net change in unrealized gain (loss) of investments	—	—	(642)	(4,708)	2,254	(3,107)

Net increase (decrease) in net assets resulting from operations	—	—	5,339	(788)	1,796	(2,042)

Variable Annuity Activities:
Purchase payments	—	—	—	—	—	—
Surrender benefits	—	—	(31,979)	(19,000)	(7,763)	(8,970)
Net transfers	—	—	118	11,468	5	(45,652)
Payments for supplementary contracts without life contingency	—	—	—	—	—	—
Payments for supplementary contracts with life contingency	—	—	—	—	—	—
Contract administration charges	—	—	(65)	(88)	(25)	(68)
Annuity benefits	—	—	—	—	—	—

Net increase (decrease) in net assets resulting from variable annuity activities	—	—	(31,926)	(7,620)	(7,783)	(54,690)

Total increase (decrease) in net assets	—	—	(26,587)	(8,408)	(5,987)	(56,732)
Net Assets:
Beginning of year	—	—	45,543	53,951	13,751	70,483

End of year	$—	$—	$18,956	$45,543	$7,764	$13,751

†††††	Inverse S&P 500 Strategy Fund held no assets at December 31, 2012 in Account III. However, the fund is an investment option.
††††††	Utilities Fund held no assets at December 31, 2011 and 2012 in Account III. However, the fund is an investment option.

The accompanying notes are an integral part of these financial statements.

29

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

Notes to Financial Statements — December 31, 2012

Note 1.    Organization

Penn Mutual Variable Annuity Account III (“Account III”) was established by The Penn Mutual Life Insurance Company (“Penn Mutual”) under the provisions of the Pennsylvania Insurance Law. Account III is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. Account III offers units to variable annuity contract owners to provide for the accumulation of value and for the payment of annuities. Account III contains contracts of the Diversifier II, Optimizer, Commander, Penn Freedom, Enhanced Credit Variable Annuity, Pennant Select, Olympia XT Advisor, Penn Freedom Advisor, Retirement Planner VA, Inflation Protector, Smart Foundation Flex, Smart Foundation Plus and Smart Foundation VA variable annuity products. Under applicable insurance law, the assets and liabilities of Account III are legally segregated from Penn Mutual’s other assets and liabilities.

Note 2.    Significant Accounting Policies

The preparation of the accompanying financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported values of assets and liabilities and the reported amounts from operations and contract transactions. Actual results could differ significantly with those estimates. The significant accounting policies of Account III are as follows:

Investments — Assets of Account III are invested into subaccounts which are invested in shares of Penn Series Funds, Inc. (“Penn Series”), an affiliated entity of Penn Mutual: Money Market, Limited Maturity Bond, Quality Bond, High Yield Bond, Flexibly Managed, Balanced, Large Growth Stock, Large Cap Growth, Large Core Growth, Large Cap Value, Large Core Value, Index 500, Mid Cap Growth, Mid Cap Value, Mid Core Value, SMID Cap Growth, SMID Cap Value, Small Cap Growth, Small Cap Value, Small Cap Index, Developed International Index, International Equity, Emerging Markets Equity, Real Estate Securities, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation and Conservative Allocation Funds; Federated Insurance Series (“Federated”): High Income Bond Fund II; Rydex Variable Trust (“Rydex”): Financial Services, Health Care, Russell 2000 1.5x Strategy, Nova, NASDAQ-100, Technology, Inverse S&P 500 Strategy, Government Long Bond 1.2x Strategy, U.S. Government Money Market, and Utilities Funds; T. Rowe Price Equity Series, Inc. (“T. Rowe”): Equity Income Portfolio II, and T. Rowe Price International Series, Inc. (“T. Rowe”): International Stock Portfolio.

Penn Series, Federated, Rydex, and T. Rowe are open-end diversified management investment companies.

The investment in shares of these funds or portfolios are carried at fair market value as determined by the underlying net asset value of the respective funds or portfolios. Investment transactions are accounted for on a trade date basis. Realized gains (losses) from securities transactions are determined for federal income tax and for financial reporting purposes on the FIFO cost basis.

The amounts shown as receivable for securities sold and payable for securities purchased on the Statements of Assets and Liabilities reflect transactions that occurred on the last business day of the reporting period. These amounts will be deposited to or withdrawn from the separate account in accordance with the policyowners’ instructions on the first business day subsequent to the close of the period presented.

All dividend distributions received from the underlying Penn Series Funds are reinvested in additional shares of these Funds and are recorded by Account III on the ex-dividend date. The Penn Series Funds have utilized consent dividends to effectively distribute income for income tax purposes. Account III consents to treat these amounts as dividend income for tax purposes although they are not paid by the underlying Penn Series Funds. Therefore, no dividend income is recorded in the statements of operations related to such consent dividends.

For the year ended December 31, 2012, consent dividends in Account III were:

Consent Dividends
Limited Maturity Bond Fund	$930,799
Quality Bond Fund	11,287,960
High Yield Bond Fund	7,096,737
Flexibly Managed Fund	123,128,784

30

Note 2.    Significant Accounting Policies (continued)

Consent Dividends
Balanced Fund	$841,114
Large Growth Stock Fund	33,216
Large Cap Growth Fund	15,546
Large Core Growth Fund	82,530
Large Cap Value Fund	1,195,299
Large Core Value Fund	1,142,679
Index 500 Fund	2,519,490
Mid Cap Growth Fund	2,468,267
Mid Cap Value Fund	4,647,268
Mid Core Value Fund	239,565
SMID Cap Growth Fund	79,202
SMID Cap Value Fund	1,083,629
Small Cap Value Fund	5,773,652
Small Cap Index Fund	1,123,925
Developed International Index Fund	797,088
International Equity Fund	3,546,749
Emerging Markets Equity Fund	312,474
Real Estate Securities Fund	6,076,452
Aggressive Allocation Fund	1,228,080
Moderately Aggressive Allocation Fund	4,593,729
Moderate Allocation Fund	9,950,976
Moderately Conservative Allocation Fund	3,799,827
Conservative Allocation Fund	2,593,679

Consent dividends were utilized by the Penn Series Funds only.

Federal Income Taxes — The operations of Account III are included in the federal income tax return of Penn Mutual, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (“IRC”). Under the current provisions of the IRC, Penn Mutual does not expect to incur federal income taxes on the earnings of Account III to the extent the earnings are credited under the contracts. Based on this, there is no charge to Account III for federal income taxes. Penn Mutual will review, as needed, the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

Under the provisions of Section 817(h) of the IRC, a variable annuity contract will not be treated as an annuity contract for federal tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. The IRC provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury. The Internal Revenue Service has issued regulations under section 817(h) of IRC. Penn Mutual believes that Account III satisfies the current requirements of the regulations, and it intends that Account III will continue to meet such requirements.

FAIR VALUE MEASUREMENT — Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Fair value measurement is based on assumptions market participants would make in pricing an asset or liability. The inputs to valuation techniques used to measure fair value are prioritized by establishing a three-level fair value hierarchy. The fair value hierarchy gives the highest priority to quoted prices in active markets and the lowest priority to prices derived from unobservable inputs. An asset or liability’s classification within the fair value hierarchy is based on the lowest level of significant input to its fair value measurement. Account III has categorized its assets and liabilities into the three-level fair value hierarchy based upon the priority of the inputs. The following summarizes the types of assets and liabilities included within the three-level hierarchy:

Level 1 — Fair value is based on unadjusted quoted market prices in active markets for identical assets or liabilities that are accessible at the measurement date. These generally provide the most reliable evidence and are used to measure fair value whenever available. Active markets are defined as having the following for the measured asset/liability: i) many transactions, ii) current prices, iii) price quotes not varying substantially among market makers. iv) narrow bid/ask spreads and v) most information publicly available. Prices are obtained from readily available sources for market transactions involving identical assts or liabilities.

31

Note 2.    Significant Accounting Policies (continued)

Level 2 — Fair value is based on significant inputs, other than quoted prices included in Level 1, that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability through corroboration with observable market data. In circumstances where prices from pricing services are reviewed for reasonability but cannot be validated to observable market data as noted above, these security values are recorded in Level 3 in our fair value hierarchy.

Level 3 — Fair value is based on significant inputs that are unobservable for the asset or liability. These inputs reflect the Penn Mutual’s assumptions about the assumptions market participants would use in pricing the asset or liability. These are typically less liquid fixed maturity securities with very limited trading activity. Prices are determined using valuation methodologies such as option pricing models, discounted cash flow models and other similar techniques. Prices may also be based upon non-binding quotes from brokers or other market makers that are reviewed for reasonableness, based on Penn Mutual’s understanding of the market.

The fair value of all the investments in Account III, are at net asset values and the investments are considered actively traded and fall within Level 1.

Note 3.    Purchases and Sales of Investments

The following table shows aggregate cost of shares purchased and proceeds of shares redeemed of each fund or portfolio for the period ended December 31, 2012:

	Purchases	Sales
Money Market Fund	$50,810,040	$63,524,827
Limited Maturity Bond Fund	37,162,451	21,745,567
Quality Bond Fund	92,094,527	36,579,773
High Yield Bond Fund	29,684,300	16,948,978
Flexibly Managed Fund	232,291,657	117,639,563
Balanced Fund	8,967,534	7,098,452
Large Growth Stock Fund	17,910,367	18,016,868
Large Cap Growth Fund	3,838,193	4,996,501
Large Core Growth Fund	3,653,340	8,862,837
Large Cap Value Fund	7,318,036	15,931,009
Large Core Value Fund	6,341,364	10,497,321
Index 500 Fund	29,588,168	16,123,214
Mid Cap Growth Fund	9,785,731	9,566,551
Mid Cap Value Fund	8,572,425	9,594,645
Mid Core Value Fund	4,013,389	5,516,525
SMID Cap Growth Fund	7,695,336	3,240,710
SMID Cap Value Fund	6,342,565	3,778,534
Small Cap Growth Fund	6,019,948	7,367,054
Small Cap Value Fund	11,846,710	15,010,569
Small Cap Index Fund	8,676,436	3,436,725
Developed International Index Fund	9,628,051	4,638,427
International Equity Fund	15,166,990	24,349,550
Emerging Markets Equity Fund	18,272,045	12,651,330
Real Estate Securities Fund	17,150,219	8,629,985
Aggressive Allocation Fund	12,510,671	4,305,394
Moderately Aggressive Allocation Fund	48,431,714	23,249,002
Moderate Allocation Fund	62,749,572	23,098,118
Moderately Conservative Allocation Fund	24,015,759	24,041,696
Conservative Allocation Fund	26,701,557	22,744,982
V.I. Capital Appreciation Fund	—	—
High Income Bond Fund II	—	94,657
Financial Services Fund	—	—
Health Care Fund	—	—
Russell 2000 1.5x Strategy Fund	78,796	474
Nova Fund	80,310	18,614

32

Note 3.    Purchases and Sales of Investments (continued)

	Purchases	Sales
NASDAQ-100 Fund	$105,000	$192,229
Technology Fund	—	—
Inverse S&P 500 Strategy Fund	—	798
Government Long Bond 1.2 x Strategy Fund	131,865	149,004
U.S. Government Money Market Fund	78,215	299,765
Utilities Fund	—	—
Equity Income Portfolio II	—	32,313
International Stock Portfolio	—	7,925

Note 4.    Related Party Transactions and Contract Charges

Penn Mutual received $81,387,001 and $68,613,356 from Account III for the years ended December 31, 2012 and 2011. These charges include those assessed through a reduction in unit values as well as those assessed through the redemption of units.

Certain product charges are reflected as a reduction in the value of the units held by the policyholder. These are stated as a percentage of the account value as follows:

Products	Mortality & Risk Expense	Contract Administration	Maximum Supplemental Rider Charge
Diversifier II/Optimizer	1.25%	None	N/A
Commander	1.25%	0.15%	0.95%
Penn Freedom	1.30%	0.15%	0.95%
Enhanced Credit Variable Annuity	1.25%	0.15%	0.60%
Pennant Select	1.20%	0.15%	0.95%
Olympia XT Advisor	1.25%	0.15%	0.60%
Penn Freedom Advisor	1.45%	0.15%	0.60%
Retirement Planner VA	1.25%	None	0.60%
Inflation Protector Variable Annuity	1.50%	0.15%	2.50%
Smart Foundation Flex	1.50%	0.15%	2.75%
Smart Foundation Plus	1.45%	0.15%	2.75%
Smart Foundation VA	1.25%	0.15%	2.75%

Certain product charges are reflected as a redemption of units held by the policyholder. These are as follows:

Products	Annual Contract Charge
Diversifier II/Optimizer	$30 maximum
Commander	If Account Value is < $100,000, the lesser of $40 or 2% of the Account Value
Penn Freedom	If Account Value is < $100,000, the lesser of $40 or 2% of the Account Value
Enhanced Credit Variable Annuity	If Account Value is < $100,000, the lesser of $40 or 2% of the Account Value
Pennant Select	If Account Value is < $100,000, the lesser of $40 or 2% of the Account Value
Olympia XT Advisor	If Account Value is < $100,000, the lesser of $40 or 2% of the Account Value
Penn Freedom Advisor	If Account Value is < $100,000, the lesser of $40 or 2% of the Account Value
Retirement Planner VA	$30 maximum
Inflation Protector Variable Annuity	If Account Value is < $100,000, the lesser of $40 or 2% of the Account Value
Smart Foundation Flex	If Account Value is < $50,000, the lesser of $40 or 2% of the Account Value
Smart Foundation Plus	If Account Value is < $50,000, the lesser of $40 or 2% of the Account Value
Smart Foundation VA	If Account Value is < $50,000, the lesser of $40 or 2% of the Account Value

Products	Surrender Charges
Diversifier II/Optimizer	Maximum charge of 7% of purchase payments received. Charges do not apply after 10 years.
Commander	Maximum charge of 1% of purchase payments received. Charges do not apply after 1 year.
Penn Freedom	Maximum charge of 8% of purchase payments received. Charges do not apply after 4 years.

33

Note 4.    Related Party Transactions and Contract Charges (continued)

Products	Surrender Charges
Enhanced Credit Variable Annuity	Maximum charge of 8% of purchase payments received. Charges do not apply after 9 years.
Pennant Select	Maximum charge of 7% of purchase payments received. Charges do not apply after 7 years.
Olympia XT Advisor	Maximum charge of 8% of purchase payments received. Charges do not apply after 9 years.
Penn Freedom Advisor	Maximum charge of 8% of purchase payments received. Charges do not apply after 4 years.
Retirement Planner VA	Maximum charge of 7% of purchase payments received. Charges do not apply after 10 years.
Inflation Protector Variable Annuity	Maximum charge of 8% of purchase payments received. Charges do not apply after 4 years.
Smart Foundation Flex	Maximum charge of 8% of purchase payments received. Charges do not apply after 4 years.
Smart Foundation Plus	Maximum charge of 8% of purchase payments received. Charges do not apply after 9 years.
Smart Foundation VA	Maximum charge of 8% of purchase payments received. Charges do not apply after 7 years.

Premium taxes on purchase payments are withheld from payments prior to the purchase of units. Currently, state premium taxes on purchase payments range from 0.00% to 3.50%.

Note 5.    Accumulation Units

The accumulation units are as follows:

	December 31, 2012			December 31, 2011
Subaccount	Units Purchased	Units Redeemed	Ending Unit Balance	Units Purchased	Units Redeemed	Ending Unit Balance
Money Market Fund	11,824,490	(12,921,456)	7,463,821	8,410,209	(7,174,261)	8,560,787
Limited Maturity Bond Fund	2,563,379	(1,130,628)	8,575,064	2,069,431	(1,206,472)	7,142,313
Quality Bond Fund	5,577,362	(881,585)	21,533,421	3,921,645	(2,340,801)	16,837,645
High Yield Bond Fund	1,541,770	(417,236)	5,722,084	1,096,582	(521,051)	4,597,551
Flexibly Managed Fund	13,588,850	(695,585)	65,569,130	7,327,798	(1,609,743)	52,675,864
Balanced Fund	629,411	(388,054)	3,997,849	387,453	(373,365)	3,756,492
Large Growth Stock Fund	1,432,301	(1,324,848)	11,667,980	2,154,298	(1,482,720)	11,560,527
Large Cap Growth Fund	309,243	(404,167)	2,313,656	516,070	(358,451)	2,408,580
Large Core Growth Fund	218,928	(672,964)	4,718,207	239,475	(846,264)	5,172,242
Large Cap Value Fund	384,351	(756,830)	5,389,501	848,667	(421,607)	5,761,980
Large Core Value Fund	401,794	(770,873)	7,275,639	444,160	(1,135,778)	7,644,718
Index 500 Fund	2,072,991	(754,687)	10,763,342	1,103,961	(866,459)	9,445,038
Mid Cap Growth	657,419	(615,595)	5,882,908	1,491,958	(1,249,242)	5,841,085
Mid Cap Value Fund	431,979	(267,223)	3,645,551	467,554	(447,965)	3,480,795
Mid Core Value Fund	237,556	(279,486)	2,171,573	234,003	(284,774)	2,213,502
SMID Cap Growth Fund	561,982	(182,948)	1,343,033	331,931	(220,813)	963,998
SMID Cap Value Fund	463,611	(213,065)	1,419,281	514,406	(219,704)	1,168,734
Small Cap Growth Fund	395,391	(373,251)	3,503,870	661,486	(531,483)	3,481,729
Small Cap Value Fund	511,205	(325,632)	4,261,738	538,613	(413,357)	4,076,165
Small Cap Index Fund	697,741	(209,184)	2,059,654	693,775	(244,243)	1,571,097
Developed International Index Fund	917,909	(353,641)	3,437,294	1,041,371	(421,377)	2,873,026
International Equity Fund	647,415	(711,533)	9,339,249	720,850	(1,005,577)	9,403,367
Emerging Markets Equity Fund	1,384,952	(710,925)	9,450,596	1,716,125	(1,331,632)	8,776,569
Real Estate Securities Fund	896,860	(211,997)	3,523,145	493,289	(230,103)	2,838,281
Aggressive Allocation Fund	1,017,370	(237,201)	3,540,988	797,942	(275,916)	2,760,819
Moderately Aggressive Allocation Fund	3,700,114	(1,298,356)	14,347,637	3,324,126	(1,591,184)	11,945,878
Moderate Allocation Fund	4,806,479	(832,365)	24,530,823	4,002,926	(1,737,578)	20,556,709

34

Note 5.    Accumulation Units (continued)

	December 31, 2012			December 31, 2011
Subaccount	Units Purchased	Units Redeemed	Ending Unit Balance	Units Purchased	Units Redeemed	Ending Unit Balance
Moderately Conservative Allocation Fund	1,844,346	(1,702,890)	8,113,565	2,413,481	(954,374)	7,972,110
Conservative Allocation Fund	2,252,633	(1,772,857)	6,104,689	2,819,311	(1,326,412)	5,624,913
V.I. Capital Appreciation Fund	—	—	—	1,153	(2,474)	—
High Income Bond Fund II	—	(4,543)	4,615	3,794	(3,283)	9,158
Financial Services Fund	—	—	—	—	—	—
Health Care Fund	—	—	—	—	—	—
Russell 2000 1.5x Strategy Fund	6,699	(16)	7,788	4,884	(13,190)	1,104
Nova Fund	7,360	(1,753)	7,755	16,307	(18,857)	2,147
NASDAQ-100 Fund	6,247	(11,005)	6,235	11,869	(7,470)	10,993
Technology Fund	—	—	—	—	(3,593)	—
Inverse S&P 500 Strategy Fund	—	(182)	—	—	(1)	182
Government Long Bond 1.2x Strategy Fund	6,462	(7,065)	—	—	(957)	602
U.S. Government Money Market Fund	8,085	(30,800)	745	37,166	(44,745)	23,460
Utilities Fund	—	—	—	—	—	—
Equity Income Portfolio II	—	(2,455)	1,387	838	(1,439)	3,842
International Stock Portfolio	—	(556)	520	—	(3,665)	1,076

Note 6.    Financial Highlights

Account III is a funding vehicle for a number of variable annuity products, which have unique combinations of features and fees that are charged against the contract owner’s account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

The following table was developed by determining which products offered within Account III have the lowest and highest total return. Only product designs within each subaccount that has units outstanding during the respective periods were considered when determining the lowest and highest total return. The summary may not reflect the minimum and maximum contract charges offered within Account III as contract owners may not have selected all available and applicable contract options.

	January 1, 2012		December 31, 2012		For the Year ended December 31, 2012
Subaccount	Unit Fair Value	Units	Unit Fair Value	Net Assets	Investment Income Ratio*(%)	Expense Ratio**(%)	Total Return***(%)
Money Market Fund	$9.77 to $23.97	7,463,821	$9.62 to $23.68	$85,893,038	0.01	1.25 to 1.65	(1.63) to (1.24)
Limited Maturity Fund	9.97 to 17.39	8,575,064	9.87 to 17.28	109,915,517	—	1.25 to 1.65	(1.04) to (0.64)
Quality Bond Fund	10.69 to 39.89	21,533,421	10.85 to 40.66	351,966,131	—	1.25 to 1.65	1.53 to 1.94
High Yield Bond Fund	10.65 to 68.56	5,722,084	12.00 to 77.56	122,606,185	—	1.25 to 1.65	12.69 to 13.14
Flexibly Managed Fund	11.11 to 164.73	65,569,130	12.54 to 186.64	1,686,424,294	—	1.25 to 1.65	12.85 to 13.30
Balanced Fund	11.09 to 11.38	3,997,849	12.05 to 12.42	49,006,232	—	1.25 to 1.65	8.71 to 9.15
Large Growth Stock Fund	6.33 to 43.47	11,667,980	7.41 to 50.98	114,823,851	—	1.25 to 1.65	16.80 to 17.27
Large Cap Growth Fund	8.91 to 10.49	2,313,656	9.68 to 11.37	22,682,554	—	1.25 to 1.65	8.45 to 8.88
Large Core Growth Fund	8.87 to 10.95	4,718,207	10.16 to 12.51	48,302,707	—	1.25 to 1.65	14.24 to 14.70
Large Cap Value Fund	10.64 to 48.03	5,389,501	11.85 to 53.70	89,619,920	—	1.25 to 1.65	11.37 to 11.82
Large Core Value Fund	8.58 to $10.38	7,275,639	9.78 to $11.80	71,773,984	—	1.25 to 1.65	13.69 to 14.14
Index 500 Fund	10.57 to 16.59	10,763,342	12.06 to 18.95	139,074,740	—	1.25 to 1.65	13.78 to 14.24
Mid Cap Growth Fund	7.96 to 17.34	5,882,908	8.32 to 18.17	61,374,541	—	1.25 to 1.65	4.34 to 4.76
Mid Cap Value Fund	10.77 to 24.87	3,645,551	12.20 to 28.29	75,251,634	—	1.25 to 1.65	13.28 to 13.74
Mid Core Value Fund	11.19 to 13.48	2,171,573	12.59 to 15.24	31,985,042	—	1.25 to 1.65	12.59 to 13.04
SMID Cap Growth Fund	11.19 to 11.43	1,343,033	12.70 to 13.02	17,151,936	—	1.25 to 1.65	13.46 to 13.92
SMID Cap Value Fund	10.72 to 11.24	1,419,281	12.54 to 13.20	18,326,726	—	1.25 to 1.65	17.00 to 17.47
Small Cap Growth Fund	7.83 to 23.93	3,503,870	8.16 to 24.98	45,235,245	—	1.25 to 1.65	3.99 to 4.41
Small Cap Value Fund	11.74 to 36.54	4,261,738	13.41 to 41.91	111,488,504	—	1.25 to 1.65	14.26 to 14.72
Small Cap Index Fund	10.14 to 11.34	2,059,654	11.54 to 12.88	23,927,683	—	1.25 to 1.65	13.61 to 14.06
Developed International Index Fund	8.22 to 9.36	3,437,294	9.57 to 10.88	33,573,279	—	1.25 to 1.65	16.22 to 16.69
International Equity Fund	10.80 to 35.15	9,339,249	12.87 to 42.03	199,916,772	—	1.25 to 1.65	19.08 to 19.56
Emerging Markets Equity Fund	9.18 to 9.28	9,450,596	10.80 to 10.96	103,129,950	—	1.25 to 1.65	17.64 to 18.12

35

Note 6.    Financial Highlights (continued)

	January 1, 2012		December 31, 2012		For the Year ended December 31, 2012
Subaccount	Unit Fair Value	Units	Unit Fair Value	Net Assets	Investment Income Ratio*(%)	Expense Ratio**(%)	Total Return***(%)
Real Estate Securities Fund(a)	$11.30 to $18.99	3,523,145	$12.89 to $21.75	$69,490,415	—	1.25 to 1.65	14.10 to 14.56
Aggressive Allocation Fund	9.69 to 10.66	3,540,988	11.03 to 12.11	39,777,470	—	1.25 to 1.65	13.59 to 14.05
Moderately Aggressive Allocation Fund	10.62 to 10.69	14,347,637	11.90 to 12.00	170,342,103	—	1.25 to 1.65	11.77 to 12.22
Moderate Allocation Fund	10.54 to 10.66	24,530,823	11.52 to 11.63	282,076,195	—	1.25 to 1.65	9.11 to 9.54
Moderately Conservative Allocation Fund	10.58 to 10.83	8,113,565	11.28 to 11.58	92,878,552	—	1.25 to 1.65	6.53 to 6.95
Conservative Allocation Fund	10.42 to 11.02	6,104,689	10.81 to 11.48	69,099,125	—	1.25 to 1.65	3.75 to 4.17
High Income Bond Fund II	18.08 to 18.43	4,615	20.41 to 20.84	94,339	8.30	1.25 to 1.65	12.87 to 13.10
Financial Services Fund	6.18 to 6.30	—	7.46 to 7.62	—	—	1.25 to 1.65	20.73 to 20.97
Health Care Fund	13.09 to 13.34	—	15.09 to 15.41	—	—	1.25 to 1.65	15.30 to 15.53
Russell 2000 1.5x Strategy Fund	10.09 to 10.28	7,788	12.12 to 12.38	99,116	—	1.25 to 1.65	20.16 to 20.40
Nova Fund	8.83 to 9.00	7,755	10.62 to 10.85	84,139	—	1.25 to 1.65	20.30 to 20.54
NASDAQ-100 Fund	14.24 to 14.52	6,235	16.37 to 16.72	104,228	—	1.25 to 1.65	14.91 to 15.14
Technology Fund	11.05 to 11.26	—	12.17 to 12.43	—	—	1.25 to 1.65	10.20 to 10.42
Inverse S&P 500 Strategy Fund	4.83 to 4.92	—	3.94 to 4.03	—	—	1.25 to 1.65	(18.30) to (18.14)
Government Long Bond 1.2x Strategy Fund	19.74 to 20.12	—	20.01 to 20.44	—	0.88	1.25 to 1.65	1.38 to 1.58
U.S. Government Money Market Fund	9.60 to 9.79	745	9.45 to 9.65	7,044	—	1.25 to 1.65	(1.59) to (1.39)
Utilities Fund	13.54 to 13.81	—	13.48 to 13.77	—	—	1.25 to 1.65	(0.49) to (0.29)
Equity Income Portfolio II	11.79 to 11.85	1,387	13.57 to 13.67	18,956	1.68	1.25 to 1.65	15.06 to 15.29
International Stock Portfolio	12.53 to 12.78	520	14.61 to 14.92	7,764	0.90	1.25 to 1.65	16.55 to 16.79

	January 1, 2011		December 31, 2011		For the Year ended December 31, 2011
Subaccount	Unit Fair Value	Units	Unit Fair Value	Net Assets	Investment Income Ratio*(%)	Expense Ratio**(%)	Total Return***(%)
Money Market Fund	$9.94 to $24.27	8,560,787	$9.77 to $23.97	$98,595,231	0.01	1.25 to 1.65	(1.62) to (1.23)
Limited Maturity Fund	9.92 to 17.22	7,142,313	9.97 to 17.39	93,891,948	—	1.25 to 1.65	0.57 to 0.97
Quality Bond Fund	9.87 to 36.68	16,837,645	10.69 to 39.89	286,570,584	—	1.25 to 1.65	8.32 to 8.76
High Yield Bond Fund	10.51 to 67.35	4,597,551	10.65 to 68.56	95,196,769	—	1.25 to 1.65	1.39 to 1.80
Flexibly Managed Fund	10.96 to 161.88	52,675,864	11.11 to 164.73	1,364,848,230	—	1.25 to 1.65	1.35 to 1.76
Balanced Fund	10.68 to 10.92	3,756,492	11.09 to 11.38	42,562,623	—	1.25 to 1.65	3.83 to 4.25
Large Growth Stock Fund	6.52 to 44.71	11,560,527	6.33 to 43.47	96,768,806	—	1.25 to 1.65	(3.16) to (2.77)
Large Cap Growth Fund	9.70 to 11.43	2,408,580	8.91 to 10.49	21,612,432	—	1.25 to 1.65	(8.29) to (7.92)
Large Core Growth Fund	9.48 to 11.72	5,172,242	8.87 to 10.95	46,121,275	—	1.25 to 1.65	(6.56) to (6.19)
Large Cap Value Fund	11.32 to 50.88	5,761,980	10.64 to 48.03	87,153,415	—	1.25 to 1.65	(5.98) to (5.61)
Large Core Value Fund	9.09 to 11.01	7,644,718	8.58 to 10.38	65,894,581	—	1.25 to 1.65	(5.75) to (5.38)
Index 500 Fund	10.54 to 16.50	9,445,038	10.57 to 16.59	108,326,551	—	1.25 to 1.65	0.10 to 0.50
Mid Cap Growth Fund	8.75 to 19.04	5,841,085	7.96 to 17.34	57,659,326	—	1.25 to 1.65	(9.28) to (8.92)
Mid Cap Value Fund	11.68 to 26.87	3,480,795	10.77 to 24.87	66,324,565	—	1.25 to 1.65	(7.81) to (7.44)
Mid Core Value Fund	11.79 to 14.15	2,213,502	11.19 to 13.48	29,326,711	—	1.25 to 1.65	(5.11) to (4.73)
SMID Cap Growth Fund	11.94 to 12.15	963,998	11.19 to 11.43	10,950,785	—	1.25 to 1.65	(6.27) to (5.90)
SMID Cap Value Fund	11.74 to 12.26	1,168,734	10.72 to 11.24	13,032,095	—	1.25 to 1.65	(8.68) to (8.32)
Small Cap Growth Fund	8.94 to 27.26	3,481,729	7.83 to 23.93	44,044,123	—	1.25 to 1.65	(12.56) to (12.21)
Small Cap Value Fund	11.83 to 36.68	4,076,165	11.74 to 36.54	98,986,877	—	1.25 to 1.65	(0.78) to (0.38)
Small Cap Index Fund	10.77 to 12.07	1,571,097	10.14 to 11.34	15,997,508	—	1.25 to 1.65	(6.07) to (5.70)
Developed International Index Fund	9.54 to 10.89	2,873,026	8.22 to 9.36	23,689,661	—	1.25 to 1.65	(14.04) to (13.70)
International Equity Fund	10.88 to 35.27	9,403,367	10.80 to 35.15	173,169,647	—	1.25 to 1.65	(0.74) to (0.34)
Emerging Markets Equity Fund	11.45 to 11.52	8,776,569	9.18 to 9.28	81,050,617	—	1.25 to 1.65	(19.78) to (19.46)
Real Estate Securities Fund(a)	10.73 to 17.96	2,838,281	11.30 to 18.99	52,353,197	—	1.25 to 1.65	5.29 to 5.71
Aggressive Allocation Fund	10.20 to 11.25	2,760,819	9.69 to 10.66	26,876,020	—	1.25 to 1.65	(5.23) to (4.85)
Moderately Aggressive Allocation Fund	10.98 to 11.05	11,945,878	10.62 to 10.69	127,117,311	—	1.25 to 1.65	(3.40) to (3.01)
Moderate Allocation Fund	10.62 to 10.77	20,556,709	10.54 to 10.66	217,069,283	—	1.25 to 1.65	(0.99) to (0.60)
Moderately Conservative Allocation Fund	10.48 to 10.67	7,972,110	10.58 to 10.83	85,783,809	—	1.25 to 1.65	1.04 to 1.45
Conservative Allocation Fund	10.19 to 10.74	5,624,913	10.42 to 11.02	61,531,917	—	1.25 to 1.65	2.23 to 2.63

36

Note 6.    Financial Highlights (continued)

	January 1, 2011		December 31, 2011		For the Year ended December 31, 2011
Subaccount	Unit Fair Value	Units	Unit Fair Value	Net Assets	Investment Income Ratio*(%)	Expense Ratio**(%)	Total Return***(%)
V.I. Capital Appreciation Fund	$10.12 to $10.30	—	$9.17 to $9.35	$—	0.35	1.25 to 1.65	(9.17) to (9.35)
High Income Bond Fund II	17.47 to 17.77	9,158	18.08 to 18.43	167,160	8.08	1.25 to 1.65	3.50 to 3.71
Financial Services Fund	7.38 to 7.50	—	6.18 to 6.30	—	—	1.25 to 1.65	(16.27) to (16.11)
Health Care Fund	12.70 to 12.92	—	13.09 to 13.34	—	—	1.25 to 1.65	3.03 to 3.24
Russell 2000 1.5x Strategy Fund	11.67 to 11.87	1,104	10.09 to 10.28	11,134	—	1.25 to 1.65	(13.58) to (13.40)
Nova Fund	9.08 to 9.24	2,147	8.83 to 9.00	19,326	0.01	1.25 to 1.65	(2.73) to (2.54)
NASDAQ-100 Fund	14.16 to 14.41	10,993	14.24 to 14.52	159,591	—	1.25 to 1.65	0.55 to 0.75
Technology Fund	12.36 to 12.58	—	11.05 to 11.26	—	—	1.25 to 1.65	(10.64) to (10.46)
Inverse S&P 500 Strategy Fund	5.39 to 5.49	182	4.83 to 4.92	880	—	1.25 to 1.65	(10.48) to (10.31)
Government Long Bond 1.2x Strategy Fund	14.17 to 14.42	602	19.74 to 20.12	12,122	1.87	1.25 to 1.65	39.28 to 39.56
U.S. Government Money Market Fund	9.75 to 9.92	23,460	9.60 to 9.79	228,582	—	1.25 to 1.65	(1.58) to (1.38)
Utilities Fund	11.83 to 12.04	—	13.54 to 13.81	—	—	1.25 to 1.65	14.45 to 14.68
Equity Income Portfolio II	12.10 to 12.15	3,842	11.79 to 11.85	45,543	1.42	1.25 to 1.65	(2.59) to (2.39)
International Stock Portfolio	14.61 to 14.86	1,076	12.53 to 12.78	13,751	0.56	1.25 to 1.65	(14.22) to (14.04)

	January 1, 2010		December 31, 2010		For the Year ended December 31, 2010
Subaccount	Unit Fair Value	Units	Unit Fair Value	Net Assets	Investment Income Ratio*(%)	Expense Ratio**(%)	Total Return***(%)
Money Market Fund	$10.73 to $24.57	7,324,838	$9.94 to $24.27	$86,626,701	0.01	1.25 to 1.60	(1.43) to (0.24)
Limited Maturity Fund	11.88 to 16.81	6,279,354	9.92 to 17.22	82,818,379	—	1.25 to 1.60	(1.47) to 2.43
Quality Bond Fund	13.15 to 35.02	15,256,801	9.87 to 36.68	245,021,641	—	1.25 to 1.60	(2.02) to 4.74
High Yield Bond Fund	16.22 to 59.73	4,022,019	10.51 to 67.35	85,794,568	—	1.25 to 1.60	(0.36) to 12.75
Flexibly Managed Fund	17.32 to 143.88	46,957,809	10.96 to 161.88	1,277,856,672	—	1.25 to 1.60	3.23 to 12.51
Balanced Fund	9.87 to 9.90	3,742,404	10.68 to 10.92	40,746,113	—	1.25 to 1.60	0.98 to 10.30
Large Growth Stock Fund	5.66 to 38.76	10,888,949	6.52 to 44.71	95,810,722	—	1.25 to 1.60	1.60 to 15.34
Large Cap Growth Fund	8.75 to 8.89	2,250,960	9.70 to 11.43	21,939,633	—	1.25 to 1.60	3.66 to 11.04
Large Core Growth Fund	8.20 to 8.22	5,779,031	9.48 to 11.72	54,928,668	—	1.25 to 1.60	3.24 to 15.81
Large Cap Value Fund	10.29 to 44.86	5,334,919	11.32 to 50.88	90,763,525	—	1.25 to 1.60	3.85 to 13.42
Large Core Value Fund	8.35 to $8.37	8,336,336	9.09 to 11.01	75,917,289	—	1.25 to 1.60	3.20 to 9.07
Index 500 Fund	9.31 to 14.56	9,207,535	10.54 to 16.50	105,821,770	—	1.25 to 1.60	2.81 to 13.35
Mid Cap Growth Fund	7.00 to 15.20	5,598,369	8.75 to 19.04	60,421,698	—	1.25 to 1.60	7.26 to 25.27
Mid Cap Value Fund	13.99 to 21.63	3,461,206	11.68 to 26.87	72,484,030	—	1.25 to 1.60	5.28 to 24.21
Mid Core Value Fund	11.25 to 11.43	2,264,273	11.79 to 14.15	31,645,591	—	1.25 to 1.60	6.29 to 23.88
SMID Cap Growth Fund	9.82 to 9.85	852,880	11.94 to 12.15	10,322,531	—	1.25 to 1.60	6.21 to 23.30
SMID Cap Value Fund	9.76 to 9.78	874,032	11.74 to 12.26	10,675,995	—	1.25 to 1.60	5.65 to 25.29
Small Cap Growth Fund	7.62 to 23.17	3,351,726	8.94 to 27.26	48,916,016	—	1.25 to 1.60	5.44 to 17.65
Small Cap Value Fund	15.64 to 29.30	3,950,908	11.83 to 36.68	99,107,659	—	1.25 to 1.60	6.24 to 25.16
Small Cap Index Fund	8.66 to 8.69	1,121,564	10.77 to 12.07	12,093,801	—	1.25 to 1.60	6.28 to 24.63
Developed International Index Fund	9.01 to 9.03	2,253,032	9.54 to 10.89	21,513,065	—	1.25 to 1.60	(0.74) to 6.10
International Equity Fund	14.54 to 32.15	9,688,093	10.88 to 35.27	181,544,015	—	1.25 to 1.60	(0.97) to 9.70
Emerging Markets Equity Fund	9.77 to 9.79	8,392,076	11.45 to 11.52	96,392,675	—	1.25 to 1.60	(1.24) to 17.68
REIT Fund(a)	14.31 to 14.53	2,575,095	10.73 to 17.96	45,642,352	—	1.25 to 1.60	(1.87) to 23.59
Aggressive Allocation Fund	8.93 to 8.95	2,238,792	10.20 to 11.25	22,866,625	—	1.25 to 1.60	2.42 to 14.52
Moderately Aggressive Allocation Fund	9.72 to 9.75	10,212,937	10.98 to 11.05	112,211,068	—	1.25 to 1.60	1.77 to 13.08
Moderate Allocation Fund	9.60 to 9.63	18,291,360	10.62 to 10.77	194,522,208	—	1.25 to 1.60	1.08 to 10.85
Moderately Conservative Allocation Fund	9.86 to 9.88	6,513,002	10.48 to 10.67	69,247,250	—	1.25 to 1.60	0.23 to 7.97
Conservative Allocation Fund	10.14 to 10.17	4,132,013	10.19 to 10.74	44,184,439	—	1.25 to 1.60	(0.61) to 5.56
V.I. Capital Appreciation Fund	8.90 to 9.04	1,320	10.12 to 10.30	13,594	—	1.25 to 1.60	13.66 to 13.88
High Income Bond Fund II	15.47 to 15.71	8,648	17.47 to 17.77	152,150	8.72	1.25 to 1.60	12.91 to 13.14
Financial Services Fund	6.55 to 6.65	—	7.38 to 7.50	—	—	1.25 to 1.60	12.55 to 12.77
Health Care Fund	12.09 to 12.27	—	12.70 to 12.92	—	—	1.25 to 1.60	5.07 to 5.28
Russell 2000 1.5x Strategy Fund	8.60 to 8.73	9,410	11.67 to 11.87	111,504	—	1.25 to 1.60	35.66 to 35.93
Nova Fund	7.69 to 7.81	4,698	9.08 to 9.24	43,385	0.20	1.25 to 1.60	18.06 to 18.30
NASDAQ-100 Fund	12.15 to 12.33	6,594	14.16 to 14.41	95,023	—	1.25 to 1.60	16.61 to 16.84

37

Note 6.    Financial Highlights (continued)

	January 1, 2010		December 31, 2010		For the Year ended December 31, 2010
Subaccount	Unit Fair Value	Units	Unit Fair Value	Net Assets	Investment Income Ratio*(%)	Expense Ratio**(%)	Total Return***(%)
Technology Fund	$11.21 to $11.38	3,593	$12.36 to $12.58	$45,180	—	1.25 to 1.60	10.26 to 10.48
Inverse S&P 500 Strategy Fund	6.60 to 6.70	183	5.39 to 5.49	989	—	1.25 to 1.60	(18.28) to (18.11)
Government Long Bond 1.2x Strategy Fund	13.08 to 13.28	1,560	14.17 to 14.42	22,495	1.98	1.25 to 1.60	8.40 to 8.61
U.S. Government Money Market Fund	9.91 to 10.06	31,039	9.75 to 9.92	307,115	0.01	1.25 to 1.60	(1.57) to (1.38)
Utilities Fund	11.25 to 11.42	—	11.83 to 12.04	—	6.02	1.25 to 1.60	5.19 to 5.40
Equity Income Portfolio II	10.72 to 10.73	4,442	12.10 to 12.15	53,951	1.46	1.25 to 1.60	12.92 to 13.15
International Stock Portfolio	12.97 to 13.17	4,742	14.61 to 14.86	70,483	1.30	1.25 to 1.60	12.64 to 12.87

	January 1, 2009		December 31, 2009		For the Year ended December 31, 2009
Subaccount	Unit Fair Value	Units	Unit Fair Value	Net Assets	Investment Income Ratio*(%)	Expense Ratio**(%)	Total Return***(%)
Money Market Fund	$10.84 to $24.77	9,035,127	$10.73 to $24.57	$109,286,177	0.48	1.25 to 1.60	(1.01) to (0.81)
Limited Maturity Fund	11.83 to 16.71	5,604,794	11.88 to 16.81	72,785,202	—	1.25 to 1.60	0.43 to 0.63
Quality Bond Fund	12.59 to 33.45	12,757,352	13.15 to 35.02	198,745,029	0.02	1.25 to 1.60	4.49 to 4.70
High Yield Bond Fund	11.24 to 41.30	3,417,558	16.22 to 59.73	67,164,643	—	1.25 to 1.60	44.34 to 44.63
Flexibly Managed Fund	13.22 to 109.61	38,938,729	17.32 to 143.88	996,832,358	0.02	1.25 to 1.60	31.01 to 31.27
Balanced Fund	8.48 to 8.49	3,657,130	9.87 to 9.90	36,145,800	—	1.25 to 1.60	16.37 to 16.60
Large Growth Stock Fund	4.02 to 27.46	9,676,561	5.66 to 38.76	77,138,621	0.01	1.25 to 1.60	40.88 to 41.16
Large Cap Growth Fund	6.46 to 6.54	2,109,320	8.75 to 8.89	18,541,373	—	1.25 to 1.60	35.56 to 35.83
Large Core Growth Fund	6.12 to 6.13	6,433,215	8.20 to 8.22	52,843,609	0.05	1.25 to 1.60	33.93 to 34.20
Large Cap Value Fund	7.81 to 34.00	4,837,663	10.29 to 44.86	78,138,713	—	1.25 to 1.60	31.69 to 31.96
Large Core Value Fund	7.26	8,785,563	8.35 to 8.37	73,449,635	—	1.25 to 1.60	15.08 to 15.31
Index 500 Fund	7.49 to 11.69	9,126,219	9.31 to 14.56	93,567,900	—	1.25 to 1.60	24.30 to 24.55
Mid Cap Growth Fund	4.80 to 10.41	5,441,949	7.00 to 15.20	46,936,797	—	1.25 to 1.60	45.66 to 45.95
Mid Cap Value Fund	9.66 to 14.90	3,187,758	13.99 to 21.63	54,618,812	—	1.25 to 1.60	44.87 to 45.16
Mid Core Value Fund	9.06 to 9.18	2,278,455	11.25 to 11.43	25,747,666	—	1.25 to 1.60	24.21 to 24.46
SMID Cap Growth Fund	6.47	683,596	9.82 to 9.85	6,721,029	—	1.25 to 1.60	51.94 to 52.24
SMID Cap Value Fund	6.80 to 6.81	502,017	9.76 to 9.78	4,901,958	—	1.25 to 1.60	43.49 to 43.78
Small Cap Growth Fund	4.87 to 14.79	3,069,750	7.62 to 23.17	39,837,090	—	1.25 to 1.60	56.36 to 56.68
Small Cap Value Fund	12.50 to 23.38	3,878,540	15.64 to 29.30	79,125,282	—	1.25 to 1.60	25.10 to 25.35
Small Cap Index Fund	6.97	511,896	8.66 to 8.69	4,436,254	—	1.25 to 1.60	24.33 to 24.58
Developed International Index Fund	7.11 to 7.12	1,044,817	9.01 to 9.03	9,418,156	0.01	1.25 to 1.60	26.67 to 26.93
International Equity Fund	12.11 to 26.74	9,087,126	14.54 to 32.15	157,820,643	1.19	1.25 to 1.60	19.99 to 20.23
Emerging Markets Equity Fund	5.98 to 5.99	6,830,461	9.77 to 9.79	66,776,304	0.02	1.25 to 1.60	63.25 to 63.58
REIT Fund(a)	11.47 to 11.63	2,275,802	14.31 to 14.53	32,710,758	—	1.25 to 1.60	24.72 to 24.97
Aggressive Allocation Fund	7.02 to 7.03	1,420,238	8.93 to 8.95	12,684,750	—	1.25 to 1.60	27.08 to 27.34
Moderately Aggressive Allocation Fund	7.75 to 7.76	5,869,269	9.72 to 9.75	57,114,526	—	1.25 to 1.60	25.42 to 25.67
Moderate Allocation Fund	8.08 to 8.09	10,163,070	9.60 to 9.63	97,655,569	—	1.25 to 1.60	18.84 to 19.08
Moderately Conservative Allocation Fund	8.61	4,241,709	9.86 to 9.88	41,839,949	—	1.25 to 1.60	14.52 to 14.75
Conservative Allocation Fund	9.29	3,022,950	10.14 to 10.17	30,680,092	—	1.25 to 1.60	9.20 to 9.42
V.I. Capital Appreciation Fund	7.47 to 7.57	2,061	8.90 to 9.04	18,353	0.32	1.25 to 1.60	19.16 to 19.40
High Income Bond Fund II	10.28 to 10.42	16,881	15.47 to 15.71	264,451	10.57	1.25 to 1.60	50.43 to 50.73
Financial Services Fund	5.56 to 5.64	—	6.55 to 6.65	—	—	1.25 to 1.60	17.78 to 18.02
Health Care Fund	9.85 to 9.98	—	12.09 to 12.27	—	—	1.25 to 1.60	22.67 to 22.91
Russell 2000 1.5x Strategy Fund	6.56 to 6.64	5,632	8.60 to 8.73	49,050	—	1.25 to 1.60	31.19 to 31.46
Nova Fund	5.77 to 5.84	24,053	7.69 to 7.81	187,773	1.07	1.25 to 1.60	33.36 to 33.62
NASDAQ-100 Fund	8.12 to 8.23	8,781	12.15 to 12.33	108,298	—	1.25 to 1.60	49.59 to 49.89
Technology Fund	7.32 to 7.42	2,645	11.21 to 11.38	30,103	—	1.25 to 1.60	53.13 to 53.44
Inverse S&P 500 Strategy Fund	9.26 to 9.38	184	6.60 to 6.70	1,218	—	1.25 to 1.60	(28.70) to (28.56)
Government Long Bond 1.2x Strategy Fund	19.41 to 19.67	609	13.08 to 13.28	8,081	1.72	1.25 to 1.60	(32.63) to (32.50)
U.S. Government Money Market Fund	10.07 to 10.20	33,074	9.91 to 10.06	331,263	0.02	1.25 to 1.60	(1.54) to (1.34)
Utilities Fund	10.05 to 10.18	—	11.25 to 11.42	—	—	1.25 to 1.60	11.99 to 12.21

38

Note 6.    Financial Highlights (continued)

	January 1, 2009		December 31, 2009		For the Year ended December 31, 2009
Subaccount	Unit Fair Value	Units	Unit Fair Value	Net Assets	Investment Income Ratio*(%)	Expense Ratio**(%)	Total Return***(%)
Equity Income Portfolio II	$8.69 to $8.70	8,033	$10.72 to $10.73	$86,191	1.70	1.25 to 1.60	23.26 to 23.51
International Stock Portfolio	8.65 to 8.76	4,017	12.97 to 13.17	52,555	1.98	1.25 to 1.60	49.97 to 50.27

	January 1, 2008		December 31, 2008		For the Year ended December 31, 2008
Subaccount	Unit Fair Value	Units	Unit Fair Value	Net Assets	Investment Income Ratio*(%)	Expense Ratio**(%)	Total Return***(%)
Money Market Fund	$10.72 to $24.43	12,832,292	$10.84 to $24.77	$154,896,272	2.53	1.25 to 1.60	1.19 to 1.39
Limited Maturity Fund	11.42 to 16.11	4,547,933	11.83 to 16.71	57,523,032	3.65	1.25 to 1.60	3.52 to 3.73
Quality Bond Fund	12.15 to 32.23	9,549,319	12.59 to 33.45	142,182,138	4.67	1.25 to 1.60	3.58 to 3.79
High Yield Bond Fund	15.00 to 55.01	2,465,094	11.24 to 41.30	36,501,137	9.28	1.25 to 1.60	(25.07) to (24.92)
Flexibly Managed Fund	18.58 to 153.79	33,755,607	13.22 to 109.61	705,652,970	2.67	1.25 to 1.60	(28.87) to (28.73)
Balanced Fund	— to —	3,766,147	8.48 to 8.49	31,960,223	3.47	1.25 to 1.60	(15.17) to (15.11)
Large Growth Stock Fund(b)	7.01 to 47.83	8,090,681	4.02 to 27.46	50,174,060	0.22	1.25 to 1.60	(42.71) to (42.59)
Large Cap Growth Fund	11.66 to 11.79	1,580,988	6.46 to 6.54	10,462,800	0.36	1.25 to 1.60	(44.63) to (44.52)
Large Core Growth Fund	— to —	6,816,118	6.12 to 6.13	41,753,975	0.19	1.25 to 1.60	(38.76) to (38.72)
Large Cap Value Fund	14.31 to 62.16	4,466,424	7.81 to 34.00	60,306,101	1.63	1.25 to 1.60	(45.42) to (45.31)
Large Core Value Fund	— to —	8,471,225	7.26	61,494,513	0.86	1.25 to 1.60	(27.42) to (27.37)
Index 500 Fund	11.88 to 18.52	8,379,691	7.49 to 11.69	71,532,984	2.15	1.25 to 1.60	(37.00) to (36.87)
Mid Cap Growth Fund	9.52 to 20.62	4,993,482	4.80 to 10.41	30,867,449	0.00	1.25 to 1.60	(49.61) to (49.51)
Mid Cap Value Fund	18.58 to 28.61	2,852,530	9.66 to 14.90	35,183,646	0.91	1.25 to 1.60	(48.03) to (47.92)
Mid Core Value Fund(c)	15.04 to 15.21	2,158,159	9.06 to 9.18	19,985,689	1.73	1.25 to 1.60	(39.77) to (39.65)
SMID Cap Growth Fund	— to —	69,996	6.47	452,660	0.00	1.25 to 1.60	(35.33) to (35.29)
SMID Cap Value Fund	— to —	51,968	6.80 to 6.81	353,465	1.14	1.25 to 1.60	(31.99) to (31.94)
Small Cap Growth Fund	9.89 to 29.98	2,519,204	4.87 to 14.79	23,076,748	0.00	1.25 to 1.60	(50.77) to (50.67)
Small Cap Value Fund	17.41 to 32.49	3,680,128	12.50 to 23.38	62,928,138	0.84	1.25 to 1.60	(28.20) to (28.06)
Small Cap Index Fund	— to —	33,732	6.97	235,068	1.50	1.25 to 1.60	(30.32) to (30.27)
Developed International Index Fund	— to —	37,901	7.11 to 7.12	269,637	1.06	1.25 to 1.60	(28.86) to (28.81)
International Equity Fund	20.91 to 46.12	8,475,046	12.11 to 26.74	124,766,551	2.27	1.25 to 1.60	(42.13) to (42.01)
Emerging Markets Equity Fund	— to —	5,307,546	5.98 to 5.99	31,763,014	0.32	1.25 to 1.60	(39.74) to (39.70)
REIT Fund(a)	19.21 to 19.43	1,720,049	11.47 to 11.63	22,102,876	3.65	1.25 to 1.60	(40.26) to (40.14)
Aggressive Allocation Fund	— to —	127,402	7.02 to 7.03	895,037	3.71	1.25 to 1.60	(29.74) to (29.69)
Moderately Aggressive Allocation Fund	— to —	1,351,896	7.75 to 7.76	10,479,520	5.42	1.25 to 1.60	(22.45) to (22.40)
Moderate Allocation Fund	— to —	1,496,309	8.08 to 8.09	12,080,538	5.22	1.25 to 1.60	(19.19) to (19.13)
Moderately Conservative Allocation Fund	— to —	884,887	8.61	7,619,861	4.42	1.25 to 1.60	(13.91) to (13.85)
Conservative Allocation Fund	— to —	825,911	9.29	7,676,010	5.09	1.25 to 1.60	(7.11) to (7.05)
V.I. Capital Appreciation Fund	13.20 to 13.35	6,192	7.47 to 7.57	44,981	0.00	1.25 to 1.60	(43.41) to (43.29)
High Income Bond Fund II	14.12 to 14.28	8,057	10.28 to 10.42	70,101	9.07	1.25 to 1.60	(27.17) to (27.02)
Financial Services Fund	10.88 to 11.01	2,849	5.56 to 5.64	16,016	0.00	1.25 to 1.60	(48.87) to (48.77)
Health Care Fund	13.32 to 13.47	566	9.85 to 9.98	5,577	0.00	1.25 to 1.60	(26.05) to (25.90)
Russell 2000 1.5x Strategy Fund(d)	13.70 to 13.86	8,494	6.56 to 6.64	56,270	0.13	1.25 to 1.60	(52.14) to (52.04)
Nova Fund	12.87 to 13.01	6,292	5.77 to 5.84	35,428	0.15	1.25 to 1.60	(55.20) to (55.11)
NASDAQ-100 Fund(e)	14.21 to 14.37	2,605	8.12 to 8.23	21,437	0.06	1.25 to 1.60	(42.84) to (42.72)
Technology Fund	13.63 to 13.78	483	7.32 to 7.42	3,538	—	1.25 to 1.60	(46.28) to (46.17)
Inverse S&P 500 Strategy Fund(f)	6.75 to 6.83	185	9.26 to 9.38	1,716	—	1.25 to 1.60	37.04 to 37.31
Government Long Bond 1.2x Strategy Fund(g)	13.61 to $13.77	17,244	19.41 to $19.67	337,647	2.59	1.25 to 1.60	42.57 to 42.86
U.S. Government Money Market Fund	10.11 to 10.23	53,713	10.07 to 10.20	565,504	1.18	1.25 to 1.60	(0.46) to (0.26)
Utilities Fund	14.50 to 14.66	3,456	10.05 to 10.18	33,742	0.28	1.25 to 1.60	(30.69) to (30.55)
Equity Income Portfolio II	13.83 to 13.86	18,679	8.69 to 8.70	160,648	2.00	1.25 to 1.60	(37.28) to (37.15)
International Stock Portfolio	17.13 to 17.33	7,643	8.65 to 8.76	66,766	1.47	1.25 to 1.60	(49.52) to (49.42)

(a)	Prior to May 1, 2011, Real Estate Securities Fund was named REIT Fund.
(b)	Prior to August 25, 2008, Large Growth Stock Fund was named Growth Stock Fund.
(c)	Prior to August 25, 2008, Mid Core Value Fund was named Strategic Value Fund.

39

Note 6.    Financial Highlights (continued)

(d)	Prior to April 1, 2008, Russell 2000 1.5x Strategy Fund was named Russell 2000 Advantage Fund.
(e)	Prior to April 1, 2008, NASDAQ-100 Fund was named OTC Fund.
(f)	Prior to April 1, 2008, Inverse S&P 500 Strategy Fund was named Inverse S&P 500 Index Fund.
(g)	Prior to April 1, 2008, Government Long Bond 1.2x Strategy Fund was named Government Long Bond Advantage Fund.
*	These ratios represent the dividends, excluding distributions of capital gains, received by the subaccounts within Account III from the underlying mutual fund, net of management fees and expenses assessed by the fund manager, divided by the average net assets of the respective subaccounts. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reduction in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying funds in which the subaccount invests and, to the extent the underlying fund utilizes consent dividend rather than paying dividends in cash or reinvested shares, Account III does not record investment income.
**	These ratios represent the annualized contract expenses of the subaccount, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying subaccount are excluded.
***	These ratios represent the total return for the periods indicated, including changes in the value of the underlying subaccount, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period and reflects a range of actual product total returns.

Note 7.    Subsequent Events

Management has evaluated the impact of all subsequent events on Account III through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

40

PM6093 5/13

PennMutual

The Penn Mutual Life Insurance Company

2012 Consolidated GAAP Financial Statements

PricewaterhouseCoopers LLP, Two Commerce Square — Suite 1700, 2001 Market Street, Philadelphia, PA 19103-7042 T: (267) 330 2110, F: (267) 330 3300, www.pwc.com/us

Independent Auditor’s Report

To the Board of Trustees

The Penn Mutual Life Insurance Company:

We have audited the accompanying consolidated financial statements of The Penn Mutual Life Insurance Company and its subsidiaries (the “Company”), which comprise the consolidated balance sheets as of December 31, 2012 and December 31, 2011, and the related consolidated statements of comprehensive income, changes in equity, and cash flows for each of the three years in the period ended December 31, 2012.

Management’s Responsibility for the Consolidated Financial Statements

Management is responsible for the preparation and fair presentation of the consolidated financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on the consolidated financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the consolidated financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company’s preparation and fair presentation of the consolidated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of the Company at December 31, 2012 and December 31, 2011, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2012 in accordance with accounting principles generally accepted in the United States of America.

Emphasis of Matter

As discussed in Note 2 to the consolidated financial statements, the Company changed the manner in which it accounts for the costs associated with acquiring or renewing insurance contracts and the presentation of its comprehensive income. Our opinion is not modified with respect to this matter.

February 15, 2013

(In Thousands)

Consolidated Balance Sheets

December 31,	2012	2011

ASSETS
Investments:
Debt securities, at fair value:
Available for sale	$9,644,443	$8,656,600
Trading	316,524	123,755
Equity securities, at fair value	17,773	11,363
Real estate, net of accumulated depreciation	16,025	13,438
Policy loans	712,986	707,956
Short-term investments	98,176	29,751
Alternative assets	339,544	303,139
Other invested assets	133,847	182,803

TOTAL INVESTMENTS	11,279,318	10,028,805

Cash	92,963	133,412
Investment income due and accrued	116,525	109,545
Deferred acquisition costs	809,351	675,759
Amounts recoverable from reinsurers	327,967	334,159
Broker/dealer receivables	1,595,156	1,783,994
Goodwill	67,254	49,602
Other assets	550,388	465,106
Separate account assets	5,432,604	4,640,495

TOTAL ASSETS	$20,271,526	$18,220,877

LIABILITIES AND EQUITY
Liabilities:
Reserves for future policy benefits	$3,122,208	$3,002,706
Other policyholder funds	5,354,530	4,653,547
Policyholders’ dividends payable	15,791	15,691
Broker/dealer payables	1,576,274	1,697,997
Accrued income taxes	602,150	490,433
Debt	594,961	439,020
Other liabilities	667,100	594,039
Separate account liabilities	5,432,604	4,640,495

TOTAL LIABILITIES	17,365,618	15,533,928

Equity:
Retained earnings	2,317,625	2,187,899
Accumulated other comprehensive income	588,283	499,050

TOTAL EQUITY	2,905,908	2,686,949

TOTAL LIABILITIES AND EQUITY	$20,271,526	$18,220,877

The accompanying notes are an integral part of these consolidated financial statements.

2012 Consolidated GAAP Financial Statements	Page 1

(In Thousands)

Consolidated Statements of Comprehensive Income

Years Ended December 31,	2012	2011	2010

REVENUES
Premium and annuity considerations	$347,179	$301,395	$253,318
Policy fee income	363,361	332,257	302,124
Net investment income	510,749	450,826	419,807
Net investment gains/(losses):
Total other-than-temporary impairment losses	(22,343)	(14,434)	(21,106)
Portion of loss recognized in other comprehensive income	2,018	2,608	6,451
Net other-than-temporary impairment losses recognized in earnings	(20,325)	(11,826)	(14,655)
Other net investment gains	41,605	19,031	42,243
Total net investment gains	21,280	7,205	27,588
Broker/dealer fees and commissions	566,281	532,162	511,343
Other income	39,962	34,432	41,173

TOTAL REVENUES	1,848,812	1,658,277	1,555,353

BENEFITS AND EXPENSES
Benefits paid to policyholders and beneficiaries	567,945	534,502	511,795
Policyholder dividends	31,442	31,595	30,548
Increase in reserves for future policy benefits	156,240	110,621	70,666
General expenses	466,057	451,086	437,905
Broker/dealer sales expense	322,470	304,798	291,357
Amortization of deferred acquisition costs	122,325	123,924	109,008

TOTAL BENEFITS AND EXPENSES	1,666,479	1,556,526	1,451,279

INCOME BEFORE INCOME TAXES	182,333	101,751	104,074

INCOME TAX EXPENSE	52,608	15,134	25,059

NET INCOME	$129,725	$86,617	$79,015

Other Comprehensive Income, net of tax
Unrealized gains for the period	$112,789	$320,225	$120,881
Less: reclassification adjustment for (gains)/losses included in net income	(13,640)	(8,286)	5,873
Other than temporary impairments	1,310	1,695	12,479

UNREALIZED GAINS	100,459	313,634	139,233

Postretirement benefits liability adjustment	(11,226)	415	6,214

Other comprehensive income	89,233	314,049	145,447

Comprehensive income	$218,958	$400,666	$224,462

The accompanying notes are an integral part of these consolidated financial statements.

Page 2	The Penn Mutual Life Insurance Company

(In Thousands)

Consolidated Statements of Changes in Equity

Years Ended December 31, 2010, 2011, and 2012	Accumulated Other Comprehensive Income/(Loss)	Retained Earnings	Total Equity

BALANCE AT DECEMBER 31, 2009	$38,856	$2,053,883	$2,092,739
Cumulative effect of adoption of new accounting pronouncement, net of tax of ($16,648) (see Note2)	698	(31,615)	(30,917)

BALANCE AT JANUARY 1, 2010	$39,554	$2,022,268	$2,061,822

Net income for 2010	—	79,015	79,015
Other comprehensive income, net of tax
Unrealized net appreciation of securities, net of tax of $38,244, net of reclassification adjustments	126,754	—	126,754
Other than temporary impairment, net of tax of $6,719	12,479	—	12,479
Postretirement benefits liability adjustment, net of tax of $3,346	6,214	—	6,214

Comprehensive income			224,462

BALANCE AT DECEMBER 31, 2010	$185,001	$2,101,283	$2,286,284

Net income for 2011	—	86,617	86,617
Other comprehensive income, net of tax
Unrealized net appreciation of securities, net of tax of $169,731, net of reclassification adjustments	311,939	—	311,939
Other than temporary impairment, net of tax of $913	1,695	—	1,695
Postretirement benefits liability adjustment, net of tax of $223	415	—	415

Comprehensive income			400,666

BALANCE AT DECEMBER 31, 2011	$499,050	$2,187,900	$2,686,950

Net income for 2012	—	129,725	129,725
Other comprehensive income, net of tax
Unrealized net appreciation of securities, net of tax of $56,437, net of reclassification adjustments	99,149	—	99,149
Other than temporary impairment, net of tax of $708	1,310	—	1,310
Postretirement benefits liability adjustment, net of tax of $(6,044)	(11,226)	—	(11,226)

Comprehensive income			218,958

BALANCE AT DECEMBER 31, 2012	$588,283	$2,317,625	$2,905,908

The accompanying notes are an integral part of these consolidated financial statements.

2012 Consolidated GAAP Financial Statements	Page 3

(In Thousands)

Consolidated Statements of Cash Flows

Years Ended December 31,	2012	2011	2010

CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$129,725	$86,617	$79,015
Adjustments to reconcile net income to net cash (used in)/provided by operating activities:
Capitalization of acquisition costs	(269,417)	(237,368)	(205,520)
Amortization of deferred acquisition costs	122,325	123,924	109,008
Policy fees on universal life and investment contracts	(220,351)	(194,255)	(176,876)
Interest credited on universal life and investment contracts	201,489	188,530	173,182
Depreciation and amortization	(20,696)	(11,103)	(12,007)
Net investment losses/(gains)	2,421	13,524	(8,840)
Net investment (losses) on limited partnerships and derivatives	(80,259)	(23,099)	(46,167)
Change in:
Investment income due and accrued	(6,980)	(16,882)	(5,258)
Amounts recoverable from reinsurers	6,192	(11,976)	13,595
Future policy benefits	152,793	119,646	57,416
Accrued income taxes	58,168	47,232	30,683
Net broker/dealer receivables	67,116	10,877	21,028
Trading securities	(192,769)	61,593	(90,983)
Corporate owned life insurance	(37,824)	(6,239)	(5,228)
Accounts payable	50,431	27,504	23,627
Broker loans and advance	(8,018)	20,568	9,939
Other, net	(1,198)	4,537	(17,033)

NET CASH (USED IN)/PROVIDED BY OPERATING ACTIVITIES	(46,852)	203,630	(50,419)

CASH FLOWS FROM INVESTING ACTIVITIES
Sale of investments:
Debt securities, available for sale	696,971	886,334	840,189
Equity securities	1,677	2,820	23,116
Sale of subsidiary	—	8,000	—
Derivatives and Other	510	201	210,844
Maturity and other principal repayments:
Debt securities, available for sale	726,237	614,976	538,231
Other	138,105	157,586	31,386
Cost of investments acquired:
Debt securities, available for sale	(2,123,510)	(2,290,662)	(2,263,290)
Equity securities	(3,367)	(3,184)	(1,263)
Limited partnerships	(58,674)	(63,440)	(46,366)
Derivatives	(25,475)	(69,476)	(23,778)
Acquisition of subsidiary	(21,871)	—	—
Other	(38,342)	(21,801)	18,020
Change in policy loans, net	(5,030)	(4,619)	(13,993)
Cost of short-term investments sold, net	(68,425)	(646)	224,236
(Decrease)/increase in collateral payable	(2,274)	29,641	(96,608)
Purchases of furniture and equipment, net of dispositions	(17,837)	11,376	(9,412)

NET CASH USED IN INVESTING ACTIVITIES	$(801,305)	$(742,894)	$(568,688)

…continued -

Page 4	The Penn Mutual Life Insurance Company

(In Thousands)

Consolidated Statements of Cash Flows (cont’)

Years Ended December 31,	2012	2011	2010

CASH FLOWS FROM FINANCING ACTIVITIES
Policyholder Account Balance
Deposits for universal life and investment contracts	$1,802,549	$1,678,047	$1,529,572
Withdrawals from universal life and investment contracts	(827,122)	(775,821)	(758,420)
Transfers to separate accounts	(323,660)	(218,651)	(357,284)
Issuance/(extinguishment) of debt	155,941	(81,501)	237,582

NET CASH PROVIDED BY FINANCING ACTIVITIES	807,708	602,074	651,450

Net (decrease)/increase in cash	(40,449)	62,809	32,343
Cash, beginning of year	133,412	70,603	38,260

CASH, END OF YEAR	$92,963	$133,412	$70,603

The accompanying notes are an integral part of these consolidated financial statements.

2012 Consolidated GAAP Financial Statements	Page 5

(In Thousands)

Notes to Consolidated Financial Statements

Note 1.  NATURE OF OPERATIONS AND BASIS OF PRESENTATION

NATURE OF OPERATIONS  The Penn Mutual Life Insurance Company (“PML”) and its subsidiaries (collectively, “the Company”) offer a wide range of insurance and investment products including life insurance, annuities, and investment products, as well as advisory services. PML, a Pennsylvania domiciled mutual life insurance company, concentrates primarily on the sale of individual life insurance and annuity products. PML and its wholly owned life insurance subsidiary, the Penn Insurance and Annuity Company (“PIA”) primarily market traditional whole life, term life, fixed universal life, indexed universal life, variable universal life, immediate annuity and fixed and variable deferred annuity products through a network of career agents and independent agents. PML is licensed and sells its products in all fifty states and the District of Columbia. In addition, the Company offers a variety of investment products and advisory services through its non-insurance subsidiaries (principally broker/dealer and investment advisory subsidiaries).

BASIS OF PRESENTATION  The accompanying Consolidated Financial Statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and reflect the consolidation of PML and its wholly owned and majority controlled subsidiaries. All intercompany accounts and transactions have been eliminated in consolidation.

PML prepares its regulatory financial statements in accordance with statutory accounting practices prescribed or permitted by the Insurance Department of the Commonwealth of Pennsylvania, while PIA follows statutory practices prescribed or permitted by the Delaware Department of Insurance, both of which are comprehensive basis of accounting other than GAAP. See Note 15 for additional discussion.

RECLASSIFICATION AND RESTATEMENT  Certain 2011 and 2010 amounts have been reclassified to conform with 2012 presentation, none of which have an impact on net income or equity. 2011 and 2010 amounts related to the retrospective application of the new guidance on deferred acquisition costs (“DAC”) have been restated.

Note 2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES  The preparation of financial statements requires management to make estimates and assumptions that impact the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material reported amounts and disclosures that requires extensive use of estimates are:

¯	Fair value of certain invested assets and derivatives
¯	Capitalization and amortization of DAC
¯	Liabilities for future policyholder benefits
¯	Accounting for income taxes and valuation of deferred income tax assets and liabilities and unrecognized tax benefits
¯	Litigation and other contingencies
¯	Pension and other postretirement and postemployment benefits

INVESTMENTS  The Company is required to classify its investments into one of three categories: held-to-maturity, available-for-sale, or trading. The Company determines classification of debt securities at the time of purchase. The Company classifies its debt securities (bonds, preferred stocks and mortgage and asset-backed securities) as available-for-sale (“AFS”) and trading. AFS securities are reported at fair value, with unrealized gains/(losses) reported in other comprehensive income, net of deferred taxes and related adjustments. Trading securities are held at fair value, with changes in value reported through net investment gains/(losses). Income on debt securities is recognized using the effective yield method of amortization. For mortgage and asset-backed securities (“structured securities”) that do not have a fixed schedule of payments and are subject to a non credit rating based on other than temporary impairment review, the effect on amortization or accretion is revalued quarterly using the retrospective yield adjustment method based on the current estimated cash flow. For structured securities subject

Page 6	The Penn Mutual Life Insurance Company

(In Thousands)

to OTTI review based on credit rating, changes in expected cash flows are recognized using the prospective yield adjustment method. In these cases, income is recognized on the prospective yield adjustment method over the remaining life of the securities. Cash flow assumptions for structured securities are obtained from broker dealer survey values or internal estimates consistent with the current interest rate and economic environments. These assumptions represent the Company’s best estimate of the amount and timing of estimated principal and interest cash flows based on current information and events. Interest on debt securities is recorded as income when earned.

Equity securities are carried at fair value and include seed money invested in separate accounts. Unrealized capital gains/(losses) are reported in other comprehensive income, net of deferred taxes. Dividends on equity securities are credited to income on their ex-dividend dates.

Real estate occupied by the Company is carried at depreciated cost. Depreciated cost is adjusted for impairments whenever events or changes in circumstances indicate the carrying amount of the asset may not be recoverable, with the impairment being included in net investment losses. Depreciation is calculated using the straight-line method over the estimated useful life of the real estate holding, not to exceed 40 years. Depreciation expense is included in net investment income. The Company obtains an external appraisal on a tri-annual basis. The most recent appraisal was as of August 2010.

Short-term investments, which are carried at amortized cost and approximate fair value, consist primarily of money market funds and investments purchased with maturities of greater than three months and less than or equal to 12 months. Certain short-term investments are held as collateral for derivative transactions.

Policy loans are stated at the aggregate balance of unpaid principal and interest.

Alternative assets are investments in limited partnerships for which the Company applies the equity method of accounting. Due to the timing of the valuation data received from the general partner, these investments are reported in accordance with the most recent valuations received which are primarily on a one quarter lag.

Other invested assets include derivatives in a net asset position, an annuity contract acquired to back nonqualified deferred compensation plans, low income housing tax credit investments (“LIHTC”) and miscellaneous invested assets. LIHTC investments are accounted for under the equity method. The delayed equity contributions for these investments are unconditional and legally binding and therefore, have been recognized as a liability. LIHTC investments are reviewed for OTTI, which if identified, is recorded as a net investment loss.

See Note 5 for additional discussion on derivatives.

Evaluating Investments for an OTTI  The Company performs a regular evaluation, on a security-by-security basis, of its investment holdings in accordance with its impairment policy in order to evaluate whether such investments are other-than-temporarily impaired.

The Company considers, amongst other criteria, whether it has the intent to sell a particular impaired AFS debt security. The assessment of the Company’s intent to sell a particular AFS debt security considers broad portfolio management objectives such as asset/liability duration management, issuer and industry segment exposures, interest rate views and the overall total return focus. In following these portfolio management objectives, subsequent changes in facts and circumstances that were present in past reporting periods may trigger a decision to sell securities that were held in prior reporting periods. Decisions to sell are based on current conditions or the Company’s need to shift the portfolio to maintain its portfolio management objectives including liquidity needs or duration targets on asset/liability managed portfolios. The Company attempts to anticipate these types of changes and if a sale decision has been made on a security where the fair value is less than the amortized cost at the reporting date, the security will be deemed other-than-temporarily impaired in the period that the sale decision was made and an OTTI loss for the entire difference between the fair value and the amortized cost will be recorded in earnings. In certain circumstances, the Company may determine that it does not intend to sell a particular security but that it is more likely than not that it will be required to sell that security before recovery of its amortized cost. In such instances, the AFS debt security will be deemed other-than-temporarily impaired in the period during which it was determined more likely than not that the security will be required to be sold and an OTTI

2012 Consolidated GAAP Financial Statements	Page 7

(In Thousands)

loss for the entire difference between the fair value and the amortized cost will be recorded in earnings. If the Company does not have the intent to sell and it does not believe that it is more likely than not that it will be required to sell the security before recovery of its amortized cost, the Company evaluates the security for impairment considered other than temporary. Factors considered in determining whether a decline in fair value is other than temporary include the significance of the decline, the length of time a security’s fair value is below its amortized cost, current economic conditions, past credit loss experience, estimated future cash flows, default rates, delinquency rates, percentage of nonperforming loans, prepayments, severities, and other circumstances of the investment. If the Company concludes that the impairment is other than temporary, the Company estimates the present value of the expected future cash flows to be received from the security. If the present value of the expected future cash flows to be received is less than the amortized cost, the security will be deemed other-than-temporarily impaired in the period that such present value of the expected future cash flows falls below amortized cost and this difference, referred to as the credit loss, will be recognized in earnings. Any remaining difference between the present value of the expected future cash flows to be received and the estimated fair value of the security will be recognized as a separate component of other comprehensive loss and is referred to as the non-credit loss. For AFS debt securities for which an OTTI was recognized in earnings, the decision as to whether or not the difference between the new amortized cost basis and the cash flows expected to be collected should be accreted as interest income is done on a security by security basis.

Net investment gains/(losses) on sales are generally computed using the specific identification method and are included in income on the trade date and net of amortization of deferred acquisition costs. Unrealized capital gains/(losses) on investments, and adjustments to deferred acquisition costs and unearned revenue, net of applicable taxes, are accounted for as a separate component of other comprehensive income.

DERIVATIVE FINANCIAL INSTRUMENTS  The Company utilizes various derivatives, including interest rate swaps, inflation swaps, financial futures, interest rate caps, forwards and put options in conjunction with its management of assets and liabilities and interest rate risk. All derivatives are recognized at fair value. Derivatives with a positive fair value are reported in other invested assets. Derivatives with a negative fair value are reported in other liabilities. The accounting treatment for specific derivatives depends on whether management elects to follow hedge accounting. To qualify as a hedge, the hedge relationship is designated and formally documented at inception by detailing the particular risk management objective and strategy for the hedge. This includes the item and risk that is being hedged, the derivative that is being used, as well as how effectiveness is being assessed and measured. A derivative must be highly effective in accomplishing the objective of offsetting either changes in fair value or cash flows for the risk being hedged to qualify for hedge accounting. The hedging relationship is considered highly effective if the changes in fair value or discounted cash flows of the hedging instrument is within 80-125% of the inverse changes in the fair value or discounted cash flows of the hedged item. The Company formally assesses effectiveness of its hedging relationships both at the hedge inception and on a quarterly basis. The Company does not engage in derivative financial instrument transactions for speculative purposes.

Interest rate swaps, inflation swaps, caps and interest rate futures are used to manage risk from interest rate fluctuations. Currency forwards are used to manage exposure to fluctuation in currency values associated with certain foreign currency denominated alternative assets.

For a fair value hedge, the gain or loss on the hedging instrument is recognized in current earnings. The carrying value of the hedged items is adjusted by the change in fair value and is also recognized in current earnings. The Company’s fair value hedges are primarily hedges of available-for-sale fixed maturity securities.

At termination, the cost bases of the hedged assets are adjusted prospectively by the amount of change in fair value of the hedged assets, unless the hedged assets are subject to retrospective accounting. The adjustment to the hedged assets will be amortized through investment income over the remaining life of the bond.

For a cash flow hedge, in which derivatives hedge the variability of cash flows related to variable rate available-for-sale securities, the accounting treatment depends on the effectiveness of the hedge. The assessment of hedge effectiveness for cash flow hedges of interest rate risk excludes amounts relating to risks other than exposure to the benchmark interest rate. To the extent these derivatives are effective in offsetting the variability of the hedged cash flows, changes in the derivatives’ fair value will not be included in current earnings, but are reported as other comprehensive income. To the extent these derivatives are not effective, changes in their fair values are included in earnings as a net investment gain/(loss).

Page 8	The Penn Mutual Life Insurance Company

(In Thousands)

For cash flow hedges, when hedge accounting is discontinued because it is probable that a forecasted transaction will not occur, the gain/(loss) that was accumulated in other comprehensive income will be recognized immediately as a realized capital gain/(loss). The derivative will continue to be carried on the balance sheet at its fair value with subsequent changes in fair value recorded as a realized capital gain/(loss). When hedge accounting is discontinued because the hedge is terminated, the accumulated gain/(loss) remains in other comprehensive income until the forecasted transaction is no longer probable. At that time, the accumulated gain or loss will be amortized as a realized capital gain/(loss) over the remaining life of the derivative contract.

The Company discontinues hedge accounting prospectively if: (i) it is determined that the derivative is no longer effective in offsetting changes in the fair value or cash flows of a hedged item, (ii) the derivative expires, is sold, terminated, or exercised, (iii) the derivative is de-designated as a hedge instrument, or (iv) it is probable that the forecasted transaction will not occur.

The Company utilizes interest rate swaps, financial futures and put options to hedge risks associated with the offering of equity market based guarantees in the Company’s annuity product portfolio. These derivatives do not qualify for hedge accounting. The change in fair value of these derivatives is recognized as a net investment gain/(loss). The Company utilizes call options to hedge equity market risks associated with the offering of indexed universal life insurance products. These derivatives do not qualify for hedge accounting. The realized gains or losses and change in fair value of the call options are recognized in operating income.

Interest rate caps, inflation swaps, certain interest rate swaps and credit default swaps are carried at fair value and do not qualify for hedge accounting treatment. As a result, the change in the fair value of the derivatives is recognized currently in net investment gains/(losses) in the period of change.

Additional disclosures related to derivative instruments and hedging activities are included in Note 5.

The Company also provides contracts with certain living benefits which are considered embedded derivatives. These contracts are discussed in further detail in Note 9.

DEFERRED ACQUISITION COSTS  The costs that are directly related to the successful acquisition or renewal of insurance contracts and incremental direct costs of contract acquisition that are incurred in transactions with either independent third parties or employees have been deferred and recorded as an asset in the accompanying Consolidated Balance Sheets.

DAC related to participating traditional and universal life insurance policies and investment type products without mortality risk that include significant surrender charges are being amortized over the lesser of the estimated or actual contract life. Amortization expense is recognized in proportion to gross revenues or estimated gross profits arising principally from interest margins, mortality margins, expense margins and surrender charges. The effects of revisions to estimated gross profits are reflected as adjustments to DAC in the period such estimated gross profits are revised. DAC related to certain term business are amortized in proportion to premium revenue.

Each year, a formal review of the assumptions underlying the expected gross profits are analyzed and updated as necessary.

DAC is reviewed regularly to determine whether such costs are recoverable based upon future estimated gross profits. The Company has evaluated all DAC balances and concluded these amounts are recoverable at December 31, 2012 and 2011, respectively. Certain costs and expenses reported in the Consolidated Statements of Income are net of amounts deferred.

GOODWILL AND INTANGIBLE ASSETS  Goodwill and other intangibles with an indefinite useful life are not amortized. All goodwill and indefinite life intangible assets are tested for impairment at least annually. An intangible asset with a finite life is amortized over its useful life. Intangibles with a finite useful life are tested for impairment when facts and circumstances indicate that its carrying amount may not be recoverable.

The Company had goodwill of $67,254 and $49,602 as of December 31, 2012 and 2011, respectively. No impairment of goodwill was recognized during 2012, 2011, or 2010.

2012 Consolidated GAAP Financial Statements	Page 9

(In Thousands)

The Company had intangible assets with a gross carrying amount of $15,700 and $8,700 and accumulated amortization of $7,788 and $7,296 as of December 31, 2012 and 2011, respectively. The aggregate amortization expense related to these intangible assets was $492, $479 and $668 in 2012, 2011, and 2010, respectively. Estimated annual amortization expense is:

Years ending December 31,	Amortization Expense

2013	$688
2014	604
2015	570
2016	515
2017	486

OTHER  Other assets primarily consist of property and equipment, leasehold improvements, computer equipment, and packaged software, which are stated at cost, less accumulated depreciation and amortization. Depreciation on property and equipment is determined using the straight-line method over the estimated useful lives of the related assets. Amortization of leasehold improvements is calculated using the straight-line method over the lesser of the term of the leases or the estimated useful life of the improvements. Depreciation of computer equipment is calculated using the straight-line method over the lesser of its useful life or three years. Packaged software is depreciated using the straight-line method over the lesser of its useful life or three years. Internally developed software is amortized on a straight-line basis over its estimated useful life and begins when each individual component or module, the computer software is ready for its intended use. At December 31, 2012 and 2011, these assets had a gross carrying amount of $199,956 and $185,252, respectively and accumulated depreciation and amortization was $164,028 and $154,509 at December 31, 2012 and 2011, respectively. Related depreciation and amortization expense was $9,519, $8,250, and $9,731 for the years ended December 31, 2012, 2011, and 2010, respectively.

Also included in Other assets are sales inducements. The Company has deferred annuity policies in-force that contain sales inducements. See Note 8 for additional discussion of sales inducements.

RESERVES FOR FUTURE POLICY BENEFITS  Future policy benefits include reserves for participating traditional life insurance and life contingent annuity products; excess death benefit liabilities associated with individual deferred annuities and universal life contracts with secondary guarantees; and excess interest credits from indexed universal life contracts. These liabilities are established in amounts adequate to meet the estimated future obligations of the policies in-force. For additional details about these indexed universal life contracts, see Note 6.

Liabilities for participating traditional life products are computed using the net level premium method, using assumptions for investment yields, mortality and morbidity, which are consistent with the dividend fund interest rate and mortality rates used in calculating cash surrender values. Interest rate assumptions used in the calculation of the liabilities for participating traditional life products ranged from 2.5% to 8.5%. Reserves for substandard policies are computed using multiples of the respective underlying mortality tables.

Liabilities for life contingent annuity products are computed by estimating future benefits and expenses. Assumptions are based on the Company’s actual experience projected at the time of policy issue with provision for adverse deviations. Interest rate assumptions range from 2.25% to 13.25%.

OTHER POLICYHOLDER FUNDS  Other policyholder funds represent liabilities for universal life and investment-type annuity products. The liabilities for these products are based on the contract account value, which consists of deposits received from customers and investment earnings on the account value, less administrative, mortality and expense charges. The liability for universal life products is also reduced by the cost of insurance charges.

Liabilities for the non-life contingent annuity products are computed by estimating future benefits and expenses. Assumptions are based on Company experience projected at the time of policy issue. Interest rate assumptions, based on contractual terms, range from 2.0% to 10.5%.

Page 10	The Penn Mutual Life Insurance Company

(In Thousands)

Contract charges assessed against account values for universal life and investment-type annuities are reflected as policy fee income in revenue. Interest credited to account values and universal life benefit claims in excess of fund values are reflected as benefits paid to policyholders and beneficiaries.

POLICYHOLDERS’ DIVIDENDS PAYABLE  As of December 31, 2012 and 2011, participating insurance expressed as a percentage of insurance in-force is 86% and 88%, respectively, and as a percentage of annual premium income is 48% and 39%, respectively. The Board of Trustees approves the amount of Policyholders’ dividends to be paid annually. The aggregate amount of policyholders’ dividends is calculated based on actual interest, mortality, morbidity and expense experience for the year and on management’s judgment as to the appropriate level of equity to be retained by the Company. The carrying value of this liability approximates the earned amount and fair value at December 31, 2012 and 2011.

BROKER/DEALER RECEIVABLES AND PAYABLES  Broker/dealer transactions in securities and listed options, including related commission revenue and expense, are recorded on a trade-date basis.

SEPARATE ACCOUNT ASSETS AND LIABILITIES  The Company has separate account assets and liabilities representing segregated funds administered and invested by the Company primarily for the benefit of variable life insurance policyholders and annuity and pension contractholders, including the Company’s benefit plans. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company. The separate accounts have varying investment objectives.

At December 31, 2012 and 2011, all separate account assets are stated at the fair value of the underlying assets, which are primarily mutual funds. The value of the assets in the Separate Accounts reflects the actual investment performance of the respective accounts and is not guaranteed by the Company. The liability at December 31, 2012 and 2011 represents the policyholders’ interest in the account and includes accumulated net investment income and realized and unrealized capital gains/(losses) on the assets, which generally reflects fair value. The investment income and net investment gains/(losses) from separate account assets accrue to the policyholders and are not included in the Consolidated Statements of Income. Mortality, policy administration and surrender charges assessed against the accounts are included in Policy fee income in the accompanying Consolidated Statements of Income. Asset management fees charged to the accounts are included in Other income in the accompanying Consolidated Statements of Income.

The Company has invested seed money in Penn Series Funds, Inc. Seed money is classified as an equity security, with unrealized capital gains/(losses) reported in other comprehensive income, net of deferred taxes and related adjustments. Dividends earned by the funds are credited to income on their ex-dividend dates. Seed money of $10,194 and $8,627 was invested in one fund as of December 31, 2012 and 2011, respectively.

The Company issues traditional variable annuity contracts in the separate accounts in which the Company provides various forms of guarantees to benefit the related contract holders called Guaranteed Minimum Death Benefits (“GMDB”), Guaranteed Minimum Accumulated Benefits (“GMAB”), GMAB/Guaranteed Minimum Withdrawal Benefits (“GMWB”), and GMWB with inflation protection. See Note 9 for a discussion of the Company’s obligation regarding these product features.

RECOGNITION OF INCOME AND RELATED EXPENSES  Premiums from traditional participating life insurance policies, term life policies, annuity policies with life contingencies and group life contracts are recognized as income when due. The associated benefits and expenses are matched with income so as to result in the recognition of profits over the life of the contracts. This match is accomplished by providing for liabilities for future policy benefits and the deferral and subsequent amortization of deferred acquisition costs.

Amounts received under universal life-type contracts are reported as deposits to policyholders’ account balances. Revenues from these contracts consist of amounts assessed during the period for mortality and expense risk, policy administration, and surrender charges, and are included as policy fee income in the Consolidated Statements of Income. In addition to fees, the Company earns investment income from the investment of policyholders’ deposits in the Company’s general account portfolio.

Amounts previously assessed to compensate the Company for services to be performed over future periods are deferred and recognized into income over the period benefited, using the same assumptions and factors used to

2012 Consolidated GAAP Financial Statements	Page 11

(In Thousands)

amortize DAC costs. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policyholders’ account balances.

Premiums for contracts with a single premium or a limited number of premium payments due over a significantly shorter period than the total period over which benefits are provided, are recorded as income when due. Any excess profit is deferred and recognized as income in a constant relationship to insurance in-force and, for annuities, in relation to the amount of expected future benefit payments.

FEDERAL INCOME TAXES  Current federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year and any adjustments to such estimates from prior years. Deferred federal income tax assets (“DTAs”) and liabilities (“DTLs”) are recognized for expected future tax consequences of temporary differences between GAAP and taxable income. Temporary differences are identified and measured using a balance sheet approach whereby GAAP and tax balances are compared. Deferred income taxes are generally recognized based on enacted tax rates and a valuation allowance is recorded if it is more likely than not that any portion of the deferred tax asset will not be realized.

Uncertain tax positions (“UTP”) are established when the merits of a tax position are evaluated against certain measurement and recognition tests. UTP changes are reflected as a component of income taxes.

The Company files a consolidated federal income tax return with its life and non-life insurance subsidiaries. The consolidated tax liability is allocated among the members of the group in accordance with a tax sharing agreement. The tax sharing agreement provides that the tax liability for each member of the group is calculated on a separate company basis.

REINSURANCE  In the normal course of business, the Company seeks to limit its exposure to loss on any single insured and to recover a portion of benefits paid by ceding reinsurance to other insurance enterprises or reinsurers under excess coverage and coinsurance contracts. The Company has set its retention limit for acceptance of risk on life insurance policies at various levels up to $5 million.

Reinsurance does not relieve the Company of its primary liability and, as such, failure of reinsurers to honor their obligations could result in losses to the Company. The Company evaluates the risk transfer of its reinsurance contracts and the financial strength of potential reinsurers. The Company regularly monitors the financial condition and ratings of its existing reinsurers to ensure that amounts due from reinsurers are collectible.

Insurance liabilities are reported before the effects of reinsurance. Reinsurance receivables (including amounts related to insurance liabilities) are reported as assets in Amounts recoverable from reinsurers. Estimated reinsurance recoverables are recognized in a manner consistent with the liabilities related to the underlying reinsured contracts. See Note 11.

BENEFIT PLANS  The Company follows guidance which requires an employer on a prospective basis to recognize the funded status of its defined benefit pension and post retirement plans as an asset or liability in its Consolidated Balance Sheets and to recognize changes in that funded status through comprehensive income in the year in which the changes occur. See Note 13.

CONTINGENCIES  Amounts related to contingencies are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. See Note 14.

RECENTLY ADOPTED ACCOUNTING PRONOUNCEMENTS  Effective for 2012, the Financial Accounting Standards Board (“FASB”) issued guidance clarifying the definition of acquisition costs that are eligible for deferral. Acquisition costs are to include only those costs that are directly related to the successful acquisition or renewal of insurance contracts; incremental direct costs of contract acquisition that are incurred in transactions with either independent third parties or employees; and advertising costs meeting the capitalization criteria for direct-response advertising. The new guidance resulted in a reduction of the capitalized acquisition expenses. The Company has applied the new guidance retrospectively to all prior periods presented in its consolidated financial statements for all insurance contracts. As a result of this accounting change, total stockholders’ equity as of

Page 12	The Penn Mutual Life Insurance Company

(In Thousands)

January 1, 2010, decreased by approximately $30,917, after-tax from $2,092,739, as previously reported, to $2,061,822 due to a reduction of the Company’s deferred acquisition cost asset balance related to certain costs that do not meet the provisions of the revised standard.

Summarized below are the effects of the amended guidance on previously reported amounts

Condensed Consolidated Balance Sheets

	December 31, 2011
	As Previously Reported	Effect of Amended Guidance	As Adjusted

Deferred acquisition costs	$729,043	$(53,284)	$675,759
Other assets	17,545,118	—	17,545,118

Total Assets	$18,274,161	$(53,284)	$18,220,877

Accrued income taxes	$509,082	$(18,649)	$490,433
Other Liabilities	15,043,495	—	15,043,495

Total Liabilities	$15,552,577	$(18,649)	$15,533,928

Retained earnings	$2,229,897	$(41,998)	$2,187,899
Other equity	491,687	7,363	499,050

Total Equity	$2,721,584	$(34,635)	$2,686,949

Condensed Consolidated Statements of Comprehensive Income

	December 31, 2011
	As Previously Reported	Effect of Amended Guidance	As Adjusted

Total Revenue	$1,658,277	$—	$1,658,277

General Expenses	$436,718	$14,368	$451,086
Amortization of deferred acquisition costs	132,025	(8,101)	123,924
Other Expenses	981,516	—	981,516

Total benefits and expenses	1,550,259	6,267	1,556,526

Income before taxes	108,018	(6,267)	101,751
Current income taxes	(16,567)	—	(16,567)
Deferred income taxes	33,894	(2,193)	31,701

Income tax expense	17,327	(2,193)	15,134

Net Income	$90,691	$(4,074)	$86,617

2012 Consolidated GAAP Financial Statements	Page 13

(In Thousands)

	December 31, 2010
	As Previously Reported	Effect of Amended Guidance	As Adjusted

Total Revenue	$1,555,353	$—	$1,555,353

General Expenses	$420,891	$17,014	$437,905
Amortization of deferred acquisition costs	116,317	(7,309)	109,008
Other Expenses	904,366	—	904,366

Total benefits and expenses	1,441,574	9,705	1,451,279

Income before taxes	113,779	(9,705)	104,074
Current income taxes	(37,416)	—	(37,416)
Deferred income taxes	65,872	(3,397)	62,475

Income tax expense	28,456	(3,397)	25,059

Net Income	$85,323	$(6,308)	$79,015

Condensed Consolidated Statements of Changes in Equity

	December 31, 2011
	As Previously Reported	Effect of Amended Guidance	As Adjusted

Balance at January 1, 2011	$2,321,874	$(35,590)	$2,286,284
Net income for 2011	90,691	(4,074)	86,617
Other Comprehensive income, net of tax:
Unrealized net appreciation	306,909	5,030	311,939
Other than temporary impairments	1,695	—	1,695
Postretirement benefits liability adjustment	415	—	415

Comprehensive income	399,710	956	400,666

Balance at December 31, 2011	$2,721,584	$(34,634)	$2,686,950

	December 31, 2010
	As Previously Reported	Effect of Amended Guidance	As Adjusted

Balance at January 1, 2010	$2,092,739	$—	$2,092,739
Cumulative impact of adoption of new accounting guidance	—	(30,917)	(30,917)
Net income for 2010	85,323	(6,308)	79,015
Other Comprehensive income, net of tax:
Unrealized net appreciation	125,119	1,635	126,754
Other than temporary impairments	12,479	—	12,479
Postretirement benefits liability adjustment	6,214	—	6,214

Comprehensive income	229,135	(35,590)	193,545

Balance at December 31, 2010	$2,321,874	$(35,590)	$2,286,284

Page 14	The Penn Mutual Life Insurance Company

(In Thousands)

Condensed Consolidated Statements of Cash Flows
	December 31, 2011
	As Previously Reported	Effect of Amended Guidance	As Adjusted

Net Income	$90,691	$(4,074)	$86,617
Capitalization of acquisition costs	(251,736)	14,368	(237,368)
Amortization of deferred acquisition costs	132,025	(8,101)	123,924
Change in accrued taxes	49,425	(2,193)	47,232
Other	183,225	—	183,225

Net Cash provided by Operating Activities	$203,630	$—	$203,630

	December 31, 2010
	As Previously Reported	Effect of Amended Guidance	As Adjusted

Net Income	$85,323	$(6,308)	$79,015
Capitalization of acquisition costs	(222,534)	17,014	(205,520)
Amortization of deferred acquisition costs	116,317	(7,309)	109,008
Change in accrued taxes	34,080	(3,397)	30,683
Other	(63,605)	—	(63,605)

Net Cash provided by Operating Activities	$(50,419)	$—	$(50,419)

Effective for 2012, the FASB issued guidance requiring entities to present net income and other comprehensive income in either a single continuous statement or in two separate, but consecutive, statements of net income and other comprehensive income. The Company has presented net income and other comprehensive income in accordance with the new guidance.

Effective for 2013, the FASB issued guidance to simplify how entities test goodwill for impairment. The amendments in this standard permit an entity to first assess qualitative factors to determine whether it is more likely than not that the fair value of a reporting unit is less than its carrying amount as a basis for determining whether it is necessary to perform the two-step goodwill impairment test. This new standard, which the Company early adopted for 2012, does not have a material effect on the Company’s financial statements.

Effective for 2012, the FASB issued guidance that clarifies and updates language in current GAAP guidance to more closely align with IFRS. The FASB does not intend for the new guidance to change current practice. Therefore, there is no impact to the Company’s financial statements.

Effective for 2012, the Company adopted, prospectively, updated guidance regarding the fair value measurements and disclosure requirements. The updated guidance clarifies existing guidance related to the application of fair value measurement methods and requires expanded disclosures. The expanded disclosures required by this guidance are included in Note 6. Adoption of this guidance did not have a material effect on the Company’s financial position or results of operations.

Effective for 2012, the Company adopted, prospectively, updated guidance regarding the assessment of effective control for repurchase agreements. The Company’s adoption of this guidance did not have a material effect on the Company’s financial position, results of operations, and financial statement disclosures.

Effective for 2011, the FASB issued guidance clarifying that an insurance entity should not consider any separate account interests in an investment held for the benefit of policyholders to be the insurer’s interests, and should not combine those interests with its general account interest in the same investment when assessing the investment for consolidation, unless the separate account interests are held for a related party policyholder, whereby

2012 Consolidated GAAP Financial Statements	Page 15

(In Thousands)

consolidation of such interests must be considered under applicable variable interest guidance. As the Company’s policies were in accordance with the guidance, there is no change to current accounting practice.

FUTURE ADOPTION OF ACCOUNTING PRONOUNCEMENTS  Effective for 2013, the FASB issued guidance to address the presentation of gross and net information about both instruments and transactions eligible for offset in the balance sheet and instruments and transactions subject to an agreement similar to a master netting agreement. The Company does not expect the guidance to materially impact the financial statements.

Note 3.  ACQUISITIONS

On September 14, 2012, the Company acquired Leap Inc, a privately held company, in a cash stock purchase for $22,450. The subsidiary now operates as Leap System, LLC. The purchase was accounted for in accordance with the purchase method of accounting. The total purchase price was allocated to net tangible and intangible assets based on their estimated fair values as of September 14, 2012. The fair value assigned to identifiable intangible assets acquired has been determined primarily by using valuation methods that discount expected future cash flows to present value using estimates and assumptions determined by management. The excess purchase price over the value of the net tangible and identifiable intangible assets was recorded as goodwill, which is not deductible for income tax purposes.

The purchase resulted in an additional $7,000 in intangibles and $17,652 in goodwill. The intangibles consist of trade name, customer relationships, non-compete agreements and developed technology.

Note 4.  INVESTMENTS

AFS DEBT SECURITIES  AFS securities are carried at fair value. Amortized cost is net of $34,119 and $45,785 cumulative writedowns determined by management to be other than temporary declines in value of as of December 31, 2012 and 2011, respectively. The distribution of unrealized capital gains/(losses) on investments in AFS debt securities at December 31, 2012 and 2011 is presented below.

		Gross Unrealized Capital
	Amortized Cost	Gains	Losses	Non-credit Losses	Estimated Fair Value

December 31, 2012:
U.S. Treasury/Agency and Non-U.S. government securities	$415,198	$22,542	$2,686	$—	$435,054
States and political subdivisions	1,070,000	231,717	1,440	—	1,300,277
Corporate securities	4,052,601	703,617	7,231	219	4,748,768
Residential mortgage backed securities	673,810	47,919	342	200	721,187
Commercial mortgage backed securities	1,652,654	140,054	8,646	449	1,783,613
Asset-backed securities	608,581	33,270	8,104	1,133	632,614
Redeemable preferred stocks	21,331	1,636	37	—	22,930

Total AFS securities	$8,494,175	$1,180,755	$28,486	$2,001	$9,644,443

December 31, 2011:
U.S. Treasury/Agency and Non-U.S. government securities	$526,187	$17,892	$812	$—	$543,267
States and political subdivisions	1,045,952	168,497	1,519	—	1,212,930
Corporate securities	3,373,425	600,611	7,422	64	3,966,550
Residential mortgage backed securities	1,218,630	48,883	3,425	615	1,263,473
Commercial mortgage backed securities	1,219,869	78,770	4,469	717	1,293,453
Asset-backed securities	326,502	35,811	7,052	2,787	352,474
Redeemable preferred stocks	22,906	1,788	241	—	24,453

Total AFS securities	$7,733,471	$952,252	$24,940	$4,183	$8,656,600

Page 16	The Penn Mutual Life Insurance Company

(In Thousands)

U.S. Treasury/agency and non-U.S. government securities include $44,872 as of December 31, 2012 and 2011 of estimated fair value in securities that are pledged as collateral for futures contracts.

The amortized cost and estimated fair value of AFS securities as of December 31, 2012 and 2011 by contractual maturity is presented below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or repay obligations with or without call or prepayment penalties.

	2012		2011
	Amortized Cost	Fair Value	Amortized Cost	Fair Value

Due in one year or less	$115,821	$118,160	$136,788	$139,543
Due after one year through five years	688,204	772,298	624,587	681,084
Due after five years through ten years	683,860	805,995	729,012	845,061
Due after ten years	3,813,111	4,544,877	3,279,494	3,875,472
Residential mortgage backed securities(1)	761,374	807,855	1,234,320	1,281,215
Commercial mortgage backed securities	1,652,654	1,783,613	1,219,869	1,293,453
Asset-backed securities(1)	757,820	788,715	486,495	516,319
Redeemable preferred stocks	21,331	22,930	22,906	24,453

Total	$8,494,175	$9,644,443	$7,733,471	$8,656,600

(1)	Includes U.S. Treasury/Agency structured securities

Mortgage and other asset-backed securities are presented separately in the maturity schedule due to the potential for prepayment. The weighted average life of these securities is estimated at 5.5 years.

Residential mortgage backed securities (“MBS”), Commercial MBS and Asset-backed securities follow a structured principal repayment schedule and 97.9% are of investment grade. Securities totaling $797 are rated AAA.

At December 31, 2011, there was one security with an amortized cost of $6,149 and a carrying value of $3,950 to be restructured pursuant to commenced negotiations. During 2012, the asset was restructured in accordance with a plan of bankruptcy and the Company received common stock valued at $960, cash of $788 and recorded realized losses totaling $4,401.

At December 31, 2012, the largest industry concentration of the Company’s portfolio was investments in electric utilities of $717,769 representing 7.4% of the total AFS portfolio.

Proceeds during 2012, 2011, and 2010 from sales of AFS securities were $697,312, $1,503,310, and $840,189, respectively. The gross gains realized on those sales were $48,791, $40,556, and $36,410 and the gross losses realized on those sales were $3,561, $4,115, and $9,620 during 2012, 2011, and 2010, respectively. During 2012, 2011, and 2010, the Company recognized investment losses of $20,325, $11,826, and $14,655, respectively, related to impairment of AFS securities.

The Company’s investment portfolio of AFS securities is predominantly comprised of investment grade securities. At December 31, 2012 and 2011, AFS securities with fair value totaling $169,666 and $180,054, respectively, were less than investment grade.

The Company accrues interest income on debt securities to the extent it is deemed collectible and the security continues to perform under its original contractual terms.

Management has determined that the unrealized capital losses on the Company’s investments in equity and debt securities at December 31, 2012 are temporary in nature. For further discussion on how the Company evaluates the impairment of debt and equity securities, see Note 2.

2012 Consolidated GAAP Financial Statements	Page 17

(In Thousands)

Credit Loss Rollforward — Rollforward of the Cumulative Credit Loss Component of OTTI Loss Recognized in Earnings on Fixed Maturity Securities Still Held for Which a Portion of the OTTI Loss was Recognized in Other Comprehensive Loss

As of December 31,	2012	2011

Balance, beginning of period	$29,270	$34,453
Credit loss impairments previously recognized on securities which matured, paid down, prepaid or were sold during the period	(8,073)	(10,824)
Credit loss impairments previously recognized on securities impaired to fair value during the period	(3,748)	(131)
Credit loss impairment recognized in the current period on securities not previously impaired	15,924	3,748
Additional credit loss impairments recognized in the current period on securities previously impaired	—	2,024

Balance, end of period	$33,373	$29,270

The following tables present the gross unrealized capital losses and fair values for AFS securities with unrealized capital losses that are deemed to be only temporarily impaired, aggregated by investment category and length of time that individual securities have been in an unrealized capital loss position, at December 31, 2012 and 2011, respectively:

	Less than 12 months		Greater than 12 Months		Total
	Fair Value	Gross Unrealized Capital Losses	Fair Value	Gross Unrealized Capital Losses	Fair Value	Gross Unrealized Capital Losses

December 31, 2012:
U.S Treasury/Agency and non-U.S. government securities	$54,993	$2,686	$26	$—	$55,019	$2,686
States and political subdivisions	17,236	290	6,850	1,150	24,086	1,440
Corporate securities	373,353	6,843	5,707	607	379,060	7,450
Residential MBS	57,407	542	—	—	57,407	542
Commercial MBS	331,016	8,581	3,906	514	334,922	9,095
Asset-backed securities	100,642	8,092	18,202	1,145	118,844	9,237
Redeemable preferred stocks	—	—	4,276	37	4,276	37

Total AFS securities	$934,647	$27,034	$38,967	$3,453	$973,614	$30,487

December 31, 2011:
U.S Treasury/Agency and non-U.S. government securities	$77,160	$792	$806	$20	$77,966	$812
States and political subdivisions	—	—	6,556	1,519	6,556	1,519
Corporate securities	88,116	4,071	35,311	5,615	123,427	9,686
Residential MBS	435,230	2,785	2,856	1,255	438,086	4,040
Commercial MBS	99,874	4,159	5,073	1,027	104,947	5,186
Asset-backed securities	27,447	2,848	39,970	4,791	67,417	7,639
Redeemable preferred stocks	1,046	229	2,463	12	3,509	241

Total AFS securities	$728,873	$14,884	$93,035	$14,239	$821,908	$29,123

AFS securities that were in an unrealized capital loss position less than twelve months at December 31, 2012, totaled 89% of the Company’s total AFS securities’ unrealized capital loss, and securities in an unrealized capital loss

Page 18	The Penn Mutual Life Insurance Company

(In Thousands)

position greater than twelve months totaled 11% of the Company’s total AFS securities unrealized capital loss. Of the total amount of securities unrealized capital losses, $28,367 or 93% is related to unrealized capital losses on investment grade securities. Unrealized capital losses on AFS securities with a rating below investment grade represent $2,120 or 7% of the Company’s total AFS securities unrealized capital losses.

The net increase in the number of securities with fair values below amortized cost and in the amount of unrealized capital losses is primarily related to the improvement in the interest rate environment on current year purchases of corporate bonds and an increase in illiquidity premium on current year purchases of commercial mortgage-backed securities offset by a decrease in risk premium in certain corporate bond sectors.

U.S. Treasury/Agency and Non-U.S. Government Securities  Unrealized capital losses on the Company’s investments in U.S. Treasury/Agency and Non-U.S. government securities were $2,686 or 9% of the total unrealized capital losses for debt securities. These were spread over 8 securities and the decline in value is attributable to the improvement in the interest rate environment on current year purchases. The contractual terms of these investments are guaranteed by the full faith and credit of the U.S. and foreign governments.

States and Political Subdivisions  Unrealized capital losses on the Company’s investments in states and political subdivisions were $1,440 or 5% of the Company’s unrealized losses for debt securities. These were spread over 25 securities and the decline in value is attributable to the liquidity of the particular asset.

Corporate Securities  Unrealized capital losses on corporate securities were $7,450 or 24% of the total unrealized capital losses for debt securities. The amount of unrealized capital losses on the Company’s investment in corporate securities is spread over 60 individual securities with varying interest rates and maturities. Unrealized capital losses for Corporate securities with a fair value below 80% of the security’s amortized cost totaled $0 or 0% of the total unrealized capital losses for corporate securities. Corporate spreads tightened due to an improvement in overall economic conditions and an accompanying improvement in capital markets liquidity and corporate fundamentals.

Residential and Commercial Mortgage-Backed Securities  Unrealized capital losses on mortgage-backed securities were $9,637 or 32% of the total unrealized capital losses for debt securities. The amount of unrealized capital losses on the Company’s investment in mortgage-backed securities was illiquidity of the particular asset which management believes is recoverable. These losses were spread across approximately 46 fixed and variable rate securities, 96% of which are investment grade. Mortgage-backed securities that were priced below 80% of the security’s amortized cost represented $0 or 0% of total unrealized capital losses on mortgage-backed securities. Management believes the collateral is sufficient to recover amortized cost. The Company measures its mortgage-backed portfolio for impairments based on the security’s credit rating and whether the security has an unrealized capital loss. The Company also evaluates these securities for other than temporary impairments based on facts and circumstances, even if there has been no negative change in estimated future cash flows.

Asset-Backed Securities  Unrealized capital losses on asset-backed securities were $9,237 or 30% of the total unrealized capital losses for debt securities. The unrealized losses on these investments are primarily related to the credit spread widening on certain securities in the banking sector. These capital losses are spread across approximately 42 securities. The Company measures its asset-backed portfolio for impairments based on the security’s credit rating and whether the security has an unrealized capital loss. The Company also evaluates these securities for other than temporary impairments based on facts and circumstances, even if there has been no negative change in estimated future cash flows. Asset-backed securities that were priced below 80% of the security’s amortized cost represented $3,428 or 37% of the total unrealized capital losses for asset-backed securities.

The following table sets forth the reclassification adjustment which identifies those items in comprehensive income that are included as part of net income for a period that also had been part of other comprehensive income in earlier periods:

Reclassification Adjustments	2012	2011	2010

Unrealized capital holding gains arising during period, net of taxes	$114,099	$321,920	$133,360
Reclassification adjustment for (gains)/losses included in net income	(13,640)	(8,286)	5,873

Unrealized capital gains on investments, net of reclassification adjustment	$100,459	$313,634	$139,233

2012 Consolidated GAAP Financial Statements	Page 19

(In Thousands)

Reclassification adjustments reported in the above table for the years ended December 31, 2012, 2011, and 2010 are net of income tax expense/(benefit) of $7,345, $4,461, and $(3,162), respectively, and $4,032, $2,690, and $(2,139), respectively, relating to the effects of such amounts on DAC.

EQUITY SECURITIES  During 2012, 2011, and 2010, the proceeds from sales of unaffiliated equity securities amounted to $1,677, $2,822, and $1,161, respectively, with no related realized gains on those sales. The gross losses realized on those sales were $215, $364, and $101, for 2012, 2011, and 2010, respectively.

Unaffiliated equity securities had gross unrealized capital gains of $3 and $0 and gross unrealized capital losses of $629 and $1,142 as of December 31, 2012 and 2011, respectively.

During 2012, 2011, and 2010, the proceeds from sales of affiliated equity securities were $0, $0, and $21,955, respectively. There were no gross unrealized capital gains for affiliated equity securities as of December 31, 2012 and 2011.

ALTERNATIVE ASSETS  The following table presents the Company’s Alternative assets portfolio as of December 31, 2012:

	Carrying Value	Unfunded Commitments	Redemption Frequency	Redemption Notice Period

Venture capital	$95,765	$110,405
MBO	61,219	21,058
Distressed	43,053	42,724
Real asset	39,522	45,833
Mezzanine	31,568	29,834
Hedge Funds	32,784	—	monthly	5 days
Infrastructure*	21,314	230	semi-annually	30 days
Secondaries	5,962	1,835
Fund of funds	3,805	153
Senior Mezzanine	4,552	6,169

Total Alternative assets	$339,544	$258,241

*	Redemption option only applies to one infrastructure fund (Value = $ 8,096; Unfunded Commitment = $ 0)

The investment values are provided per the funds’ capital statements. Significant events that have occurred since the date the values were calculated have been reviewed but are deemed as not being significant. With the exception of three open-ended investments within the portfolio, the Company’s interest cannot be redeemed. Instead, distributions from each fund, which flow through the Consolidated Statements of Income, result from the liquidation of the underlying assets.

Venture capital  includes several venture capital funds that make investments in life science and information technology companies. The geographic focus is primarily U.S. with some focus in Canada. Venture capital funds exposure (unfunded commitments + carrying value) is 35% of the Alternative assets portfolio.

MBO  includes several lower middle market management buyout funds (“MBO”) that take controlling positions and work with management to create value. These MBO funds concentrate on the following industries: consumer, healthcare, media, manufacturing and industrial services. The geographic focus is primarily U.S. with some exposure in Europe. MBO asset funds exposure (unfunded commitments + carrying value) is 14% of the Alternative assets portfolio.

Distressed  includes several funds that invest in companies that are in financial distress and/or are undervalued due to discrete extraordinary events. Some of the funds within this category also invests in publicly traded and privately held securities, derivatives and other instruments, primarily in the mortgage, asset-backed, commercial

Page 20	The Penn Mutual Life Insurance Company

(In Thousands)

mortgage-backed and related markets. Investments within this category are made on a global basis. Distressed asset funds exposure (unfunded commitments + carrying value) is 14% of the Alternative assets portfolio.

Real asset  includes investments that focus on energy, timber and real estate. The energy funds concentrate on the acquisition and exploration of oil and gas production in North America. They also consider investments in gathering and processing, energy service and other energy related sector. The timber funds primarily include U.S. timberland properties diversified by geography, age and species. The portfolio also includes one real estate fund and one real estate investment trust fund. The real estate fund purchases participating and non-participating mezzanine loans, mortgages, preferred equity and related investments in smaller and mid size commercial real estate projects located throughout the United States. The real estate investment trust pursues large-scale acquisitions of single-family homes and executes a residential rental strategy throughout the U.S. Real Asset funds exposure relative to the total Alternative assets portfolio for each of these sectors is 8% for energy, 4% for timber, and 2% for real estate.

Senior Mezzanine and Mezzanine  includes investments made in mezzanine securities and middle market companies involved in leveraged transactions. Senior Mezzanine investments are made at the top of the capital structure with significant downside protection, while Mezzanine sits in the middle of the capital structure. Many of the partnerships within these sectors consider an array of investment opportunities, but there is some concentration on media companies. The geographic focus is primarily North America and Europe. Senior Mezzanine and Mezzanine exposure (unfunded commitments + carrying value) is 2% and 10% of the Alternative assets portfolio, respectively.

Hedge Funds  includes two global macro hedge funds in which the Company invests in Class B shares of common stock. The investment strategy is an opportunistic style with the flexibility to establish long, short, or spread positions within the following areas: currency, credit market, credit market spreads, emerging markets, and the equity and copper markets. A shareholder may redeem shares as of the close of business on the last trading day of any upcoming month provided that prior written notice is received by the administrator on the fifth business day prior to the relevant dealing day. Shares are redeemed at the net asset value of the Company as of the redemption date. Hedge fund exposure (unfunded commitments + carrying value) is 5% of the Alternative assets portfolio.

Infrastructure  includes three funds. Some of the assets include toll roads, bridges, pipelines, airports, communication assets and water-waste related assets. One of the funds is open-ended and therefore can be redeemed. Any repurchase of the Company’s interest completed within four years after the initial drawdown date is made at 94% of the investor’s Offering NAV. After four years, repurchase is made at 100% of the investor’s NAV. Infrastructure exposure (unfunded commitments + carrying value) is 4% of the Alternative assets portfolio.

Secondaries  includes two investments. The primary purpose of the first investment is to acquire equity and equity-related securities in venture-backed companies and interests in venture capital investment funds. The firm is headquartered on the West Coast and over 50% of its invested capital is in the Silicon Valley. The second investment considers opportunities on a global basis and across all sectors of the private equity market. The Fund invests its capital principally in limited partner secondaries, synthetic secondaries and alternative investments. Secondary exposure (unfunded commitments + carrying value) is 1% of the Alternative assets portfolio.

Fund of funds  primarily focuses on global investments in private equity, co-investments and secondary market purchases of interests in private equity funds. Fund of funds exposure (unfunded commitments + carrying value) is 1% of the Alternative assets portfolio.

Net unrealized investment capital gains/(losses) on alternative assets that were classified as investment income aggregated $18,145, $(7,637), and $11,691 for the years ended December 31, 2012, 2011, and 2010, respectively. Net unrealized investment capital losses classified as net investment losses were $(326), $(180), and $(935) for the years ended December 31, 2012, 2011, and 2010, respectively. The Company also recognized capital losses of $191 and $14 on closed partnerships in 2012 and 2011, respectively.

As of December 31, 2012, none of these investments exceed 10% of the Company’s assets. The Company recognized realized losses of $1,190 and $14,421 in 2012 and 2011, respectively, associated with other than temporary impairments of certain partnership investments. The Company considered the remaining life of the partnerships and the performance of the underlying assets when evaluating the facts and circumstances surrounding the recovery of the cost of the partnership investments.

2012 Consolidated GAAP Financial Statements	Page 21

(In Thousands)

OTHER INVESTED ASSETS  The components of other invested assets as of December 31, 2012 and 2011 were as follows:

	2012	2011

Derivatives	$39,665	$32,590
Low income housing tax credits	91,239	96,899
Annuity contract	—	50,031
Other	2,943	3,283

Total other invested assets	$133,847	$182,803

Refer to Note 5 for discussion on Derivatives.

The Company invests in LIHTC investments, which generate tax credits for investing in affordable housing projects. Investors in entities operating qualified affordable housing projects receive tax benefits in the form of tax deductions from operating losses and tax credits. The Company has unexpired tax credits relating to these investments with remaining lives ranging between 12-13 years and required holding periods for its LIHTC investments between 15-16 years.

The Company has no LIHTC properties under regulatory review at December 31, 2012. Impairment is determined by comparing the book value of the investment with the present value of future tax benefits. The investment is written down if the book value is higher than the present value and the write-down is accounted for as a realized loss. There were no impairments for 2012. There were no write-downs due to forfeiture of ineligibility.

RESTRICTED ASSETS AND SPECIAL DEPOSITS  Assets of $8,487 and $8,286 at December 31, 2012 and 2011, respectively, were on deposit with governmental authorities or trustees as required by certain state insurance laws and are included within invested assets in the accompanying Consolidated Balance Sheets.

NET INVESTMENT INCOME  The components of net investment income are summarized as follows:

YEARS ENDED DECEMBER 31,	2012	2011	2010

AFS securities	$441,391	$404,500	$356,348
Equity securities	187	126	—
Policy loans	37,863	38,333	37,664
Short-term investments	259	28	342
Alternative Assets	43,141	19,886	27,048
Other invested assets	8,351	6,946	7,821
Other investment income	204	120	94

Gross investment income	531,396	469,939	429,317

Less: Investment expense	20,647	19,113	9,510

Net investment income	$510,749	$450,826	$419,807

NET INVESTMENT GAINS/(LOSSES) The components of net investment gains/(losses) on investments were as follows:

YEARS ENDED DECEMBER 31,	2012	2011	2010

AFS securities	$25,699	$24,615	$13,469
Trading securities	23,700	20,729	13,366
Equity securities and short-term investments	(229)	2,125	1,486
Alternative assets, other invested assets, and equity	(24,714)	(36,830)	(1,258)
Amortization of deferred acquisition costs	(3,065)	(2,268)	(4,677)
Deferred compensation plans and other assets	(111)	(1,165)	5,202

Net investment gains	$21,280	$7,205	$27,588

Page 22	The Penn Mutual Life Insurance Company

(In Thousands)

Note 5.  DERIVATIVES

The Company utilizes derivatives to achieve its risk management goals. Exposure to risk is monitored and analyzed as part of the Company’s asset/liability management process, which focuses on risks that impact liquidity, capital, and income. The Company may enter into derivative transactions to hedge exposure to interest rate, credit, liability, currency, and cash flow risks. The Company may use forward contracts, swaps, futures, options, swaptions, caps, floors, collars and options on futures to hedge these risks.

When entering into a derivative transaction, there are several risks, including but not limited to basis risk, credit risk, and market risk. Basis risk is the exposure to loss from imperfectly matched positions, and is monitored and minimized by modifying or terminating the transaction. Credit risk is the exposure to loss as a result of default or a decline in credit rating of a counterparty. Credit risk is addressed by establishing and monitoring guidelines on the amount of exposure to any particular counterparty. Market risk is the adverse effect that a change in interest rates, currency rates, implied volatility rates, or a change in certain equity indexes or instruments has on the value of a financial instrument. The Company manages the market risk by establishing and monitoring limits as to the types and degree of risk that may be undertaken. Also, the Company requires that an International Swaps and Derivatives Association Master agreement govern all Over-the-Counter (“OTC”) derivative contracts.

The following table presents the notional and fair values of derivative financial instruments. Fair values showing a gain are reported in Other invested assets. Fair values showing a loss are reported in Other liabilities.

Derivative Instruments Designated and Qualifying as Hedging Instruments

YEARS ENDED DECEMBER 31,	2012				2011
		Notional Value	Fair Value			Notional Value	Fair Value
	Number		Gain	Loss	Number		Gain	Loss

Cash Flow Hedges:
Interest rate swaps	1	$100,000	$541	$—	2	$130,000	$1,872	$—

Total designated and qualifying hedges	1	$100,000	$541	$—	2	$130,000	$1,872	$—

Derivative Instruments Not Designated and Not Qualifying as Hedging Instruments

YEARS ENDED DECEMBER 31,		2012				2011
	Number	Notional Value	Fair Value		Number	Notional Value	Fair Value
			Gain	Loss			Gain	Loss

Interest rate caps	2	$200,000	$—	$—	2	$200,000	$23	$—
Credit default swaps	2	9,000	—	(756)	2	9,000	—	(466)
Equity futures	5,020	373,631	400	(4,648)	5,797	374,293	2,813	(6,133)
Foreign currency forwards	1	20,324	611	—	1	23,188	939	—
Interest rate swaps	9	924,000	174	(12,437)	4	383,000	18,103	—
Inflation swaps	6	175,000	9,889	—	—	—	—	—
Equity options	24	670,500	28,049	—	17	291,000	8,840	—

Total not designated and not qualifying as hedges	5,064	$2,372,455	$39,123	$(17,841)	5,823	$1,280,481	$30,718	$(6,599)

2012 Consolidated GAAP Financial Statements	Page 23

(In Thousands)

The following table presents the components of OCI, before income tax, related to cash flow hedges:

YEARS ENDED DECEMBER 31,	2012	2011

Other comprehensive income, beginning of period	$2,970	$4,018
Losses deferred in OCI on the effective portion of cash flow hedges	(940)	50
Amounts reclassified to net investment gains	(1,367)	(1,098)

Other comprehensive income, end of period	$663	$2,970

The OCI offset is reported within net investment gains/(losses) on the Consolidated Statements of Income.

The impact of derivative instruments reported on the Consolidated Statements of Income in net investment gains/(losses) is reported in the tables below:

Derivative Instruments Designated and Qualifying as Hedging Instruments

YEARS ENDED DECEMBER 31,	2012		2011
	Net Investment Income	Net Investment Gains/(Losses)	Net Investment Income	Net Investment Gains/(Losses)

Cash Flow Hedges:
Interest rate swaps	$1,255	$831	$1,644	$1,059

Total qualifying hedges	$1,255	$831	$1,644	$1,059

Derivative Instruments Not Designated and Not Qualifying as Hedging Instruments

YEARS ENDED DECEMBER 31,	2012		2011
	Net Investment Income	Net Investment Gains/(Losses)	Net Investment Income	Net Investment Gains/(Losses)

Interest rate futures	$—	$2,226	$—	$(6,393)
Interest rate caps	—	(23)	—	(578)
Credit Default Swaps	(350)	(290)	(347)	331
Equity futures	—	(69,675)	—	(17,549)
Equity options	—	—	—	9,182
Foreign currency forward	—	(170)	—	939
Interest rate swaps	10,823	(276)	7,174	65,744
Inflation swaps	441	9,889	—	—

Total nonqualifying hedges	$10,914	$(58,319)	$6,827	$51,676

Derivative Instruments Designated and Qualifying as Cash Flow Hedges

The Company has entered into interest rate swaps that qualify for hedge accounting. These have been designated as cash flow hedges of cashflows related to variable rate securities. These interest rate swaps are used to reduce market risks from changes in interest rates. The net receipts/payments from these interest rate swaps are recorded on the Company’s Consolidated Statements of Income as reported in the table above.

The Company’s cash flow hedges are being used to hedge floating rate securities. The assessment of hedge effectiveness for cash flow hedges of interest rate risk excluded amounts relating to risks other than exposure to the benchmark interest rate. Derivative instruments used in cash flow hedges that meet the criteria of a highly effective hedge are valued and reported in a manner that is consistent with the hedged asset or liability.

Page 24	The Penn Mutual Life Insurance Company

(In Thousands)

The effective portion of the cash flow hedges recorded in other comprehensive income was $663 and $2,970 at December 31, 2012 and 2011, respectively. The ineffective portion of the cash flow hedges recorded as a net investment gain/(loss) was $56 and $(39) as of December 31, 2012 and 2011, respectively.

The Company de-designated a $200,000 notional interest rate swap that had been designated as a three-year cash flow hedge of fixed income securities in 2008. Of the $2,943 that was recorded in OCI as of December 31, 2008, $425 was reclassified to net investment income as of December 31, 2010.

During the year ending December 31, 2012, the Company discontinued cash flow hedge accounting for one interest rate swap with a notional value of $30,000 because the forecasted transitions are not expected to occur. This resulted in $424 that was recorded in OCI at December 31, 2011 being reclassified to net investment income as of December 31, 2012.

During the years ending December 31, 2011, and 2010, there were no instances in which the Company discontinued cash flow hedge accounting because the forecasted transactions did not occur on the anticipated date or in the additional time period permitted.

Derivative Instruments Designated and Qualifying as Fair Value Hedges

For fair value hedges, changes in the fair value of derivatives are reported in a manner that is consistent with the hedged asset or liability.

Derivative Instruments Not Designated and Not Qualifying as Hedging Instruments

The Company enters into interest rate caps, interest rate and equity futures, credit default swaps, forward contracts and put options that do not qualify for hedge accounting.

These instruments are carried at fair value. Instruments with a positive fair value are reported in Other invested assets. Instruments with a negative fair value are reported in Other liabilities. The Company’s use of interest rate caps is designed to manage risk associated with rising interest rates. Credit default swaps protect the Company from a decline in credit quality of a specified security resulting in bankruptcy or the failure to pay. The Company may use “to be announced” forward contracts to gain exposure to the investment risk and return of mortgage-backed securities. Foreign currency forwards are used to hedge the risk embedded in the Company’s investment in Euro-denominated alternative assets. The Company uses interest rate swaps to reduce market risks from changes in interest rates; the Company uses inflation swaps as an economic hedge to reduce inflation risk associated with inflation-indexed liabilities.

The Company offers a variety of variable annuity programs with guaranteed minimum balance or guaranteed withdrawal benefits. The contractholders may elect to invest in equity funds. Adverse changes in the equity markets expose the company to losses if the changes result in contractholder’s account balances falling below the guaranteed minimum. To mitigate the risk associated with these liabilities, the Company enters into interest and equity futures and put options. The changes in value of the futures and options will offset a portion of the changes in the annuity accounts relative to changes in the equity market.

The Company offers Indexed Universal Life products which have an embedded option with guaranteed returns. The Company uses call spread options for protection from rising equity levels and rising volatility. During 2012 and 2011 the Company realized gains/(losses) related to investments in call spread options of $9,106 and $(3,605), respectively, which are recorded in operating income.

During 2010, the Company closed one credit default swap with a notional value of $5,000 and recognized a realized gain of $558 in net investment gains.

CREDIT RISK

The Company is exposed to credit related losses in the event of non-performance by counterparties to derivative financial instruments. In order to minimize credit risk, the Company and its derivative counterparties require collateral to be posted in the amount owed under each transaction, subject to threshold and minimum transfer amounts that are functions of the counterparty’s credit rating. Additionally, the agreements with the

2012 Consolidated GAAP Financial Statements	Page 25

(In Thousands)

counterparties allow for contracts in a positive position to be offset by contracts in a negative position. This right of offset, combined with the collateral obtained from counterparties, reduces the Company’s exposure. Cash of $27,519 and $30,470 were held at December 31, 2012 and 2011, respectively. The cash received is invested in an interest bearing money market fund and is reflected as a short-term investment. Cash of $510 was posted with a counterparty on a credit default swap position as of December 31, 2010.

As of December 31, 2012 and 2011, the Company pledged collateral for futures contracts of $44,872 and $34,276, respectively. Notional or contractual amounts of derivative financial instruments provide a measure of involvement in these types of transactions and do not represent the amounts exchanged between the parties engaged in the transaction. The amounts exchanged are determined by reference to the notional amounts and other terms of the derivative financial instruments.

At December 31, 2012 and 2011, the Company maintained claims related to certain derivatives associated with the bankruptcy of Lehman Brother Holdings, Inc. in 2008. At December 31, 2012, the recoverability of the claims has been determined to be 40% of the net derivative claims remaining. The claims are being carried at a value, net of the initial recovery in 2012, of $5,373 and $7,195, as of December 31, 2012 and 2011, respectively.

Note 6.  FAIR VALUE OF FINANCIAL INSTRUMENTS

FAIR VALUE MEASUREMENT  Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Fair value measurement is based on assumptions market participants would make in pricing an asset or liability. The inputs to valuation techniques used to measure fair value are prioritized by establishing a three-level fair value hierarchy. The fair value hierarchy gives the highest priority to quoted prices in active markets and the lowest priority to prices derived from unobservable inputs. An asset or liability’s classification within the fair value hierarchy is based on the lowest level of significant input to its fair value measurement. The Company has categorized its assets and liabilities into the three-level fair value hierarchy based upon the priority of the inputs. The following summarizes the types of assets and liabilities included within the three-level hierarchy:

Level 1	Fair value is based on unadjusted quoted market prices in active markets for identical assets or liabilities that are accessible at the measurement date. These generally provide the most reliable evidence and are used to measure fair value whenever available. Active markets are defined as having the following for the measured asset/liability: i) many transactions, ii) current prices, iii) price quotes not varying substantially among market makers. iv) narrow bid/ask spreads and v) most information publicly available. Prices are obtained from readily available sources for market transactions involving identical assets or liabilities.

Level 2	Fair value is based on significant inputs, other than quoted prices included in Level 1, that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability through corroboration with observable market data. Prices for assets classified as Level 2 are primarily provided by an independent pricing service using observable inputs. In circumstances where prices from pricing services are reviewed for reasonability but cannot be corroborated to observable market data as noted above, these security values are recorded in Level 3 in the Company’s fair value hierarchy.

Level 3	Fair value is based on significant inputs that are unobservable for the asset or liability. These inputs reflect the Company’s assumptions about the assumptions market participants would use in pricing the asset or liability. These are typically less liquid fixed maturity securities with very limited trading activity. Prices are determined using valuation methodologies such as option pricing models, discounted cash flow models, market approach and other similar techniques. Prices may be based upon non-binding quotes from brokers or other market makers that are reviewed for reasonableness based on the Company’s understanding of the market but are not further corroborated with other additional observable market information.

The determination of fair value, which for certain assets and liabilities is dependent on the application of estimates and assumptions, can have a significant impact on the Company’s results of operations. The following sections

Page 26	The Penn Mutual Life Insurance Company

(In Thousands)

describe the valuation methodologies used to determine fair values as well as the key estimates and assumptions surrounding certain assets and liabilities, measured at fair value on a recurring basis, that could have a significant impact on the Company’s results of operations or involve the use of significant unobservable inputs.

The fair value process is monitored by an internal Valuation Group, which meets at least quarterly. The Valuation Group consists of financial and investment professionals and utilizes additional subject matter experts as applicable. The purpose of the Valuation Group is to monitor the Company’s asset valuation policies and procedures by ensuring objective and reliable valuation practices and pricing of financial instruments, as well as addressing fair valuation issues, changes to valuation methodologies and pricing sources. To assess the continuing appropriateness of third party pricing service security valuations, the Valuation Group regularly monitors the prices, reviews price variance reports and compares prices to alternate sources for a sample of securities on a periodic basis. In addition, the Company performs an initial and ongoing review of the third party pricing services methodologies, reviews inputs and assumptions used for a sample of securities on a periodic basis and performs back testing on recent trades. Pricing challenges are raised on valuations considered not reflective of market and are monitored by the Valuation Group.

AFS SECURITIES  The fair values of the Company’s debt securities are generally based on quoted market prices or prices obtained from independent pricing services. In order to validate reasonability, prices are reviewed by internal investment professionals through comparison with directly observed recent market trades or comparison of significant inputs used by the pricing service to the Company’s observations of those inputs in the market. Consistent with the fair value hierarchy described above, securities with quoted market prices or corroborated valuations from pricing services are generally reflected within Level 2. Inputs considered to be standard for valuations by the independent pricing service include: benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers, reference data and industry and economic events. In circumstances where prices from pricing services are reviewed for reasonability but cannot be corroborated to observable market data as noted above, these security values are recorded in Level 3 in the Company’s fair value hierarchy.

In circumstances where market data such as quoted market prices or vendor pricing is not available, internal estimates based on significant observable inputs are used to determine fair value. This category also includes fixed income securities priced internally. Inputs considered are: public debt, industrial comparables, underlying assets, credit ratings, yield curves, type of deal structure, collateral performance, loan characteristics and various indices, as applicable. Also included in Level 2 are private placement securities. There are several private placement bonds that are priced externally by an asset management firm with expertise in the security type utilizing the discounted cash flows methodology applied through an industry standard analytical and valuation platform. Inputs considered are: public corporate bond spreads, industry sectors, average life, internal and external ratings, security structure, liquidity spreads, credit spreads and yield curves, as applicable. If the discounted cash flow model incorporates significant unobservable inputs, these securities would be reflected within Level 3 in the Company’s fair value hierarchy.

In circumstances where significant observable inputs are not available, estimated fair value is calculated internally by using unobservable inputs. These inputs reflect the Company’s assumptions about the inputs market participants would use in pricing the asset, and are therefore included in Level 3 in the Company’s fair value hierarchy. Circumstances where observable market data is not available may include events such as market illiquidity and credit events related to the security.

The Company’s Level 3 debt securities generally include certain privately placed commercial mortgage backed, asset backed trust preferred, public debt, and certain private debt securities priced internally based on observable and unobservable inputs. Under certain conditions, the Company may conclude pricing information received from third party pricing services is not reflective of market activity and may over-ride that information with an internally developed valuation. As of December 31, 2012 and 2011, there were no such over-rides that in aggregate were material. Significant inputs used in valuing the Company’s Level 3 debt securities include: issue specific credit adjustments, illiquidity premiums, estimation of future collateral performance cash flows, default rate assumptions, acquisition cost, market activity for securities considered comparable and non-binding quotes from certain market participants. Certain of these inputs, as described further in the fair value methodology and significant input table within Footnote 7, are considered unobservable, as not all market participants will have access to this data.

2012 Consolidated GAAP Financial Statements	Page 27

(In Thousands)

TRADING SECURITIES  The fair values of most publicly traded securities are based on quoted market prices in active markets for identical assets and are classified within Level 1 in the Company’s fair value hierarchy. Level 2 securities include those not actively traded and priced based on similar assets traded in active markets and securities where the fair value is based on vendor prices. All other securities are priced as Level 3.

EQUITY SECURITIES  Equity securities consist principally of investments in common and preferred stock of publicly traded companies, as well as common stock mutual fund shares. The fair values of most publicly traded equity securities are based on quoted market prices in active markets for identical assets and are classified within Level 1 in the Company’s fair value hierarchy. The fair values of common stock mutual fund shares that transact regularly (but do not trade in active markets because they are not publicly available) are based on transaction prices of identical fund shares and are classified within Level 2 in the Company’s fair value hierarchy. The fair values of preferred equity securities are based on prices obtained from independent pricing services and, in order to validate reasonability, are compared with recent market trades we have directly observed. Accordingly, these securities are classified within Level 2 in the Company’s fair value hierarchy.

SHORT-TERM INVESTMENTS  Short-term investments consist of money market funds carried at Level 1 and short term debt securities carried at Level 2.

OTHER INVESTED ASSETS  Derivatives with a positive fair value are recorded as Other invested assets. Derivatives with a negative fair value are recorded as Other liabilities. The fair values of derivative contracts are determined based on quoted prices in active exchanges or prices provided by counterparty utilizing valuation models. The fair values of derivative contracts can be affected by changes in interest rates, credit spreads, market volatility, expected returns and liquidity as well as other factors. In order to validate reasonability, prices are reviewed by internal investment professionals through comparison with directly observed recent market trades, comparison with internal valuations estimated through use of valuation models maintained on an industry standard analytical and valuation platform, or comparison of all significant inputs used in broker quotes to the Company’s observations of those inputs in the market. Fair values can also be affected by changes in estimates and assumptions including those related to counterparty behavior used in valuation models.

The Company’s exchange traded futures include index futures. Exchange traded futures and exchange traded put options are valued using quoted prices in active markets and are classified within Level 1 in the Company’s fair value hierarchy. A significant portion of the Company’s derivative positions are traded in the OTC derivative market and are classified within Level 2 in the Company’s fair value hierarchy. These investments include: interest rate swaps, interest rate caps and put options. OTC derivatives classified within Level 2 are valued using models generally accepted in the financial services industry that use actively quoted or observable market input values from external market data providers, broker-dealer quotations, third-party pricing vendors and/or recent trading activity.

SEPARATE ACCOUNT ASSETS  Separate Account assets primarily consist of mutual funds. The fair value of mutual funds is based upon quoted prices in an active market, resulting in classification in Level 1.

VARIABLE ANNUITY LIVING BENEFIT RIDERS  The Company’s liability for future policy benefits includes general account liabilities for guarantees on variable annuity contracts, including GMAB and GMWB. These benefits are accounted for as embedded derivatives and are carried at fair value with changes in fair value included in net investment gains/(losses).

The fair values of the GMAB and GMWB liabilities are calculated as the present value of future expected payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature. The expected cash flows are discounted using appropriate rates that take into consideration the Company’s own risk of nonperformance. Since there is no observable active market for the transfer of these obligations, the valuations are calculated using internally developed models. Significant inputs to these models include capital market assumptions, such as interest rates and equity market assumptions, as well as various policyholder behavior assumptions that are actuarially determined, including lapse rates, benefit utilization rates, mortality rates and withdrawal rates. These assumptions are reviewed regularly, and updated based upon historical experience and give consideration to any observable market data, including market transactions such as acquisitions and reinsurance transactions. Since many of the assumptions utilized are unobservable and are considered to be

Page 28	The Penn Mutual Life Insurance Company

(In Thousands)

significant inputs to the liability valuation, the liability included in future policy benefits has been reflected within Level 3 in the fair value hierarchy. During 2012, the assumptions that were reviewed and updated included the mortality rates, lapse rates, volatility and nonperformance risk. These assumption changes resulted in a $12,200 decrease to reserves.

INDEXED UNIVERSAL LIFE CONTRACTS  The Company’s liability for future policy benefits includes general account liabilities for interest credits indexed to the S&P 500 in excess of the guaranteed rates on indexed universal life contracts. These benefits are accounted for as embedded derivatives and are carried at fair value with changes in fair value included in operating earnings as part of benefits paid to policyholders and beneficiaries.

Assets and Liabilities Measured at Fair Value on a Recurring Basis

The following table presents the financial instruments carried at fair value as of December 31, 2012, by caption on the Consolidated Balance Sheet and by valuation hierarchy (as described above).

	FV Level 1	FV Level 2	FV Level 3	Total

Assets:
AFS Securities:
U.S Treasury/Agency and non- U.S. government securities	$48,966	$386,088	$—	$435,054
States and political subdivisions	—	1,293,427	6,850	1,300,277
Corporate securities	—	4,747,255	1,513	4,748,768
Residential MBS	—	721,187	—	721,187
Commercial MBS	—	1,661,919	121,694	1,783,613
Asset-backed securities	—	524,315	108,299	632,614
Redeemable preferred stocks	—	21,578	1,352	22,930

Total AFS Securities	48,966	9,355,769	239,708	9,644,443
Trading securities	3,540	312,210	774	316,524
Equity securities	16,813	—	960	17,773
Short-term investments	98,176	—	—	98,176
Other invested assets	400	39,265	—	39,665

Total investments	167,895	9,707,244	241,442	10,116,581
Separate account assets(1)	5,432,604	—	—	5,432,604

Total assets	$5,600,499	$9,707,244	$241,442	$15,549,185

Liabilities:
Derivatives	$(4,649)	$(13,193)	$—	$(17,842)
Future policy benefits	—	—	(115,945)	(115,945)
Securities sold not purchased	(34,455)	(38,199)	—	(72,654)

Total Liabilities	$(39,104)	$(51,392)	$(115,945)	$(206,441)

(1)	Separate account assets represent segregated funds that are invested for certain customers. Investment risk associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company’s Consolidated Balance Sheets.

2012 Consolidated GAAP Financial Statements	Page 29

(In Thousands)

The following table presents the financial instruments carried at fair value as of December 31, 2011, by caption on the Consolidated Balance Sheet and by valuation hierarchy (as described above).

	FV Level 1	FV Level 2	FV Level 3	Total
Assets:
AFS Securities:
U.S Treasury/Agency and non-U.S. government securities	$174,278	$368,989	$—	$543,267
States and political subdivisions	—	1,206,374	6,556	1,212,930
Corporate securities	—	3,964,350	—	3,964,350
Residential MBS	—	1,263,473	—	1,263,473
Commercial MBS	—	1,293,453	—	1,293,453
Asset-backed securities	—	354,426	248	354,674
Redeemable preferred stocks	—	21,517	2,936	24,453

Total AFS Securities	174,278	8,472,582	9,740	8,656,600
Trading securities	5,346	117,610	799	123,755
Equity securities	11,363	—	—	11,363
Short-term investments	29,751	—	—	29,751
Other invested assets	2,813	29,777	—	32,590

Total investments	223,551	8,619,969	10,539	8,854,059
Separate account assets(1)	4,640,495	—	—	4,640,495

Total assets	$4,864,046	$8,619,969	$10,539	$13,494,554

Liabilities:
Derivatives	$(6,133)	$(466)	$—	$(6,599)
Future policy benefits	—	—	(137,009)	(137,009)
Securities sold not purchased	(10,720)	(3,823)	—	(14,543)

Total Liabilities	$(16,853)	$(4,289)	$(137,009)	$(158,151)

(1)	Separate account assets represent segregated funds that are invested for certain customers. Investment risk associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company’s Consolidated Balance Sheets.

CHANGES IN LEVEL 3 RECURRING FAIR VALUE MEASUREMENTS  The tables below include a rollforward of the balance sheet amounts for the years ended December 31, 2012 and 2011 (including the change in fair value), for financial instruments classified by the Company within Level 3 of the valuation hierarchy. When a determination is made to classify a financial instrument within Level 3, the determination is based upon the significance of the unobservable parameters to the overall fair value measurement. However, Level 3 financial instruments typically include, in addition to the unobservable or Level 3 components, observable components (that is, components that are actively quoted and can be validated to external sources); accordingly, the gains and losses in the table below include changes in fair value due in part to observable factors that are part of the valuation methodology. During 2012, approximately $108,042 of assets were transferred into Level 3 due to use of unobservable inputs in estimating fair value, primarily illiquidity premiums or due to reliance on single broker quotes. During 2012, there were no assets transferred out of Level 3. Also, the Company manages the risk of the observable components of Level 3 financial instruments using securities and derivative positions that are classified within Level 1 or 2 of the valuation hierarchy; as these Level 1 and Level 2 risk management instruments are not included below, the gains or losses in the tables do not reflect the effect of the Company’s risk management activities related to such Level 3 instruments.

Page 30	The Penn Mutual Life Insurance Company

(In Thousands)

	States and Political Sub- Divisions(1,2)	Corporate Securities(1,2)	Commercial Mortgage- Backed Securities(1,2)	Asset-Backed Securities(1,2)	Redeemable Preferred Stock(1,2)	Equity Securities(1,2)	Trading Securities(3)	Total Assets	Future Policy Benefit — Total Liabilities

Balance January 1, 2012	$6,556	$—	$—	$248	$2,936	$—	$799	$10,539	$(137,009)
Transfers in	—	—	—	108,042	—	—		108,042	—
Transfers out	—	—	—	—	—	—		—
Total gains/ losses (realized/unrealized) included in:
Income	—	—	—	—	—	—		—	18,369
OCI	369	—	(477)	9	(9)	—	(13)	(121)	—
Amortization/Accretion	—	—	477	—	—	—	—	477	—
Purchases/Sales:
Purchases	—	1,513	121,694	—	—	960	8	124,175	2,695
Sales	(75)	—	—	—	(1,575)	—	(20)	(1,670)	—

Balance December 31, 2012	$6,850	$1,513	$121,694	$108,299	$1,352	$960	$774	$241,442	$(115,945)

	States and Political Sub- Divisions(1,2)	Corporate Securities(1,2)	Commercial Mortgage- Backed Securities(1,2)	Asset-Backed Securities(1,2)	Redeemable Preferred Stock(1,2)	Equity Securities(1,2)	Trading Securities(3)	Total Assets	Future Policy Benefit — Total Liabilities
Balance January 1, 2011	$8,009	$—	$—	$285	$11,962	$—	$3,050	$23,306	$(51,310)
Transfers in	—	—	—	—	—	—	—	—	—
Transfers out	—	—	—	—	—	—	(123)	(123)	—
Total gains or losses (realized/unrealized) included in:
Income	—	—	—	—	—	—	—	—	(87,473)
OCI	(1,203)	—	—	(37)	174	—	113	(953)	—
Amortization/Accretion	—	—	—	—	—	—	—	—	—
Purchases/Sales:
Purchases	—	—	—	—	—	—	46	46	1,774
Sales	(250)	—	—	—	(9,200)	—	(2,287)	(11,737)	—

Balance December 31, 2011	$6,556	$—	$—	$248	$2,936	$—	$799	$10,539	$(137,009)

(1)	Total gains/(losses) included in earnings are reported as net investment gains/(losses)
(2)	Amortization/accretion is reported as net investment income
(3)	Total gains/(losses) included in other comprehensive income are reported as net investment gains/(losses)

2012 Consolidated GAAP Financial Statements	Page 31

(In Thousands)

Fair value for index credits in excess of guaranteed rates in indexed universal life contracts were transferred into Level 3 since fair value calculations rely on certain unobservable inputs, such as the Company’s experience assumptions.

The following table summarizes the total gains or losses included in earnings that are attributable to unrealized capital gains/(losses) for Level 3 assets and liabilities still held at December 31,2012:

	Trading Securities — Total Assets	Future Policy Benefit — Total Liabilities

Net Investment Income	$(12)	$(18,369)
Net Investment Gains	—	—

Total	$(12)	$(18,369)

The following table summarizes the total gains or losses included in earnings that are attributable to unrealized capital gains/(losses) for Level 3 assets and liabilities still held at December 31,2011:

	Trading Securities — Total Assets	Future Policy Benefit — Total Liabilities

Net Investment Income	$—	$—
Net Investment Gains	57	87,473

Total	$57	$87,473

The following summarizes the fair value, valuation techniques and significant unobservable inputs of the Level 3 fair value measurements that were developed as of December 31, 2012:

	Fair Value	Valuation Technique	Significant Unobservable Inputs	Rate/ Range or /weighted avg.

Assets:
Investments
AFS Securities
States and political subdivisions	$6,850	Market Approach(1)	Observed prices of other comparable securities	Price range of $77.5 - $92.5 (wtd avg of $85.6)

Corporate and equity securities	2,473	Discounted cash flows(2)	Enterprise valuation multiple/ Discount rate	4.5 multiple/ 15%

Commercial MBS	121,694	Broker quote(3)	Not available	N/A

Asset-backed securities	79,950	Discounted cash flows(4)	Illiquidity premium	Rate range 0.75 - 2.5% (wtd avg of 2.28%)

	24,204	Broker quote(5)	Not available	N/A

	4,145	Market approach(6)	Comparable security spread	5.9%

Redeemable preferred stocks	1,352	Discounted cash flow(4)	Illiquidity premium	1%

Trading securities	774	Recent Trades	Observed trades	N/A

Total Investments	$241,442

Page 32	The Penn Mutual Life Insurance Company

(In Thousands)

	Fair Value	Valuation Technique	Significant Unobservable Inputs	Rate/ Range or /weighted avg.

Liabilities:
Future policy benefits:
GLB reserves embedded derivatives	(115,945)	Monte Carlo simulation	Lapse rates(7)	0.5% - 30.0%

			Non-performance risk(8)	1.00% - 3.00%
			Mortality(9)	(12)
			Inflation(10)	1.00% - 3.50%
			Volatility(11)	1.00% - 26.0%

(1)	Valuations of these municipal auction rate securities are based upon observed trade prices or upon a weighted average of recently observed trades on assets considered comparable.
(2)	The Company estimates the fair value of a $1,513 corporate bond and a $960 common stock using a cash flow model which applies an enterprise valuation multiplier to future cash flows projected, discounted to present value.
(3)	These privately placed commercial mortgage backed securities trade infrequently and are valued based upon a single indicative, non-binding broker quote which is updated regularly. The significant inputs are not developed by the Company and are not reasonably available. On a regular basis, management reviews the quote with the broker for reasonableness.
(4)	The process used to value the $69,950 of trust preferred securities consists of determining the current market price and credit spread of the underlying floating rate security that will be received at maturity of the trust.
That value is then discounted based upon a rate consisting of the applicable swap yield to maturity, the discount margin and an illiquidity premium established by management.
The process used to value the $10,000 privately placed bond consists of a discounted cash flow analysis using a spread from a benchmark curve and incorporating an illiquidity premium.
The illiquidity premiums shown used in the valuation of each of these assets represent estimated market participant composites of adjustments attributable to liquidity premiums, expected durations, structures and credit quality that would be applied to the market observable information of an investment.
(5)	Broker quoted fair values on these asset backed securities represent indicative, non-binding quotes developed by a single market maker. The significant inputs are not developed by the Company and are not reasonably available.
(6)	Valuation of this privately placed bond is estimated by applying a spread from the U.S. Treasury curve derived from a security considered comparable.
(7)	The lapse rate input represents the estimated probability of a contract surrendering during a year, and thereby forgoing any future benefits. The range represents the lapse rates during the surrender charge period for variable annuity contracts.
(8)	The NPR input represents the estimated additional credit spread that market participants would apply to the market observable discount rate when pricing a contract.
(9)	The mortality rate input represents the estimated probability of when an individual belonging to a particular group, categorized according to age or some other factor such as occupation, will die.
(10)	The inflation rate input represents the estimated rate of increase of the American dollar.
(11)	The volatility input represents overall volatilities assumed for the underlying variable annuity funds, which include a mixture of equity and fixed income assets. Fair value of the variable annuity GLB embedded derivatives would increase if higher volatilities were used for valuation.
(12)	Based on the “Annuity 2000 Mortality Table” developed by the Society of Actuaries Committee on Life Insurance Research that was adopted by the National Association of Insurance Commissioners in 1996 for the Company’s mortality input.

FINANCIAL INSTRUMENTS FOR WHICH CARRYING VALUE APPROXIMATES FAIR VALUE

Certain financial instruments that are not carried at fair value on the Consolidated Balance Sheets are carried at amounts that approximate fair value due to their short-term nature and generally negligible credit risk. These instruments include cash and short-term investments.

2012 Consolidated GAAP Financial Statements	Page 33

(In Thousands)

The methodology for determining the fair value for the Company’s financial instruments that are carried at fair value can be found earlier in this note.

Alternative assets and Other invested assets, which consists primarily of LIHTC, are accounted for under the equity method and for which the carrying value provides a reasonable estimate of fair value as the underlying investments of these partnerships are valued at estimated fair value.

The fair values of the Company’s liabilities for individual annuities are estimated by discounting the cash flows associated with the contracts, using an interest rate currently offered for similar contracts with maturities similar to those remaining for the contracts being valued.

The fair values of liabilities under all of the Company’s contracts are considered in the overall management of interest rate risk. The Company is exposed to interest rate risk on its interest-sensitive products. The Company’s investment strategy is designed to minimize interest risk by managing product features and the durations and anticipated cash flows of the Company’s assets and liabilities.

Debt includes Company issued surplus notes, where fair value is based on indicative broker quotes.

Separate account liabilities are recorded at the amount credited to the contractholder, which reflects the fair value of the corresponding separate account assets. Therefore, carrying value approximates fair value.

The following table discloses the Company’s financial instruments that are not carried at fair value:

		2012		2011
	Level	Carrying Value	Estimated Fair Value	Carrying Value	Estimated Fair Value

Financial Assets:
Alternative assets	3	$339,544	$339,544	$303,139	$303,139
Other invested assets	3	94,182	94,182	150,213	150,213
Cash	1	92,963	92,963	133,412	133,412

Total financial assets		$526,689	$526,689	$586,764	$586,764

Financial Liabilities:
Investment-type contracts
Individual annuities	3	$1,842,888	$1,904,540	$1,777,558	$1,819,015
Other policyholder funds	3	209,873	209,873	214,613	214,613

Total policyholder funds		2,052,761	2,114,413	1,992,171	2,033,628
Debt	2	388,907	487,616	388,762	388,762
Separate account liabilities	1	5,432,604	5,432,604	4,640,495	4,640,495

Total financial liabilities		$7,874,272	$7,935,924	$7,021,428	$7,062,885

Note 7.  SEPARATE ACCOUNTS

Separate Accounts Registered with the SEC  The Company maintains separate accounts, which are registered with the Securities Exchange Commission (“SEC”), for its individual variable life and annuity products with assets of $5,208,286 and $4,437,625 at December 31, 2012 and 2011, respectively. The assets for these separate accounts, which are carried at fair value, represent investments in shares of Penn Series Funds, Inc. and other non-proprietary funds.

Separate Accounts Not Registered with the SEC  The Company also maintains separate accounts, which are not registered with the SEC, with assets of $234,511 and $211,497 at December 31, 2012 and 2011, respectively. While the product itself is not registered with the SEC, the underlying assets are comprised of SEC registered mutual funds. The assets in these separate accounts are carried at fair value.

Page 34	The Penn Mutual Life Insurance Company

(In Thousands)

Note 8.  DAC AND SALES INDUCEMENTS

The following table illustrates the roll forward of the Company’s DAC balance:

YEARS ENDED DECEMBER 31,	2012	2011

Balance at beginning of year	$675,759	$763,874
Current year additions	269,417	237,368
Unrealized gains	(10,406)	(201,559)
Amortized during year, net of interest and unlocking	(125,419)	(123,924)

Balance at end of year	$809,351	$675,759

Most of the Company’s DAC asset is amortized over the estimated life of the book of business at a constant rate based on the present value of the estimated gross profits expected to be realized. The present value of estimated gross profits is computed using an expected investment yield or interest crediting rate, projected mortality and lapse rates. As actual experience varies, the DAC asset is required to be written up or down as the Company “unlocks” the DAC assumptions and resets the assumptions based on more current information. For projecting investment returns that would be applied to determine future variable account value growth and the associated profit margins, the Company uses a common industry approach that is generally referred to as Reversion to the Mean (“RTM”).

Sales Inducements

The Company has deferred annuity policies in-force that contain sales inducements, which are capitalized and then amortized into income in the future. Capitalized sales inducements are included in Other assets and are amortized using the same methodology and assumptions used to amortize DAC.

Changes in sales inducements are as follows:

	2012	2011

Beginning balance	$53,570	$53,343
Additional amounts deferred	9,172	8,332
Amortization	(7,525)	(8,105)

Ending balance	$55,217	$53,570

Note 9.  GUARANTEED MINIMUM ANNUITY BENEFITS

The Company has variable annuity contracts containing GMDB provisions that provide a specified minimum benefit payable upon death as follows:

RETURN OF PREMIUM  provides the greater of the account value or total deposits made to the contract less any partial withdrawals and transfers, which is referred to as “net purchase payments”. This guarantee is a standard death benefit on all individual variable annuity products.

STEP-UP  provides a variable death benefit equal to the greater of the account value and the highest variable account value adjusted for withdrawals and transfers from any prior contract anniversary date.

RISING FLOOR  provides a variable death benefit equal to the greater of the current account value and the variable purchase payments accumulated at a set rate and adjusted for withdrawals and transfers.

2012 Consolidated GAAP Financial Statements	Page 35

(In Thousands)

The following table summarizes the account values, net amount at risk (amount of death benefit in excess of account value), net of reinsurance, and reserves for variable annuity contracts with guarantees invested in the separate account as of December 31:

	2012	2011

Account value	$4,525,322	$3,740,645
Net amount at risk	109,790	219,828
GAAP Reserves	8,502	6,832

The reserve calculation uses a process that includes a stochastic modeling component. 200 scenarios are modeled during the process and the result is the creation of excess death benefits, which are cash payments due to death over and above the existing account value. A ratio of the present value of these excess benefits to the present value of excess revenues is calculated and applied to the excess revenues in that period to determine the new liability accrual. This accrual is rolled forward with interest and amortized as excess payments are made.

The Company regularly evaluates the estimates used to model the GMDB reserve and adjusts the additional liability balance as appropriate, with a related charge or credit to other benefits and claims in the period of evaluation if actual experience or other evidence suggests that earlier assumptions should be revised.

The Company has variable annuity contracts that have GMAB and GMAB/GMWB Rider options. The GMAB provides for a return of principal at the end of a ten-year period. The GMWB, with inflation protection, provides for a minimum amount of income at retirement. The GMAB/GMWB combination rider allows for guaranteed withdrawals from a benefit base after a selected waiting period. The benefit base is calculated as the maximum of principal times a roll up rate less any partial withdrawals during the accumulation phase, the current account value, and the highest anniversary value over the first ten years. The withdrawal amount is stated as a percentage of the benefit base and varies based on whether the annuitant selects lifetime withdrawals or a specified period. One version of this Rider has an inflation adjustment applied to the Guaranteed Withdrawal Amount. The following table summarizes the account values and reserves for the different benefit types as of December 31, 2012:

Rider Type	Contracts	Fixed Account Value	Variable Account Value	Total Fund Account Value	Reserves

GMAB	977	$3,411	$87,231	$90,642	$414
GMWB w/inflation	10,056	36,799	1,314,058	1,350,857	59,096
GMAB/WB	13,450	87,300	1,752,292	1,839,592	39,378

Total	24,483	$127,510	$3,153,581	$3,281,091	$98,888

The following table summarizes the account values and reserves for the different benefit types as of December 31, 2011:

Rider Type	Contracts	Fixed Account Value	Variable Account Value	Total Fund Account Value	Reserves

GMAB	756	$3,454	$62,456	$65,910	$1,358
GMWB w/inflation	8,899	31,898	1,056,709	1,088,607	63,851
GMAB/WB	10,634	51,273	1,283,906	1,335,179	66,963

Total	20,289	$86,625	$2,403,071	$2,489,696	$132,172

The guaranteed living benefits are considered to be derivatives. For information on the fair value for these derivatives, see Note 5. Changes in these values are recorded in net investment gains/(losses).

Page 36	The Penn Mutual Life Insurance Company

(In Thousands)

Note 10.  INCOME TAXES

The federal income tax expense is as follows:

YEARS ENDED DECEMBER 31,	2012	2011	2010

Current	$(3,080)	$(12,767)	$(37,416)
Deferred	55,688	27,901	62,475

Total federal income tax expense	$52,608	$15,134	$25,059

The income taxes attributable to consolidated net income are different from the amounts determined by multiplying consolidated net income before income taxes by the expected federal income tax rate. The difference between the amount of tax at the U.S. federal income tax rate of 35% and the consolidated tax provision is summarized as follows:

YEARS ENDED DECEMBER 31,	2012	2011	2010

Tax expense at 35%	$63,816	$35,613	$36,426
(Decrease)/increase in income taxes resulting from:
Dividends received deduction	(6,242)	(5,777)	(4,829)
Tax exempt income	(1,471)	(1,561)	(1,469)
Sale of subsidiary	—	(12,334)	—
Prior period adjustment	(598)	(1,051)	577
Tax reserve	—	150	(4,886)
COLI	(3,714)	(690)	(3,147)
Other	817	784	2,387

Income tax expense	$52,608	$15,134	$25,059

The change in net deferred income tax expense to net deferred income tax liability is comprised of the following:

	2012	2011	Change

Total deferred tax assets	$80,422	$85,232	$(4,810)
Total deferred tax liabilities	699,556	593,669	105,887

Net deferred tax liability	$(619,134)	$(508,437)	$(110,697)
Tax effect of unrealized capital gains/(losses)			51,911

Change in net income tax			(58,786)
Items reflected directly through equity/other			(535)
Loss Carryforward			6,713

Deferred income tax expense			$(52,608)

Deferred income taxes reflect the impact for financial statement reporting purposes of temporary differences between the financial statement carrying amounts and tax basis of assets and liabilities. The significant temporary differences that give rise to the deferred tax assets and liabilities at December 31 relate to the following:

DECEMBER 31,	2012	2011

Deferred tax assets:
Policyholders’ dividends payable	$—	$4,970
Allowances for investment losses	9,984	15,701
Employee benefit liabilities	48,837	57,769
LIHTC	11,558	2,311
Loss Caryyforward	10,021	—
Other	22	4,481

Total deferred tax asset	$80,422	$85,232

2012 Consolidated GAAP Financial Statements	Page 37

(In Thousands)

DECEMBER 31,	2012	2011

Deferred tax liabilities:
Future policy benefits	$108,120	$63,893
DAC	262,842	257,119
Unrealized investment gains	318,877	266,966
Investments	9,717	3,836
Other	—	1,855

Total deferred tax liability	699,556	593,669

Tax currently receivable	(16,984)	(18,004)

Accrued income taxes	$602,150	$490,433

Cash (received)/paid for federal income taxes in 2012, 2011, and 2010 was $(6,037), $(31,715), and $925, respectively.

There were no unrecognized tax benefits as of December 31, 2012 and 2011.

The Company recognizes penalties and/or interest as a component of tax expense. During the years ended December 31, 2012 and 2011, the Company did not recognize or accrue penalties or interest. Therefore, the was no unrecognized tax positions reserve as of December 31, 2012 and 2011.

The Internal Revenue Service (“IRS”) has completed their examination of the Company’s income tax returns through the year 2007. Tax years 2008, 2009, and 2010 are under review.

Note 11.  REINSURANCE

The Company has assumed and ceded reinsurance on certain life and annuity contracts under various agreements.

The table below highlights the reinsurance amounts shown in the accompanying financial statements.

	Gross Amount	Assumed From Other Companies	Ceded to Other Companies	Net Amount

December 31, 2012:
Life Insurance in-force	$91,756,278	$1,243,758	$21,756,442	$71,243,594
Premiums	373,183	1,368	27,372	347,179
Benefits	639,348	2,028	73,431	567,945
Reserves	8,477,834	3,351	319,294	8,161,891

December 31, 2011:
Life Insurance in-force	$82,284,022	$1,305,446	$20,200,601	$63,388,867
Premiums	327,594	1,403	27,602	301,395
Benefits	627,629	2,704	95,831	534,502
Reserves	7,657,762	8,019	332,187	7,333,594

During 2010, the Company had gross premiums of $281,935, assumed premiums of $1,425, ceded premiums of $30,042, gross benefits of $618,709, assumed benefits of $2,567, and ceded benefits of $109,481.

Reinsurance recoverables with a carrying value of $201,043 and $200,751 were associated with a single reinsurer at December 31, 2012 and 2011, respectively. This recoverable is secured by investment grade securities with a market value of $220,408 and $245,552, respectively held in trust.

Page 38	The Penn Mutual Life Insurance Company

(In Thousands)

Note 12.  DEBT

On July 1, 2010, the Company issued a Surplus Note (“2010 Notes”) with a principal balance of $200,000, at a discount of $8,440. The 2010 Notes bear interest at 7.625%, and have a maturity date of June 15, 2040. The 2010 Notes were issued pursuant to Rule 144A under the Securities Act of 1933, as amended and are administered by a U.S. bank as registrar/paying agent. Interest on the 7.625% 2010 Notes is scheduled to be paid semiannually on April 1 and October 1 of each year. At December 31, 2012 and 2011, the amortized cost basis of the 2010 Note was $191,763 and $191,677, respectively.

On June 23, 2004, the Company issued a Surplus Note (“2004 Notes”) with a principal balance of $200,000, at a discount of $3,260. The 2004 Notes bear interest at 6.65%, and have a maturity date of June 15, 2034. The 2004 Notes were issued pursuant to Rule 144A under the Securities Act of 1933, as amended and are administered by a U.S. bank as registrar/paying agent. Interest on the 6.65% 2004 Notes is scheduled to be paid semiannually on April 1 and October 1 of each year. At December 31, 2012 and 2011, the amortized cost basis of the 2004 Note was $197,144 and $197,085, respectively.

The Company’s broker/dealer affiliate borrows from banks in connection with the securities settlement process and to finance margin loans made to customers. The Company is required to collateralize amounts borrowed in excess of certain limits. At December 31, 2012, the Company had debt of $76,100 which was collateralized by customer-owned securities valued at approximately $1,921, Company owned securities valued at $169,875 and remaining bank loans of $129,954, which includes bank overdrafts of $44,154, which were not collateralized.

At December 31, 2011, the Company had debt of $6,200 which was collateralized by customer-owned securities valued at approximately $9,437, Company owned securities valued at $44,612 and remaining bank loans, including bank overdrafts of $44,057, which were not collateralized. The bank loans are demand obligations and generally require interest based on the Federal Funds rate. At December 31, 2012 and 2011, the weighted average interest rates on these borrowings were 1.02% and 1.04%, respectively.

At December 31, 2012, customer margin securities of $253,705 and stock borrowings of approximately $1,352,047 were available to the Company to utilize as collateral on various borrowings or other purposes. The Company utilized $1,921 of these available securities as collateral for bank loans and $1,309,672 in stock loan agreements.

The Company had utilized $44,014 and $51,949 as of December 31, 2012 and 2011, respectively, of securities owned by customers as collateral for Option Clearing Corporation (“OCC”) margin requirements.

The Company has entered into repurchase agreements with financial institutions, however there were no open positions as of December 31, 2012 and 2011.

Note 13.  BENEFIT PLANS

The Company maintains both funded and unfunded non-contributory defined benefit pension plans covering all eligible employees. The Company also has other postretirement benefit plans (health care plans) covering eligible existing retirees and limited other eligible employees. The Company uses a measurement date of December 31 for all plans.

PENSION PLANS  The Company has both funded and unfunded non-contributory defined benefit pension plans covering all eligible employees. The Company’s policy is to fund qualified pension costs in accordance with the Employee Retirement Income Security Act of 1974. The Company may increase its contribution above the minimum based upon an evaluation of the Company’s tax and cash positions and the plan’s funded status.

The Company approved the freezing of benefits under its qualified and non qualified pension plans effective December 31, 2005. Therefore, there no further benefits are accrued for participants.

OTHER POSTRETIREMENT AND POSTEMPLOYMENT BENEFITS  The Company provides certain life insurance and health care benefits (“other postretirement benefits”) for its retirement employees and agents, and their beneficiaries and covered dependents.

2012 Consolidated GAAP Financial Statements	Page 39

(In Thousands)

The Plan was amended, for retirements on or after January 1, 2010, to change the eligibility requirements for pre-65 benefits for employees and benefited producers with credited service starting on or after January 1, 2000. Those with credited service starting between January 1, 2000 and January 1, 2010 had their eligibility for pre-65 benefits changed from at least age 55 with 10 years of service to at least age 55 and age plus service equal to 70. Those hired after January 1, 2010 will have their eligibility changed to at least age 55 and age plus service equal to 75. This amendment resulted in a shortened duration of benefits for covered spouses of all employees and benefited producers with credited service starting after January 1, 1990. Benefits used to extend to covered spouses up to age 65 even if the participant retiree was no longer covered. This amendment ends spouse benefits when the participant retiree’s coverage ends at the participant’s age 65.

The Plan was amended as of December 31, 2010. The Board of the Company approved a change in retiree health benefits which provides that the increase in the Company’s subsidy in years after 2011 will be no greater than 2.5% higher than the previous year’s subsidy. Future employee contributions will include any increase in costs beyond that level. This amendment reduced the benefit obligation by $6,777 as of December 31, 2010.

OTHER PLANS  The Company has non-qualified deferred compensation plans that permit eligible key employees, producers and trustees to defer portions of their compensation to these plans. Certain company contributions in excess of allowable qualified plan limits may also be credited to these plans. The compensation that has been deferred and any excess company contributions have been accrued, and the other expense related to this plan is earnings on the deferred amounts. To hedge against volatility for the investment earnings credited, the Company purchased corporate-owned life insurance contracts.

BENEFIT OBLIGATIONS  Accumulated benefit obligations represent the present value of pension benefits earned as of the measurement date based on service and compensation and do not take into consideration future salary.

Projected benefit obligations for defined benefit plans represent the present value of pension benefits earned as of the measurement date projected for estimated salary increases to an assumed date with respect to retirement, termination, disability or death.

The following table sets forth the plans’ change in benefit obligation of the defined benefit pension and other postretirement plans as of December 31, 2012 and 2011:

	Pension Benefits		Other Postretirement Benefits
	2012	2011	2012	2011

Change in benefit obligation
Benefit obligation at beginning of year	$153,562	$144,866	$27,175	$29,269
Service cost	—	—	655	528
Interest cost	7,642	7,836	1,218	1,225
Plan amendment	—	—	—	—
Actuarial (gain)/loss	22,410	8,236	2,625	(1,475)
Benefits paid	(8,012)	(7,376)	(1,900)	(2,372)

Benefit obligation at end of year	$175,602	$153,562	$29,773	$27,175

The weighted-average assumptions used to measure the actuarial present value of the projected benefit obligation at December 31 were:

	Pension Benefits		Other Postretirement Benefits
	2012	2011	2012	2011

Discount rate	4.00%	5.00%	3.75%	4.50%
Rate of compensation increase	N/A	N/A	N/A	N/A

Page 40	The Penn Mutual Life Insurance Company

(In Thousands)

The discount rate is determined at the annual measurement date of the plans and is therefore subject to change each year. The rate reflects prevailing market rates for high quality fixed-income debt instruments with maturities corresponding to expected duration of the benefit obligations on the measurement date. The rate is used to discount the future cash flows of benefits obligations back to the measurement date.

PLAN ASSETS  The change in plan assets represents a reconciliation of beginning and ending balances of the fair value of the plan assets used to fund future benefit payments. The following table sets forth the change in plan assets as of December 31.

	Pension Benefits		Other Postretirement Benefits
	2012	2011	2012	2011

Change in plan assets:
Fair value of plans assets at beginning of year	$145,704	$133,521	$—	$—
Actual return on plan assets	17,710	16,793	—	—
Employer contribution	2,677	2,765	1,900	2,372
Benefits paid	(8,012)	(7,375)	(1,900)	(2,372)

Fair value of plan assets at end of year	$158,079	$145,704	$—	$—

The fair values of the financial instruments in Company’s pension plan assets as of December 31, 2012 are as follows:

Asset Category	FV Level 1	FV Level 2	FV Level 3	Total

Equity securities	$100,910	$—	$—	$100,910
Corporate Securities	25,991	—	—	25,991
U.S. Treasury securities	31,136	—	—	31,136

Total	$158,037	$—	$—	$158,037

The fair values of the financial instruments in Company’s pension plan assets as of December 31, 2011 are as follows:

Asset Category	FV Level 1	FV Level 2	FV Level 3	Total

Equity securities	$86,639	$—	$—	$86,639
Corporate Securities	29,332	—	—	29,332
U.S. Treasury securities	29,733	—	—	29,733

Total	$145,704	$—	$—	$145,704

The Company’s overall investment strategy with respect to pension assets are growth, preservation of principal, preservation of purchasing power and partial immunization through asset/liability matching while maintaining return objective over the long term. To achieve these objectives, the Company has established a strategic asset allocation policy. Plan assets are diversified both by asset class and within each asset class in order to provide reasonable assurance that no single security or class of security will have a disproportionate impact on the plan. Fixed income assets are to be managed on a buy-and-hold basis to achieve durations consistent with the liability matching strategy yet allow for appropriate liquidity for benefit payments. In December 2011, the company decided to change the target allocation of the plan from a 50/50 target allocation between equity securities and Treasuries to a 60/20/20 allocation between equity securities, corporate bonds and Treasuries. The Company will continue its policy to rebalance the portfolio on an annual basis. Performance of investment managers, liability

2012 Consolidated GAAP Financial Statements	Page 41

(In Thousands)

measurement and investment objectives are reviewed on a regular basis. The Company’s pension plan asset allocation at December 31, 2012 and 2011, and the current target allocations are as follows:

	2012 Target Allocation	Percentage of Plan Assets As of December 31,
Asset Category		2012	2011

Equity securities	60.0%	63.8%	59.5%
Corporate Bonds	20.0%	16.5%	20.1%
U.S. Treasury securities	20.0%	19.7%	20.4%

Total	100.0%	100.0%	100.0%

AMOUNTS RECOGNIZED IN THE CONSOLIDATED BALANCE SHEET  The funded status of the defined benefit plans is a comparison of the projected benefit obligations to the assets related to the respective plan, if any. The difference between the two represents amounts that have been appropriately recognized as expenses in prior periods that appear as the net amount recognized or represent amounts that will be recognized as expenses in the future through the amortization of the unrecognized net actuarial loss, unrecognized prior service costs, and remaining initial transition. The following table sets forth the funded status of the plans as of December 31, 2012 and 2011 as of the measurement date, and then shows how the funded status is reconciled to the net asset and/or liability recognized in the Consolidated Balance Sheet.

	Pension Benefits		Other Postretirement Benefits
	2012	2011	2012	2011

Benefit Obligation	$(175,601)	$(153,562)	$(29,773)	$(27,175)
Fair value of plan assets	158,079	145,704	—	—

Funded Status	$(17,522)	$(7,858)	$(29,773)	$(27,175)

Amount recognized in balance sheet:
Prepaid pension asset	$13,501	$19,322	$—	$—
Accrued benefit liability	(31,023)	(27,180)	(29,773)	(27,175)

Net amount recognized	$(17,522)	$(7,858)	$(29,773)	$(27,175)

The qualified pension plan was over funded by $13,501 and $19,322 as of December 31, 2012 and 2011, respectively. The non-qualified pension plans are not funded and have total projected benefit obligations of $31,023 and $27,180 as of December 31, 2012 and 2011, respectively.

The projected benefit obligation, accumulated benefit obligation and fair value of plan assets for pension plans with accumulated benefit obligations in excess of plan assets were $31,023, $31,023 and $0, respectively as of December 31, 2012. The projected benefit obligation, accumulated benefit obligation and fair value of plan assets for pension plans with accumulated benefit obligations in excess of plan assets were $27,180, $27,180 and $0, respectively as of December 31, 2011.

As of December 31, 2012 and 2011, the projected benefit obligation for all pension benefit plans exceeds the fair value of plan assets and the accumulated postretirement benefit obligation exceeds plan assets for all of the Company’s other postretirement benefit plans.

Page 42	The Penn Mutual Life Insurance Company

(In Thousands)

NET PERIODIC COST  Other changes in plan assets and benefit obligations recognized in other comprehensive income for the years ending December 31, 2012 and 2011 are as follows:

	Pension Benefits		Other Postretirement Benefits
	2012	2011	2012	2011

Current year actuarial loss/(gain)	$14,717	$630	$2,625	$(1,475)
Amortization of actuarial loss	(899)	(753)	(132)	—
Amortization of prior service credit	—	—	959	959

Total recognized in other comprehensive income	$13,818	$(123)	$3,452	$(516)

The estimated amounts that will be amortized from accumulated other comprehensive income into net periodic benefit cost in 2013 consist of:

	Pension Benefits	Other Postretirement Benefits

Actuarial loss	$1,538	$222
Prior service credit	—	(959)

Total	$1,538	$(737)

The components of net periodic benefit cost (excluding the minimum pension liability adjustment) at December 31, were as follows:

	Pension Benefits		Other Postretirement Benefits
	2012	2011	2012	2011

Service cost	$—	$—	$655	$528
Interest cost	7,642	7,836	1,218	1,225
Expected return on plan assets	(10,017)	(9,188)	—	—
Amortization of prior service cost	—	—	(959)	(959)
Amount of recognized gains	899	753	132	—

Total net periodic (benefit)/cost	$(1,476)	$(599)	$1,046	$794

Total recognized in net periodic benefit cost and other comprehensive income	$13,818	$(123)	$4,498	$(278)

The weighted-average assumptions used to determine net periodic benefit cost at December 31 were:

	Pension Benefits		Other Postretirement Benefits
	2012	2011	2012	2011

Discount rate	5.00%	5.50%	4.5%	4.80%
Expected return on plan assets	7.00%	7.00%	N/A	N/A
Rate of compensation increase	N/A	N/A	N/A	N/A

The expected long-term rate of return on plan assets was 7.00% in 2012 and 7.00% in 2011. The expected rate of return on plan assets was estimated utilizing a variety of factors including the historical investment returns

2012 Consolidated GAAP Financial Statements	Page 43

(In Thousands)

achieved over a long-term period, the targeted allocation of plan assets and expectations concerning future returns in the marketplace for both equity and debt securities. Lower returns on plan assets result in higher pension expense.

The assumed health care cost trend rates used in determining net periodic costs at December 31 were:

	2012		2011
	Pre-65	Post-65	Pre-65	Post-65

Health care cost trend rate assumed for next year	8.85%	6.40%	9.40%	6.60%
Rate to which the cost trend rate is assumed to decline (the ultimate trend rate)	5.00%	5.00%	5.00%	5.00%
Year that the rate reaches the ultimate trend rate	2019	2019	2019	2019

Assumed health care trend rates have a significant effect on the amounts reported for the health care plans. A one-percentage point change in assumed health care cost trend rates would have the following effects:

	One-Percentage Point
	Increase	Decrease

Effect on total service and interest cost components	$126	$(110)
Effect of postretirement benefit obligation	1,896	(1,673)

ACTUAL CONTRIBUTIONS AND BENEFITS  The contributions made and the benefits paid from the plans at December 31 were:

	Pension Benefits		Other Postretirement Benefits
	2012	2011	2012	2011

Employer Contributions	$2,677	$2,765	$1,900	$2,372
Benefits Paid	(8,012)	(7,375)	(1,900)	(2,372)

CASH FLOWS The Company’s funding policy is to contribute an amount at least equal to the minimum required contribution under ERISA. The Company may increase its contribution above the minimum based upon an evaluation of the Company’s tax and cash positions and the plan’s funded status.

In 2013, the Company expects to make the minimum required contribution to the funded pension plan, currently estimated to be $0 and to the unfunded pension and postretirement plans in an amount equal to benefit costs of approximately $2,763 and $2,393, respectively.

The estimated future benefit payments are based on the same assumptions as used to measure the benefit obligations at December 31, 2012 and 2011. The following benefit payments, which reflect expected future service, as appropriate, are expected to be paid:

	Pension Plan Benefits	Other Post Retirement Plan Benefits

2013	$8,493	$2,393
2014	8,898	2,316
2015	9,247	2,272
2016	9,610	2,211
2017	9,895	2,164
Years 2018-2022	52,391	10,265

Total	$98,534	$21,621

Page 44	The Penn Mutual Life Insurance Company

(In Thousands)

DEFINED CONTRIBUTION PLANS  The Company maintains four defined contribution pension plans for substantially all of its employees and full-time agents. For two plans, designated contributions of up to 6% or 8% of annual compensation are eligible to be matched by the Company. Contributions for the third plan are based on tiered earnings of full-time agents. The last plan, which covers employees of a subsidiary, is determined on a discretionary basis by the Board of Directors of that subsidiary. For the years ended December 31, 2012, 2011, and 2010, the expense recognized for these plans was $7,385, $6,909, and $6,229, respectively. The estimated fair value of the defined contribution plans’ assets at December 31, 2012 and 2011 was $443,630 and $402,704, respectively.

At December 31, 2012 and 2011, $109,942 and $103,056, respectively, of the defined contribution plans’ assets were invested in the Company’s group annuity contracts.

Note 14.  COMMITMENTS, CONTINGENCIES AND UNCERTAINITIES

LEASES  The Company has entered into various leases, primarily for field offices. As of December 31, 2012 future minimum payments under noncancellable leases are as follows:

For the year ending:	Operating Leases

2013	$126,501
2014	106,124
2015	86,506
2016	69,802
2017	55,553
Thereafter	45,215

INVESTMENTS  In the normal course of business, the Company extends commitments relating to its investment activities. As of December 31, 2012, the Company had outstanding commitments totaling $310,325 relating to these investment activities. The fair value of these commitments approximates the face amount.

LITIGATION  The Company is involved in litigation arising in and out of the normal course of business, which seek both compensatory and punitive damages. In addition, the regulators within the insurance and brokerage industries continue to focus on market conduct and compliance issues. The Company monitors sales materials and compliance procedures and makes extensive efforts to minimize any potential liabilities in this area. While the Company is not aware of any actions or allegations that should reasonably give rise to a material adverse impact to the Company’s financial position, liquidity, or results of operations the outcome of litigation or regulatory examinations cannot be foreseen with certainty.

In 2012, a putative class action complaint was filed against the Company in federal court alleging that the Company breached its contracts by allegedly failing to distribute surplus in excess of an alleged statutorily prescribed limit. The matter is in the initial pleading stages. The Company believes that it has substantial defenses and will vigorously defend itself. No reasonable estimate can be made at this time regarding the potential liability, if any, or the amount or range of any loss that may result from this claim.

UNCLAIMED PROPERTY  Significant attention has been focused on life insurance companies’ processes and procedures used to identify unreported death claims and whether life insurance companies use the Social Security Master Death File (“SSMDF”) to identify deceased policy and contract holders. During 2012, the Company completed a review of its inforce policies to match all policies inforce over the last 25 years to the SSMDF. For the years ended December 31, 2012 and 2011, $11,985 and $3,733, respectively, has been recognized in Benefits paid to policyholders and beneficiaries.

The Company received notification from 14 states of their intent to examine compliance with their respective abandoned and unclaimed property acts. It is possible that other jurisdictions may pursue similar examinations. These actions may result in additional payments to beneficiaries, additional escheatment of funds deemed abandoned under state laws, administrative penalties, interest, and/or further changes to the Company’s procedures. While the Company is not currently able to estimate these additional possible costs, the Company does not believe they will have a material impact to its financial position or liquidity.

2012 Consolidated GAAP Financial Statements	Page 45

(In Thousands)

LOW INTEREST RATE ENVIRONMENT  A period of sustained low interest rates could negatively impact the Company’s profitability as the interest margin could decline. The interest margin is the difference between the earned rate on general account assets and the credited rate on policyholder funds. As interest rates decline, cash received is reinvested in lower yielding instruments. Our products such as fixed annuities and fixed universal life have guaranteed credited rates. Declines in our interest margin or instances where the returns on our general account investments are not enough to support the interest rate guarantees on these products could have a material adverse effect on our businesses or results of operations.

In periods when interest rates are declining or remain at low levels, we may have to reinvest the cash we receive as interest or return of principal on our investments in lower yielding instruments reducing our interest margin. Moreover, borrowers may prepay fixed-income securities and mortgage-backed securities in our general account in order to borrow at lower market rates, which exacerbates this risk. Lowering interest crediting rates helps to mitigate the effect of margin compression on some of our products. However, because we are entitled to reset the interest rates on our fixed rate annuities and fixed universal life only at limited, pre-established intervals, and since many of our contracts have guaranteed minimum interest or crediting rates, our margin could still decrease and potentially become negative.

Our expectation for future interest margin is an important component in the amortization of deferred acquisition costs (“DAC”) as it affects the future profitability of the business. Currently, new money rates continue to be at historically low levels. If interests rates were to remain low over a sustained period of time, this would put additional pressure on our interest margin, potentially resulting in unlocking of our DAC assets, thereby reducing net income in the affected reporting period.

During period of low interest rates, policy reserves may not be sufficient to meet future obligations and may need to be strengthened, which would reduce net income in that reporting period. No additional policyholder reserves were established in 2012 or 2011 as a result of the low interest rate environment.

GUARANTY FUNDS  The Company is subject to insurance guaranty fund laws in the states in which it does business. These laws assess insurance companies’ amounts to be used to pay benefits to policyholders and policy claimants of insolvent insurance companies. Many states allow these assessments to be credited against future premium taxes. The liability for estimated guaranty fund assessments net of applicable premium tax credits as of December 31, 2012 and 2011 was $870 and $820, respectively. The Company believes such assessments in excess of amounts accrued will not materially impact its financial statement position, results of operation, or liquidity.

Note 15.  STATUTORY FINANCIAL INFORMATION

STATUTORY ACCOUNTING PRINCIPLES  PML is required to file statements with the Pennsylvania Department of Insurance and PIA files with the Delaware Department of Insurance in accordance with statutory accounting practices prescribed or permitted as codified by the NAIC, which is a comprehensive basis of accounting other than GAAP. The Statutory accounting practices primarily differ from GAAP by charging policy acquisition costs to expense as incurred, recognizing certain policy fees as revenue when billed, establishing future policy benefit liabilities using different actuarial assumptions, reporting surplus notes as surplus instead of debt, as well as valuing investments and certain assets and accounting for deferred income taxes on a different basis.

Investments in bonds and preferred stocks are generally carried at amortized cost or market value. An Asset Valuation Reserve (AVR) is established as a liability to offset potential investment losses and an Interest Maintenance Reserve (IMR) is established as a liability to capture capital gains/(losses) on the sale of fixed income investments, resulting from changes in the general level of interest rates.

STATUTORY NET INCOME AND SURPLUS  The combined insurance companies’ statutory capital and surplus at December 31, 2012 and 2011 was $1,495,390 and $1,542,748, respectively. The combined insurance companies’ net loss, determined in accordance with statutory accounting practices, for the years ended December 31, 2012, 2011, and 2010, was $63,055, $3,470, and $49,303, respectively.

RISK-BASED CAPITAL  Risk-based capital is a method developed by the NAIC to measure the minimum amount of capital appropriate for an insurance company to support its overall business operations in consideration of its size

Page 46	The Penn Mutual Life Insurance Company

(In Thousands)

and risk profile. The formulas for determining the amount of risk-based capital specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Additionally, certain risks are required to be measured using actuarial cash flow modeling techniques, subject to formulaic minimums. The adequacy of PML’s and PIA’s actual capital is measured by the risk-based capital results, as determined by the formulas. Companies below minimum risk-based capital requirements are classified within certain levels, each of which requires specified corrective action. At December 31, 2012, the Company’s surplus exceeds these minimum levels.

Note 16.  SUBSEQUENT EVENTS

The Company has evaluated events subsequent to December 31, 2012 and through the Consolidated Financial Statement date of issuance of February 15, 2013 and has determined that there were no subsequent events requiring recognition of disclosure in the financial statements.

2012 Consolidated GAAP Financial Statements	Page 47

PennMutual

Our Noble Purpose

Since 1847, Penn Mutual has been driven by our noble purpose — to create a world of possibilities, one individual, one family and one small business at a time. As an original pioneer of mutual life insurance in America, we believe that life insurance is the most protective, responsible and rewarding action a person can take to build a solid foundation today and create a brighter future for generations to come.

© 2013 The Penn Mutual Life Insurance Company and The Penn Insurance & Annuity Company, Philadelphia, PA 19172 www.pennmutual.com

PM6091 05/13

Item 24.	Financial Statements and Exhibits

(a)	Financial Statements included in Part B:

Financial Statements of Penn Mutual Variable Annuity Account III:

Report of Independent Registered Public Accounting Firm

Statements of Assets and Liabilities – December 31, 2012

Statements of Operations – For the Year Ended December 31, 2012

Statements of Changes in Net Assets – For the Years Ended December 31, 2012 and 2011

Notes to Financial Statements – December 31, 2012

Financial Statements of The Penn Mutual Life Insurance Company:

Independent Auditor’s Report

Consolidated Balance Sheets for the Years Ended December 31, 2012 and 2011

Consolidated Statements of Comprehensive Income for the Years Ended December 31, 2012, 2011 and 2010

Consolidated Statements of Changes in Equity for the Years Ended December 31, 2012, 2011 and 2010

Consolidated Statements of Cash Flows for the Years Ended December 31, 2012, 2011 and 2010

Notes to Consolidated Financial Statements

(b)	Exhibits

1.

	(a)	Resolutions of the Executive Committee of the Board of Trustees of The Penn Mutual Life Insurance Company authorizing the establishment of Penn Mutual Variable Annuity Account III (the “Registrant”). Previously filed as Exhibit 1(a) to Registrant’s Registration Statement on September 3, 1998 (File No. 333-62811 and Accession No. 0001036050-98-001504) and incorporated herein by reference.

	(b)	Resolutions of the Executive Committee of the Board of Trustees of the Penn Mutual Life Insurance Company authorizing investments of the Registrant. Previously filed as Exhibit 1(b) to Post-Effective Amendment No. 1 to Registrant’s Registration Statement on April 27, 1999 (File No. 333-62825 and Accession No. 0000950116-99-000834) and incorporated herein by reference.

	2.	Not applicable.

3.

	(a)(1)	Sales Support Agreement between The Penn Mutual Life Insurance Company and Horner, Townsend & Kent, Inc., a wholly-owned subsidiary of Penn Mutual. Previously filed as Exhibit 3(a) to Pre-Effective Amendment No. 1 to Registrant’s Registration Statement on November 30, 1998 (File No. 333-62811 and Accession No. 0001036050-98-002055) and incorporated herein by reference.

	(a)(2)	Schedule I to the Sales Support Agreement between The Penn Mutual Life Insurance Company and Horner, Townsend & Kent, Inc., a wholly-owned subsidiary of Penn Mutual. Previously filed as Exhibit 3(a)(2) to Pre-Effective Amendment No. 3 to Registrant’s Registration Statement on April 13, 2012 (File No. 333-177543 and Accession No. 0001193125-12-162520) and incorporated herein by reference.

	(b)	Distribution Agreement between The Penn Mutual Life Insurance Company and Horner, Townsend & Kent, Inc., a wholly-owned subsidiary of Penn Mutual. Previously filed as Exhibit 3(b) to Pre-Effective Amendment No. 3 to Registrant’s Registration Statement on April 13, 2012 (File No. 333-177543 and Accession No. 0001193125-12-162520) and incorporated herein by reference.

	(c)	Form of Agent’s Agreement relating to broker-dealer supervision. Previously filed as Exhibit 3(c) to Pre-Effective Amendment No. 3 to Registrant’s Registration Statement on April 13, 2012 (File No. 333-177543 and Accession No. 0001193125-12-162520) and incorporated herein by reference.

	(d)	Form of Broker-Dealer Selling Agreement (for broker-dealers licensed to sell variable annuity contracts and/or variable life insurance contracts under state insurance laws). Previously filed as Exhibit 3(d) to Pre-Effective Amendment No. 3 to Registrant’s Registration Statement on April 13, 2012 (File No. 333-177543 and Accession No. 0001193125-12-162520) and incorporated herein by reference.

(e)	Form of Broker-Dealer Selling Agreement (for broker-dealers with affiliated corporations licensed to sell variable annuity contracts and/or variable life insurance contracts under state insurance laws). Previously filed as Exhibit 3(e) to Pre-Effective Amendment No. 3 to Registrant’s Registration Statement on April 13, 2012 (File No. 333-177543 and Accession No. 0001193125-12-162520) and incorporated herein by reference.

(f)	Schedule A to Broker-Dealer Selling Agreement (PM5749 05/12). Previously filed as Exhibit 3(d) to Pre-Effective Amendment No. 3 to Registrant’s Registration Statement on April 13, 2012 (File No. 333-177543 and Accession No. 0001193125-12-162520) and incorporated herein by reference.

4.

(a)(i)	Individual Variable and Fixed Annuity Contract (Form ICC11-VA-C). Previously filed as Exhibit 4(a)(i) to Pre-Effective Amendment No. 3 to Registrant’s Registration Statement on April 13, 2012 (File No. 333-177543 and Accession No. 0001193125-12-162520) and incorporated herein by reference.

(a)(ii)	B Share Option Contract Specifications (Form ICC11-CS.B-C). Previously filed as Exhibit 4(a)(ii) to Pre-Effective Amendment No. 3 to Registrant’s Registration Statement on April 13, 2012 (File No. 333-177543 and Accession No. 0001193125-12-162520) and incorporated herein by reference.

(a)(iii)	L Share Option Contract Specifications (Form ICC11-CS.L-C). Previously filed as Exhibit 4(a)(iii) to Pre-Effective Amendment No. 3 to Registrant’s Registration Statement on April 13, 2012 (File No. 333-177543 and Accession No. 0001193125-12-162520) and incorporated herein by reference.

(a)(iv)	X Share Option Contract Specifications (Form ICC11-CS.X-C). Previously filed as Exhibit 4(a)(iv) to Pre-Effective Amendment No. 3 to Registrant’s Registration Statement on April 13, 2012 (File No. 333-177543 and Accession No. 0001193125-12-162520) and incorporated herein by reference.

(b)(i)	Rider – Guaranteed Minimum Death Benefit Enhancement (Form ICC11-GMDB-C). Previously filed as Exhibit 4(b)(i) to Pre-Effective Amendment No. 3 to Registrant’s Registration Statement on April 13, 2012 (File No. 333-177543 and Accession No. 0001193125-12-162520) and incorporated herein by reference.

(b)(ii)	GMDB Additional Contract Specifications (Form ICC11-ACS.GMDB-C). Previously filed as Exhibit 4(b)(ii) to Pre-Effective Amendment No. 3 to Registrant’s Registration Statement on April 13, 2012 (File No. 333-177543 and Accession No. 0001193125-12-162520) and incorporated herein by reference.

(c)(i)	Rider – Guaranteed Lifetime Withdrawal Benefit with Guaranteed Growth and Minimum Death Enhancement (Form ICC11-WBDB-C). Previously filed as Exhibit 4(c)(i) to Pre-Effective Amendment No. 3 to Registrant’s Registration Statement on April 13, 2012 (File No. 333-177543 and Accession No. 0001193125-12-162520) and incorporated herein by reference.

(c)(ii)	WBDB Additional Contract Specifications (Form ICC11-ACS.WBDB-C). Previously filed as Exhibit 4(c)(ii) to Pre-Effective Amendment No. 3 to Registrant’s Registration Statement on April 13, 2012 (File No. 333-177543 and Accession No. 0001193125-12-162520) and incorporated herein by reference.

(d)(i)	Rider – Guaranteed Lifetime Withdrawal Benefit with Guaranteed Growth (Form ICC11-GLWB-C). Previously filed as Exhibit 4(d)(i) to Pre-Effective Amendment No. 3 to Registrant’s Registration Statement on April 13, 2012 (File No. 333-177543 and Accession No. 0001193125-12-162520) and incorporated herein by reference.

(d)(ii)	GLWB Additional Contract Specifications (Form ICC11-ACS.GLWB-C). Previously filed as Exhibit 4(d)(ii) to Pre-Effective Amendment No. 3 to Registrant’s Registration Statement on April 13, 2012 (File No. 333-177543 and Accession No. 0001193125-12-162520) and incorporated herein by reference.

(e)	Endorsement No. 1534-02 to Individual Variable and Fixed Annuity Contract (Traditional Individual Retirement Annuity). Previously filed as Exhibit 4(e) to Pre-Effective Amendment No. 3 to Registrant’s Registration Statement on April 13, 2012 (File No. 333-177543 and Accession No. 0001193125-12-162520) and incorporated herein by reference.

(f)	Endorsement No. 1747-09 to Individual Variable and Fixed Annuity Contract (Roth Individual Retirement Annuity). Previously filed as Exhibit 4(f) to Pre-Effective Amendment No. 3 to Registrant’s Registration Statement on April 13, 2012 (File No. 333-177543 and Accession No. 0001193125-12-162520) and incorporated herein by reference.

(g)	Purchase Payment Enhancement Endorsement (Form ICC11-XVA-C). Previously filed as Exhibit 4(g) to Pre-Effective Amendment No. 3 to Registrant’s Registration Statement on April 13, 2012 (File No. 333-177543 and Accession No. 0001193125-12-162520) and incorporated herein by reference.

5.	Application (Form PM1600) for Individual Variable Annuity Contract. Previously filed as Exhibit 5 to Pre-Effective Amendment No. 3 to Registrant’s Registration Statement on April 13, 2012 (File No. 333-177543 and Accession No. 0001193125-12-162520) and incorporated herein by reference.

6.

(a)	Charter of The Penn Mutual Life Insurance Company (May 1983). Previously filed as Exhibit 6(a) to Registrant’s Registration Statement on September 3, 1998 (File No. 333-62811 and Accession No. 0001036050-98-001504) and incorporated herein by reference.

(b)	By-Laws of The Penn Mutual Life Insurance Company. Previously filed as Exhibit 6(b) to Pre-Effective Amendment No. 3 to Registrant’s Registration Statement on April 13, 2012 (File No. 333-177543 and Accession No. 0001193125-12-162520) and incorporated herein by reference.

7.	Not applicable.

8.	Sales Agreement between The Penn Mutual Life Insurance Company and Penn Series Funds, Inc. Previously filed as Exhibit 8 to Pre-Effective Amendment No. 3 to Registrant’s Registration Statement on April 13, 2012 (File No. 333-177543 and Accession No. 0001193125-12-162520) and incorporated herein by reference.

9.	Opinion and Consent of Kevin J. Reynolds, Senior Vice President and Chief Legal Officer of The Penn Mutual Life Insurance Company, as to the legality of the variable annuity contracts being registered. Previously filed as Exhibit 9 to Pre-Effective Amendment No. 3 to Registrant’s Registration Statement on April 13, 2012 (File No. 333-177543 and Accession No. 0001193125-12-162520) and incorporated herein by reference.

10.

(a)	Consent of Independent Registered Public Accounting Firm, PricewaterhouseCoopers LLP, is filed herewith.

(b)	Consent of Counsel, Bingham McCutchen LLP, is filed herewith.

11.	Not applicable.

12.	Not applicable.

13.

(a)	Powers of Attorney of Trustees dated February 14, 2012. Previously filed as Exhibit 13 to Pre-Effective Amendment No. 3 to Registrant’s Registration Statement on April 13, 2012 (File No. 333-177543 and Accession No. 0001193125-12-162520) and incorporated herein by reference.

(b)	Power of Attorney of Mesdame Pudlin, is filed herewith.

Item 25.	Directors and Officers of the Depositor

The following table sets forth the names of the officers and trustees of the Depositor who are engaged directly or indirectly in activities relating to the Registrant or the variable annuity contracts offered by the Registrant and the executive officers of the Depositor.

Name and Principal Business Address*	Position and Offices with Depositor
Eileen C. McDonnell	President and Chief Executive Officer
David O’Malley	Chief Operating Officer
Robert E. Chappell	Chairman of the Board
Kevin T. Reynolds.	Senior Vice President and Chief Legal Officer
Susan T. Deakins	Senior Vice President and Chief Financial Officer
Edward G. Boehne	Trustee of Penn Mutual
Joan P. Carter	Trustee of Penn Mutual
William R. Cook	Trustee of Penn Mutual
Charisse R. Lillie	Trustee of Penn Mutual
Helen P. Pudlin	Trustee of Penn Mutual
Edmond F. Notebaert	Trustee of Penn Mutual
Robert H. Rock	Trustee of Penn Mutual
Anthony M. Santomero	Trustee of Penn Mutual

*	The principal business address of each of the Trustees and officers is The Penn Mutual Life Insurance Company, Philadelphia, PA 19172.

Item 26.	Persons Controlled By or Under Common Control with the Depositor or Registrant

Penn Mutual Wholly-Owned Subsidiaries

Corporation	Principal Business	State of Incorporation

The Penn Insurance and Annuity Company	Life Insurance and Annuities	Delaware

Independence Capital Management, Inc.	Investment Adviser	Pennsylvania

Penn Series Funds, Inc.	Investment Company	Maryland

Penn Janney Fund, Inc.	Investments	Pennsylvania

Penn Mutual Payroll Administration	Payroll	Pennsylvania

Independence Square Properties, LLC*	Holding Company	Delaware

Penn Janney Advisory, Inc.**	Investment Advisor	Pennsylvania

Hornor, Townsend & Kent, Inc.	Registered Broker-Dealer and Investment Adviser	Pennsylvania

ILS Holdings LLC	Holding Company	Delaware

*	Independence Square Properties, LLC is 95.45% owned by Penn Mutual and 4.55% owned by The Penn Insurance and Annuity Company
**	Penn Janney Advisory, Inc. is 50% owned by Penn Mutual and 50% owned by Janney Montgomery Scott, LLC.

Independence Square Properties, LLC

Wholly-Owned Subsidiaries

Corporation	Principal Business	State of Incorporation

Walnut O Corporation	Investments	Pennsylvania

Janney Montgomery Scott LLC	Registered Broker-Dealer and Investment Adviser	Delaware

LEAP Systems, LLC	Software	Delaware

Janney Montgomery Scott LLC

Wholly-Owned Subsidiaries

Corporation	Principal Business	State of Incorporation

JMS Resources, Inc.	Investments	Pennsylvania

Parker/Hunter Asset Management, LLC	Investments	Delaware

Penn Janney Advisory, Inc.*	Investment Advisor	Pennsylvania

*	Penn Janney Advisory, Inc. is 50% owned by Penn Mutual and 50% owned by Janney Montgomery Scott, LLC.

JMS Resources, Inc.

Wholly-Owned Subsidiaries

Corporation	Principal Business	State of Incorporation
Janney Private Equity Company, Inc.	Investments	Delaware

Hornor, Townsend & Kent, Inc.

Wholly-Owned Subsidiaries

Corporation	Principal Business	State of Incorporation

HTK Insurance Agency, Inc.	Insurance Agents or Brokers	Pennsylvania

Item 27.	Number of Contract Owners

As of March 31, 2013, there were:

619 – Owners of qualified individual variable annuity contracts – Smart Foundation VA

1,079 – Owners of qualified individual variable annuity contracts – Smart Foundation Flex

474 – Owners of qualified individual variable annuity contracts – Smart Foundation Plus

252 – Owners of nonqualified individual variable annuity contracts – Smart Foundation VA

495 – Owners of nonqualified individual variable annuity contracts – Smart Foundation Flex

177 – Owners of nonqualified individual variable annuity contracts – Smart Foundation Plus

Item 28.	Indemnification

Section 6.2 of the By-laws of The Penn Mutual Life Insurance Company provides that, in accordance with the provisions of the Section, the Company shall indemnify trustees and officers against expenses (including attorneys’ fees), judgments, fines, excise taxes and amounts paid in settlement actually and reasonably incurred in connection with actions, suits and proceedings, to the extent such indemnification is not prohibited by law, and may provide other indemnification to the extent not prohibited by law. The By-laws are filed herewith as Exhibit 6(b).

Pennsylvania law (15 Pa. C.S.A. §§ 1741-1750) authorizes Pennsylvania corporations to provide indemnification to directors, officers and other persons. Penn Mutual owns a directors and officers liability insurance policy covering liabilities directors and officers of Penn Mutual and its subsidiaries may incur in acting as directors and officers.

Selling Agreements entered into by The Penn Mutual Life Insurance Company (“Penn Mutual”) and its subsidiary, Hornor, Townsend & Kent, Inc. (“HTK”) with securities brokers and insurance agents generally provide for indemnification of Penn Mutual and HTK and their directors and officers in the event of liability resulting from unauthorized acts of the brokers and insurance agents.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29.	Principal Underwriters

Hornor Townsend & Kent, Inc. serves as principal underwriters of the securities of the Registrant. Hornor Townsend & Kent, Inc. also serves as distributor of variable annuity contracts issued through Penn Mutual Variable Annuity Account III, a separate account of Penn Mutual.

Hornor, Townsend & Kent, Inc.- Directors and Officers*
Michelle A. Barry	President, Chief Executive Officer
Jason R. Albino	Chief Compliance Officer
Thomas H. Harris	Senior Vice President, Distribution
Michael W. Williams	Assistant Vice President, Distribution
Marcia DeLong	Director, Producer Compensation and CL&R
Timothy N. Donahue	Managing Director, Operations and Supervision
James G. Murray	Tax Director
Franklin L. Best, Jr.	Counsel and Secretary
Stacey N. Polakowski	Treasurer and Controller

*	The principal business address of the directors and officers is The Penn Mutual Life Insurance Company, Philadelphia, Pennsylvania, 19172.

Commissions and Other Compensation Received By Each Principal Underwriter During Last Fiscal Year:

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemption	Brokerage Commissions	Other Compensation
Hornor, Townsend & Kent, Inc.	$455,725	$0	$0	$0

Item 30.	Location of Accounts and Records

The name and address of the person who maintains physical possession of each account, book or other documents required by Section 31(a) of the Investment Company Act of 1940, as amended, is as follows:

The Penn Mutual Life Insurance Company

600 Dresher Road

Horsham, Pennsylvania 19044

Item 31.	Management Services

See “Administrative and Recordkeeping Services” in Part B of this Registration Statement.

Item 32.	Undertakings

The Penn Mutual Life Insurance Company hereby undertakes:

(a)	to file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted;

(b)	to include either (1) as part of any application to purchase a contract or account offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information;

(c)	to deliver any Statement of Additional Information and any financial statements required to be made available under Form N-4 promptly upon written or oral request.

Restrictions on withdrawals under Section 403(b) Contracts are imposed in reliance upon, and in compliance with, a no-action letter issued by the Chief of the Office of Insurance Products and Legal Compliance of the Securities and Exchange Commission to the American Council of Life Insurance on November 28, 1988.

The Penn Mutual Life Insurance Company represents that the fees and charges deducted under the Individual Variable and Fixed Annuity Contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Registrant.

SIGNATURES

As required by the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and that it has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form N-4 to be signed on its behalf, by the undersigned, thereunto duly authorized in the Township of Horsham and Commonwealth of Pennsylvania, on this 19th day of April, 2013.

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III
(Registrant)

By:	THE PENN MUTUAL LIFE INSURANCE COMPANY
(Depositor)

By:	/s/ Eileen C. McDonnell
Eileen C. McDonnell
President and Chief Executive Officer

As required by the Securities Act of 1933, as amended, this Post-Effective Amendment No. 1 to the Registration Statement on Form N-4 has been signed by the following persons, in the capacities indicated, on this 19th day of April, 2013.

/s/ Eileen C. McDonnell
President and Chief Executive Officer
Eileen C. McDonnell

/s/ David M. O’Malley
Chief Operating Officer
David M. O’Malley

*ROBERT E. CHAPPELL	Chairman of the Board of Trustees
*EDWARD G. BOEHNE	Trustee
*JOAN P. CARTER	Trustee
*WILLIAM R. COOK	Trustee
*CHARISSE R. LILLIE	Trustee
*HELEN P. PUDLIN	Trustee
*EDMOND F. NOTEBAERT	Trustee
*ROBERT H. ROCK	Trustee
*ANTHONY M. SANTOMERO	Trustee

*By	/s/ Eileen C. McDonnell
Eileen C. McDonnell, attorney-in-fact

Exhibit Index

Exhibit Number	Exhibit:

10(a)	Consent of Independent Registered Public Accounting Firm, PricewaterhouseCoopers LLP

10(b)	Consent of Counsel, Bingham McCutchen LLP

13(b)	Power of Attorney for Mesdame Pudlin